NAI-5009845676v8 Execution Version CREDIT AGREEMENT dated as of February 18, 2026 by and among ORION PROPERTIES INC., as Parent, ORION PROPERTIES LP, as Borrower, THE FINANCIAL INSTITUTIONS PARTY HERETO AND THEIR ASSIGNEES UNDER SECTION 13.5., as Lenders, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent ______________________________________________________ WELLS FARGO SECURITIES, LLC and JPMORGAN CHASE BANK, N.A., as Joint Bookrunners, WELLS FARGO SECURITIES, LLC, JPMORGAN CHASE BANK, N.A., and TD BANK, N.A. as Joint Lead Arrangers, JPMORGAN CHASE BANK, N.A., as Syndication Agent and TD BANK, N.A., as Documentation Agent Exhibit 10.2

NAI-5009845676v8 i TABLE OF CONTENTS Article I. Definitions ..................................................................................................................... 1 Section 1.1 Definitions.................................................................................................. 1 Section 1.2 General; References to Central Time. ...................................................... 41 Section 1.3 Financial Attributes of Non-Wholly Owned Subsidiaries. ...................... 42 Section 1.4 Rates. ........................................................................................................ 42 Section 1.5 Divisions. ................................................................................................. 42 Article II. Credit Facility ............................................................................................................ 43 Section 2.1 Revolving Loans. ..................................................................................... 43 Section 2.2 [Intentionally Omitted.] ........................................................................... 44 Section 2.3 [Intentionally Omitted.] ........................................................................... 44 Section 2.4 Letters of Credit. ...................................................................................... 44 Section 2.5 Changed Circumstances. .......................................................................... 48 Section 2.6 Rates and Payment of Interest on Loans. ................................................. 51 Section 2.7 Number of Interest Periods. ..................................................................... 52 Section 2.8 Repayment of Loans. ............................................................................... 52 Section 2.9 Prepayments. ............................................................................................ 52 Section 2.10 Continuation. ............................................................................................ 53 Section 2.11 Conversion. .............................................................................................. 54 Section 2.12 Notes. ....................................................................................................... 54 Section 2.13 Voluntary Reductions of the Revolving Commitments. .......................... 55 Section 2.14 Extension of the Revolving Termination Date. ....................................... 55 Section 2.15 Expiration Date of Letters of Credit Past Revolving Commitment Termination. ............................................................................................. 56 Section 2.16 Amount Limitations. ................................................................................ 56 Section 2.17 Funds Transfer Disbursements. ............................................................... 56 Article III. Payments, Fees and Other General Provisions ......................................................... 57 Section 3.1 Payments. ................................................................................................. 57 Section 3.2 Pro Rata Treatment. ................................................................................. 57 Section 3.3 Sharing of Payments by Lenders. ............................................................ 58 Section 3.4 Several Obligations. ................................................................................. 58 Section 3.5 Fees. ......................................................................................................... 59

NAI-5009845676v8 ii Section 3.6 Computations. .......................................................................................... 59 Section 3.7 Usury. ....................................................................................................... 59 Section 3.8 Statements of Account. ............................................................................ 60 Section 3.9 Defaulting Lenders................................................................................... 60 Section 3.10 Taxes. ....................................................................................................... 63 Article IV. [Reserved] ................................................................................................................. 67 Article V. Yield Protection, Etc. ................................................................................................. 67 Section 5.1 Additional Costs; Capital Adequacy. ....................................................... 67 Section 5.2 [Reserved]. ............................................................................................... 68 Section 5.3 Illegality. .................................................................................................. 68 Section 5.4 Compensation. ......................................................................................... 69 Section 5.5 [Reserved]. ............................................................................................... 69 Section 5.6 Replacement of Lenders. ......................................................................... 69 Section 5.7 Change of Lending Office. ...................................................................... 70 Section 5.8 Assumptions Concerning Funding of Term SOFR Loans. ...................... 70 Article VI. Conditions Precedent ................................................................................................ 70 Section 6.1 Initial Conditions Precedent. .................................................................... 70 Section 6.2 Conditions Precedent to All Loans and Letters of Credit. ....................... 73 Section 6.3 Conditions Subsequent to Certain Credit Events. .................................... 74 Article VII. Representations and Warranties .............................................................................. 75 Section 7.1 Representations and Warranties. .............................................................. 75 Section 7.2 Survival of Representations and Warranties, Etc. ................................... 84 Article VIII. Affirmative Covenants .......................................................................................... 84 Section 8.1 Preservation of Existence and Similar Matters. ....................................... 84 Section 8.2 Compliance with Applicable Law. .......................................................... 84 Section 8.3 Maintenance of Property. ......................................................................... 85 Section 8.4 Conduct of Business. ............................................................................... 85 Section 8.5 Insurance. ................................................................................................. 85 Section 8.6 Payment of Taxes and Claims.................................................................. 86 Section 8.7 Books and Records; Inspections. ............................................................. 86 Section 8.8 Use of Proceeds........................................................................................ 86 Section 8.9 Environmental Matters............................................................................. 87

NAI-5009845676v8 iii Section 8.10 Further Assurances................................................................................... 87 Section 8.11 Material Contracts. ................................................................................... 87 Section 8.12 REIT Status. ............................................................................................. 87 Section 8.13 Exchange Listing. .................................................................................... 87 Section 8.14 Guarantors. ............................................................................................... 87 Section 8.15 Equity Pledges. ........................................................................................ 88 Section 8.16 Collateral Properties................................................................................. 90 Section 8.17 SPE Requirements. .................................................................................. 94 Section 8.18 Post-Closing Covenant............................................................................. 95 Article IX. Information ............................................................................................................... 95 Section 9.1 Quarterly Financial Statements. ............................................................... 95 Section 9.2 Year-End Statements. .............................................................................. 95 Section 9.3 Compliance Certificate and Related Reports. .......................................... 96 Section 9.4 Other Information. ................................................................................... 96 Section 9.5 Electronic Delivery of Certain Information. ............................................ 99 Section 9.6 Public/Private Information. ...................................................................... 99 Section 9.7 USA Patriot Act Notice; Compliance. ................................................... 100 Article X. Negative Covenants .................................................................................................. 100 Section 10.1 Financial Covenants. .............................................................................. 100 Section 10.2 Negative Pledge. .................................................................................... 103 Section 10.3 Restrictions on Intercompany Transfers. ............................................... 104 Section 10.4 Merger, Consolidation, Sales of Assets and Other Arrangements......... 104 Section 10.5 Plan Assets; Prohibited Transactions. .................................................... 106 Section 10.6 Fiscal Year. ............................................................................................ 106 Section 10.7 Modifications of Organizational Documents and Material Contracts. ............................................................................................... 107 Section 10.8 Use of Proceeds...................................................................................... 107 Section 10.9 Subordinated Debt Prepayments; Amendments. ................................... 107 Section 10.10 Transactions with Affiliates. .................................................................. 108 Section 10.11 Development Property and Unimproved land. ...................................... 109 Section 10.12 Environmental Matters........................................................................... 109 Section 10.13 Collateral Property Accounts. ................................................................ 109 Section 10.14 Limited Activities of Holdings and Subsidiary Owners. ....................... 110

NAI-5009845676v8 iv Section 10.15 Limitations Regarding Outbound Investment Rules.............................. 110 Article XI. Default .................................................................................................................... 110 Section 11.1 Events of Default. .................................................................................. 110 Section 11.2 Remedies Upon Event of Default. ......................................................... 114 Section 11.3 Marshaling; Payments Set Aside. .......................................................... 116 Section 11.4 Flood Laws............................................................................................. 116 Section 11.5 Allocation of Proceeds. .......................................................................... 116 Section 11.6 Letter of Credit Collateral Account. ...................................................... 117 Section 11.7 Rescission of Acceleration by Requisite Lenders. ................................. 118 Section 11.8 Performance by Administrative Agent. ................................................. 118 Section 11.9 Rights Cumulative. ................................................................................ 119 Section 11.10 Continuing Defaults; Notices Of Default. ............................................. 119 Article XII. The Administrative Agent ..................................................................................... 120 Section 12.1 Appointment and Authorization. ........................................................... 120 Section 12.2 Administrative Agent as Lender. ........................................................... 121 Section 12.3 Approvals of Lenders. ............................................................................ 121 Section 12.4 Notice of Events of Default. .................................................................. 121 Section 12.5 Administrative Agent’s Reliance. .......................................................... 122 Section 12.6 Indemnification of Administrative Agent. ............................................. 122 Section 12.7 Lender Credit Decision, Etc. .................................................................. 123 Section 12.8 Successor Administrative Agent. ........................................................... 124 Section 12.9 Titled Agents. ......................................................................................... 125 Section 12.10 Specified Derivatives Contracts and Specified Cash Management Agreements. ........................................................................................... 125 Section 12.11 Erroneous Payments............................................................................... 125 Section 12.12 Collateral and Guaranty Matters; Protective Advances. ........................ 127 Section 12.13 Post-Foreclosure Plans. .......................................................................... 129 Section 12.14 Certain ERISA Matters .......................................................................... 129 Section 12.15 No Set Off. ............................................................................................. 130 Article XIII. Miscellaneous ...................................................................................................... 131 Section 13.1 Notices. .................................................................................................. 131 Section 13.2 Expenses. ............................................................................................... 133 Section 13.3 Setoff. ..................................................................................................... 134

NAI-5009845676v8 v Section 13.4 Litigation; Jurisdiction; Other Matters; Waivers. .................................. 134 Section 13.5 Successors and Assigns.......................................................................... 135 Section 13.6 Amendments and Waivers. .................................................................... 139 Section 13.7 Nonliability of Administrative Agent and Lenders. .............................. 142 Section 13.8 Confidentiality. ...................................................................................... 142 Section 13.9 Indemnification. ..................................................................................... 143 Section 13.10 Termination; Survival. ........................................................................... 144 Section 13.11 Severability of Provisions. ..................................................................... 145 Section 13.12 GOVERNING LAW. ............................................................................. 145 Section 13.13 Counterparts. .......................................................................................... 145 Section 13.14 Obligations with Respect to Loan Parties and Subsidiaries. .................. 146 Section 13.15 Independence of Covenants. .................................................................. 146 Section 13.16 Limitation of Liability............................................................................ 146 Section 13.17 Entire Agreement. .................................................................................. 146 Section 13.18 Construction. .......................................................................................... 147 Section 13.19 Acknowledgement and Consent to Bail-In of Affected Financial Institutions.............................................................................................. 147 Section 13.20 Headings. ............................................................................................... 147 Section 13.21 Acknowledgement Regarding Any Supported QFCs. ........................... 147 Section 13.22 Stamp, Intangible and Recording Taxes. ............................................... 148 Section 13.23 Right of Contest. .................................................................................... 149

NAI-5009845676v8 vi SCHEDULE I Commitments SCHEDULE 1.1.(a) List of Loan Parties; Initial Subsidiary Owners SCHEDULE 1.1.(b) Permitted Liens SCHEDULE 1.1.(c) Initial Collateral Properties SCHEDULE 6.1 Organizational Structure SCHEDULE 7.1.(b) Ownership Structure SCHEDULE 7.1.(f) Title to Properties; Liens SCHEDULE 7.1.(g) Existing Indebtedness; Total Liabilities SCHEDULE 7.1.(h) Material Contracts SCHEDULE 7.1.(i) Litigation SCHEDULE 7.1.(s) Affiliate Transactions SCHEDULE 7.1.(aa)(iii) Property Agreement Defaults SCHEDULE 7.1.(aa)(vii) Flood Zones SCHEDULE 8.16(j) Collateral Property Repairs EXHIBIT A Form of Assignment and Assumption Agreement EXHIBIT B Form of Disbursement Instruction Agreement EXHIBIT C- 1 Form of Parent Guaranty EXHIBIT C-2 Form of Holdings Guaranty EXHIBIT C-3 Form of Subsidiary Guaranty EXHIBIT D Form of Notice of Borrowing EXHIBIT E Form of Notice of Continuation EXHIBIT F Form of Notice of Conversion EXHIBIT G Form of Revolving Note EXHIBITS H Forms of U.S. Tax Compliance Certificates EXHIBIT I Form of Compliance Certificate EXHIBIT J-1 Form of Pledge Agreement EXHIBIT J-2 Form of Holdings Pledge Agreement ANNEX I Collateral Property Diligence ANNEX II SPE Requirements

NAI-5009845676v8 1 NAI-5009845676v4 THIS CREDIT AGREEMENT (this “Agreement”), dated as of February 18, 2026, by and among (i) ORION PROPERTIES LP, a limited partnership formed under the laws of the State of Maryland (the “Borrower”), (ii) ORION PROPERTIES INC., a corporation formed under the laws of the State of Maryland (“Parent”), (iii) each of the financial institutions initially a signatory hereto together with their successors and assignees under Section 13.5. (the “Lenders”), and (iv) WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”), with WELLS FARGO SECURITIES, LLC and JPMORGAN CHASE BANK, N.A., as Joint Bookrunners (in such capacity, the “Joint Bookrunners”), with WELLS FARGO SECURITIES, LLC, JPMORGAN CHASE BANK, N.A. and TD BANK, N.A., as Joint Lead Arrangers (in such capacities, the “Joint Arrangers” and, together with the Joint Bookrunners, collectively, the “Arrangers”), JPMORGAN CHASE BANK, N.A., as Syndication Agent (the “Syndication Agent”), and TD BANK, N.A., as Documentation Agent (the “Documentation Agent”). WHEREAS, the Administrative Agent, the Issuing Banks and the Lenders desire to make available to the Borrower a revolving credit facility in the initial amount of $215,000,000, with a $20,000,000 letter of credit subfacility, on the terms and conditions contained herein. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, such parties hereby agree as follows: Article I.DEFINITIONS Section 1.1 Definitions. In addition to terms defined elsewhere herein, the following terms shall have the following meanings for the purposes of this Agreement: “Abated Rent” means rent that is forgiven or set at a reduced rate as compared to the “fixed” or “base” rent set forth in the applicable Rent Abated Lease; provided, however, at no time shall Abated Rent include any Impinged Rent. “Accession Agreement” means an Accession Agreement substantially in the form of Annex I to the Subsidiary Guaranty. “Additional Collateral Property Pledged Interests” has the meaning given that term in Section 8.15(a)(ii). “Additional Costs” has the meaning given that term in Section 5.1.(b). “Additional Subsidiary Owner” has the meaning given that term in Section 8.16(a)(ii). “Adjusted Funds Available For Distribution” means Funds Available For Distribution adjusted to add-back tenant improvement allowances, leasing commissions, and the cost of work performed by landlords as an inducement to tenants to enter into leases or lease amendments, and plus Impinged Rent. “Administrative Agent” means Wells Fargo Bank, National Association, as contractual representative of the Lenders under this Agreement, or any successor “Administrative Agent” appointed pursuant to Section 12.8.

NAI-5009845676v8 2 “Administrative Questionnaire” means the Administrative Questionnaire completed by each Lender and delivered to the Administrative Agent in a form supplied by the Administrative Agent to the Lenders from time to time. “Affected Collateral Property” means each Collateral Property for which the applicable Title Policy therefor does not contain a revolving credit endorsement acceptable to the Administrative Agent. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. Unless explicitly set forth to the contrary, a reference to an “Affiliate” means an Affiliate of the Borrower. “Agreement” has the meaning set forth in the first paragraph hereof. “Agreement Date” means the date as of which this Agreement is dated. “Agreement Date Transactions” means, collectively, (a) the repayment of Indebtedness under the Prior Credit Agreement, and (b) the initial borrowings and other extensions of credit under this Agreement on the Effective Date, and (c) the payment of fees, commissions and expenses in connection with each of the foregoing. “Announcements” has the meaning assigned thereto in Section 1.4. “Anti-Corruption Laws” means all Applicable Laws of any jurisdiction from time to time concerning or relating to bribery or corruption, including the United States Foreign Corrupt Practices Act of 1977 and the rules and regulations thereunder and the U.K. Bribery Act 2010 and the rules and regulations thereunder. “Anti-Money Laundering Laws” means any and all Applicable Laws related to terrorism financing, money laundering, any predicate crime to money laundering or any financial record keeping, including any applicable provision of the PATRIOT Act and The Currency and Foreign Transactions Reporting Act (also known as the “Bank Secrecy Act,” 31 U.S.C. §§ 5311-5330 and 12 U.S.C. §§ 1818(s), 1820(b) and 1951-1959). “Applicable Law” means all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes, executive orders, and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law. “Applicable Margin” means 2.75% for Daily Simple SOFR Loans or Term SOFR Loans and 1.75% for Base Rate Loans. “Appraisal” means, with respect to any Property, an M.A.I. appraisal commissioned for the purposes of this Agreement by and addressed to the Administrative Agent (reasonably acceptable to the Administrative Agent as to form, substance and appraisal date), prepared by a professional appraiser reasonably acceptable to the Administrative Agent, having at least the minimum qualifications required

NAI-5009845676v8 3 under Applicable Law governing the Administrative Agent and the Lenders, including, without limitation, FIRREA, and determining both the “as-is” market value of such Property as between a willing buyer and a willing seller and the “as-stabilized value” of such Property. “Appraised Value” means, with respect to any Property, the “as-is” or “as-stabilized”, as applicable, market value of such Property as reflected in the most recent Appraisal of such Property accepted by the Administrative Agent, as the same may have been adjusted by the Administrative Agent based upon its internal review of such Appraisal which is based on criteria and factors then generally used and considered by the Administrative Agent, which review shall be conducted prior to acceptance of such Appraisal by the Administrative Agent. “Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “Arch Street Joint Venture” means OAP/VER Venture, LLC, a Delaware limited liability company. “Arrangers” has the meaning set forth in the introductory paragraph hereof. “Assignment and Assumption” means an Assignment and Assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 13.5.), and accepted by the Administrative Agent, in substantially the form of Exhibit A or any other form approved by the Administrative Agent. “Available Tenor” means, as of any date of determination and with respect to any then-current Benchmark, as applicable, (a) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an Interest Period pursuant to this Agreement or (b) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 2.5.(c)(iv). “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bankruptcy Code” means 11 U.S.C. §§ 101 et seq. “Base Rate” means, at any time, the highest of (a) the Federal Funds Rate, as published by the Federal Reserve Bank of New York, plus 1/2 of 1%, (b) the Prime Rate and (c) Daily Simple SOFR in effect on such day plus 1%; each change in the Base Rate shall take effect simultaneously with the corresponding change or changes in the Prime Rate, the Federal Funds Rate or Daily Simple SOFR, as

NAI-5009845676v8 4 applicable (provided that clause (c) shall not be applicable during any period in which Daily Simple SOFR is unavailable or unascertainable). “Base Rate Loan” means any Loan bearing interest at a rate based upon the Base Rate. “Benchmark” means, initially, Daily Simple SOFR or Term SOFR, as applicable; provided that if a Benchmark Transition Event has occurred with respect to Daily Simple SOFR or Term SOFR, as applicable, or the applicable then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.5.(c)(i). “Benchmark Replacement” means, with respect to any Benchmark Transition Event for any then- current Benchmark, the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for such Benchmark giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to such then-current Benchmark for Dollar-denominated syndicated credit facilities and (b) the related Benchmark Replacement Adjustment; provided that, if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of any then- current Benchmark with an Unadjusted Benchmark Replacement for any applicable Available Tenor (if applicable), the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities. “Benchmark Replacement Date” means the earliest to occur of the following events with respect to any then-current Benchmark: (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors (if applicable) of such Benchmark (or such component thereof); or (b) in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor (if applicable) of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, if the applicable then-current Benchmark has any Available Tenors, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with

NAI-5009845676v8 5 respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors (if applicable) of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to any then-current Benchmark: (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors (if applicable) of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor (if applicable) of such Benchmark (or such component thereof); (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the FRB, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors (if applicable) of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor (if applicable) of such Benchmark (or such component thereof); or (c) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof)announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative. For the avoidance of doubt, if the applicable then-current Benchmark has any Available Tenors, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Start Date” means, in the case of a Benchmark Transition Event, the earlier of (a) the applicable Benchmark Replacement Date and (b) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication). “Benchmark Unavailability Period” means, with respect to any then-current Benchmark, the period (if any) (x) beginning at the time that a Benchmark Replacement Date with respect to such Benchmark has occurred if, at such time, no Benchmark Replacement has replaced such Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.5.(c)(i) and (y) ending at the time that a Benchmark Replacement has replaced such Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.5.(c)(i). “Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.

NAI-5009845676v8 6 “Beneficial Ownership Regulation” means 31 CFR § 1010.230. “Benefit Arrangement” means at any time an “employee benefit plan” within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by the Borrower or any Subsidiary. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Internal Revenue Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Internal Revenue Code) the assets of any such “employee benefit plan” or “plan”. “Borrower” has the meaning set forth in the introductory paragraph hereof and shall include the Borrower’s permitted successors and permitted assigns. “Borrower Information” has the meaning given that term in Section 2.6.(c). “Business Day” means any day that (a) is not a Saturday, Sunday or other day on which the Federal Reserve Bank of New York is closed and (b) is not a day on which commercial banks in New York, New York are closed. “Capitalization Rate” means 10.0%. “Capitalized Lease Obligations” means obligations under a lease (or other arrangement conveying the right to use property) to pay rent or other amounts that are required to be capitalized for financial reporting purposes in accordance with GAAP. The amount of a Capitalized Lease Obligation is the capitalized amount of such obligation as would be required to be reflected on a balance sheet of the applicable Person prepared in accordance with GAAP as of the applicable date. “Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the Issuing Banks or the Revolving Lenders, as collateral for Letter of Credit Liabilities or obligations of Revolving Lenders to fund participations in respect of Letter of Credit Liabilities, cash or deposit account balances or, if the Administrative Agent and the Issuing Banks shall agree in their sole discretion, other credit support, in each case pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and the Issuing Banks. “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support. “Cash Equivalents” means (a) securities issued, guaranteed or insured by the United States or any of its agencies with maturities of not more than one year from the date acquired; (b) time deposits, certificates of deposit or bankers’ acceptances with maturities of not more than one year from the date acquired issued by any Lender (or bank holding company owning any Lender) or by any other United States federal or state chartered commercial bank of recognized standing, or a commercial bank organized under the laws of any other country which is a member of the Organisation for Economic Co-operation and Development, or a political subdivision of any such country, acting through a branch or agency, which bank has capital and unimpaired surplus in excess of $500,000,000 and which bank or its holding company has a short-term commercial paper rating of at least A-2 or the equivalent by S&P or at least P-2 or the equivalent by Moody’s; (c) reverse repurchase agreements with terms of not more than seven days from the date acquired, for securities of the type described in clause (a) above and entered into only with commercial banks having the qualifications described in clause (b) above; (d) commercial paper issued by any Lender (or any bank holding company owning any Lender) or by any other Person incorporated under the laws of the United States or any State thereof and rated at least A-2 or the equivalent thereof by S&P or

NAI-5009845676v8 7 at least P-2 or the equivalent thereof by Moody’s, in each case with maturities of not more than one year from the date acquired; and (e) investments in money market funds registered under the Investment Company Act of 1940 which have net assets of at least $500,000,000 and at least 85% of whose assets consist of securities and other obligations of the type described in clauses (a) through (d) above. “Cash Management Agreement” means any agreement to provide cash management services, including treasury, depository, overdraft, credit or debit card (including non-card electronic payables and purchasing cards), electronic funds transfer and other cash management arrangements. “Casualty/Condemnation Event” means the occurrence of (i) any damage to a Collateral Property, in whole or in part, by fire or other casualty or (ii) any condemnation of a Collateral Property, in each case, equaling or exceeding twenty percent (20%) of the as-is Appraised Value of such Property. “Certificate of Division” means a certificate, registration statement or any other document required to be filed with any applicable Governmental Authority in order to legally effectuate a LLC Division (including, without limitation, a certificate of division as described in Section 18-217 of the Delaware Limited Liability Company Act, as amended from time to time), or a LP Division (including, without limitation, a certificate of division as described in Section 17-220 of the Delaware Revised Uniform Limited Partnership Act, as amended from time to time). “CMBS Borrowers” means Cole OF Hopewell Township NJ, LLC, Orion Bedford TX LLC, Orion Sterling VA LLC, Orion Phoenix AZ LLC, Cole OF Urbana MD, LLC, CLF Pulco One LLC, Orion Memphis TN LLC, Orion Columbus OH LLC, Cole OF Duluth GA, LLC, ARC ESSTLMO001, LLC, ARCP OFC Malvern PA, LLC, Cole OF Kennesaw GA, LLC, Realty Income East Syracuse Fair Lakes, LLC, Realty Income East Windsor SciPark, LLC, Orion Nashville TN LLC, Orion Cedar Rapids IA LLC, Orion Malone NY LLC, Orion Paris TX LLC and Orion Brownsville TX 2 LLC. “CMBS Lender” means Computershare Trust Company, National Association, as trustee, for the benefit of holders of Wells Fargo Commercial Mortgage Trust 2022-ONL, Commercial Mortgage Pass- Through Certificates, Series 2022-ONL, as successor to Wells Fargo Bank, National Association, together with its successors and/or assigns. “CMBS Loan” means that certain loan by the CMBS Lender to the CMBS Borrower pursuant to the CMBS Loan Agreement. “CMBS Loan Agreement” means that certain Loan Agreement, dated as of February 10, 2022, as amended by that certain Loan Modification and Extension Agreement dated as of February 17, 2026, by and among the CMBS Borrowers, as borrower, and the CMBS Lender, as lender. “Collateral” means any real or personal property directly or indirectly securing any of the Obligations or any other obligation of a Person under or in respect of any Loan Document and includes, without limitation, all Pledged Interests, all Collateral Property Accounts, all “Property,” “Improvements,” and “Collateral” (or other similar term) under and as defined in each Security Instrument, all “Management Agreements” (or other similar term) as defined in any Property Management Contract Assignment, and all other property subject to a Lien created by a Security Document. “Collateral Properties” means, collectively, (i) each Initial Collateral Property for which (a) a Security Instrument and each other applicable Security Document has been delivered to and accepted by the Administrative Agent and (b) each other condition set forth on Annex I has been satisfied or waived in writing by the Administrative Agent in respect of such Property, and (ii) each other Property added as a Collateral Property from time to time pursuant to Section 8.16(a). For the avoidance of doubt, other than

NAI-5009845676v8 8 for purposes of Section 7.1(p), Section 8.9, Section 10.12, and Sections 13.2 and 13.9, no Property (including any Initial Collateral Property) that has been released pursuant to a Property Release in accordance with Section 8.16(b) shall constitute a Collateral Property or an Initial Collateral Property. Notwithstanding anything to the contrary herein or in any other Loan Document, regardless of whether or not the conditions specified in the foregoing clauses (i)(a) and (i)(b) shall have been satisfied with respect to any Initial Collateral Property, (x) at all times prior to the satisfaction of the Post-Closing Mortgage Collateral Requirement, each Initial Collateral Property shall be deemed to be a “Collateral Property” for all purposes hereunder (other than for purposes of (1) Sections 7.1(aa)(vii) and 7.1(bb) hereof, (2) except as otherwise expressly provided in clause (y) of this definition below, calculating Collateral Property Availability, Collateral Property Debt Yield or LTV, or (3) any other provision hereof to the extent related to the encumbrance of such Property by a Lien in favor of the Administrative Agent (for the benefit of the Lenders) pursuant to a Security Instrument) and under the other Loan Documents, and (y) solely during the period from the Effective Date through the earlier of (A) the Post-Closing Mortgage Deadline or (B) the date of satisfaction of the Post-Closing Mortgage Collateral Requirement, so long as no Event of Default shall have occurred pursuant to Section 11.1(b)(i) as a result of any Loan Party failing to perform or observe any term, covenant or condition set forth in the final sentence of Section 8.18, each Initial Collateral Property shall be deemed to be a “Collateral Property” for purposes of calculating Collateral Property Availability, Collateral Property Debt Yield and LTV. “Collateral Property Account” means each deposit account in which any Collateral Property Revenue is maintained or into which any Collateral Property Revenue is directly deposited by payees. “Collateral Property Availability” means, as determined with respect to the then Collateral Properties, the lesser of (i) 60% of the as-is Appraised Value of such Collateral Properties, in the aggregate, and (ii) the aggregate maximum amount of Revolving Loans and Letter of Credit Liabilities that would result in a 13% Collateral Property Debt Yield for such Collateral Properties, in the aggregate. If any Collateral Property shall cease to qualify as such pursuant to Section 8.16(c) or if the value of any Collateral Property shall otherwise be expressly excluded from the determination of Collateral Property Availability (or otherwise expressly limited) pursuant to the terms of the Loan Documents, then, in any such case, the value of such Property shall be excluded from the calculation of the Collateral Property Availability (or limited as expressly provided in the provision of the applicable Security Instrument pursuant to which such limitation arises), and the Collateral Property Availability shall be recalculated immediately upon such exclusion (or limitation, as applicable). “Collateral Property Debt Yield” means, on any date of determination, the ratio (expressed as a percentage) of (i) the Net Operating Income of the then Collateral Properties for the fiscal quarter of the Borrower most recently ended, annualized (provided that expenses paid once or twice per year (e.g., property taxes and insurance premiums) shall be evenly allocated to each month of such as-annualized period), to (ii) the aggregate outstanding principal balance of all Revolving Loans, Letter of Credit Liabilities and other extensions of credit hereunder as of such date; provided, however, that for purposes of calculating Collateral Property Debt Yield at any time, the Net Operating Income resulting from any Lease (w) with a tenant that is the subject of a proceeding under any Debtor Relief Law or that is more than 60 days past due with respect to any rental obligation or otherwise in default (beyond applicable notice and cure periods) under such Lease, (x) with a tenant that has given notice of intent to vacate or has vacated all or substantially all of its space, (y) with a tenant that has not provided written notice to renew by the latest permissible renewal notice date or that has provided notice of intention not to renew, and/or (z) with a tenant that has gone “dark” or vacated any material portion of the space demised pursuant to such Lease, in each case, shall be disregarded and excluded from such calculation. If any Collateral Property shall cease to qualify as such pursuant to Section 8.16(c) or if the value of any Collateral Property shall otherwise be expressly excluded from the determination of Collateral Property Availability or Collateral Property Debt Yield (or otherwise expressly limited) pursuant to the terms of the Loan Documents, then, in any such case,

NAI-5009845676v8 9 the value of such Property shall be excluded from the calculation of the Collateral Property Debt Yield (or limited as expressly provided in the provision of the applicable Security Instrument pursuant to which such limitation arises), and the Collateral Property Debt Yield shall be recalculated immediately upon such exclusion (or limitation, as applicable). “Collateral Property Ground Lease” means, with respect to any Collateral Property that is a Ground Leased Property, the ground lease pursuant to which the applicable Subsidiary Owner’s leasehold interest therein is held. “Collateral Property Pledged Interests” means, collectively, (i) the Initial Collateral Property Pledged Interests and (ii) any Additional Collateral Property Pledged Interests. “Collateral Property Revenue” has the meaning given that term in Section 10.13. “Commitment” means as to a Lender, such Lender’s Revolving Commitment. “Commodity Exchange Act” means the Commodity Exchange Act, 7 U.S.C. § 1 et seq. “Compliance Certificate” has the meaning given that term in Section 9.3. “Conforming Changes” means, with respect to either the use or administration of an initial Benchmark or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 5.4. and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Continue”, “Continuation” and “Continued” each refers to the continuation of a SOFR Loan from one Interest Period to another Interest Period pursuant to Section 2.10. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “Convert”, “Conversion” and “Converted” each refers to the conversion of a Loan of one Type into a Loan of another Type pursuant to Section 2.11. “Covered Party” has the meaning given that term in Section 13.21.(a).

NAI-5009845676v8 10 “Credit Event” means any of the following: (a) the making (or deemed making) of any Loan, (b) the Conversion of a Base Rate Loan into a SOFR Loan, (c) the Continuation of a Term SOFR Loan and (d) the issuance of a Letter of Credit or the amendment of a Letter of Credit that extends the maturity, or increases the Stated Amount, of such Letter of Credit. “Daily Simple SOFR” means, for any day (a “Simple SOFR Rate Day”), a rate per annum equal to the greater of (a) SOFR for the day (such day, a “Simple SOFR Determination Day”) that is five (5) U.S. Government Securities Business Days prior to (A) if such Simple SOFR Rate Day is a U.S. Government Securities Business Day, such Simple SOFR Rate Day or (B) if such Simple SOFR Rate Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such Simple SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website; provided that if by 5:00 p.m. on the second (2nd) U.S. Government Securities Business Day immediately following any Simple SOFR Determination Day, SOFR in respect of such Simple SOFR Determination Day has not been published on the SOFR Administrator’s Website and a Benchmark Replacement Date with respect to Daily Simple SOFR has not occurred, then SOFR for such Simple SOFR Determination Day will be SOFR as published in respect of the first preceding U.S. Government Securities Business Day for which such SOFR was published on the SOFR Administrator’s Website; provided further that SOFR as determined pursuant to this proviso shall be utilized for purposes of calculation of Daily Simple SOFR for no more than three (3) consecutive Simple SOFR Rate Days, and (b) the Floor. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrower. “Daily Simple SOFR Loan” means any Loan bearing interest at a rate based on Daily Simple SOFR (other than pursuant to the Daily Simple SOFR component of the definition of “Base Rate”). “Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect. “Default” means any of the events specified in Section 11.1., whether or not there has been satisfied any requirement for the giving of notice, the lapse of time, or both. “Defaulting Lender” means, subject to Section 3.9.(f), any Lender that (a) has failed to (i) fund all or any portion of its Loans within 2 Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s reasonable determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, the Issuing Banks or any other Lender any other amount required to be paid by it hereunder (including, with respect to a Revolving Lender, in respect of its participation in Letters of Credit) within 2 Business Days of the date when due, (b) has notified the Borrower, the Administrative Agent or any Issuing Bank in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s reasonable determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) in the case of a Revolving Lender, has failed, within 3 Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or

NAI-5009845676v8 11 (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-in Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 3.9.(f)) upon delivery of written notice by the Administrative Agent of such determination to the Borrower, the Issuing Banks and each Lender. “Deposit Account Control Agreement” means a tri-party deposit account control agreement by and among the applicable Loan Party, the Administrative Agent and the applicable depository institution in form and substance reasonably satisfactory to the Administrative Agent and in any event providing (a) to the Administrative Agent “control” of such deposit account within the meaning of Article 9 of the Uniform Commercial Code, and (b) for “springing” dominion following the occurrence of an Event of Default. “Deposit Account Pledge Agreement” means the Deposit Account Pledge and Security Agreement executed and delivered by the applicable Loan Parties on the Agreement Date in favor of the Administrative Agent for the benefit of the Lender Parties, together with any joinder agreement and supplement executed and delivered in connection therewith, as the same may be amended, restated, supplemented, or otherwise modified from time to time. “Derivatives Contract” means a “swap agreement” as defined in Section 101 of the Bankruptcy Code. Notwithstanding anything to the contrary in the foregoing, no Permitted Bond Hedge Transaction, Permitted Warrant Transaction, or Permitted Corresponding Swap Transaction, and no obligations thereunder, shall constitute a Derivatives Contract. “Derivatives Termination Value” means, in respect of any one or more Derivatives Contracts, after taking into account the effect of any legally enforceable netting agreement or provision relating thereto, (a) for any date on or after the date such Derivatives Contracts have been terminated or closed out, the termination amount or value determined in accordance therewith, and (b) for any date prior to the date such Derivatives Contracts have been terminated or closed out, the then-current mark-to-market value for such Derivatives Contracts, determined based upon one or more mid-market quotations or estimates provided by any recognized dealer in Derivatives Contracts (which may include the Administrative Agent, any Lender, any Specified Derivatives Provider or any Affiliate of any of them). “Development Property” means a Property, subject to the last sentence of this definition, designated as such by the Borrower, on which the improvements related to the development have not been substantially completed. A Development Property shall cease to constitute a Development Property on the earlier of (a) the date on which all improvements (other than tenant improvements on unoccupied space) related to the development of such Property have been substantially completed for at least 12 months and (b) the date on which the Borrower elects in its sole discretion to remove the designation as a “Development Property”.

NAI-5009845676v8 12 “Disbursement Instruction Agreement” means an agreement substantially in the form of Exhibit B to be executed and delivered by the Borrower pursuant to Section 6.1.(a), as the same may be amended, restated or modified from time to time with the prior written approval of the Administrative Agent. “Disclaimed Cash Proceeds” means any cash proceeds from the sale of a Collateral Property (including any personal property thereon) resulting from the Administrative Agent’s enforcement of the lien on such Collateral Property created by the applicable Security Instrument (including, but not limited to, a foreclosure sale or a sale in accordance with a Post-Foreclosure Plan) that has been disclaimed by any Lender pursuant to a side letter by and between such Lender (each such Lender, a “Disclaimed Lender”) and the Administrative Agent. “Disclaimed Lender” has the meaning given that term in the definition of the term “Disclaimed Cash Proceeds.” “Divided LLC” means any LLC that has been formed upon the consummation of a LLC Division. “Divided LP” means any LP which has been formed upon the consummation of a LP Division. “Documentation Agent” has the meaning set forth in the introductory paragraph hereof. “Dollars” or “$” means the lawful currency of the United States. “Domestic Subsidiary” means any Subsidiary organized under the laws of the United States or any political subdivision of the United States. “EBITDA” means, with respect to a Person for any period and without duplication, the sum of (a) net income (loss) of such Person for such period determined on a consolidated basis, but excluding the following (but only to the extent included in determining net income (loss) for such period): (i) depreciation and amortization; (ii) interest expense; (iii) income tax expense; (iv) extraordinary or nonrecurring items, including without limitation, gains and losses from the sale of Properties; (v) gains and losses resulting from currency exchange effects and hedging arrangements; (vi) non-cash stock compensation costs of such Person for such period, and (vii) equity in net income (loss) of its Unconsolidated Affiliates; plus (b) such Person’s Ownership Share of EBITDA of its Unconsolidated Affiliates; plus (c) Impinged Rent. EBITDA shall be adjusted to remove any impact from straight line rent level adjustments required under GAAP, amortization of above and below market rent intangibles pursuant to FASB ASC 805 and amortization of deferred lease incentives. For purposes of this definition, nonrecurring items shall be deemed to include, but shall not be limited to, (w) gains and losses on early extinguishment of Indebtedness, (x) severance and other restructuring charges, (y) transaction costs of the Agreement Date Transactions and any other acquisitions, dispositions, capital markets offerings, debt financings and amendments thereto not permitted to be capitalized pursuant to GAAP and (z) non-cash impairment charges. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

NAI-5009845676v8 13 “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any credit institution or investment firm established in any EEA Member Country. “Effective Date” means the date on which all of the conditions precedent set forth in Section 6.1. shall have been fulfilled or waived by all of the Lenders. “Electronic Signature” has the meaning assigned to that term in, and shall be interpreted in accordance with, 15 U.S.C. 7006. “Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 13.5.(b)(iii), (v) and (vi) (subject to such consents, if any, as may be required under Section 13.5.(b)(iii)). “Eligible Ground Lease” means a ground lease containing (directly or through a related mortgagee protection agreement) terms and conditions customarily required by mortgagees making a loan secured by the interest of the holder of the leasehold estate demised pursuant to a ground lease approved by the Administrative Agent, including without limitation, the following: (a) a remaining term (including any unexercised extension options exercisable at the sole option of the ground lessee) of 30 years or more from the Agreement Date; (b) the right of the lessee to mortgage and encumber its interest in the leased property, and to amend the terms of any such mortgage or encumbrance, in each case, without the consent of the lessor; (c) the obligation of the lessor to give the holder of any mortgage Lien on such leased property written notice of any defaults on the part of the lessee and agreement of such lessor that such lease will not be terminated until such holder has had a reasonable opportunity to cure or complete foreclosures, and fails to do so; (d) reasonably acceptable transferability of the lessee’s interest under such lease, including ability to sublease (provided that a provision that if a consent of such ground lessor is required, such consent is subject to either an express reasonableness standard or an objective financial standard for the transferee that is reasonably satisfactory to the Administrative Agent shall be deemed acceptable); and (e) clearly determinable rental payment terms. “Eligible Property” means a Property which satisfies all of the following requirements: (a) such Property is 100% owned in fee simple, or, solely in the case of the Initial Collateral Properties, leased under an Eligible Ground Lease (each such Property so leased, a “Ground Leased Property”), by a Subsidiary Owner; (b) to the extent such Property is leased, it is leased to the U.S. General Services Administration or any other department, agency, or instrumentality of the United States of America or to other third party tenants (unaffiliated with the Borrower and each Subsidiary of the Borrower) on a triple net lease basis (i.e., such lease is a Triple Net Lease) and on arm’s length terms; (c) regardless of whether such Property is owned by the Borrower or a Subsidiary Owner, the Borrower has the corporate or other organizational right directly, or indirectly through a Subsidiary, to take the following actions without the need to obtain the consent of any Person: (i) to create Liens on such Property as security for Indebtedness of the Borrower and such Subsidiary Owner, as applicable (provided that no general prohibition on the incurrence of Indebtedness or the granting of Liens as a result of failing to satisfy any Indebtedness incurrence test or financial ratio shall cause this clause (i) not to be satisfied with respect to any Property so long as the requirements of paragraph (h) below are satisfied with respect to such Property), and (ii) to sell, transfer or otherwise dispose of such Property; (d) neither such Property, nor any of the Borrower’s direct or indirect ownership interest in such Subsidiary Owner, is subject to (i) any Lien other than Permitted Liens described in clauses (a), (b), (d), (e) and (f) of the definition of that term, or (ii) any Negative Pledge; (e) such Property is free of all structural defects, title defects, major architectural deficiencies, environmental conditions and other adverse matters except for such defects, conditions or other matters, which (individually and collectively) do not adversely affect the use, profitable operation or value of such Property; (f) such Property

NAI-5009845676v8 14 is located in a State of the United States or in the District of Columbia; (g) any tax abatement or tax credit programs or affordability restrictions to which such Property is subject have been reviewed and approved by the Administrative Agent and acceptable mortgagee acknowledgements, estoppels and/or other agreements as required by the Administrative Agent have been obtained and the applicable Property and Subsidiary Owner shall be in compliance therewith; (h) such Property is encumbered by a first priority mortgage Lien in favor of the Administrative Agent, for the benefit of the Lender Parties, as required pursuant to Section 8.16 (subject to the Administrative Agent having entered into a subordination, non- disturbance and attornment agreement with the applicable Manager or Tenant if required to provide the Administrative Agent with a first priority mortgage Lien), and the Lien of the Security Instrument on such Property is insured by a Title Policy as required pursuant hereto; (i) 100% of the Equity Interests issued by such Subsidiary Owner are subject to a valid and perfected first priority Lien in favor of the Administrative Agent, for the benefit of the Lender Parties, as required pursuant to Section 8.15; and (j) no Casualty/Condemnation Event has occurred with respect to such Property which has not been fully restored and paid for in full. “Environmental Claims” means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, accusations, allegations, notices of noncompliance or violation, investigations (other than internal reports prepared by any Person in the ordinary course of business and not in response to any third party action or request of any kind) or proceedings relating in any way to any actual or alleged violation of or liability under any Environmental Law or relating to any permit issued, or any approval given, under any such Environmental Law, including any and all claims by Governmental Authorities for enforcement, cleanup, removal, response, remedial or other actions or damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to public health or the environment. “Environmental Laws” means any Applicable Law relating to the protection of public health or the environment, including, but not limited to, requirements pertaining to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, handling, reporting, licensing, permitting, investigation or remediation of Hazardous Materials. “Equity Interest” means (a) in the case of a corporation, capital stock, (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (c) in the case of a partnership, partnership interests (whether general or limited), (d) in the case of a limited liability company, membership interests, (e) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person and (f) any and all warrants, rights or options to purchase any of the foregoing. “Equity Pledges” means all Liens in favor of the Administrative Agent (for the benefit of the Lender Parties) on the Pledged Interests pursuant to and as set forth in each of the Pledge Agreement and the Holdings Pledge Agreement. “ERISA” means the Employee Retirement Income Security Act of 1974, and the rules and regulations thereunder. “ERISA Event” means, with respect to the ERISA Group, (a) any “reportable event” as defined in Section 4043 of ERISA with respect to a Plan (other than an event for which the 30 day notice period is waived); (b) the withdrawal of a member of the ERISA Group from a Plan subject to Section 4063 of ERISA during a plan year in which it was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) the incurrence by a member of the ERISA Group of any liability with respect to the withdrawal or partial

NAI-5009845676v8 15 withdrawal from any Multiemployer Plan; (d) the incurrence by any member of the ERISA Group of any liability under Title IV of ERISA with respect to the termination of any Plan or Multiemployer Plan; (e) the institution of proceedings to terminate a Plan or Multiemployer Plan by the PBGC; (f) the failure by any member of the ERISA Group to make when due required contributions to a Multiemployer Plan or Plan unless such failure is cured within 30 days or the filing pursuant to Section 412(c) of the Internal Revenue Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard; (g) any other event or condition that would reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan or Multiemployer Plan or the imposition of liability under Section 4069 or 4212(c) of ERISA; (h) the receipt by any member of the ERISA Group of any notice or the receipt by any Multiemployer Plan from any member of the ERISA Group of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is reasonably expected to be, insolvent (within the meaning of Section 4245 of ERISA), in reorganization (within the meaning of Section 4241 of ERISA), or in “critical” status (within the meaning of Section 432 of the Internal Revenue Code or Section 305 of ERISA); (i) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any member of the ERISA Group or the imposition of any Lien in favor of the PBGC under Title IV of ERISA; or (j) a determination that a Plan is, or is reasonably expected to be, in “at risk” status (within the meaning of Section 430 of the Internal Revenue Code or Section 303 of ERISA). “ERISA Group” means Parent, the Borrower, any Subsidiary and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control, which, together with Parent, the Borrower or any Subsidiary, are treated as a single employer under Sections 414(b) or (c) of the Internal Revenue Code or, solely for Section 412 of the Internal Revenue Code and Sections 302 or 4007 of ERISA, Sections 414(m) or (o) of the Internal Revenue Code. “Erroneous Payment” has the meaning given that term in Section 12.11. “Erroneous Payment Deficiency Assignment” has the meaning given that term in Section 12.11. “Erroneous Payment Impacted Class” has the meaning given that term in Section 12.11. “Erroneous Payment Return” has the meaning given that term in Section 12.11. “Escrow Agreement” means the account established by the master servicer of the CMBS Loan into which funds were deposited pursuant to the CMBS Loan Agreement, and into which funds were or will be deposited pursuant to certain reserve letters and other similar agreements between the CMBS Borrowers and the CBMS Lender, from which account the Impinged Rent is to be released. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor thereto), as in effect from time to time. “Event of Default” means any of the events specified in Section 11.1., provided that any requirement for passage of time, giving of notice, or any other condition, has been satisfied. “Exchange Act” means the Securities Exchange Act of 1934 (15 U.S.C. § 77 et seq.). “Excluded Subsidiary” means any Subsidiary of Parent (other than any Subsidiary of Holdings) (a) holding title to assets that are or are to become collateral for any Secured Indebtedness of such Subsidiary (or the assets of which consist of Equity Interests of such a Subsidiary), that is prohibited from Guarantying the Indebtedness of any other Person pursuant to (i) any document, instrument or agreement evidencing such Secured Indebtedness or (ii) a provision of such Subsidiary’s organizational documents

NAI-5009845676v8 16 which provision was included in such Subsidiary’s organizational documents as a condition to the extension of such Secured Indebtedness, (b) that is prohibited by law or governmental regulations from Guarantying the Obligations, (c) that is (i) not a Wholly Owned Subsidiary and (ii) prohibited from Guarantying the Indebtedness of any other Person without the consent of any Person (other than the Borrower and its Wholly Owned Subsidiaries) pursuant to a provision of such Subsidiary’s organizational documents which provision was required by a third party equity owner of such Subsidiary, or (d) that is a Foreign Subsidiary, Foreign Subsidiary HoldCo or a Subsidiary of any Foreign Subsidiary or of any Foreign Subsidiary HoldCo. “Excluded Swap Obligation” means, with respect to any Loan Party, any Swap Obligation if, and to the extent that, all or a portion of the liability of such Loan Party for or the Guarantee of such Loan Party of, or the grant by such Loan Party of a Lien to secure, such Swap Obligation (or any liability or guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Loan Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the liability for or the Guarantee of such Loan Party or the grant of such Lien becomes effective with respect to such Swap Obligation (such determination being made after giving effect to any applicable keepwell, support or other agreement for the benefit of the applicable Loan Party, including under any applicable provision of any Guaranty). If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or Lien is or becomes illegal for the reasons identified in the immediately preceding sentence of this definition. “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to an Applicable Law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 5.6.) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 3.10., amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 3.10.(g) and (d) any withholding Taxes imposed under FATCA. “Extended Letter of Credit” has the meaning given that term in Section 2.4.(b). “Extended Revolving Termination Date” has the meaning specified in the definition of “Revolving Termination Date.” “Extension Notice” has the meaning given that term in Section 2.14.(a). “FASB ASC” means the Accounting Standards Codification of the Financial Accounting Standards Board. “FATCA” means Sections 1471 through 1474 of the Internal Revenue Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, and any agreements entered into pursuant to Section 1471(b)(1) of the Internal Revenue Code and any fiscal or

NAI-5009845676v8 17 regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Internal Revenue Code. “Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that if such rate is not so published for any day which is a Business Day, the Federal Funds Rate for such day shall be the average of the quotation for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by the Administrative Agent. Notwithstanding the foregoing, if the Federal Funds Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. “Fee Letter” means that certain fee letter dated as of February 12, 2026, between the Borrower, Wells Fargo and Wells Fargo Securities, LLC. “Fees” means the fees and commissions provided for or referred to in Section 3.5. and any other fees payable by the Borrower hereunder or under any other Loan Document. “FIRREA” means the Financial Institution Recovery, Reform and Enforcement Act of 1989. “Fixed Charges” means, with respect to a Person and for a given period, the sum of (a) the Interest Expense of such Person for such period, plus (b) the aggregate of all regularly scheduled principal payments on Indebtedness made by such Person during such period (excluding balloon, bullet or similar payments of principal due upon the stated maturity of Indebtedness), plus (c) the aggregate amount of all Preferred Dividends paid by such Person during such period. The Borrower’s Ownership Share of the Fixed Charges of its Unconsolidated Affiliates will be included when determining the Fixed Charges of the Borrower. “Flood Laws” has the meaning given that term in Section 11.4. “Floor” means a rate of interest equal to 0.00%. “Foreign Lender” means (a) if the Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (b) if the Borrower is not a U.S. Person, a Lender that is resident or organized under the laws of a jurisdiction other than that in which the Borrower is resident for tax purposes. “Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary. “Foreign Subsidiary Holdco” means a Domestic Subsidiary substantially all of the assets of which consist of Equity Interests of, or Indebtedness owing from, one or more Foreign Subsidiaries. “Former Subsidiary Owner” has the meaning given that term in Section 10.4. “FRB” means the Board of Governors of the Federal Reserve System of the United States. “Fronting Exposure” means, at any time there is a Defaulting Lender that is a Revolving Lender, with respect to an Issuing Bank, such Defaulting Lender’s Revolving Commitment Percentage of the outstanding Letter of Credit Liabilities with respect to Letters of Credit issued by such Issuing Bank other than Letter of Credit Liabilities as to which such Defaulting Lender’s participation obligation has been reallocated to other Revolving Lenders or Cash Collateralized in accordance with the terms hereof.

NAI-5009845676v8 18 “Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit in the ordinary course of its activities. “Funds Available For Distribution” means Funds From Operations less capital expenditures, but modified to exclude transaction related expenses, spin related expenses, gains or losses on extinguishment of swaps and/or debt, amortization of deferred lease incentives, amortization of deferred financing costs, equity-based compensation, amortization of premiums and discounts on debt, net, amortization of above market leases, net of amortization of below market lease liabilities, and straight-line rental revenue. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds available for distribution on the same basis. “Funds From Operations” means net income available to common stockholders (computed in accordance with GAAP), plus depreciation, amortization and impairments, but excluding gains on the sale of investment properties from “continuing operations” and “discontinued operations” (as indicated on the consolidated statements of income (and accompanying notes) of the Borrower) and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis. Funds From Operations shall be calculated consistent with the National Association of Real Estate Investments Trusts, Inc. (“NAREIT”) as of the Agreement Date, but without giving effect to any supplements, amendments or other modifications promulgated after the Agreement Date. “GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied. “Governmental Approvals” means all authorizations, consents, approvals, permits, licenses and exemptions of, and all registrations and filings with or issued by, any Governmental Authorities. “Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra- national bodies such as the European Union or the European Central Bank). “Ground Leased Property” has the meaning specified in the definition of “Eligible Property”. “Guaranteed Obligations” means, at any given time, the “Guaranteed Obligations” (as defined in the Subsidiary Guaranty) of each Subsidiary Owner that directly owns a Collateral Property at such time. “Guarantor” means, collectively, (i) Parent, (ii) Holdings, and (iii) each Subsidiary Guarantor. “Guaranty”, “Guaranteed” or to “Guarantee” as applied to any obligation means and includes: (a) a guaranty (other than by endorsement of negotiable instruments for collection in the ordinary course of business), directly or indirectly, in any manner, of any part or all of such obligation, or (b) an agreement, direct or indirect, contingent or otherwise, and whether or not constituting a guaranty, the practical effect of which is to assure the payment or performance (or payment of damages in the event of nonperformance) of any part or all of such obligation whether by: (i) the purchase of securities or obligations, (ii) the purchase, sale or lease (as lessee or lessor) of property or the purchase or sale of services primarily for the

NAI-5009845676v8 19 purpose of enabling the obligor with respect to such obligation to make any payment or performance (or payment of damages in the event of nonperformance) of or on account of any part or all of such obligation, or to assure the owner of such obligation against loss, (iii) the supplying of funds to or in any other manner investing in the obligor with respect to such obligation, (iv) repayment of amounts drawn down by beneficiaries of letters of credit (including Letters of Credit), or (v) the supplying of funds to or investing in a Person on account of all or any part of such Person’s obligation under a Guaranty of any obligation or indemnifying or holding harmless, in any way, such Person against any part or all of such obligation. As the context requires, “Guaranty” shall also mean the Subsidiary Guaranty, the Parent Guaranty and/or the Holdings Guaranty. “Hazardous Materials” means any substances or materials (a) which are or become defined as hazardous wastes, hazardous substances, pollutants, contaminants, chemical substances or mixtures or toxic substances (or words of similar intent or meaning) under any Environmental Law, (b) which are toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise harmful to public health or the environment and are or become regulated by any Governmental Authority, (c) the presence of which require investigation or remediation under any Environmental Law or common law, (d) the discharge or emission or release of which requires a permit or license under any Environmental Law or other Governmental Approval, (e) which are deemed by a Governmental Authority to constitute a nuisance or a trespass which pose a health or safety hazard to Persons or neighboring properties, or (f) which contain, without limitation, asbestos, polychlorinated biphenyls, urea formaldehyde foam insulation, petroleum hydrocarbons, petroleum derived substances or waste, crude oil, nuclear fuel, natural gas or synthetic gas. “Holdings” means Orion Properties Holdings I LLC, a Delaware limited liability company. “Holdings Guaranty” means the Holdings Guaranty substantially in the form of Exhibit C-2 executed and delivered by Holdings on the Agreement Date, as the same may be amended, restated, supplemented, or otherwise modified from time to time. “Holdings Pledge Agreement” means the Holdings Pledge Agreement, substantially in the form of Exhibit J-2 hereto, executed and delivered by Holdings on the Agreement Date, as the same may be amended, restated, supplemented, or otherwise modified from time to time. “Impinged Rent” means with respect to those properties owned by the CMBS Borrowers, amounts disbursed on a monthly basis from the Escrow Account that represent rent abatement at such properties, which shall not exceed the base rent otherwise payable by the tenant for such month. Impinged Rent shall include those amounts which, at the option of the tenant, were converted from unused tenant improvement allowances to rent abatement as permitted under the applicable lease. For the avoidance of doubt, amounts that would otherwise be disbursed from the Escrow Account but for the existence of a cash management period under the CBMS Loan Agreement shall be treated as Impinged Rent. “Indebtedness” means, with respect to a Person, at the time of computation thereof, all of the following (without duplication): (a) all obligations of such Person in respect of money borrowed or for the deferred purchase price of property or services (other than (A) trade debt incurred in the ordinary course of business and (B) any earnout obligation until such obligation becomes a liability on the balance sheet of such Person in accordance with GAAP (excluding disclosure on the notes and footnotes thereto) and if not paid after becoming due and payable); (b) all obligations of such Person, whether or not for money borrowed (i) represented by notes payable, or drafts accepted, in each case representing extensions of credit, (ii) evidenced by bonds, debentures, notes or similar instruments, or (iii) constituting purchase money indebtedness, conditional sales contracts, title retention debt instruments or other similar instruments, upon which interest charges are customarily paid or that are issued or assumed as full or partial payment for property or for services rendered; (c) Capitalized Lease Obligations of such Person; (d) all reimbursement

NAI-5009845676v8 20 obligations (contingent or otherwise) of such Person under or in respect of any letters of credit or acceptances (whether or not the same have been presented for payment); (e) all Off-Balance Sheet Obligations of such Person; (f) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Mandatorily Redeemable Stock issued by such Person or any other Person, valued at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; (g) net obligations under any Derivatives Contract not entered into as a hedge against interest rate risk in respect of existing Indebtedness, in an amount equal to the Derivatives Termination Value thereof at such time (but in no event less than zero) (but, for the avoidance of doubt, Indebtedness of the Loan Parties shall not include any agreement, commitment or arrangement for the sale of Equity Interests issued by the Loan Parties at a future date that could be discharged solely by (A) delivery of the Loan Parties’ Equity Interests (other than Mandatorily Redeemable Stock), or, (B) solely at the Loan Parties’ option made at any time, payment of the net cash value of such Equity Interests at the time, irrespective of the form or duration of such agreement, commitment or arrangement; provided, however, that during the period of time, if any, following an election by the Loan Parties to pay the net cash value of such Equity Interest and prior to payment of such net cash value, the obligation to pay such net cash value shall be included as “Indebtedness” hereunder (it being understood and agreed that the amount of such Indebtedness shall be calculated based on the closing price of the applicable Loan Party’s Equity Interests on the date of such election, irrespective of the market price of such Loan Party’s Equity Interests at any time following such election, including at the time of payment)); (h) all Indebtedness of other Persons which such Person has guaranteed or is otherwise recourse to such Person (except for guaranties of customary exceptions for fraud, misapplication of funds, environmental indemnities, voluntary bankruptcy, collusive involuntary bankruptcy and other similar customary exceptions to non-recourse liability); and (i) all Indebtedness of another Person secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property or assets owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness or other payment obligation (valued in the case of this clause (i) at the lesser of (A) the aggregate unpaid amount of such Indebtedness and (B) if such Indebtedness is non-recourse, the fair market value of the property encumbered thereby as determined by such Person in good faith). Indebtedness of a Person shall include Indebtedness of any other Person to the extent such Indebtedness is recourse to such first Person. All Loans and Letter of Credit Liabilities shall constitute Indebtedness of the Borrower. Notwithstanding anything to the contrary in the foregoing, any Permitted Bond Hedge Transaction, Permitted Warrant Transaction, or Permitted Corresponding Swap Transaction, and any obligations thereunder, in each case, shall not constitute Indebtedness. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower or any other Loan Party under any Loan Document and (b) to the extent not otherwise described in the immediately preceding clause (a), Other Taxes. “Initial Collateral Property” means each Property listed on Schedule 1.1(c) attached hereto. “Initial Collateral Property Account” has the meaning given that term in Section 6.1(a). “Initial Collateral Property Pledged Interests” has the meaning given that term in Section 6.1(a). “Initial Subsidiary Owner” means each Wholly Owned Subsidiary of the Borrower listed on Schedule 1.1(a) attached hereto (other than Holdings); provided, that any such Subsidiary who no longer owns a Collateral Property as a result of a Property Release in accordance with Section 8.16(b) shall no longer be deemed to be an Initial Subsidiary Owner. “Intellectual Property” has the meaning given that term in Section 7.1.(t).

NAI-5009845676v8 21 “Interest Expense” means, with respect to a Person and for any period, without duplication, total interest expense of such Person, including capitalized interest not funded under a construction loan interest reserve account, determined on a consolidated basis in accordance with GAAP for such period; provided, that Interest Expense shall not include (i) capitalized interest funded from a construction loan interest reserve account held by another lender and not included in the calculation of cash for balance sheet reporting purposes, (ii) commitment or arrangement fees, (iii) premiums or penalties (including, without limitation, any make-whole payments associated with the early repayment, redemption or defeasance of Indebtedness) or (iv) upfront and one-time financing fees, including amortization of original issue discount. The Borrower’s Ownership Share of the Interest Expense of its Unconsolidated Affiliates will be included when determining the Interest Expense of the Borrower. “Interest Period” means, as to each Term SOFR Loan, the period commencing on the date such Term SOFR Loan is disbursed or converted to, or continued as, a Term SOFR Loan and ending on the date one (1), three (3), or six (6) months thereafter, in each case as selected by the Borrower in its Notice of Borrowing or Notice of Conversion/Continuation and subject to availability; provided that: (a) the Interest Period shall commence on the date of advance of or conversion to any Term SOFR Loan and, in the case of immediately successive Interest Periods, each successive Interest Period shall commence on the date on which the immediately preceding Interest Period expires; (b) if any Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided that if any Interest Period would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the immediately preceding Business Day; (c) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the relevant calendar month at the end of such Interest Period; (d) no Interest Period shall extend beyond the Revolving Termination Date; (e) there shall be no more than 15 Interest Periods in effect at any time; and (f) no tenor that has been removed from this definition pursuant to Section 2.5.(c)(iv) shall be available for specification in any Notice of Borrowing, Notice of Conversion or Notice of Continuation. “Internal Revenue Code” means the Internal Revenue Code of 1986. “Investment” means, with respect to any Person, any acquisition or investment (whether or not of a controlling interest) by such Person, by means of any of the following: (a) the purchase or other acquisition of any Equity Interest in another Person, (b) a loan, advance or extension of credit to, capital contribution to, Guaranty of Indebtedness of, or purchase or other acquisition of any Indebtedness of, another Person, including any partnership or joint venture interest in such other Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute the business or a division or operating unit of another Person. Except as expressly provided otherwise, for purposes of determining compliance with any covenant contained in a Loan Document, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment. “IRS” means the United States Internal Revenue Service.

NAI-5009845676v8 22 “Issuing Bank” means, individually and collectively, as the context hereof may suggest or require, Wells Fargo, JPMorgan Chase Bank, N.A., and any other Lender that agrees in writing to act as an Issuing Bank, each in its capacity as an issuer of Letters of Credit pursuant to Section 2.4. “L/C Commitment Amount” has the meaning given to that term in Section 2.4.(a). “L/C Disbursement” has the meaning given to that term in Section 3.9.(b). “Lender” means each financial institution from time to time party hereto as a “Lender,” together with its respective successors and permitted assigns. “Lender Parties” means, collectively, the Administrative Agent, the Lenders, the Issuing Banks, the Specified Derivatives Providers, the Specified Cash Management Banks, each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 12.5., any other holder from time to time of any Obligations and, in each case, their respective successors and permitted assigns. “Lending Office” means, for each Lender and for each Type of Loan, the office of such Lender specified in such Lender’s Administrative Questionnaire or in the applicable Assignment and Assumption, or such other office of such Lender as such Lender may notify the Administrative Agent in writing from time to time. “Letter of Credit” has the meaning given that term in Section 2.4.(a). “Letter of Credit Collateral Account” means a special deposit account maintained by the Administrative Agent, for the benefit of the Administrative Agent, the Issuing Banks and the Revolving Lenders, and under the sole dominion and control of the Administrative Agent, for the benefit of the Issuing Banks and the Revolving Lenders. “Letter of Credit Documents” means, with respect to any Letter of Credit, collectively, any application therefor, any certificate or other document presented in connection with a drawing under such Letter of Credit and any other agreement, instrument or other document governing or providing for (a) the rights and obligations of the parties concerned or at risk with respect to such Letter of Credit or (b) any collateral security for any of such obligations. “Letter of Credit Liabilities” means, without duplication, at any time and in respect of any Letter of Credit (a) the Stated Amount of such Letter of Credit plus (b) the aggregate unpaid principal amount of all Reimbursement Obligations of the Borrower at such time due and payable in respect of all drawings made under such Letter of Credit. For purposes of this Agreement, (i) a Revolving Lender (other than a Revolving Lender that is the Issuing Bank for the applicable Letter of Credit) shall be deemed to hold a Letter of Credit Liability in an amount equal to its participation interest under Section 2.4. in the related Letter of Credit, and the Revolving Lender that is the Issuing Bank for such Letter of Credit shall be deemed to hold a Letter of Credit Liability in an amount equal to its retained interest in the related Letter of Credit after giving effect to the acquisition by the other Revolving Lenders of their participation interests under such Section and (ii) if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn. “Lien” as applied to the property of any Person means: (a) any security interest, encumbrance, mortgage, deed to secure debt, deed of trust, assignment of leases and rents, pledge, lien, hypothecation, assignment, charge or lease constituting a Capitalized Lease Obligation, conditional sale or other title retention agreement, or other security title or encumbrance of any kind in respect of any property of such

NAI-5009845676v8 23 Person, or upon the income, rents or profits therefrom; and (b) any arrangement, express or implied, under which any property of such Person is transferred, sequestered or otherwise identified for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to the payment of the general, unsecured creditors of such Person (provided, however, that, other than with respect to any Collateral Property or any direct or indirect ownership interest of the Borrower therein, an agreement that either (a) conditions a Person’s ability to encumber its assets upon the maintenance of one or more specified ratios or financial tests (including any financial ratio such as a maximum ratio of unsecured debt to unencumbered assets) that limit such Person’s ability to encumber its assets but that do not generally prohibit the encumbrance of its assets, or the encumbrance of specific assets or (b) requires the grant of a Lien to secure Unsecured Indebtedness if a Lien is granted to secure the Obligations or other Unsecured Indebtedness of such Person, shall not constitute a “Lien”); (c) the filing of any financing statement under the UCC or its equivalent in any jurisdiction, other than any precautionary filing not otherwise constituting or giving rise to a Lien, including a financing statement filed (i) in respect of a lease not constituting a Capitalized Lease Obligation pursuant to Section 9-505 (or a successor provision) of the UCC or its equivalent as in effect in an applicable jurisdiction or (ii) in connection with a sale or other disposition of accounts or other assets not prohibited by this Agreement in a transaction not otherwise constituting or giving rise to a Lien; and (d) any agreement by such Person to grant, give or otherwise convey any of the foregoing. “LLC” means any limited liability company formed under the laws of any State or Commonwealth of the United States of America, any territory thereof or the District of Columbia. “LLC Division” means the division or divisive merger of any LLC into multiple entities or multiple series of the same entity pursuant to any applicable law, including pursuant to Section 18-217 of the Delaware Limited Liability Company Act, as amended from time to time. “Loan Documents” means this Agreement, each Note, the Subsidiary Guaranty, the Parent Guaranty, the Holdings Guaranty, the Pledge Agreement, the Holdings Pledge Agreement, each other Security Document, each Letter of Credit Document, the Fee Letter and each other document or instrument now or hereafter executed and delivered by a Loan Party to the Administrative Agent or a Lender in connection with, pursuant to or relating to this Agreement (other than any Specified Derivatives Contract and any Specified Cash Management Agreement) that is designated as a “Loan Document”. “Loan Party” means each of the Borrower, Holdings, Parent, each Subsidiary Owner, and each other Person who guarantees all or a portion of the Obligations and/or who pledges any collateral to secure all or a portion of the Obligations. Schedule 1.1(a) sets forth the Loan Parties in addition to the Borrower as of the Agreement Date. “Loans” means the Revolving Loans and “Loan” means a Revolving Loan. “LP” means any limited partnership formed under the laws of any State or Commonwealth of the United States of America, any territory thereof or the District of Columbia. “LP Division” means the division or divisive merger of any LP into multiple entities or multiple series of the same entity pursuant to any Applicable Law, including, without limitation, pursuant to Section 17-220 of the Delaware Revised Uniform Limited Partnership Act, as amended from time to time. “LTV” means the quotient obtained by dividing the aggregate outstanding principal amount of the Revolving Loans and Letter of Credit Liabilities by the aggregate as-is Appraised Value of the Collateral Properties.

NAI-5009845676v8 24 “Mandatorily Redeemable Stock” means, with respect to any Person, any Equity Interest of such Person which by the terms of such Equity Interest (or by the terms of any security into which it is convertible or for which it is exchangeable or exercisable), upon the happening of any event or otherwise, (a) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise (other than an Equity Interest to the extent redeemable in exchange for common stock or other equivalent common Equity Interests), (b) is convertible into or exchangeable or exercisable for Indebtedness or Mandatorily Redeemable Stock, or (c) is redeemable at the option of the holder thereof, in whole or part (other than an Equity Interest which is redeemable in exchange for common stock or other equivalent common Equity Interests or, at the option of the Person responding to the redemption, for cash in lieu of Equity Interests, or a combination thereof), on or prior to the date that is 91 days following the then-applicable Revolving Termination Date as extended from time to time pursuant to Section 2.14. “Material Adverse Effect” means, a materially adverse effect on (a) the business, assets, liabilities, condition (financial or otherwise), or results of operations of Parent, the Borrower and its Subsidiaries taken as a whole, (b) the ability of the Borrower and the Guarantors, taken as a whole, to perform their obligations under the Loan Documents, taken as a whole, (c) the validity or enforceability of any of the Loan Documents, (d) the rights and remedies of the Lenders, the Issuing Banks and the Administrative Agent, taken as a whole, under any of the Loan Documents, (e) when used with respect to a Collateral Property, the use, value or operation of such Property, or (f) when used with respect to a Security Document, the rights and remedies of the Lenders, the Issuing Banks and the Administrative Agent under such Security Document. “Material Contract” means any written contract or other written arrangement (other than Loan Documents, “Loan Documents” (as defined in the CMBS Loan Agreement), Specified Derivatives Contracts and Specified Cash Management Agreements), to which the Borrower, any Subsidiary or any other Loan Party is a party as to which the breach, nonperformance, cancellation or failure to renew by any party thereto could reasonably be expected to have a Material Adverse Effect. “Minimum Property Value” means, for a Property, if for the fiscal quarter most recently ended the Occupancy Rate of such Property: (a) exceeds 80.0%, (i) Net Operating Income for such Property (other than a Property with a Net Operating Income that is less than or equal to zero, in which case, the Net Operating Income of such Property shall be deemed zero) for the fiscal quarter most recently ended (provided that expenses paid once or twice per year (e.g., property taxes and insurance premiums) shall be evenly allocated to each month of such as-annualized period), multiplied by 4, divided by (ii) the Capitalization Rate; or (b) is equal to or less than 80.0%, at its option, the Borrower shall elect to apply for such fiscal quarter, either: (i) (A) Net Operating Income for such Property (other than a Property with a Net Operating Income that is less than or equal to zero) for the fiscal quarter most recently ended (provided that expenses paid once or twice per year (e.g., property taxes and insurance premiums) shall be evenly allocated to each month of such as-annualized period), multiplied by 4, divided by (B) the Capitalization Rate; or (ii) (A) in the case of a Property with an Occupancy Rate equal to or less than 80.0% for 12 consecutive months or less, 70.0% of the undepreciated book value of such Property, or (B) in the case of a Property with an Occupancy Rate equal to or less than 80.0% for more than 12 consecutive months, 50.0% of the undepreciated book value of such Property;

NAI-5009845676v8 25 provided, however, notwithstanding the foregoing clauses (a) and (b), the Minimum Property Value of any Property that is subject to an arms-length contract for sale (including a customary deposit) with a third party purchaser (which, in the case of any Collateral Property, must be in connection with a Qualified Property Sale) and the due diligence period thereunder has expired shall be the contract price of such Property determined at the expiration of the due diligence period thereof; provided, further, however, for any Property that has been under contract to be sold for a period equal to or greater than 12 months after the due diligence period thereunder has expired, the Minimum Property Value of such Property shall be determined in accordance with clauses (a) or (b) above, as applicable. “MIRE Event” means, (a) any increase, extension or renewal of any of the Commitments or Loans, but excluding (i) any continuation or conversion of Loans, (ii) the making of any Loan, (iii) the issuance, renewal or extension of Letters of Credit and (iv) any extension of the Revolving Commitments pursuant to Section 2.14, and (b) the initial delivery by the applicable Loan Party of a Security Instrument encumbering a Collateral Property Addition. “Moody’s” means Moody’s Investors Service, Inc. and its successors. “Mortgage” means a mortgage, deed of trust, deed to secure debt or similar security instrument made by a Person owning an interest in real estate granting a Lien on such interest in real estate as security for the payment of Indebtedness. “MRT Allocated Amount” means, with respect to each Collateral Property then encumbered by a Security Instrument, the principal amount of Loans on which New York Mortgage Recording Tax has been paid in connection with the initial encumbrance of such Collateral Property with the related Security Instrument, in the aggregate. “Multiemployer Plan” means at any time a multiemployer plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding six plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such six-year period. “Negative Pledge” means, with respect to a given asset, any provision of a document, instrument or agreement (other than any Loan Document) which prohibits or purports to prohibit the creation or assumption of any Lien on such asset as security for Indebtedness of the Person owning such asset or any other Person; provided, however, that, other than with respect to any Collateral Property or any direct or indirect ownership interest of the Borrower therein, an agreement that conditions a Person’s ability to encumber its assets upon the maintenance of one or more specified ratios or financial tests (including any financial ratio such as a maximum ratio of unsecured debt to unencumbered assets) that limit such Person’s ability to encumber its assets but that do not generally prohibit the encumbrance of its assets, or the encumbrance of specific assets, shall not constitute a “Negative Pledge”. “Net Cash Proceeds” means the aggregate cash proceeds received by the Borrower or any of its Subsidiaries in respect of any Qualified Collateral Property Sale or any Qualified Collateral Property Financing, net of (a) customary direct costs incurred in connection therewith (including legal, accounting and investment banking fees, and underwriting discounts and commissions), and (b) taxes paid or payable as a result thereof; it being understood that “Net Cash Proceeds” shall include, without limitation, any cash or cash equivalents received upon the sale or other disposition of any non-cash or non-cash equivalent consideration received by the Borrower or any of its Subsidiaries in respect of any Qualified Collateral Property Sale.

NAI-5009845676v8 26 “Net Operating Income” means, for any Property and for a given period, the following (without duplication and determined on a consistent basis with prior periods): (a) rents and other revenues received in the ordinary course from such Property (including proceeds from rent loss or business interruption insurance (but not in excess of the actual rent otherwise payable) but excluding pre-paid rents and revenues and security deposits except to the extent applied in satisfaction of tenants’ obligations for rent), plus (b) Impinged Rent, minus (c) all expenses paid (excluding interest but including an appropriate accrual for property taxes and insurance) related to the ownership, operation or maintenance of such Property (other than those expenses normally covered by a management fee), including but not limited to property taxes, assessments and the like, insurance, utilities, payroll costs, maintenance, repair and landscaping expenses, marketing expenses, and general and administrative expenses (including an appropriate allocation for legal, accounting, advertising, marketing and other expenses incurred in connection with such Property, but specifically excluding depreciation and general overhead expenses of the Borrower and its Subsidiaries and any property management fees), minus (d) the Reserve for Replacements for such Property as of the end of such period, minus (e) the greater of (i) the actual property management fee paid during such period with respect to such Property and (ii) an imputed management fee in an amount equal to 1% of the gross revenues for such Property for such period. Notwithstanding the foregoing, (x) solely with respect to Abated Rent during any applicable period provided for in a Rent Abated Lease with no more than one and one half months of Abated Rent per lease year calculated over the term of the entire Rent Abated Lease (i.e., if a Rent Abated Lease has a ten-year term, the limit would be fifteen months of rent abatement over the term of such Rent Abated Lease), the Borrower may include such Abated Rent for the applicable period in clause (a) above valued at an amount equal to the ratable portion of the applicable tenant’s initial year one base rental rates under such Rent Abated Lease plus, with respect to tenants under a Rent Abated Lease that is also a Triple Net Lease, estimated expense reimbursements (i.e., if the initial year one base rent is $25.00 per square foot per annum and there are no expense reimbursements for the applicable period, Abated Rent for one quarter would be $6.25 per square foot); provided that in any applicable Compliance Certificate where the Borrower has included Abated Rent as part of Net Operating Income, the Borrower has included a description of such rent abatements including the revenue adjustments applicable as a result thereof and such other information reasonably requested by the Administrative Agent, and (y) solely for purposes of determining Collateral Property Debt Yield, in the calculation of Net Operating Income included in any such determination, to the extent rent and other revenues for the same space for the same period are not otherwise included in the applicable determination of Net Operating Income, the Borrower may include one month of starting monthly base rent for each month of free rent occurring during such calculation period under any fully executed lease of such space then in effect, provided that the remaining free rent period under such lease does not exceed three (3) months as of the date of determination. “New York Mortgage Recording Tax” means all taxes imposed by the State of New York or any county or other local taxing authority thereof in connection with the recordation of a Security Instrument therewith. “Non-Consenting Lender” means any Lender that does not approve any consent, approval, amendment or waiver that (a) requires the consent of all Lenders or all affected Lenders in accordance with the terms of Section 13.6. and (b) has been approved by the Requisite Lenders. “Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time. “Non-Wholly Owned Subsidiary” means any Subsidiary of the Borrower that is not a Wholly Owned Subsidiary. “Notes” means the Revolving Notes.

NAI-5009845676v8 27 “Notice of Borrowing” means a notice substantially in the form of Exhibit D (or such other form reasonably acceptable to the Administrative Agent and containing the information required in such Exhibit) to be delivered to the Administrative Agent pursuant to Section 2.1.(b) evidencing the Borrower’s request for a borrowing of Revolving Loans. “Notice of Continuation” means a notice substantially in the form of Exhibit E (or such other form reasonably acceptable to the Administrative Agent and containing the information required in such Exhibit) to be delivered to the Administrative Agent pursuant to Section 2.10. evidencing the Borrower’s request for the Continuation of a Term SOFR Loan. “Notice of Conversion” means a notice substantially in the form of Exhibit F (or such other form reasonably acceptable to the Administrative Agent and containing the information required in such Exhibit) to be delivered to the Administrative Agent pursuant to Section 2.11. evidencing the Borrower’s request for the Conversion of a Loan from one Type to another Type. “NY Subsidiary Owner” means 257 W. Genessee LLC, a New York limited liability company. “Obligations” means, individually and collectively: (a) the aggregate principal balance of, and all accrued and unpaid interest on, all Loans; (b) all Reimbursement Obligations and all other Letter of Credit Liabilities; and (c) all other indebtedness, liabilities, obligations, covenants and duties of the Borrower and the other Loan Parties owing to the Administrative Agent, any Issuing Bank or any Lender of every kind, nature and description, under or in respect of this Agreement or any of the other Loan Documents, including, without limitation, the Fees, Protective Advances and indemnification obligations, whether direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any promissory note. For the avoidance of doubt, “Obligations” shall not include any indebtedness, liabilities, obligations, covenants or duties in respect of Specified Derivatives Contracts or Specified Cash Management Agreements. “Occupancy Rate” means, with respect to a Property at any time, the ratio, expressed as a percentage, of (a) the net rentable square footage of such Property actually occupied by tenants that are not Affiliates of the Borrower and paying rent at rates not materially less than rates generally prevailing at the time the applicable lease was entered into, pursuant to binding leases as to which no monetary default has occurred and has continued unremedied for 45 or more days to (b) the aggregate net rentable square footage of such Property. “OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control. “Off-Balance Sheet Obligations” means, with respect to a Person: (a) obligations of such Person in respect of any financing transaction or series of financing transactions (including factoring arrangements) pursuant to which such Person or any Subsidiary of such Person has sold, conveyed or otherwise transferred, or granted a security interest in, accounts, payments, receivables, rights to future lease payments or residuals or similar rights to payment to a special purpose Subsidiary or Affiliate of such Person; (b) obligations of such Person under a sale and leaseback transaction that does not create a liability on the balance sheet of such Person; (c) obligations of such Person under any so-called “synthetic” lease transaction; and (d) obligations of such Person under any other transaction which is the functional equivalent of, or takes the place of, a borrowing but which does not constitute a liability on the balance sheet of such Person. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its

NAI-5009845676v8 28 obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 5.6.). “Outbound Investment Rules” means the regulations administered and enforced, together with any related public guidance issued, by the United States Treasury Department under U.S. Executive Order 14105 of August 9, 2023, or any similar law or regulation, and as codified at 31 C.F.R. § 850.101 et seq. “Ownership Share” means, with respect to any Subsidiary of a Person (other than a Wholly Owned Subsidiary) or any Unconsolidated Affiliate of a Person, the greater of (a) such Person’s relative nominal direct and indirect ownership interest (expressed as a percentage) in such Subsidiary or Unconsolidated Affiliate or (b) such Person’s relative direct and indirect economic interest (calculated as a percentage) in such Subsidiary or Unconsolidated Affiliate determined in accordance with the applicable provisions of the declaration of trust, articles or certificate of incorporation, articles of organization, partnership agreement, joint venture agreement or other applicable organizational document of such Subsidiary or Unconsolidated Affiliate. “Parent” has the meaning set forth in the introductory paragraph hereof and shall include the Parent’s permitted successors and permitted assigns. “Parent Guaranty” means the Parent Guaranty substantially in the form of Exhibit C-1 executed and delivered by Parent on the Agreement Date, as the same may be amended, restated, supplemented, or otherwise modified from time to time. “Participant” has the meaning given that term in Section 13.5.(d). “Participant Register” has the meaning given that term in Section 13.5.(d). “PATRIOT Act” means the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)). “Payment Recipient” has the meaning given that term in Section 12.11. “PBGC” means the Pension Benefit Guaranty Corporation or any successor agency. “Permitted Bond Hedge Transaction” means any call or capped call option (or substantively equivalent derivative transaction) relating to Parent’s common stock (or other securities or property following a merger event or other change of the common stock of Parent) purchased by Parent or Borrower in connection with the issuance of any Permitted Exchangeable Indebtedness; provided that the purchase price for such Permitted Bond Hedge Transaction, less the proceeds received by Parent or Borrower, as applicable, from the sale of any related Permitted Warrant Transaction, does not exceed the net proceeds received by Borrower from the issuance of such Permitted Exchangeable Indebtedness in connection with such Permitted Bond Hedge Transaction.

NAI-5009845676v8 29 “Permitted Corresponding Swap Transaction” means a call option, bond hedge, warrant or substantially equivalent derivative transaction between Borrower and Parent on terms mirroring any Permitted Bond Hedge Transactions and/or Permitted Warrant Transaction entered into by Parent in connection with the issuance of any Permitted Exchangeable Indebtedness. “Permitted Exchangeable Indebtedness” means any unsecured notes issued by Borrower that are exchangeable into a fixed number (subject to customary anti-dilution adjustments, “make-whole” increases and other customary changes thereto) of shares of common stock of Parent (or other securities or property following a merger event or other change of the common stock of Parent), cash or any combination thereof (with the amount of such cash or such combination determined by reference to the market price of such common stock or such other securities); provided that, the Indebtedness thereunder must satisfy each of the following conditions: (i) both immediately prior to and after giving effect (including pro forma effect) thereto, no Event of Default shall exist or result therefrom, (ii) such Indebtedness is not guaranteed by any Subsidiary of Borrower (for the avoidance of doubt such Indebtedness may be guaranteed by Parent and any Subsidiary of Parent that is not a Subsidiary of Borrower), and (iii) the terms, conditions and covenants of such Indebtedness must be customary for exchangeable Indebtedness of such type (as determined by Borrower in good faith). “Permitted Liens” means, with respect to any asset or property of a Person, (a) Liens securing taxes, assessments and other charges or levies imposed by any Governmental Authority (excluding any Lien imposed pursuant to any of the provisions of ERISA or pursuant to any Environmental Laws) which, in each case, are not at the time required to be paid or discharged under Section 8.6., (b) the claims of materialmen, mechanics, carriers, warehousemen or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business, which, in each case, are not at the time required to be paid or discharged under Section 8.6; (c) Liens consisting of deposits or pledges made, in the ordinary course of business, in connection with, or to secure payment of, obligations under workers’ compensation, unemployment insurance or similar Applicable Laws or performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature; (d) Liens consisting of encumbrances in the nature of covenants, conditions, zoning restrictions, easements, rights of way and rights or restrictions on the use of real property, which do not, individually or in the aggregate, materially detract from the value of such property or impair the intended use or operation thereof in the business of such Person; (e) the rights of tenants under leases or subleases not interfering with the ordinary conduct of business of such Person; (f) Liens in favor of the Administrative Agent for its benefit and the benefit of the other Lender Parties; (g) Liens (i) of a collection bank arising under Section 4-210 of the UCC on items in the course of collection, (ii) attaching to commodity trading accounts or other commodities brokerage accounts incurred in the ordinary course of business, and (iii) in favor of a banking or other financial institution arising as a matter of law or under customary general terms and conditions encumbering deposits (including the right of set off) and which are within the general parameters customary in the banking industry, (h) any option, contract or other agreement to sell an asset provided such sale is otherwise permitted by this Agreement, (i) with respect to any Property, any attachment or judgment Lien on such Property arising from a judgment or order against such Person by any court or other tribunal so long as such judgment or order does not create or result in an Event of Default hereunder and is paid, stayed or dismissed through appropriate appellate proceedings on or before 60 days from the date of entry and (j) Liens in existence on the Agreement Date and set forth on Schedule 1.1(b). “Permitted Warrant Transaction” means any call option, warrant or right to purchase (or substantively equivalent derivative transaction) relating to Parent’s common stock (or other securities or property following a merger event or other change of the common stock of Parent) and/or cash (in an amount determined by reference to the price of such common stock) sold by Parent or Borrower substantially concurrently with any purchase by Parent or Borrower of a related Permitted Bond Hedge Transaction.

NAI-5009845676v8 30 “Person” means any natural person, corporation, limited partnership, general partnership, joint stock company, limited liability company, limited liability partnership, joint venture, association, company, trust, bank, trust company, land trust, business trust or other organization, whether or not a legal entity, or any other nongovernmental entity, or any Governmental Authority. “Plan” means at any time an “employee pension benefit plan” within the meaning of Section 3(2) of ERISA (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code and either (a) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group or (b) has at any time within the preceding six years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group. “Plan Assets” means “plan assets” as defined by 29 C.F.R. 2510.3-101, as modified by Section 3(42) of ERISA. “Plan of Division” means (i) with respect to a LLC, a plan of division adopted by such LLC as required by any applicable Governmental Authority in order to legally effectuate a LLC Division, including, without limitation, a plan of division as described in Section 18-217 of the Delaware Limited Liability Company Act, as amended from time to time, and (ii) with respect to a LP, a plan of division adopted by such LP as required by any applicable governmental authority in order to legally effectuate a LP Division, including, without limitation, a plan of division as described in Section 17-220 of the Delaware Revised Uniform Limited Partnership Act, as amended from time to time. “Pledge Agreement” means the Pledge Agreement, a form of which is attached as Exhibit J-1 hereto, executed and delivered by each Pledgor (other than the Borrower) on the Agreement Date, together with each joinder agreement and supplement executed and delivered in connection therewith, as the same may be amended, restated, supplemented, or otherwise modified from time to time. “Pledged Interests” means, collectively, (i) all “Pledged Interests” as defined in the Pledge Agreement, and (ii) all “Pledged Interests” as defined in the Holdings Pledge Agreement. “Pledgor” means (i) the Borrower, (ii) Holdings and (iii) any other Person that is party to the Pledge Agreement as a “Pledgor”. “Post-Default Rate” means (a) with respect to any principal of any Loan or any Reimbursement Obligation, the rate otherwise applicable plus an additional two percent (2.0%) per annum and (b) with respect to any other Obligation, a rate per annum equal to the Base Rate as in effect from time to time plus the Applicable Margin for Base Rate Loans plus two percent (2.0%). “Post-Foreclosure Plan” has the meaning given that term in Section 12.13. “Preferred Dividends” means, for any period and without duplication, all Restricted Payments paid during such period on Preferred Equity Interests issued by the Borrower or any Subsidiary. Preferred Dividends shall not include dividends or distributions (a) paid or payable solely in Equity Interests (other than Mandatorily Redeemable Stock) payable to holders of such class of Equity Interests, (b) paid or payable to Parent, the Borrower or a Subsidiary, or (c) constituting or resulting in the redemption of Preferred Equity Interests, other than scheduled redemptions not constituting balloon, bullet or similar redemptions in full.

NAI-5009845676v8 31 “Preferred Equity Interests” means, with respect to any Person, Equity Interests in such Person which are entitled to preference or priority over any other Equity Interest in such Person in respect of the payment of dividends or distribution of assets upon liquidation or both. “Prime Rate” means, at any time, the rate of interest per annum publicly announced from time to time by the Administrative Agent as its prime rate. Each change in the Prime Rate shall be effective as of the opening of business on the day such change in such prime rate occurs. The parties hereto acknowledge that the rate announced publicly by the Administrative Agent as its prime rate is an index or base rate and shall not necessarily be its lowest or best rate charged to its customers or other banks. “Principal Office” means the office of the Administrative Agent located at 600 South 4th St., 8th Floor, Minneapolis, Minnesota 55415, or any other subsequent office that the Administrative Agent shall have specified as the Principal Office by written notice to the Borrower and the Lenders. “Prior Credit Agreement” means that certain Credit Agreement, dated as of November 12, 2021, by and among the Borrower, Parent, the lenders party thereto, Wells Fargo, as administrative agent, and the other parties party thereto, if any, as amended and in effect immediately prior to the payoff and termination thereof. “Pro Rata Share” means, as to each Lender, the ratio, expressed as a percentage of (a) the amount of such Lender’s Revolving Commitment to (b) the aggregate amount of the Revolving Commitments of all Lenders; provided, however, that if at the time of determination the Revolving Commitments have terminated or been reduced to zero, the “Pro Rata Share” of each Lender shall be the ratio, expressed as a percentage of (A) the sum of the unpaid principal amount of all outstanding Revolving Loans and Letter of Credit Liabilities owing to such Lender as of such date to (B) the sum of the aggregate unpaid principal amount of all outstanding Revolving Loans and Letter of Credit Liabilities of all Lenders as of such date. If at the time of determination the Commitments have been terminated or reduced to zero and there are no outstanding Loans or Letter of Credit Liabilities, then the Pro Rata Shares of the Lenders shall be determined as of the most recent date on which Commitments were in effect or Loans or Letter of Credit Liabilities were outstanding. For purposes of this definition, a Revolving Lender shall be deemed to hold a Letter of Credit Liability to the extent such Revolving Lender has acquired a participation therein under the terms of this Agreement and has not failed to perform its obligations in respect of such participation. “Property” means a parcel (or group of related parcels) of real property owned or leased (in whole or in part) by the Borrower, any Subsidiary or any Unconsolidated Affiliate. “Property Management Contract Assignment” means an Assignment and Subordination of Management Agreement executed by a Loan Party in favor of the Administrative Agent for its benefit and the benefit of the other Lenders, in form and substance reasonably satisfactory to the Administrative Agent. Such document may, at the Administrative Agent’s election, constitute and take the form of a subordination of a management agreement executed by the manager or equivalent counterparty thereto rather than an assignment thereof. “Property Release” has the meaning given that term in Section 8.16(b). “Protective Advance” means all sums expended as determined by the Administrative Agent to be necessary or appropriate after the Borrower or any other Loan Party fails to do so when required: (a) to protect the validity, enforceability, perfection or priority of the Liens in any of the Collateral and the instruments evidencing the Obligations; (b) to prevent the value of any Collateral from being materially diminished (assuming the lack of such a payment within the necessary time frame could potentially cause such Collateral to lose value); or (c) to protect any of the Collateral from being materially damaged,

NAI-5009845676v8 32 impaired, mismanaged or taken, including, without limitation, any amounts expended in connection therewith in accordance with Section 12.12. or Section 12.13 and any “Protective Advance” as defined in any of the Security Instruments. “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Qualified Collateral Property Financing” means a mortgage financing secured by a Collateral Property, provided such financing is permitted by this Agreement and approved in writing by the Administrative Agent in its sole discretion (acting reasonably). “Qualified Collateral Property Sale” means a sale of any Collateral Property to an unaffiliated third party purchaser (excluding, for the avoidance of doubt, any Affiliate of the Borrower or any Subsidiary of the Borrower) on arms’-length terms, which sale and the terms thereof shall have been approved in writing by the Administrative Agent in its sole discretion (acting reasonably). “Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant Guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. “Qualified Plan” means a Benefit Arrangement that is intended to be tax-qualified under Section 401(a) of the Internal Revenue Code. “Recipient” means (a) the Administrative Agent, (b) any Lender and (c) any Issuing Bank, as applicable. “Register” has the meaning given that term in Section 13.5.(c). “Regulatory Change” means, with respect to any Lender, any change effective after the Agreement Date in Applicable Law (including without limitation, Regulation D of the FRB) or the adoption or making after such date of any interpretation, directive or request applying to a class of banks, including such Lender, of or under any Applicable Law (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) by any Governmental Authority or monetary authority charged with the interpretation or administration thereof or compliance by any Lender with any request or directive regarding capital adequacy or liquidity. Notwithstanding anything herein to the contrary, (a) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (b) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Regulatory Change”, regardless of the date enacted, adopted, implemented or issued. “Reimbursement Obligation” means the absolute, unconditional and irrevocable obligation of the Borrower to reimburse an Issuing Bank for any drawing honored by such Issuing Bank under a Letter of Credit issued by such Issuing Bank. “REIT” means a Person qualifying for treatment as a “real estate investment trust” under the Internal Revenue Code.

NAI-5009845676v8 33 “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, shareholders, directors, trustees, officers, employees, agents, counsel, other advisors and representatives of such Person and of such Person’s Affiliates. “Relevant Governmental Body” means the FRB or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the FRB or the Federal Reserve Bank of New York, or any successor thereto. “Rent Abated Lease” means (a) a new lease pursuant to which economic terms (including Abated Rent) for the original lease term is provided or (b) a present lease for which a renewal or extension period is agreed (in the form of an amendment, amendment and restatement or new lease) pursuant to which new economic terms (including Abated Rent) for the remainder of such original lease term and the renewal or extension period is provided. “Required Title Updates” means, with respect to the Title Policy for each Affected Collateral Property, a title search, continuation statement, tract search (or other local equivalent) and/or mechanics lien endorsement to such Title Policy or other similar deliverable, in each such case, reasonably satisfactory to the Administrative Agent. “Requisite Lenders” means, as of any date, (a) Revolving Lenders having more than 50% of the aggregate amount of the Revolving Commitments of all Revolving Lenders, or (b) if the Revolving Commitments have been terminated or reduced to zero, the Revolving Lenders holding more than 50% of the principal amount of the aggregate outstanding Revolving Loans and Letter of Credit Liabilities; provided that in determining such percentage at any given time, all then existing Defaulting Lenders will be disregarded and excluded. For purposes of this definition, a Revolving Lender (other than an Issuing Bank) shall be deemed to hold a Letter of Credit Liability to the extent such Revolving Lender has acquired a participation therein under the terms of this Agreement and has not failed to perform its obligations in respect of such participation. “Reserve for Replacements” means, for any period and with respect to any Property, an amount equal to (a) the aggregate square footage of all completed space of such Property times (b) $0.25 times (c) the number of days in such period divided by (d) 365. If the term Reserve for Replacements is used without reference to any specific Property, then it shall be determined on an aggregate basis with respect to all Properties and the applicable Ownership Shares of all Properties of all Unconsolidated Affiliates. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Responsible Officer” means with respect to Parent, the Borrower or any Subsidiary, the chief executive officer, president, vice president, chief financial officer, treasurer or assistant treasurer of Parent, the Borrower or such Subsidiary. “Restricted Payment” means (a) any dividend or other distribution, direct or indirect, on account of any Equity Interests of the Parent, Borrower or any of its Subsidiaries now or hereafter outstanding, except a dividend or other distribution payable solely in shares of that class of Equity Interests or common Equity Interests to the holders of that class; (b) any redemption, conversion, exchange, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any Equity Interests of the Parent, Borrower or any of its Subsidiaries now or hereafter outstanding, other than a redemption or such other similar payment payable solely in shares of that class of Equity Interests or common Equity Interests to the holders of that class; and (c) any payment made to retire, or to obtain the surrender of, any

NAI-5009845676v8 34 outstanding warrants, options or other rights to acquire any Equity Interests of the Parent, Borrower or any of its Subsidiaries now or hereafter outstanding. “Revolving Commitment” means, as to each Revolving Lender, such Revolving Lender’s obligation to make Revolving Loans pursuant to Section 2.1., to issue (in the case of an Issuing Bank) and to participate (in the case of the other Lenders) in Letters of Credit pursuant to Section 2.4.(i), in an amount up to, but not exceeding the amount set forth for such Lender on Schedule I as such Revolving Lender’s “Revolving Commitment Amount” or as set forth in any applicable Assignment and Assumption, as the same may be reduced from time to time pursuant to Section 2.13. or increased or reduced as appropriate to reflect any assignments to or by such Revolving Lender effected in accordance with Section 13.5. “Revolving Commitment Percentage” means, as to each Lender with a Revolving Commitment, the ratio, expressed as a percentage, of (a) the amount of such Lender’s Revolving Commitment to (b) the aggregate amount of the Revolving Commitments of all Revolving Lenders; provided, however, that if at the time of determination the Revolving Commitments have been terminated or been reduced to zero, the “Revolving Commitment Percentage” of each Lender with a Revolving Commitment shall be the “Revolving Commitment Percentage” of such Lender in effect immediately prior to such termination or reduction. “Revolving Credit Exposure” means, as to any Revolving Lender at any time, the aggregate principal amount at such time of its outstanding Revolving Loans and such Revolving Lender’s participation in Letter of Credit Liabilities at such time. “Revolving Lender” means a Lender having a Revolving Commitment, or if the Revolving Commitments have terminated, holding any Revolving Loans. “Revolving Loan” means a loan made by a Revolving Lender to the Borrower pursuant to Section 2.1.(a). “Revolving Note” means a promissory note of the Borrower substantially in the form of Exhibit G, payable to a Revolving Lender in a principal amount equal to the amount of such Lender’s Revolving Commitment. “Revolving Termination Date” means February 18, 2028, or such later date to which the Revolving Termination Date may be extended pursuant to Section 2.14. “S&P” means S&P Global Ratings, a division of S&P Global Inc. and any successor thereto. “Sanctioned Country” means at any time, a country, region or territory which is itself (or whose government is) the subject or target of any Sanctions. “Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC (including OFAC’s Specially Designated Nationals and Blocked Persons List and OFAC’s Consolidated Non-SDN List), the U.S. Department of State, the United Nations Security Council, the European Union, any European member state, His Majesty’s Treasury, or other relevant sanctions authority, (b) any Person operating, organized or resident in a Sanctioned Country, (c) any Person owned or controlled by, or acting or purporting to act for or on behalf of, directly or indirectly, any such Person or Persons described in clauses (a) and (b), including a Person that is deemed by OFAC to be a Sanctions target based on the ownership of such legal entity by Sanctioned Person(s) or (d) any Person otherwise a target of Sanctions, including vessels and aircraft, that are designated under any Sanctions program.

NAI-5009845676v8 35 “Sanctions” means any and all economic or financial sanctions, sectoral sanctions, secondary sanctions, trade embargoes and restrictions and anti-terrorism laws, including but not limited to those imposed, administered or enforced from time to time by the U.S. government (including those administered by OFAC or the U.S. Department of State), the United Nations Security Council, the European Union, any European member state, His Majesty’s Treasury, or other relevant sanctions authority in any jurisdiction in which (a) the Borrower or any of its Subsidiaries or Affiliates is located or conducts business, (b) in which any of the proceeds of any Loan or other extension of credit hereunder will be used, or (c) from which repayment of any Loan or other extension of credit hereunder will be derived. “SEC” means the U.S. Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions. “Secured Indebtedness” means, with respect to a Person as of a given date, the aggregate principal amount of all Indebtedness of such Person outstanding on such date that is secured in any manner by any Lien on any property of such Person and, in the case of the Borrower, shall include (without duplication) the Secured Indebtedness of the Borrower’s Subsidiaries and the Borrower’s Ownership Share of the Secured Indebtedness of its Unconsolidated Affiliates. For the avoidance of doubt, at all times following the delivery of any Security Instrument and for so long as any Security Instrument is required to secure any Guaranteed Obligations in accordance with the terms of this Agreement, all Indebtedness under the Loan Documents shall constitute Secured Indebtedness. “Securities Act” means the Securities Act of 1933 (15 U.S.C. § 77 et seq.). “Security Documents” means, collectively, the Pledge Agreement, the Holdings Pledge Agreement, the Deposit Account Pledge Agreement, any Security Instrument, any Property Management Contract Assignment, and any other security agreement, pledge agreement, or other document, instrument or agreement creating, evidencing or perfecting the Liens in any of the Collateral granted to Administrative Agent, for the benefit of Lenders and any other Lender Parties, including, without limitation, any assignment of leases and rents, any collateral assignments or comfort letters, in each case, to the extent applicable. “Security Instrument” means, collectively, (i) a mortgage, deed of trust, deed to secure debt, or equivalent instrument, (ii) if required by the jurisdiction where the Property is located to perfect a security lien against any fixtures, furniture, equipment, accounts and certain other property, a UCC-1 fixture filing, and (ii) if required by the jurisdiction where the Property is located to perfect a security lien against and/or a present assignment of a Property’s rents and leases, an assignment of leases and rents, each executed (or completed, as applicable) by a Subsidiary of the Borrower in favor of the Administrative Agent, for its benefit and the benefit of the other Lenders, in form and substance satisfactory to the Administrative Agent, in each case, as the same may be amended, restated, supplemented, or otherwise modified from time to time. “Simple SOFR Determination Day” has the meaning specified in the definition of “Daily Simple SOFR”. “Simple SOFR Rate Day” has the meaning specified in the definition of “Daily Simple SOFR”. “SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

NAI-5009845676v8 36 “SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. “SOFR Loan” means any Daily Simple SOFR Loan or Term SOFR Loan. “Solvent” means, when used with respect to any Person, that (a) the fair value and the fair salable value of its assets (excluding any Indebtedness due from any Affiliate of such Person) are each in excess of the fair valuation of its total liabilities (including all contingent liabilities computed at the amount which, in light of all facts and circumstances existing at such time, represents the amount that could reasonably be expected to become an actual and matured liability); (b) such Person is able to pay its debts or other obligations in the ordinary course as they mature; and (c) such Person has capital not unreasonably small to carry on its business and all business in which it proposes to be engaged. “SPE Requirements” means each of the requirements set forth on Annex II hereto. “Special Purpose Entity” means a Person in compliance with each of the SPE Requirements applicable to such Person. “Specified Cash Management Agreement” means any Cash Management Agreement that is made or entered into at any time, or in effect at any time now or hereafter, whether as a result of an assignment or transfer or otherwise, between or among any Loan Party and any Specified Cash Management Bank. “Specified Cash Management Bank” means any Person that (a) at the time it enters into a Cash Management Agreement with a Loan Party, is a Lender or an Affiliate of a Lender or (b) at the time it (or its Affiliate) becomes a Lender or the Administrative Agent (including on the Effective Date), is a party to a Cash Management Agreement with a Loan Party, in each case in its capacity as a party to such Cash Management Agreement. “Specified Derivatives Contract” means any Derivatives Contract that is made or entered into at any time, or in effect at any time now or hereafter, whether as a result of an assignment or transfer or otherwise, between or among any Loan Party and any Specified Derivatives Provider. “Specified Derivatives Provider” means any Person that (a) at the time it enters into a Specified Derivatives Contract with a Loan Party, is a Lender or an Affiliate of a Lender or (b) at the time it (or its Affiliate) becomes a Lender or the Administrative Agent (including on the Effective Date), is a party to a Specified Derivatives Contract with a Loan Party, in each case in its capacity as a party to such Specified Derivatives Contract. “Stated Amount” means the amount available to be drawn by a beneficiary under a Letter of Credit from time to time, as such amount may be increased or reduced from time to time in accordance with the terms of such Letter of Credit. “Subordinated Debt” means unsecured Indebtedness for money borrowed of the Borrower or any of its Subsidiaries that is subordinated in right of payment to the Loans and the other Guaranteed Obligations in a manner satisfactory to the Administrative Agent in its sole and absolute discretion. For the avoidance of doubt, Permitted Exchangeable Indebtedness shall not constitute Subordinated Debt. Notwithstanding anything herein to the contrary, none of Holdings or any Subsidiary thereof shall incur, Guarantee or otherwise maintain any Subordinated Debt.

NAI-5009845676v8 37 “Subsidiary” means, for any Person, any corporation, partnership, limited liability company, trust or other entity of which at least a majority of the Equity Interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other individuals performing similar functions of such corporation, partnership, limited liability company or other entity (without regard to the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person, and shall include all Persons the accounts of which are consolidated with those of such Person pursuant to GAAP. Unless explicitly set forth to the contrary, a reference to a “Subsidiary” means a direct or indirect Subsidiary of the Borrower. “Subsidiary Guaranty” means the Subsidiary Guaranty substantially in the form of Exhibit C-3 executed and delivered by the Subsidiary Guarantors on the Agreement Date, together with each joinder agreement and supplement executed and delivered in connection therewith, as the same may be amended, restated, supplemented, or otherwise modified from time to time. “Subsidiary Guarantor” means each Subsidiary Owner. “Subsidiary Owners” means, collectively, each Initial Subsidiary Owner and each Additional Subsidiary Owner. “Substantial Amount” means, at the time of determination thereof, an amount in excess of 25% of total consolidated assets (exclusive of depreciation) at such time of the Borrower and its Subsidiaries determined on a consolidated basis. “Swap Obligation” means, with respect to any Loan Party, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act. Notwithstanding anything to the contrary in the foregoing, any Permitted Bond Hedge Transaction, any Permitted Warrant Transaction, any Permitted Corresponding Swap Transaction, and any obligations thereunder, in each case, shall not constitute “Swap Obligations”. “Syndication Agent” has the meaning set forth in the introductory paragraph hereof. “Tangible Net Worth” means, as of any date of determination, the stockholders’ equity of the Borrower and its Subsidiaries determined on a consolidated basis (which, in the case of any Subsidiary that is not a Wholly Owned Subsidiary, shall be limited to the Borrower’s Ownership Share of such Subsidiary) plus accumulated depreciation and amortization, minus (to the extent included when determining stockholders’ equity of the Borrower and its consolidated Subsidiaries): (a) the amount of any write-up in the book value of any assets reflected in any balance sheet resulting from revaluation thereof or any write up in excess of the cost of such assets acquired, and (b) the aggregate of all amounts appearing on the assets side of any such balance sheet for franchises, licenses, permits, patents, patent applications, copyrights, trademarks, service marks, trade names, goodwill, treasury stock, experimental or organizational expenses and other like assets which would be classified as intangible assets under GAAP (other than amounts related to the purchase price of a real property that have been allocated to lease intangibles), all determined on a consolidated basis. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, fines, additions to tax or penalties applicable thereto. “Term SOFR” means, for any calculation, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Term SOFR Determination Day”) that is two

NAI-5009845676v8 38 (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (Eastern time) on any Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Term SOFR Determination Day. If Term SOFR as so determined shall ever be less than the Floor, then Term SOFR shall be deemed to be the Floor. “Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion). “Term SOFR Loan” means any Loan bearing interest at a rate based on Term SOFR. “Term SOFR Reference Rate” means the forward-looking term rate based on SOFR. “Title Insurance Company” means a title company reasonably acceptable to the Administrative Agent. “Title Policy” means, with respect to each Collateral Property, an ALTA standard form title insurance policy (or, if such form is not available, an equivalent, legally promulgated form of mortgagee title insurance policy reasonably acceptable to the Administrative Agent) issued by a Title Insurance Company (with such co-insurance or reinsurance as the Administrative Agent may require) in an amount as the Administrative Agent may reasonably require based on the Appraised Value of such Collateral Property insuring the priority of the Security Instrument thereon and that the applicable Subsidiary Owner holds marketable or indefeasible (with respect to Texas) fee simple (or leasehold, if applicable) title to such Collateral Property, subject only to encumbrances reasonably acceptable to the Administrative Agent and which shall not contain standard exceptions for mechanics liens, persons in occupancy (other than tenants as tenants only under tenant leases with no rights of purchase) or matters which would be shown by a survey, shall not insure over any matter except to the extent that any such affirmative insurance is acceptable to the Administrative Agent in its reasonable discretion, and shall contain such endorsements and affirmative insurance as the Administrative Agent may reasonably require to the extent available in the jurisdiction in which such Collateral Property is located, including, but not limited to, an aggregation endorsement as and to the extent available in the jurisdiction in which such Collateral Property is located. “Titled Agent” has the meaning given that term in Section 12.9. “Total Asset Value” means, at a given time, the sum (without duplication) of all of the following of the Borrower and its Subsidiaries determined on a consolidated basis: (a) cash and Cash Equivalents (other than tenant deposits, Impinged Rent and other cash and Cash Equivalents the disposition of which is restricted in any way but including (x) fully refundable earnest money deposits associated with potential acquisitions and (y) Unrestricted 1031 Cash); plus (b) the sum of the Minimum Property Value of all Properties; plus (c) the purchase price paid by the Borrower or any Subsidiary (less any amounts paid to the Borrower or such Subsidiary as a purchase price adjustment, held in escrow, retained as a contingency reserve, or in connection with other similar arrangements) for any Property acquired by the Borrower or such Subsidiary during the four consecutive fiscal quarters most recently ended; plus (d) the GAAP book value of all Development Properties; plus (e) the GAAP book value of Unimproved Land; provided that to the extent the combined value of clauses (d) and (e) above exceeds 10.0% of Total Asset Value, such excess

NAI-5009845676v8 39 shall be excluded. The Borrower’s Ownership Share of assets held by Unconsolidated Affiliates (excluding assets of the type described in the immediately preceding clause (a)) shall be included in the calculation of Total Asset Value consistent with the above described treatment for assets owned by the Borrower or a Subsidiary. For purposes of determining Total Asset Value: (i) Net Operating Income from Development Properties, Properties disposed of by the Borrower or any Subsidiary during the fiscal quarter most recently ended and Properties acquired by the Borrower or any Subsidiary during the four consecutive fiscal quarters most recently ended, in each case, shall be excluded from the immediately preceding clause (b); (ii) to the extent the amount of Total Asset Value attributable to Properties leased pursuant to ground leases would exceed 10.0% of Total Asset Value, such excess shall be excluded; (iii) to the extent the amount of Total Asset Value attributable Borrower’s Ownership Share of assets held by Unconsolidated Affiliates would exceed 20.0% of Total Asset Value, such excess shall be excluded; and (iv) the value and Net Operating Income of any Property for which a Casualty/Condemnation Event has occurred with respect to such Property which has not been fully restored and paid for in full will be adjusted to factor any loss of income and/or value resulting from such Casualty/Condemnation Event. To the extent that the amount of Total Asset Value attributable to Properties for which the Minimum Property Value is determined pursuant to clause (b)(ii) of the definition of Minimum Property Value exceeds 25.0% of Total Asset Value, such excess shall be excluded. “Total Indebtedness” means, as to any Person as of a given date and without duplication: (a) all Indebtedness of such Person and its Subsidiaries determined on a consolidated basis and (b) such Person’s Ownership Share of the Indebtedness of any Unconsolidated Affiliate of such Person. “Triple Net Lease” means a lease for which a tenant pays a “base” or “fixed” rent plus tenant’s share of operating expenses, real estate taxes, and other pass-through components. “Type” with respect to any Revolving Loan, refers to whether such Loan or portion thereof is a SOFR Loan or a Base Rate Loan. “UCC” means the Uniform Commercial Code as in effect in any applicable jurisdiction. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “Unaffected Collateral Property Availability” means the then Collateral Property Availability minus the Collateral Property Availability attributable to the Affected Collateral Properties. “Unconsolidated Affiliate” means, with respect to any Person, any other Person in whom such Person holds an Investment, which Investment is accounted for in the financial statements of such Person on an equity basis of accounting and whose financial results would not be consolidated under GAAP with the financial results of such Person on the consolidated financial statements of such Person.

NAI-5009845676v8 40 “Unimproved Land” means land on which no development (other than improvements that are not material and are temporary in nature) has occurred. “United States” means the United States of America. “United States Person” means any United States citizen, lawful permanent resident, entity organized under the laws of the United States or any jurisdiction within the United States, including any foreign branch of any such entity, or any Person in the United States. “Unrestricted 1031 Cash” means the aggregate amount of cash of the Borrower, each Guarantor and each Subsidiary that is held in escrow in connection with the completion of “like-kind” exchanges being effected in accordance with Section 1031 of the Internal Revenue Code. “Unsecured Indebtedness” means, with respect to a Person, Indebtedness of such Person that is not Secured Indebtedness and, in the case of the Borrower, shall include (without duplication) the Unsecured Indebtedness of the Borrower’s Subsidiaries and the Borrower’s Ownership Share of the Unsecured Indebtedness of its Unconsolidated Affiliates; provided, however, that any Indebtedness that is secured only by a pledge of Equity Interests shall be deemed to be Unsecured Indebtedness. For the avoidance of doubt, regardless of whether the Post-Closing Mortgage Collateral Requirement shall have been satisfied, no Obligations shall be deemed to be Unsecured Indebtedness. “U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Internal Revenue Code. “U.S. Tax Compliance Certificate” has the meaning assigned to such term in Section 3.10.(g)(ii)(B)(III). “Wells Fargo” means Wells Fargo Bank, National Association, and its successors and assigns. “Wholly Owned Subsidiary” means any Subsidiary of a Person in respect of which all of the Equity Interests (other than, in the case of a corporation, directors’ qualifying shares) are at the time directly or indirectly owned and controlled by such Person or one or more other Subsidiaries of such Person or by such Person and one or more other Subsidiaries of such Person. “Withdrawal Liability” means any liability as a result of a complete or partial withdrawal from a Multiemployer Plan as such terms are defined in Part I of Subtitle E of Title IV of ERISA. “Withholding Agent” means (a) the Borrower, (b) any other Loan Party and (c) the Administrative Agent, as applicable. “Write-Down and Conversion Powers” means (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail- In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability

NAI-5009845676v8 41 arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. Section 1.2 General; References to Central Time. Unless otherwise indicated, all accounting terms, ratios and measurements shall be interpreted or determined in accordance with GAAP as in effect as of the Agreement Date; provided that, if at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrower or the Requisite Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the appropriate Lenders pursuant to Section 13.6.); provided, further, that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Borrower shall provide to the Administrative Agent and the Lenders financial statements or other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP. Notwithstanding the preceding sentence, (A) the calculation of liabilities shall not include any fair value adjustments to the carrying value of liabilities to record such liabilities at fair value pursuant to electing the fair value option election under FASB ASC 825-10-25 (formerly known as FAS 159, The Fair Value Option for Financial Assets and Financial Liabilities) or other FASB standards allowing entities to elect fair value option for financial liabilities, (B) all obligations of any Person that are or would have been treated as operating leases for purposes of GAAP prior to the effectiveness of FASB ASC 842 shall continue to be accounted for as operating leases for purposes of all financial definitions and calculations for purpose of this Agreement (whether or not such operating lease obligations were in effect on such date) and shall not constitute Capitalized Lease Obligations hereunder, notwithstanding the fact that such obligations are required in accordance with FASB ASC 842 (on a prospective or retroactive basis or otherwise) to be treated as Capitalized Lease Obligations in the financial statements, and (C) all financial statements delivered to the Administrative Agent hereunder shall contain a schedule showing the modifications necessary to reconcile the adjustments made pursuant to clause (B) above with such financial statements. References in this Agreement to “Sections”, “Articles”, “Exhibits” and “Schedules” are to sections, articles, exhibits and schedules herein and hereto unless otherwise indicated. References in this Agreement to any document, instrument or agreement (a) shall include all exhibits, schedules and other attachments thereto, (b) except as expressly provided otherwise in any Loan Document, shall include all documents, instruments or agreements issued or executed in replacement thereof, to the extent permitted hereby and (c) shall mean such document, instrument or agreement, or replacement or predecessor thereto, as amended, supplemented, restated or otherwise modified from time to time to the extent not otherwise stated herein or prohibited hereby and in effect at any given time. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter. Except as expressly provided otherwise in any Loan Document, (i) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified, extended, restated, replaced or supplemented from time to time, (ii) the word “or” shall not be exclusive and shall have the inclusive meaning of “and/or”, (iii) any reference to any Person shall be construed to include such Person’s permitted successors and permitted assigns, (iv) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights, (v) the term

NAI-5009845676v8 42 “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form, and (vi) in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including”. Titles and captions of Articles, Sections, subsections and clauses in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement. Unless otherwise indicated, all references to time are references to Central time daylight or standard, as applicable. Section 1.3 Financial Attributes of Non-Wholly Owned Subsidiaries. When determining compliance by Parent or the Borrower with any financial covenant contained in any of the Loan Documents (a) only the Ownership Share of the Parent or the Borrower, as applicable, of the financial attributes (including, for the avoidance of doubt, items of income or expense and Indebtedness) of a Subsidiary that is not a Wholly Owned Subsidiary shall be included and (b) the Parent’s Ownership Share of the Borrower shall be deemed to be 100.0%. Section 1.4 Rates. The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, (a) the continuation of, administration of, submission of, calculation of or any other matter related to Daily Simple SOFR, SOFR, the Term SOFR Reference Rate or Term SOFR, or any component definition thereof or rates referred to in the definition thereof, or with respect to any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement), as it may or may not be adjusted pursuant to Section 2.5.(c), will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, Daily Simple SOFR, SOFR, the Term SOFR Reference Rate, Term SOFR or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Administrative Agent and its Affiliates or other related entities may engage in transactions that affect the calculation of Daily Simple SOFR, SOFR, the Term SOFR Reference Rate, or Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto and such transactions may be adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain Daily Simple SOFR, SOFR, the Term SOFR Reference Rate, or Term SOFR, or any other Benchmark, any component definition thereof or rates referred to in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. Section 1.5 Divisions. For all purposes under the Loan Documents, in connection with any division or Plan of Division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.

NAI-5009845676v8 43 Article II.CREDIT FACILITY Section 2.1 Revolving Loans. (a) Making of Revolving Loans. Subject to the terms and conditions set forth in this Agreement, including without limitation, Section 2.16., each Revolving Lender severally and not jointly agrees to make Revolving Loans denominated in Dollars to the Borrower during the period from and including the Effective Date to but excluding the Revolving Termination Date, in an aggregate principal amount at any one time outstanding up to, but not exceeding, the lesser of (i) the amount of such Revolving Lender’s Revolving Commitment and (ii) such Revolving Lender’s Revolving Commitment Percentage of the then Collateral Property Availability. Each borrowing of Revolving Loans that are to be (i) Base Rate Loans shall be in an aggregate minimum amount of $5,000,000 and integral multiples of $1,000,000 in excess thereof and (ii) SOFR Loans shall be in an aggregate minimum amount of $5,000,000 and integral multiples of $1,000,000 in excess thereof. Notwithstanding the immediately preceding two sentences but subject to Section 2.16., a borrowing of Revolving Loans may be in the aggregate amount of the unused Revolving Commitments or the aggregate amount of the unused Collateral Property Availability, as then applicable pursuant to the terms of this Agreement. Within the foregoing limits and subject to the terms and conditions of this Agreement, the Borrower may borrow, repay and reborrow Revolving Loans. (b) Requests for Revolving Loans. Not later than 11:00 a.m. Central time (i) on the date of a borrowing of Revolving Loans that are to be Base Rate Loans, (ii) on the date of a borrowing of Revolving Loans that are to be Daily Simple SOFR Loans and (iii) at least three (3) U.S. Government Securities Business Days prior to a borrowing of Revolving Loans that are to be Term SOFR Loans, the Borrower shall deliver to the Administrative Agent a Notice of Borrowing. Each Notice of Borrowing shall specify the aggregate principal amount of the Revolving Loans to be borrowed, the date such Revolving Loans are to be borrowed (which must be a Business Day), the Type of the requested Revolving Loans, and if such Revolving Loans are to be Term SOFR Loans, the initial Interest Period for such Revolving Loans. Each Notice of Borrowing shall be irrevocable once given and binding on the Borrower. Prior to delivering a Notice of Borrowing, the Borrower may (without specifying whether a Revolving Loan will be a Base Rate Loan, Daily Simple SOFR Loan or Term SOFR Loan) request that the Administrative Agent provide the Borrower with the most recent SOFR and Term SOFR available to the Administrative Agent. The Administrative Agent shall provide such quoted rate to the Borrower on the date of such request or as soon as possible thereafter. (c) Funding of Revolving Loans. Promptly after receipt of a Notice of Borrowing under the immediately preceding subsection (b), the Administrative Agent shall notify each Revolving Lender of the proposed borrowing. Each Revolving Lender shall deposit an amount equal to the Revolving Loan to be made by such Revolving Lender to the Borrower with the Administrative Agent at the Principal Office, in immediately available funds not later than 11:00 a.m. Central time on the date of such proposed Revolving Loans. Subject to fulfillment of all applicable conditions set forth herein, the Administrative Agent shall make available to the Borrower in the account specified in the Disbursement Instruction Agreement, not later than 2:00 p.m. Central time on the date of the requested borrowing of Revolving Loans, the proceeds of such amounts received by the Administrative Agent. (d) Assumptions Regarding Funding by Revolving Lenders. With respect to Revolving Loans to be made after the Effective Date, unless the Administrative Agent shall have been notified by any Revolving Lender that such Revolving Lender will not make available to the Administrative Agent a Revolving Loan to be made by such Revolving Lender in connection with any borrowing, the Administrative Agent may assume that such Revolving Lender will make the proceeds of such Revolving Loan available to the Administrative Agent in accordance with this Section, and the Administrative Agent may (but shall not be obligated to), in reliance upon such assumption, make available to the Borrower the

NAI-5009845676v8 44 amount of such Revolving Loan to be provided by such Revolving Lender. In such event, if such Revolving Lender does not make available to the Administrative Agent the proceeds of such Revolving Loan, then such Revolving Lender and the Borrower severally agree to pay to the Administrative Agent on demand the amount of such Revolving Loan with interest thereon, for each day from and including the date such Revolving Loan is made available to the Borrower but excluding the date of payment to the Administrative Agent, at (i) in the case of a payment to be made by such Revolving Lender, the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation and (ii) in the case of a payment to be made by the Borrower, the interest rate applicable to Base Rate Loans. If the Borrower and such Revolving Lender shall pay the amount of such interest to the Administrative Agent for the same or overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Revolving Lender pays to the Administrative Agent the amount of such Revolving Loan, the amount so paid shall constitute such Revolving Lender’s Revolving Loan included in the borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Revolving Lender that shall have failed to make available the proceeds of a Revolving Loan to be made by such Revolving Lender. Section 2.2 [Intentionally Omitted.] Section 2.3 [Intentionally Omitted.] Section 2.4 Letters of Credit. (a) Letters of Credit. Subject to the terms and conditions of this Agreement, including without limitation, Section 2.16., the Issuing Banks, on behalf of the Revolving Lenders, agree to issue for the account of the Borrower during the period from and including the Effective Date to, but excluding, the date 30 days prior to the Revolving Termination Date, one or more standby letters of credit (each a “Letter of Credit”) denominated in Dollars up to a maximum aggregate Stated Amount at any one time outstanding not to exceed $20,000,000 as such amount may be reduced from time to time in accordance with the terms hereof (the “L/C Commitment Amount”); provided, however, that an Issuing Bank shall not be obligated to issue any Letter of Credit if after giving effect to such issuance, the aggregate Stated Amounts of Letters of Credit issued by such Issuing Bank and then outstanding would exceed one-half of the L/C Commitment Amount (or, if at the time of any such issuance there are three or more Issuing Banks, the quotient of the L/C Commitment Amount divided by the number of Issuing Banks at such time). (b) Terms of Letters of Credit. At the time of issuance, the amount, form, terms and conditions of each Letter of Credit, and of any drafts or acceptances thereunder, shall be subject to the approval of the applicable Issuing Bank and the Borrower. Notwithstanding the foregoing, in no event may (i) the expiration date of any Letter of Credit extend beyond the date that is 30 days prior to the Revolving Termination Date, or (ii) any Letter of Credit have a duration in excess of one year; provided, however, a Letter of Credit may (A) contain a provision providing for the automatic extension of the expiration date in the absence of a notice of non-renewal from the applicable Issuing Bank but in no event shall any such provision permit the extension of the current expiration date of such Letter of Credit beyond the earlier of (x) the date that is 30 days prior to the Revolving Termination Date and (y) the date one year after the current expiration date and/or (B) extend up to one year beyond the Revolving Termination Date; provided that not later than 30 days prior to the Revolving Termination Date, such Letter of Credit is fully Cash Collateralized and the Borrower has delivered to the Administrative Agent a reimbursement agreement and such other documentation as the Administrative Agent and/or the applicable Issuing Bank may reasonably require (each, an “Extended Letter of Credit”). The initial Stated Amount of each Letter of Credit shall be at least $50,000 (or such lesser amount as may be acceptable to the applicable Issuing Bank, the Administrative Agent and the Borrower).

NAI-5009845676v8 45 (c) Requests for Issuance of Letters of Credit. The Borrower shall give the Issuing Bank it desires to issue a Letter of Credit and the Administrative Agent written notice at least 5 Business Days prior to the requested date of issuance of such Letter of Credit (or such shorter notice as may be acceptable to the Administrative Agent and such Issuing Bank), such notice to describe in reasonable detail the proposed terms of such Letter of Credit and the nature of the transactions or obligations proposed to be supported by such Letter of Credit, and in any event shall set forth with respect to such Letter of Credit the proposed (i) initial Stated Amount, (ii) beneficiary, and (iii) expiration date. The Borrower shall also execute and deliver such customary applications and agreements for standby letters of credit, and other forms as requested from time to time by the applicable Issuing Bank. Provided the Borrower has given the notice prescribed by the first sentence of this subsection and delivered such applications and agreements referred to in the preceding sentence, subject to the other terms and conditions of this Agreement, including the satisfaction of any applicable conditions precedent set forth in Section 6.2., the applicable Issuing Bank shall issue the requested Letter of Credit on the requested date of issuance for the benefit of the stipulated beneficiary but in no event prior to the date 5 Business Days following the date after which such Issuing Bank has received all of the items required to be delivered to it under this subsection (or such earlier date as may be acceptable to the Administrative Agent and such Issuing Bank). An Issuing Bank shall not at any time be obligated to issue any Letter of Credit if such issuance would conflict with, or cause such Issuing Bank or any Revolving Lender to exceed any limits imposed by, any Applicable Law or such issuance would violate one or more policies of such Issuing Bank applicable to letters of credit generally. References herein to “issue” and derivations thereof with respect to Letters of Credit shall also include extensions or modifications of any outstanding Letters of Credit, unless the context otherwise requires. Upon the written request of the Borrower, an Issuing Bank shall deliver to the Borrower a copy of each Letter of Credit issued by such Issuing Bank within a reasonable time after the date of issuance thereof. To the extent any term of a Letter of Credit Document (excluding any certificate or other document presented by a beneficiary in connection with a drawing under such Letter of Credit) is inconsistent with a term of any Loan Document, the term of such Loan Document shall control. The Borrower shall examine the copy of any Letter of Credit or any amendment to a Letter of Credit that is delivered to it by the applicable Issuing Bank and, in the event of any claim of noncompliance with the Borrower’s instructions or other irregularity, the Borrower will promptly (but in any event, within 5 Business Days after the later of (x) receipt by the beneficiary of such Letter of Credit of the original of, or amendment to, such Letter of Credit, as applicable and (y) receipt by the Borrower of a copy of such Letter of Credit or amendment, as applicable) notify such Issuing Bank. The Borrower shall be conclusively deemed to have waived any such claim against the applicable Issuing Bank and its correspondents unless such notice is given as aforesaid. (d) Reimbursement Obligations. Upon receipt by an Issuing Bank from the beneficiary of a Letter of Credit issued by such Issuing Bank of any demand for payment under such Letter of Credit and such Issuing Bank’s determination that such demand for payment complies with the requirements of such Letter of Credit, such Issuing Bank shall promptly notify the Borrower and the Administrative Agent of the amount to be paid by such Issuing Bank as a result of such demand and the date on which payment is to be made by such Issuing Bank to such beneficiary in respect of such demand; provided, however, that an Issuing Bank’s failure to give, or delay in giving, such notice shall not discharge the Borrower in any respect from the applicable Reimbursement Obligation. The Borrower hereby absolutely, unconditionally and irrevocably agrees to pay and reimburse each Issuing Bank for the amount of each demand for payment under each Letter of Credit issued by such Issuing Bank at or prior to the date on which payment is to be made by such Issuing Bank to the beneficiary thereunder, without presentment, demand, protest or other formalities of any kind. Upon receipt by an Issuing Bank of any payment in respect of any Reimbursement Obligation owing with respect to a Letter of Credit issued by such Issuing Bank, such Issuing Bank shall promptly pay to the Administrative Agent for the account of each Revolving Lender that has acquired a participation therein under the second sentence of the immediately following subsection (i) such Revolving Lender’s Revolving Commitment Percentage of such payment.

NAI-5009845676v8 46 (e) Manner of Reimbursement. Upon its receipt of a notice referred to in the immediately preceding subsection (d), the Borrower shall advise the Administrative Agent and the applicable Issuing Bank whether or not the Borrower intends to borrow hereunder to finance its obligation to reimburse such Issuing Bank for the amount of the related demand for payment and, if it does, the Borrower shall submit a timely request for such borrowing as provided in the applicable provisions of this Agreement. If the Borrower fails to so advise the Administrative Agent and the applicable Issuing Bank, or if the Borrower fails to reimburse the applicable Issuing Bank for a demand for payment under a Letter of Credit by the date of such payment, the failure of which the applicable Issuing Bank shall promptly notify the Administrative Agent, then (i) if the applicable conditions contained in Article VI. would permit the making of Revolving Loans, the Borrower shall be deemed to have requested a borrowing of Revolving Loans (which shall be Base Rate Loans) in an amount equal to the unpaid Reimbursement Obligation and the Administrative Agent shall give each Revolving Lender prompt notice of the amount of the Revolving Loan to be made available to the Administrative Agent not later than 12:00 noon Central time and (ii) if such conditions would not permit the making of Revolving Loans, the provisions of subsection (j) of this Section shall apply. The limitations set forth in the second sentence of Section 2.1.(a) shall not apply to any borrowing of Base Rate Loans under this subsection. (f) Effect of Letters of Credit on Revolving Commitments. Upon the issuance by an Issuing Bank of a Letter of Credit and until such Letter of Credit shall have expired or been cancelled, the Revolving Commitment of each Revolving Lender shall be deemed to be utilized for all purposes of this Agreement in an amount equal to the product of (i) such Revolving Lender’s Revolving Commitment Percentage and (ii) (A) the Stated Amount of such Letter of Credit plus (B) any related Reimbursement Obligations then outstanding. (g) Issuing Banks’ Duties Regarding Letters of Credit; Unconditional Nature of Reimbursement Obligations. In examining documents presented in connection with drawings under Letters of Credit and making payments under Letters of Credit issued by an Issuing Bank against such documents, such Issuing Bank shall only be required to use the same standard of care as it uses in connection with examining documents presented in connection with drawings under letters of credit in which it has not sold participations and making payments under such letters of credit. The Borrower assumes all risks of the acts and omissions of, or misuse of the Letters of Credit by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, none of the Administrative Agent, any of the Issuing Banks or any of the Revolving Lenders shall be responsible for, and the Borrower’s obligations in respect of Letters of Credit shall not be affected in any manner by, (i) the form, validity, sufficiency, accuracy, genuineness or legal effects of any document submitted by any party in connection with the application for and issuance of or any drawing honored under any Letter of Credit even if such document should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit, or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) failure of the beneficiary of any Letter of Credit to comply fully with conditions required in order to draw upon such Letter of Credit; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telex, telecopy, electronic mail or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit, or of the proceeds thereof; (vii) the misapplication by the beneficiary of any Letter of Credit or of the proceeds of any drawing under any Letter of Credit; or (viii) any consequences arising from causes beyond the control of the Issuing Banks, the Administrative Agent or the Revolving Lenders. None of the above shall affect, impair or prevent the vesting of any of the Issuing Bank’s, the Administrative Agent’s or any Revolving Lender’s rights or powers hereunder. Any action taken or omitted to be taken by an Issuing Bank under or in connection with any Letter of Credit issued by such Issuing Bank, if taken or omitted in the absence of gross negligence or willful misconduct (as determined by a court of competent

NAI-5009845676v8 47 jurisdiction in a final, non-appealable judgment), shall not create against such Issuing Bank any liability to the Borrower, the Administrative Agent or any Lender. In this connection, the obligation of the Borrower to reimburse an Issuing Bank for any drawing made under any Letter of Credit issued by such Issuing Bank, and to repay any Revolving Loan made pursuant to the second sentence of the immediately preceding subsection (e), shall be absolute, unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement and any other applicable Letter of Credit Document under all circumstances whatsoever, including without limitation, the following circumstances: (A) any lack of validity or enforceability of any Letter of Credit Document or any term or provisions therein; (B) any amendment or waiver of or any consent to departure from all or any of the Letter of Credit Documents; (C) the existence of any claim, setoff, defense or other right which the Borrower may have at any time against such Issuing Bank, any other Issuing Bank, the Administrative Agent, any Lender, any beneficiary of a Letter of Credit or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or in the Letter of Credit Documents or any unrelated transaction; (D) any breach of contract or dispute between the Borrower, the Issuing Bank, the Administrative Agent, any Lender or any other Person; (E) any demand, statement or any other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein or made in connection therewith being untrue or inaccurate in any respect whatsoever; (F) any non-application or misapplication by the beneficiary of a Letter of Credit or of the proceeds of any drawing under such Letter of Credit; (G) payment by such Issuing Bank under any Letter of Credit against presentation of a draft or certificate which does not strictly comply with the terms of such Letter of Credit; and (H) any other act, omission to act, delay or circumstance whatsoever that might, but for the provisions of this Section, constitute a legal or equitable defense to or discharge of, or provide a right of setoff against, the Borrower’s Reimbursement Obligations. Notwithstanding anything to the contrary contained in this Section or Section 13.9., but not in limitation of the Borrower’s unconditional obligation to reimburse an Issuing Bank for any drawing made under a Letter of Credit as provided in this Section and to repay any Revolving Loan made pursuant to the second sentence of the immediately preceding subsection (e), the Borrower shall have no obligation to indemnify the Administrative Agent, any Issuing Bank or any Lender in respect of any liability incurred by the Administrative Agent, such Issuing Bank or such Lender arising solely out of the gross negligence or willful misconduct of the Administrative Agent, such Issuing Bank or such Lender in respect of a Letter of Credit as determined by a court of competent jurisdiction in a final, non-appealable judgment. Except as otherwise provided in this Section, nothing in this Section shall affect any rights the Borrower may have with respect to the gross negligence or willful misconduct of the Administrative Agent, any Issuing Bank or any Lender with respect to any Letter of Credit. (h) Amendments, Etc. The issuance by an Issuing Bank of any amendment, supplement or other modification to any Letter of Credit issued by such Issuing Bank shall be subject to the same conditions applicable under this Agreement to the issuance of new Letters of Credit (including, without limitation, that the request therefor be made through the applicable Issuing Bank and the Administrative Agent), and no such amendment, supplement or other modification shall be issued unless either (i) the respective Letter of Credit affected thereby would have complied with such conditions had it originally been issued hereunder in such amended, supplemented or modified form or (ii) the Administrative Agent and the Revolving Lenders, if any, required by Section 13.6. shall have consented thereto. In connection with any such amendment, supplement or other modification, the Borrower shall pay the fees, if any, payable under the last sentence of Section 3.5.(c). (i) Revolving Lenders’ Participation in Letters of Credit. Immediately upon the issuance by an Issuing Bank of any Letter of Credit each Revolving Lender shall be deemed to have absolutely, irrevocably and unconditionally purchased and received from such Issuing Bank, without recourse or warranty, an undivided interest and participation to the extent of such Revolving Lender’s Revolving Commitment Percentage of the liability of such Issuing Bank with respect to such Letter of Credit and each Revolving Lender thereby shall absolutely, unconditionally and irrevocably assume, as primary obligor and

NAI-5009845676v8 48 not as surety, and shall be unconditionally obligated to such Issuing Bank to pay and discharge when due, such Revolving Lender’s Revolving Commitment Percentage of such Issuing Bank’s liability under such Letter of Credit. In addition, upon the making of each payment by a Revolving Lender to the Administrative Agent for the account of an Issuing Bank in respect of any Letter of Credit issued by it pursuant to the immediately following subsection (j), such Revolving Lender shall, automatically and without any further action on the part of such Issuing Bank, the Administrative Agent or such Revolving Lender, acquire (i) a participation in an amount equal to such payment in the Reimbursement Obligation owing to such Issuing Bank by the Borrower in respect of such Letter of Credit and (ii) a participation in a percentage equal to such Revolving Lender’s Revolving Commitment Percentage in any interest or other amounts payable by the Borrower in respect of such Reimbursement Obligation (other than the Fees payable to such Issuing Bank pursuant to the last sentence of Section 3.5.(c)). (j) Payment Obligation of Revolving Lenders. Each Revolving Lender severally agrees to pay to the Administrative Agent, for the account of an Issuing Bank, on demand in immediately available funds in Dollars the amount of such Revolving Lender’s Revolving Commitment Percentage of each drawing paid by such Issuing Bank under each Letter of Credit issued by it to the extent such amount is not reimbursed by the Borrower pursuant to the immediately preceding subsection (d); provided, however, that in respect of any drawing under any Letter of Credit, the maximum amount that any Revolving Lender shall be required to fund, whether as a Revolving Loan or as a participation, shall not exceed such Revolving Lender’s Revolving Commitment Percentage of such drawing except as otherwise provided in Section 3.9.(d). If the notice referenced in the second sentence of Section 2.4.(e) is received by a Revolving Lender not later than 11:00 a.m. Central time, then such Lender shall make such payment available to the Administrative Agent not later than 2:00 p.m. Central time on the date of demand therefor; otherwise, such payment shall be made available to the Administrative Agent not later than 1:00 p.m. Central time on the next succeeding Business Day. Each Revolving Lender’s obligation to make such payments to the Administrative Agent under this subsection, and the Administrative Agent’s right to receive the same for the account of the applicable Issuing Bank, shall be absolute, irrevocable and unconditional and shall not be affected in any way by any circumstance whatsoever, including without limitation, (i) the failure of any other Revolving Lender to make its payment under this subsection, (ii) the financial condition of the Borrower or any other Loan Party, (iii) the existence of any Default or Event of Default, including any Event of Default described in Section 11.1.(e) or (f), (iv) the termination of the Revolving Commitments or (v) the delivery of Cash Collateral in respect of any Extended Letter of Credit. Each such payment to the Administrative Agent for the account of the applicable Issuing Bank shall be made without any offset, abatement, withholding or deduction whatsoever. (k) Information to Revolving Lenders. Promptly following any change in Letters of Credit outstanding issued by an Issuing Bank, such Issuing Bank shall provide to the Administrative Agent, which shall promptly provide the same to each Revolving Lender and the Borrower, a notice describing the aggregate amount of all Letters of Credit issued by such Issuing Bank outstanding at such time. Upon the request of the Administrative Agent from time to time, an Issuing Bank shall deliver any other information reasonably requested by the Administrative Agent (or a Revolving Lender through the Administrative Agent) with respect to such Letter of Credit that is the subject of the request. Other than as set forth in this subsection, the Issuing Banks and the Administrative Agent shall have no duty to notify the Lenders regarding the issuance or other matters regarding Letters of Credit issued hereunder. The failure of any Issuing Bank or the Administrative Agent to perform its requirements under this subsection shall not relieve any Revolving Lender from its obligations under the immediately preceding subsection (j). Section 2.5 Changed Circumstances. (a) Circumstances Affecting Benchmark Availability. Subject to clause (c) below, in connection with any request for a SOFR Loan or a conversion to or continuation thereof or otherwise, if for

NAI-5009845676v8 49 any reason (i) the Administrative Agent shall determine (which determination shall be conclusive and binding absent manifest error) that reasonable and adequate means do not exist for ascertaining Daily Simple SOFR pursuant to the definition thereof or Term SOFR pursuant to the definition thereof with respect to a proposed Term SOFR Loan on or prior to the first day of the applicable Interest Period or (ii) the Requisite Lenders shall determine (which determination shall be conclusive and binding absent manifest error) that Daily Simple SOFR or Term SOFR, as applicable, does not adequately and fairly reflect the cost to such Lenders of making or maintaining any such Loan during, with respect to Term SOFR, such Interest Period and, in the case of clause (ii), the Requisite Lenders have provided notice of such determination to the Administrative Agent, then, in each case, the Administrative Agent shall promptly give notice thereof to the Borrower. Upon notice thereof by the Administrative Agent to the Borrower, any obligation of the Lenders to make SOFR Loans, and any right of the Borrower to convert any Loan to or continue any Loan as a SOFR Loan, shall be suspended (to the extent of the affected SOFR Loans or the affected Interest Periods) until the Administrative Agent (with respect to clause (ii), at the instruction of the Requisite Lenders) revokes such notice. Upon receipt of such notice, (A) the Borrower may revoke any pending request for a borrowing of, conversion to or continuation of SOFR Loans (to the extent of the affected SOFR Loans or the affected Interest Periods) or, failing that, the Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans in the amount specified therein and (B) any outstanding affected SOFR Loans will be deemed to have been converted into Base Rate Loans (I) with respect to any Daily Simple SOFR Loans, immediately and (II) with respect to any Term SOFR Loans, at the end of the applicable Interest Period. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 5.4. (b) Laws Affecting SOFR Availability. If, after the date hereof, the introduction of, or any change in, any Applicable Law or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any of the Lenders (or any of their respective Lending Offices) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, shall make it unlawful or impossible for any of the Lenders (or any of their respective Lending Offices) to honor its obligations hereunder to make or maintain any SOFR Loan, or to determine or charge interest based upon SOFR, Daily Simple SOFR, the Term SOFR Reference Rate, or Term SOFR, such Lender shall promptly give notice thereof to the Administrative Agent and the Administrative Agent shall promptly give notice to the Borrower and the other Lenders (an “Illegality Notice”). Thereafter, until each affected Lender notifies the Administrative Agent and the Administrative Agent notifies the Borrower that the circumstances giving rise to such determination no longer exist, (i) any obligation of the Lenders to make Daily Simple SOFR Loans or Term SOFR Loans, as applicable, and any right of the Borrower to convert any Loan to a Daily Simple SOFR Loan or a Term SOFR Loan, as applicable, shall be suspended and (ii) if necessary to avoid such illegality, the Administrative Agent shall compute the Base Rate without reference to clause (c) of the definition of “Base Rate”. Upon receipt of an Illegality Notice, the Borrower shall, if necessary to avoid such illegality, upon demand from any Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all affected SOFR Loans to Base Rate Loans (in each case, if necessary to avoid such illegality, the Administrative Agent shall compute the Base Rate without reference to clause (c) of the definition of “Base Rate”) (A) with respect to any Daily Simple SOFR Loans, on the date interest is due therefor and (B) with respect to any Term SOFR Loans, on the last day of the Interest Period therefor, if all affected Lenders may lawfully continue to maintain such SOFR Loans to such day, or immediately, if any Lender may not lawfully continue to maintain such SOFR Loans to such day. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 5.4. (c) Benchmark Replacement Setting.

NAI-5009845676v8 50 (i) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event with respect to any Benchmark, the Administrative Agent and the Borrower may amend this Agreement to replace such Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all affected Lenders and the Borrower so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Requisite Lenders. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section 2.5.(c)(i) will occur prior to the applicable Benchmark Transition Start Date. (ii) Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (iii) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (A) the implementation of any Benchmark Replacement and (B) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Administrative Agent will promptly notify the Borrower of the removal or reinstatement of any tenor of a Benchmark pursuant to Section 2.5.(c)(iv). Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.5.(c), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.5.(c). (iv) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (A) if any then-current Benchmark is a term rate (including the Term SOFR Reference Rate) and either (1) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (2) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (B) if a tenor that was removed pursuant to clause (A) above either (1) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (2) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor.

NAI-5009845676v8 51 (v) Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a given Benchmark, (A) the Borrower may revoke any pending request for a borrowing of, conversion to or continuation of any affected SOFR Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans and (B) any outstanding affected SOFR Loans will be deemed to have been converted to Base Rate Loans (I) with respect to any Daily Simple SOFR Loans, immediately and (II) with respect to any Term SOFR Loans, at the end of the applicable Interest Period. During any Benchmark Unavailability Period with respect to any Benchmark or at any time that a tenor for any then-current Benchmark is not an Available Tenor, the component of the Base Rate based upon the then-current Benchmark that is the subject of such Benchmark Unavailability Period or such tenor for such Benchmark, as applicable, will not be used in any determination of the Base Rate. Section 2.6 Rates and Payment of Interest on Loans. (a) Rates. The Borrower promises to pay to the Administrative Agent for the account of each Lender interest on the unpaid principal amount of each Loan made by such Lender for the period from and including the date of the making of such Loan to but excluding the date such Loan shall be paid in full, at the following per annum rates: (i) during such periods as such Loan is a Base Rate Loan, at the Base Rate (as in effect from time to time), plus the Applicable Margin for Base Rate Loans; (ii) during such periods as such Loan is a Daily Simple SOFR Loan, at the Daily Simple SOFR (as in effect from time to time), plus the Applicable Margin for SOFR Loans; and (iii) during such periods as such Loan is a Term SOFR Loan, at Term SOFR for such Loan for the Interest Period therefor, plus the Applicable Margin for SOFR Loans. Notwithstanding the foregoing, at the election of the Requisite Lenders while an Event of Default exists (or automatically while an Event of Default under Sections 11.1.(a), 11.1(e) or 11.1.(f) exists), the Borrower shall pay to the Administrative Agent for the account of each Lender and the Issuing Banks, as the case may be, interest at the Post-Default Rate on the outstanding principal amount of any Loan made by such Lender, on all Reimbursement Obligations and on any other amount payable by the Borrower hereunder or under the Notes held by such Lender to or for the account of such Lender (including without limitation, accrued but unpaid interest to the extent permitted under Applicable Law). (b) Payment of Interest. All accrued and unpaid interest on the outstanding principal amount of each Loan shall be payable (i) (A) if such Loan is a Base Rate Loan or a Daily Simple SOFR Loan, monthly in arrears on the first day of each month, commencing with the first full calendar month occurring after the Effective Date or (B) if such Loan is a Term SOFR Loan, on the last day of the Interest Period applicable thereto and, if such Interest Period is longer than three months, at three month intervals following the first day of such Interest Period and (ii) on any date on which the principal balance of such Loan is due and payable in full (whether at maturity, due to acceleration or otherwise). Interest payable at the Post- Default Rate shall be payable from time to time on demand. All determinations by the Administrative Agent of an interest rate hereunder shall be conclusive and binding on the Lenders and the Borrower for all purposes, absent manifest error. (c) Borrower Information Used to Determine Applicable Interest Rates. The parties understand that the applicable interest rate for the Obligations and certain fees set forth herein may be

NAI-5009845676v8 52 determined and/or adjusted from time to time based upon certain financial ratios and/or other information to be provided or certified to the Lenders by the Borrower (the “Borrower Information”). If it is subsequently determined that any such Borrower Information was incorrect (for whatever reason, including without limitation because of a subsequent restatement of earnings by the Borrower) at the time it was delivered to the Administrative Agent, and if the applicable interest rate or fees calculated for any period were lower than they should have been had the correct information been timely provided, then, such interest rate and such fees for such period shall be automatically recalculated using correct Borrower Information. The Administrative Agent shall promptly notify the Borrower in writing of any additional interest and fees due because of such recalculation, and the Borrower shall pay such additional interest or fees due to the Administrative Agent, for the account of each Lender, within 10 Business Days of receipt of such written notice (it being understood and agreed that no Default or Event of Default shall be deemed to have occurred so long as the Borrower pays such additional interest or fees within such 10 Business Day period). Any recalculation of interest or fees required by this provision shall survive the termination of this Agreement, and, except as otherwise expressly provided in this Section 2.6(c), this provision shall not in any way limit any of the Administrative Agent’s, any Issuing Bank’s, or any Lender’s other rights under this Agreement. (d) Initial Benchmark Conforming Changes. In connection with the use or administration of any Benchmark, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. The Administrative Agent will promptly notify the Borrower and the Lenders of the effectiveness of any Conforming Changes in connection with the use or administration of any Benchmark. Section 2.7 Number of Interest Periods. There may be no more than 15 different Interest Periods for Term SOFR Loans outstanding at the same time. Section 2.8 Repayment of Loans. (a) Revolving Loans. The Borrower promises to repay the entire outstanding principal amount of, and all accrued but unpaid interest on, the Revolving Loans on the Revolving Termination Date. Section 2.9 Prepayments. (a) Optional. Subject to Section 5.4., the Borrower may prepay any Loan at any time without premium or penalty. The Borrower shall give the Administrative Agent at least (w) in the case of any Daily Simple SOFR Loan, at least three (3) U.S. Government Securities Business Days, (x) in the case of any Term SOFR Loan, at least three (3) U.S. Government Securities Business Days and (y) in the case of any other Loan, three (3) Business Days, prior written notice of the prepayment of such Loan, as applicable, (or such shorter notice as may be acceptable to the Administrative Agent). Each voluntary prepayment of Loans shall be in an aggregate minimum amount of $1,000,000 and integral multiples of $500,000 in excess thereof (or if less the remaining principal amount of the Loans). (b) Mandatory Prepayment. (i) Excess Cash. On any day that the aggregate amount of the unrestricted cash and Cash Equivalents of the Borrower and its Subsidiaries (that is not then designated for application or use and is subsequently used for such purposes within thirty (30) days thereof) exceeds $25,000,000, the Borrower shall promptly (and in any event within five (5) Business Days after

NAI-5009845676v8 53 such date) prepay the Revolving Loans (without any reduction in the Revolving Commitments), without premium or penalty, in an amount equal to such excess. (ii) Revolving Commitment Overadvance. If at any time the aggregate principal amount of all outstanding Revolving Loans and Letter of Credit Liabilities exceeds the aggregate amount of the Revolving Commitments, then the Borrower shall immediately upon demand pay to the Administrative Agent for the account of the Revolving Lenders, the amount of such excess. (iii) Collateral Property Availability Overadvance. If at any time the aggregate principal amount of all outstanding Revolving Loans and Letter of Credit Liabilities exceeds the Collateral Property Availability, then the Borrower shall within three (3) Business Days following a written request for repayment from the Administrative Agent, pay to the Administrative Agent, for the account of the Lenders, the amount of such excess. (iv) Qualified Collateral Property Sales and Qualified Collateral Property Financings. If the Borrower requests a Property Release in accordance with Section 8.15(b) in connection with the consummation of a Qualified Collateral Property Sale or a Qualified Collateral Property Financing, then, no later than the third Business Day following the date of receipt by the Borrower of the Net Cash Proceeds from such Qualified Collateral Property Sale or Qualified Collateral Property Financing, as applicable, the Borrower shall, or shall cause the applicable Subsidiary to (1) provide the Administrative Agent written notice of the receipt of such Net Cash Proceeds and (2) prepay the outstanding Revolving Loans (without any reduction in the Revolving Commitments), in an amount equal to one hundred percent (100%) of all such Net Cash Proceeds (or, solely in the case of a Qualified Collateral Property Financing secured by real property assets in addition to any Collateral Property that is the subject of a Property Release in connection with the consummation of such Qualified Collateral Property Financing, the portion of such Net Cash Proceeds fairly attributable to each such Collateral Property as approved by the Administrative Agent). (v) Casualty/Condemnation Proceeds. If any Casualty/Condemnation Event proceeds are to be assigned to the Administrative Agent in accordance with Section 8.15.(a).(ii).(D)., the Borrower or the applicable Guarantor shall (1) give the Administrative Agent written notice of the receipt of any Casualty/Condemnation Event proceeds to be assigned, and (2) prepay the outstanding Revolving Loans (without any reduction in the Revolving Commitments), in an amount equal to one hundred percent (100%) of such Casualty/Condemnation proceeds (net of any costs expended to secure such award). (vi) Application of Mandatory Prepayments. Amounts paid under the preceding subsections (i) through (v) shall be applied to pay all amounts of principal outstanding on the Revolving Loans and any Reimbursement Obligations pro rata in accordance with Section 3.2, and if any Letters of Credit are outstanding at such time, the remainder, if any, shall be deposited into the Letter of Credit Collateral Account for application to any Reimbursement Obligations. Section 2.10 Continuation. So long as no Default or Event of Default exists, the Borrower may on any Business Day, with respect to any Term SOFR Loan, elect to maintain such Term SOFR Loan or any portion thereof as a Term SOFR Loan by selecting a new Interest Period for such Term SOFR Loan. Each Continuation of a Term SOFR Loan shall be in an aggregate minimum amount of $1,000,000 and integral multiples of $500,000 in excess of that amount (or if less, the aggregate amount of the Term SOFR Loan being continued), and each new Interest Period selected under this Section shall commence on the last day of the immediately preceding

NAI-5009845676v8 54 Interest Period. Each selection of a new Interest Period shall be made by the Borrower giving to the Administrative Agent a Notice of Continuation not later than 11:00 a.m. Central time on the third U.S. Government Securities Business Days prior to the date of any such Continuation. Such notice by the Borrower of a Continuation shall be by telecopy, electronic mail or other similar form of communication in the form of a Notice of Continuation, specifying (a) the proposed date of such Continuation, (b) the Term SOFR Loans, and portions thereof subject to such Continuation and (c) the duration of the selected Interest Period, all of which shall be specified in such manner as is necessary to comply with all limitations on Loans outstanding hereunder. Each Notice of Continuation shall be irrevocable by and binding on the Borrower once given. Promptly after receipt of a Notice of Continuation, the Administrative Agent shall notify each Lender of the proposed Continuation. If the Borrower shall fail to select in a timely manner a new Interest Period for any Term SOFR Loan in accordance with this Section, such Loan will automatically, on the last day of the current Interest Period therefor, continue as a Term SOFR Loan with an Interest Period of one month; provided, however that if an Event of Default exists, such Loan will automatically, on the last day of the current Interest Period therefor, Convert into a Base Rate Loan notwithstanding the first sentence of Section 2.11. or the Borrower’s failure to comply with any of the terms of such Section. For the avoidance of doubt, any Daily Simple SOFR Loan shall automatically continue as a Daily Simple SOFR Loan until such Loan is repaid, prepaid or Converted by the Borrower in accordance with the terms of this Agreement. Section 2.11 Conversion. The Borrower may, upon the Borrower’s giving of a Notice of Conversion to the Administrative Agent by telecopy, electronic mail or other similar form of communication, Convert (a) on any Business Day, all or any portion of any outstanding Base Rate Loans into one or more SOFR Loans and (b) with respect to any (x) Daily Simple SOFR Loan, on any Business Day or (y) Term SOFR Loan, upon the expiration of any Interest Period therefor, in each case, any outstanding SOFR Loans into Base Rate Loans, Daily Simple SOFR Loans or Term SOFR Loans; provided, however, a Base Rate Loan may not be Converted into a SOFR Loan if an Event of Default exists. Each Conversion shall be in an aggregate minimum amount of $1,000,000 and integral multiples of $500,000 in excess of that amount. Each such Notice of Conversion shall be given not later than 11:00 a.m. Central time three (3) Business Days prior to the date of any proposed Conversion. Promptly after receipt of a Notice of Conversion, the Administrative Agent shall notify each Lender of the proposed Conversion. Subject to the restrictions specified above, each Notice of Conversion shall be by telecopy, electronic mail or other similar form of communication in the form of a Notice of Conversion specifying (a) the requested date of such Conversion, (b) the Type of Loan to be Converted, (c) the portion of such Type of Loan to be Converted, (d) the Type of Loan such Loan is to be Converted into and (e) if such Conversion is into a Term SOFR Loan, the requested duration of the Interest Period of such Loan. Each Notice of Conversion shall be irrevocable by and binding on the Borrower once given. Section 2.12 Notes. (a) Notes. Except in the case of a Revolving Lender that has notified the Administrative Agent in writing that it elects not to receive a Revolving Note, the Revolving Loans made by each Revolving Lender shall, in addition to this Agreement, also be evidenced by a Revolving Note, payable to such Revolving Lender in a principal amount equal to the amount of its Revolving Commitment as originally in effect and otherwise duly completed. (b) Records. The date, amount, interest rate, Type and duration of Interest Periods (if applicable) of each Loan made by each Lender to the Borrower, and each payment made on account of the principal thereof, shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the

NAI-5009845676v8 55 Administrative Agent and each Lender shall be conclusive absent manifest error. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. (c) Lost, Stolen, Destroyed or Mutilated Notes. Upon receipt by the Borrower of (i) written notice from a Lender that a Note of such Lender has been lost, stolen, destroyed or mutilated, and (ii)(A) in the case of loss, theft or destruction, an unsecured agreement of indemnity from such Lender in form reasonably satisfactory to the Borrower, or (B) in the case of mutilation, upon surrender and cancellation of such Note, the Borrower shall at its own expense execute and deliver to such Lender a new Note dated the date of such lost, stolen, destroyed or mutilated Note. Section 2.13 Voluntary Reductions of the Revolving Commitments. The Borrower shall have the right to terminate or reduce the aggregate unused amount of the Revolving Commitments (for which purpose use of the Revolving Commitments shall be deemed to include the aggregate amount of all Letter of Credit Liabilities) at any time and from time to time without penalty or premium upon not less than 5 Business Days prior written notice to the Administrative Agent of each such termination or reduction (or such shorter notice as may be acceptable to the Administrative Agent), which notice shall specify the effective date thereof and the amount of any such reduction (which in the case of any partial reduction of the Revolving Commitments shall not be less than $10,000,000 and integral multiples of $1,000,000 in excess of that amount in the aggregate) (“Commitment Reduction Notice”); provided, however, the Borrower may not reduce the aggregate amount of the Revolving Commitments below $100,000,000 unless the Borrower is terminating the Revolving Commitments in full. Any Commitment Reduction Notice may be conditioned upon the effectiveness of other credit facilities, or the occurrence of any other event specified therein, in which case such notice may be revoked by the Borrower upon written notice to the Administrative Agent if such condition is not met. Promptly after receipt of a Commitment Reduction Notice the Administrative Agent shall notify each Lender of the proposed Revolving Commitment termination or Revolving Commitment reduction. The Revolving Commitments, once reduced or terminated pursuant to this Section, may not be increased or reinstated. The Borrower shall pay all interest and fees on the Revolving Loans accrued to the date of such reduction or termination of the Revolving Commitments to the Administrative Agent for the account of the Revolving Lenders, including but not limited to any applicable compensation due to each Revolving Lender in accordance with Section 5.4. Section 2.14 Extension of the Revolving Termination Date. (a) The Borrower shall have the option, exercisable two times, to extend the then-current Revolving Termination Date in effect as of the date each such right is exercised by six months. The Borrower may exercise such option only by executing and delivering written notice (the “Extension Notice”) to the Administrative Agent of the Borrower’s election to exercise such option not more than one hundred eighty (180) days but not less than sixty (60) days prior to the then-current Revolving Termination Date. Subject to satisfaction of the following conditions, the Revolving Termination Date shall be extended for six months effective upon receipt by the Administrative Agent of the Extension Notice and payment of the fee referred to in the following clause (ii): (i) as of the date of receipt by the Administrative Agent of the Extension Notice and as of the then-current Revolving Termination Date (immediately before giving effect to such extension), (x) no Default or Event of Default shall have occurred and be continuing, and (y) the representations and warranties made or deemed made by the Borrower or any other Loan Party contained in Article VII and any other Loan Document shall be true and correct in all material respects

NAI-5009845676v8 56 (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects), except to the extent any such representation or warranty relates solely to an earlier date, in which case such representation or warranty shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date, and the representations and warranties contained in Section 7.1.(k) shall be deemed to refer to the most recent statements furnished pursuant to Section 9.1 or 9.2, (ii) the Borrower shall have paid to the Administrative Agent, for the account of the applicable Lenders, the extension fee provided for in Section 3.5(d), (iii) the Administrative Agent shall have received an updated Appraisal in accordance with Section 8.16(e) with respect to each Collateral Property (A) for which an Appraisal in accordance with Section 8.16(e) has not been delivered to the Administrative Agent with the 6-month period immediately prior the then-current Revolving Termination Date, or (B) in respect of which there has been a material change in the tenancy thereof or any other material change with respect thereto since the date of the most recent Appraisal therefor delivered in accordance with Section 8.16(e), (iv) immediately prior to such extension and immediately after giving effect thereto (taking into account any Collateral Property Addition occurring on or prior to the then-current Revolving Termination Date), the aggregate principal amount of all outstanding Revolving Loans, together with the aggregate amount of all Letter of Credit Liabilities, shall not exceed (x) the amount equal to 60% of the Appraised Value of the Collateral Properties, nor (y) the maximum amount that would result in a 13% Collateral Property Debt Yield for all Collateral Properties in the aggregate, and (v) the Borrower shall provide to the Administrative Agent an officer’s certificate (together with supporting calculations attached hereto) in form and substance reasonably satisfactory to the Administrative Agent, certifying as to the matters set forth in clauses (i) through (iv) above. Section 2.15 Expiration Date of Letters of Credit Past Revolving Commitment Termination. If on the date the Revolving Commitments are terminated or reduced to zero (whether voluntarily, by reason of the occurrence of an Event of Default or otherwise) there are any Letters of Credit outstanding hereunder and the aggregate Stated Amount of such Letters of Credit exceeds the balance of available funds on deposit in the Letter of Credit Collateral Account, then the Borrower shall, on such date, pay to the Administrative Agent, for its benefit and the benefit of the Revolving Lenders and the Issuing Banks, for deposit into the Letter of Credit Collateral Account, an amount of money equal to the amount of such excess. Section 2.16 Amount Limitations. Notwithstanding any other term of this Agreement or any other Loan Document, no Lender shall be required to make a Loan, no Issuing Bank shall be required to issue a Letter of Credit and no reduction of the Revolving Commitments pursuant to Section 2.13. shall take effect, if immediately after the making of such Loan, the issuance of such Letter of Credit or such reduction in the Revolving Commitments, (i) the aggregate principal amount of all outstanding Revolving Loans, together with the aggregate amount of all Letter of Credit Liabilities, would exceed the lesser of (x) the aggregate amount of the Revolving Commitments at such time and (y) the Collateral Property Availability at such time, or (ii) the Borrower would be in violation of any of the covenants contained in Section 10.1. Section 2.17 Funds Transfer Disbursements. The Borrower hereby authorizes the Administrative Agent to disburse the proceeds of any Loan made by the Lenders or any of their Affiliates pursuant to the Loan Documents as requested by an authorized representative of the Borrower to any of the accounts designated in the Disbursement Instruction Agreement.

NAI-5009845676v8 57 Article III.PAYMENTS, FEES AND OTHER GENERAL PROVISIONS Section 3.1 Payments. (a) Payments by Borrower. Except to the extent otherwise provided herein, all payments of principal, interest, Fees and other amounts to be made by the Borrower under this Agreement, the Notes or any other Loan Document shall be made in Dollars, in immediately available funds, without setoff, deduction or counterclaim (excluding Taxes required to be withheld pursuant to Section 3.10.), to the Administrative Agent at the Principal Office, not later than 1:00 p.m. Central time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). Subject to Section 11.5., the Borrower shall, at the time of making each payment under this Agreement or any other Loan Document, specify to the Administrative Agent the amounts payable by the Borrower hereunder to which such payment is to be applied. Each payment received by the Administrative Agent for the account of a Lender under this Agreement or any Note shall be paid to such Lender by wire transfer of immediately available funds in accordance with the wiring instructions provided by such Lender to the Administrative Agent from time to time, for the account of such Lender at the applicable Lending Office of such Lender. Each payment received by the Administrative Agent for the account of an Issuing Bank under this Agreement shall be paid to such Issuing Bank by wire transfer of immediately available funds in accordance with the wiring instructions provided by such Issuing Bank to the Administrative Agent from time to time, for the account of such Issuing Bank. In the event the Administrative Agent fails to pay such amounts to such Lender or such Issuing Bank, as the case may be, within one Business Day of receipt of such amounts, the Administrative Agent shall pay interest on such amount until paid at a rate per annum equal to the Federal Funds Rate from time to time in effect. If the due date of any payment under this Agreement or any other Loan Document would otherwise fall on a day which is not a Business Day such date shall be extended to the next succeeding Business Day and interest shall continue to accrue at the rate, if any, applicable to such payment for the period of such extension. (b) Presumptions Regarding Payments by Borrower. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or an Issuing Bank hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may (but shall not be obligated to), in reliance upon such assumption, distribute to the Lenders or the Issuing Banks, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the Issuing Banks, as the case may be, severally agrees to repay to the Administrative Agent on demand that amount so distributed to such Lender or such Issuing Bank, with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. Section 3.2 Pro Rata Treatment. Except to the extent otherwise provided herein: (a) each borrowing from the Revolving Lenders under Sections 2.1.(a), 2.4.(e) and 2.5.(e) shall be made from the Revolving Lenders, each payment of the fees under Sections 3.5.(b), the first sentence of 3.5.(c), and 3.5.(e) shall be made for the account of the Revolving Lenders, and each termination or reduction of the amount of the Revolving Commitments under Section 2.13. shall be applied to the respective Revolving Commitments of the Revolving Lenders, pro rata according to the amounts of their respective Revolving Commitments; (b) each payment or prepayment of principal of Revolving Loans shall be made for the account of the Revolving Lenders pro rata in accordance with the respective unpaid principal amounts of the Revolving Loans held by them, provided that, subject

NAI-5009845676v8 58 to Section 3.9., if immediately prior to giving effect to any such payment in respect of any Revolving Loans the outstanding principal amount of the Revolving Loans shall not be held by the Revolving Lenders pro rata in accordance with their respective Revolving Commitments in effect at the time such Revolving Loans were made, then such payment shall be applied to the Revolving Loans in such manner as shall result, as nearly as is practicable, in the outstanding principal amount of the Revolving Loans being held by the Revolving Lenders pro rata in accordance with such respective Revolving Commitments; (c) each payment of interest on Revolving Loans shall be made for the account of the Revolving Lenders pro rata in accordance with the amounts of interest on such Revolving Loans then due and payable to the respective Lenders; (d) the Conversion and Continuation of Revolving Loans of a particular Type (other than Conversions provided for by Sections 5.1.(c) and 5.5.) shall be made pro rata among the Revolving Lenders according to the amounts of their respective Revolving Loans and the then-current Interest Period for each Lender’s portion of each such Loan shall be coterminous; and (e) the Revolving Lenders’ participation in, and payment obligations in respect of, Letters of Credit under Section 2.4., shall be in accordance with their respective Revolving Commitment Percentages. Section 3.3 Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or other Obligations owing to such Lender resulting in such Lender receiving payment of a proportion of the aggregate amount of its Loans and accrued interest thereon or other such Obligation greater than the share thereof as provided in Section 3.2. or Section 11.5., as applicable, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Loans and such other Obligations owing to the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the applicable Lenders ratably in accordance with Section 3.2. or Section 11.5., as applicable; provided that: (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and (ii) the provisions of this Section shall not be construed to apply to (x) any payment made by the Borrower or any other Loan Party pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender), (y) the application of Cash Collateral provided for in Section 3.9.(e) or (z) any payment obtained by a Lender as consideration for the assignment of, or sale of a participation in, any of its Loans or participations in Letters of Credit to any assignee or participant, other than to the Borrower or any of its Subsidiaries or Affiliates (as to which the provisions of this Section shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under Applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation. Section 3.4 Several Obligations. No Lender shall be responsible for the failure of any other Lender to make a Loan or to perform any other obligation to be made or performed by such other Lender hereunder, and the failure of any Lender to make a Loan or to perform any other obligation to be made or performed by it hereunder shall not relieve the obligation of any other Lender to make any Loan or to perform any other obligation to be made or performed by such other Lender.

NAI-5009845676v8 59 Section 3.5 Fees. (a) Closing Fee. On the Effective Date, the Borrower agrees to pay to the Administrative Agent and each Lender all fees then due and payable as have been agreed to in writing by the Borrower, the Arrangers and the Administrative Agent in the Fee Letter or otherwise. (b) Unused Fees. During the period from the Effective Date to but excluding the Revolving Termination Date, the Borrower agrees to pay to the Administrative Agent for the account of the Revolving Lenders an unused fee in an amount equal to (i) 0.25% per annum times (ii) the difference between (A) the aggregate amount of the Revolving Commitments and (B) the aggregate outstanding principal balance of Revolving Loans and Letter of Credit Liabilities. Such fee shall be computed on a daily basis and payable quarterly in arrears on the first day of each January, April, July and October during the term of this Agreement and on the Revolving Termination Date or any earlier date of termination of the Revolving Commitments or reduction of the Revolving Commitments to zero. (c) Letter of Credit Fees. The Borrower agrees to pay to the Administrative Agent for the account of each Revolving Lender a letter of credit fee at a rate per annum equal to the Applicable Margin for Revolving Loans that are SOFR Loans times the daily average Stated Amount of each Letter of Credit for the period from and including the date of issuance of such Letter of Credit (x) to and including the date such Letter of Credit expires or is cancelled or terminated or (y) to but excluding the date such Letter of Credit is drawn in full. In addition to such fees, the Borrower shall pay to each Issuing Bank solely for its own account, a fronting fee in respect of each Letter of Credit issued by such Issuing Bank equal to the greater of 0.125% and $500. The fees provided for in this subsection shall be nonrefundable and payable in arrears (i) quarterly on the first day of January, April, July and October, (ii) on the Revolving Termination Date, (iii) on the date the Revolving Commitments are terminated or reduced to zero and (iv) thereafter from time to time on demand of the Administrative Agent. The Borrower shall pay directly to each Issuing Bank from time to time on demand all commissions, charges, costs and expenses in the amounts customarily charged or incurred by such Issuing Bank from time to time in like circumstances with respect to the issuance, amendment, renewal or extension of any Letter of Credit or any other transaction relating thereto. (d) Extension Fee. If the Borrower exercises an option to extend the Revolving Termination Date in accordance with Section 2.14., the Borrower agrees to pay to the Administrative Agent, for the account of each Revolving Lender, a fee in an amount equal to 0.10% of the amount of such Lender’s Revolving Commitment subject to such extension. (e) Administrative and Other Fees. The Borrower agrees to pay the administrative and other fees of the Administrative Agent as provided in the Fee Letter and as may be otherwise agreed to in writing from time to time by the Borrower and the Administrative Agent and/or any Arranger. Section 3.6 Computations. Unless otherwise expressly set forth herein, any accrued interest on any Loan, any Fees or any other Obligations due hereunder shall be computed on the basis of a year of 360 days and the actual number of days elapsed. Section 3.7 Usury. In no event shall the amount of interest due or payable on the Loans or other Obligations exceed the maximum rate of interest allowed by Applicable Law and, if any such payment is paid by the Borrower or any other Loan Party or received by any Lender, then such excess sum shall be credited as a payment of principal, unless the Borrower shall notify the respective Lender in writing that the Borrower elects to have

NAI-5009845676v8 60 such excess sum returned to it forthwith. It is the express intent of the parties hereto that the Borrower not pay and the Lenders not receive, directly or indirectly, in any manner whatsoever, interest in excess of that which may be lawfully paid by the Borrower under Applicable Law. The parties hereto hereby agree and stipulate that the only charge imposed upon the Borrower for the use of money in connection with this Agreement is and shall be the interest specifically described in Section 2.6.(a)(i) and (ii). Notwithstanding the foregoing, the parties hereto further agree and stipulate that all agency fees, syndication fees, facility fees, closing fees, letter of credit fees, underwriting fees, default charges, late charges, funding or “breakage” charges, increased cost charges, attorneys’ fees and reimbursement for costs and expenses paid by the Administrative Agent or any Lender to third parties or for damages incurred by the Administrative Agent or any Lender, in each case, in connection with the transactions contemplated by this Agreement and the other Loan Documents, are charges made to compensate the Administrative Agent or any such Lender for underwriting or administrative services and costs or losses performed or incurred, and to be performed or incurred, by the Administrative Agent and the Lenders in connection with this Agreement and shall under no circumstances be deemed to be charges for the use of money. All charges other than charges for the use of money shall be fully earned and nonrefundable when due. Section 3.8 Statements of Account. The Administrative Agent will account to the Borrower monthly with a statement of Loans, accrued interest and Fees, charges and payments made pursuant to this Agreement and the other Loan Documents, and such account rendered by the Administrative Agent shall be deemed conclusive upon the Borrower absent manifest error. The failure of the Administrative Agent to deliver such a statement of accounts shall not relieve or discharge the Borrower from any of its obligations hereunder. Section 3.9 Defaulting Lenders. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by Applicable Law: (a) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of Requisite Lenders and in Section 13.6. (b) Defaulting Lender Waterfall. Any payment of principal, interest, Fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article XI. or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 13.3. shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to the Issuing Banks hereunder; third, to Cash Collateralize the Issuing Banks’ Fronting Exposures with respect to such Defaulting Lender in accordance with subsection (e) below; fourth, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (y) Cash Collateralize the Issuing Banks’ future Fronting Exposures with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with subsection (e)

NAI-5009845676v8 61 below; sixth, to the payment of any amounts owing to the Lenders or the Issuing Banks as a result of any judgment of a court of competent jurisdiction obtained by any Lender or any Issuing Bank against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or amounts owing by such Defaulting Lender under Section 2.4.(j) in respect of Letters of Credit (such amounts “L/C Disbursements”), in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Article VI. were satisfied or waived, such payment shall be applied solely to pay the Loans of, and L/C Disbursements owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or L/C Disbursements owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in Letter of Credit Liabilities are held by the Revolving Lenders pro rata in accordance with their respective Revolving Commitment Percentages (determined without giving effect to the immediately following subsection (d)). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this subsection shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents thereto. (c) Certain Fees. (i) No Defaulting Lender shall be entitled to receive any Fee payable under Section 3.5.(b) for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender). (ii) Each Defaulting Lender shall be entitled to receive the Fee payable under Section 3.5.(c) for any period during which that Lender is a Defaulting Lender only to the extent allocable to its Revolving Commitment Percentage of the stated amount of Letters of Credit for which it has provided Cash Collateral pursuant to the immediately following subsection (e). (iii) With respect to any Fee not required to be paid to any Defaulting Lender pursuant to the immediately preceding clause (ii), the Borrower shall (x) pay to each Non-Defaulting Lender that portion of any such Fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in Letter of Credit Liabilities that has been reallocated to such Non-Defaulting Lender pursuant to the immediately following subsection (d), (y) pay to the Issuing Banks the amount of any such Fee otherwise payable to such Defaulting Lender to the extent allocable to such Issuing Bank’s Fronting Exposure to such Defaulting Lender, and (z) not be required to pay the remaining amount of any such Fee. (d) Reallocation of Participations to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in Letter of Credit Liabilities shall be reallocated among the Non- Defaulting Lenders in accordance with their respective Revolving Commitment Percentages (determined without regard to such Defaulting Lender’s Revolving Commitment) but only to the extent that such reallocation does not cause the aggregate Revolving Credit Exposure of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Revolving Commitment. Subject to Section 13.19., no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Revolving Lender having become a Defaulting Lender, including any claim of a

NAI-5009845676v8 62 Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation. (e) Cash Collateral. (i) If the reallocation described in the immediately preceding subsection (d) above cannot, or can only partially, be effected, the Borrower shall, without prejudice to any right or remedy available to it hereunder or under law, Cash Collateralize the Issuing Banks’ Fronting Exposures in accordance with the procedures set forth in this subsection. (ii) At any time that there shall exist a Defaulting Lender that is a Revolving Lender, within 1 Business Day following the written request of the Administrative Agent or an Issuing Bank (with a copy to the Administrative Agent), the Borrower shall Cash Collateralize such Issuing Bank’s Fronting Exposure with respect to such Defaulting Lender (determined after giving effect to the immediately preceding subsection (d) and any Cash Collateral provided by such Defaulting Lender) in an amount not less than the aggregate Fronting Exposure of such Issuing Bank with respect to Letters of Credit issued and outstanding at such time. (iii) The Borrower, and to the extent provided by any Defaulting Lender, such Defaulting Lender, hereby grant to the Administrative Agent, for the benefit of the Issuing Banks, and agree to maintain, a first priority security interest in all such Cash Collateral as security for the Defaulting Lenders’ (that are Revolving Lenders) obligation to fund participations in respect of Letter of Credit Liabilities, to be applied pursuant to the immediately following clause (iv). If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent and the Issuing Banks as herein provided, or that the total amount of such Cash Collateral is less than the aggregate Fronting Exposures of the Issuing Banks with respect to Letters of Credit issued and outstanding at such time, the Borrower will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency (after giving effect to any Cash Collateral provided by the Defaulting Lender). (iv) Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under this Section in respect of Letters of Credit shall be applied to the satisfaction of the Defaulting Lender’s obligation to fund participations in respect of Letter of Credit Liabilities (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) for which the Cash Collateral was so provided, prior to any other application of such property as may otherwise be provided for herein. (v) Cash Collateral (or the appropriate portion thereof) provided to reduce the Issuing Banks’ Fronting Exposures shall no longer be required to be held as Cash Collateral pursuant to this subsection following (x) the elimination of the applicable Fronting Exposure (including by the termination of Defaulting Lender status of the applicable Revolving Lender), or (y) the determination by the Administrative Agent and the Issuing Banks that there exists excess Cash Collateral; provided that, subject to the immediately preceding subsection (b), the Person providing Cash Collateral and the Issuing Banks may (but shall not be obligated to) agree that Cash Collateral shall be held to support future anticipated Fronting Exposure or other obligations and provided further that to the extent that such Cash Collateral was provided by the Borrower, such Cash Collateral shall remain subject to the security interest granted pursuant to the Loan Documents. (f) Defaulting Lender Cure. If the Borrower, the Administrative Agent and the Issuing Banks agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the

NAI-5009845676v8 63 parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause, as applicable the Revolving Loans and funded and unfunded participations in Letters of Credit to be held pro rata by the Revolving Lenders in accordance with their respective Revolving Commitment Percentages (determined without giving effect to the immediately preceding subsection (d)), whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to Fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Non-Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. (g) New Letters of Credit. So long as any Revolving Lender is a Defaulting Lender, no Issuing Bank shall be required to issue, extend, renew or increase any Letter of Credit unless it is satisfied that it will have no Fronting Exposure after giving effect thereto. (h) Purchase of Defaulting Lender’s Commitment/Loans. During any period that a Lender is a Defaulting Lender, the Borrower may, by the Borrower giving written notice thereof to the Administrative Agent, such Defaulting Lender and the other Lenders, demand that such Defaulting Lender assign its Commitment and Loans to an Eligible Assignee subject to and in accordance with the provisions of Section 13.5.(b). No party hereto shall have any obligation whatsoever to initiate any such replacement or to assist in finding an Eligible Assignee. In addition, any Lender who is not a Defaulting Lender may, but shall not be obligated, in its sole discretion, to acquire the face amount of all or a portion of such Defaulting Lender’s Commitment and Loans via an assignment subject to and in accordance with the provisions of Section 13.5.(b). In connection with any such assignment, such Defaulting Lender shall promptly execute all documents reasonably requested to effect such assignment, including an appropriate Assignment and Assumption and, notwithstanding Section 13.5.(b), shall pay to the Administrative Agent an assignment fee in the amount of $7,500, provided that failure by a Defaulting Lender to execute any such Assignment and Assumption shall not invalidate such assignment. The exercise by the Borrower of its rights under this Section shall be at the Borrower’s sole cost and expense and at no cost or expense to the Administrative Agent or any of the Lenders. Section 3.10 Taxes. (a) Issuing Bank. For purposes of this Section, the term “Lender” includes the Issuing Banks and the term “Applicable Law” includes FATCA. (b) Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower or any other Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by Applicable Law. If any Applicable Law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with Applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the Borrower or other applicable Loan Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.

NAI-5009845676v8 64 (c) Payment of Other Taxes by the Borrower. The Borrower and the other Loan Parties shall timely pay to the relevant Governmental Authority in accordance with Applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes. (d) Indemnification by the Borrower. The Borrower and the other Loan Parties shall jointly and severally indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. (e) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower or another Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower and the other Loan Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 13.5. relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this subsection. The provisions of this subsection shall continue to inure to the benefit of an Administrative Agent following its resignation or removal as Administrative Agent. (f) Evidence of Payments. As soon as practicable after any payment of Taxes by the Borrower or any other Loan Party to a Governmental Authority pursuant to this Section, the Borrower or such other Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (g) Status of Lenders. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in the immediately following

NAI-5009845676v8 65 clauses (ii)(A), (ii)(B) and (ii)(D)) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Person: (A) any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), an electronic copy (or an original if requested by the Borrower or the Administrative Agent) of an executed IRS Form W-9 (or any successor form) certifying that such Lender is exempt from U.S. federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable: (I) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, an electronic copy (or an original if requested by the Borrower or the Administrative Agent) of an executed IRS Form W-8BEN, or W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (II) an electronic copy (or an original if requested by the Borrower or the Administrative Agent) of an executed IRS Form W-8ECI; (III) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Internal Revenue Code, (x) a certificate substantially in the form of Exhibit H-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Internal Revenue Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Internal Revenue Code (a “U.S. Tax Compliance Certificate”) and (y) an electronic copy (or an original if requested by the Borrower or the Administrative Agent) of IRS Form W-8BEN or W-8BEN-E, as applicable; or (IV) to the extent a Foreign Lender is not the beneficial owner, an electronic copy (or an original if requested by the Borrower or the Administrative Agent) of an executed IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or W-8BEN-E, as applicable, a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-2 or Exhibit H-3, IRS Form W-

NAI-5009845676v8 66 9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-4 on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), an electronic copy (or an original if requested by the Borrower or the Administrative Agent) of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by Applicable Law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by Applicable Law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. (E) Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so. (h) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section (including by the payment of additional amounts pursuant to this Section), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this subsection (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this subsection, in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this subsection the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party

NAI-5009845676v8 67 would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This subsection shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (i) Survival. Each party’s obligations under this Section shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. Article IV. [RESERVED] Article V. YIELD PROTECTION, ETC. Section 5.1 Additional Costs; Capital Adequacy. (a) Capital Adequacy. If any Lender determines that any Regulatory Change affecting such Lender or any lending office of such Lender or such Lender’s holding company, if any, regarding capital or liquidity ratios or requirements, has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit held by, such Lender, to a level below that which such Lender or such Lender’s holding company could have achieved but for such Regulatory Change (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered (other than as a result of Regulation D of the FRB or other similar reserve requirement applicable to any other category of liabilities or category of extensions of credit or other assets by reference to which the interest rate on SOFR Loans is determined to the extent utilized when determining Daily Simple SOFR or Term SOFR, as applicable, for such Loans). (b) Additional Costs. In addition to, and not in limitation of the immediately preceding subsection (a), the Borrower shall promptly pay to the Administrative Agent for the account of a Lender from time to time such amounts as such Lender may determine to be necessary to compensate such Lender for any costs incurred by such Lender that it determines are attributable to its making or maintaining of any SOFR Loans or its obligation to make any SOFR Loans hereunder, any reduction in any amount receivable by such Lender under this Agreement or any of the other Loan Documents in respect of any of such SOFR Loans or such obligation or the maintenance by such Lender of capital in respect of its SOFR Loans or its Commitments (such increases in costs and reductions in amounts receivable being herein called “Additional Costs”), resulting from any Regulatory Change that: (i) changes the basis of taxation of any amounts payable to such Lender under this Agreement or any of the other Loan Documents in respect of any of such SOFR Loans or its Commitments (other than Indemnified Taxes, Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and Connection Income Taxes); (ii) imposes or modifies any reserve(including pursuant to regulations issued from time to time by the FRB for determining the maximum reserve requirement (including any emergency, special, supplemental or other marginal reserve requirement) with respect to eurocurrency funding (currently referred to as “Eurocurrency liabilities” in Regulation D of the FRB, as amended and in effect from time to time)), special deposit, compulsory loan, insurance

NAI-5009845676v8 68 charge or similar requirement against assets of, deposits with or for the account of, or advances, loans or other credit extended or participated in by, any Lender; or (iii) imposes on any Lender any other condition, cost or expense (other than Taxes) affecting this Agreement or the SOFR Loans made by such Lender. (c) [Reserved]. (d) Additional Costs in Respect of Letters of Credit. Without limiting the obligations of the Borrower under the preceding subsections of this Section (but without duplication), if as a result of any Regulatory Change or any risk-based capital guideline or other requirement heretofore or hereafter issued by any Governmental Authority there shall be imposed, modified or deemed applicable any Tax (other than Indemnified Taxes, Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and Connection Income Taxes), reserve, special deposit, capital adequacy or similar requirement against or with respect to or measured by reference to Letters of Credit and the result shall be to increase the cost to an Issuing Bank of issuing (or any Revolving Lender of purchasing participations in) or maintaining its obligation hereunder to issue (or purchase participations in) any Letter of Credit or reduce any amount receivable by an Issuing Bank or any Revolving Lender hereunder in respect of any Letter of Credit, then, upon demand by such Issuing Bank or such Revolving Lender, the Borrower shall pay immediately to such Issuing Bank or, in the case of such Revolving Lender, to the Administrative Agent for the account of such Revolving Lender, from time to time as specified by such Issuing Bank or such Revolving Lender, such additional amounts as shall be sufficient to compensate such Issuing Bank or such Revolving Lender for such increased costs or reductions in amount. (e) Notification and Determination of Additional Costs. Each of the Administrative Agent, the Issuing Banks and the Lenders, as the case may be, agrees to notify the Borrower (and in the case of an Issuing Bank or a Lender, to notify the Administrative Agent) of any event occurring after the Agreement Date entitling the Administrative Agent, such Issuing Bank or such Lender to compensation under any of the preceding subsections of this Section as promptly as practicable. The failure of the Administrative Agent, any Issuing Bank or any Lender to give such notice shall not release the Borrower from any of its obligations hereunder; provided, however, that the Borrower shall not be required to compensate a Lender or an Issuing Bank pursuant to this Section for any increased costs incurred or reductions suffered more than nine months prior to the date that such Lender or such Issuing Bank, as the case may be, notifies the Borrower of the Regulatory Change giving rise to such increased costs or reductions, and of such Lender’s or such Issuing Bank’s intention to claim compensation therefor (except that, if the Regulatory Change giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof). The Administrative Agent, each Issuing Bank and each Lender, as the case may be, agrees to furnish to the Borrower (and in the case of an Issuing Bank or a Lender to the Administrative Agent as well) a certificate setting forth the basis and amount of each request for compensation under this Section. Determinations by the Administrative Agent, such Issuing Bank or such Lender, as the case may be, of the effect of any Regulatory Change shall be conclusive and binding for all purposes, absent manifest error. The Borrower shall pay the Administrative Agent, any such Issuing Bank and or any such Lender, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof. Section 5.2 [Reserved]. Section 5.3 Illegality. Notwithstanding any other provision of this Agreement, if any Lender shall determine (which determination shall be conclusive and binding) that it is unlawful for such Lender to honor its obligation to

NAI-5009845676v8 69 make or maintain SOFR Loans hereunder, then such Lender shall promptly notify the Borrower thereof (with a copy of such notice to the Administrative Agent) and such Lender’s obligation to make or Continue, or to Convert Loans of any other Type into, SOFR Loans shall be suspended, until such time as such Lender may again make and maintain SOFR Loans (in which case the provisions of Section 5.5. shall be applicable). Section 5.4 Compensation. The Borrower shall pay to the Administrative Agent for the account of each Lender, upon the request of the Administrative Agent, such amount or amounts as the Administrative Agent shall determine in its sole discretion shall be sufficient to compensate such Lender for any loss, cost or expense attributable to: (a) any payment or prepayment (whether mandatory or optional) of a Term SOFR Loan or Conversion of a Term SOFR Loan made by such Lender for any reason (including, without limitation, acceleration or the exercise by the Borrower of its rights under Section 5.6.) on a date other than the last day of the Interest Period therefor; or (b) any failure by the Borrower for any reason (including, without limitation, the failure of any of the applicable conditions precedent specified in Section 6.2. to be satisfied) to borrow a Term SOFR Loan from such Lender on the date for such borrowing, or to Convert a Base Rate Loan into a Term SOFR Loan or Continue a Term SOFR Loan on the requested date of such Conversion or Continuation. Not in limitation of the foregoing, such compensation shall include, without limitation, in the case of a Term SOFR Loan, an amount equal to the then present value of (A) the amount of interest that would have accrued on such Term SOFR Loan for the remainder of the Interest Period at the rate applicable to such Term SOFR Loan, less (B) the amount of interest that would accrue on the same Term SOFR Loan for the same period if Term SOFR were set on the date on which such Term SOFR Loan was repaid, prepaid or Converted or the date on which the Borrower failed to borrow, Convert or Continue such Term SOFR Loan, as applicable, calculating present value by using as a discount rate Term SOFR quoted on such date. Any such statement shall be conclusive absent manifest error. Section 5.5 [Reserved]. Section 5.6 Replacement of Lenders. If (a) a Lender requests compensation pursuant to Section 3.10. or 5.1., and the Requisite Lenders are not also doing the same, (b) the obligation of any Lender to make SOFR Loans or to Continue, or to Convert Base Rate Loans into, SOFR Loans, shall be suspended pursuant to Section 5.3. but the obligation of the Requisite Lenders shall not have been suspended under such Section, and in the case of clause (a) or (b) such Lender has declined or is unable to designate a different Lending Office in accordance with Section 5.7., or (c) a Lender is a Defaulting Lender or a Non-Consenting Lender, then the Borrower may, at its sole expense and effort, demand that such Lender, and upon such demand such Lender shall promptly, assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 13.5.(b)), all of its interests, rights (other than its existing rights to payments pursuant to Section 3.10. or Section 5.1. and rights to indemnification under Section 13.9.) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that: (i) the Borrower shall have paid to the Administrative Agent the assignment fee (if any) specified in Section 13.5.(b)(iv);

NAI-5009845676v8 70 (ii) such Lender shall have received payment of (x) the aggregate principal balance of all Loans then owing to such Lender, plus (y) the aggregate amount of payments previously made by such Lender under Section 2.4.(j) and Section 2.5.(e) that have not been repaid, plus (z) any accrued but unpaid interest thereon and accrued but unpaid fees owing to such Lender, or any other amount as may be mutually agreed upon by such Lender and Eligible Assignee; (iii) in the case of any such assignment resulting from a claim for compensation under Section 5.1. or payments required to be made pursuant to Section 3.10., such assignment will result in a reduction in such compensation or payments thereafter; (iv) such assignment does not conflict with Applicable Law; and (v) in the case of any assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable Eligible Assignee shall have consented to the applicable consent, approval, amendment or waiver. A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. If any Lender refuses to assign or delegate all of its interests, rights and obligations under this Agreement and the related Loan Documents after the Borrower has demanded such Lender to do so as a result of a claim for compensation under Section 5.1. or payments required to be made pursuant to Section 3.10., such Lender shall not be entitled to receive such compensation or required payments. Section 5.7 Change of Lending Office. If any Lender or Issuing Bank requests compensation under Section 5.1., or requires the Borrower to pay any Indemnified Taxes or additional amounts to any Lender, any Issuing Bank or any Governmental Authority for the account of any Lender or Issuing Bank pursuant to Section 3.10., then such Lender or Issuing Bank shall (at the written request of the Borrower) use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or issuing Letters of Credit or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender or Issuing Bank, such designation or assignment (a) would eliminate or reduce amounts payable pursuant to Section 3.10. or Section 5.1., as the case may be, in the future, and (b) would not subject such Lender or Issuing Bank to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender or Issuing Bank. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender or Issuing Bank in connection with any such designation or assignment. Section 5.8 Assumptions Concerning Funding of Term SOFR Loans. Calculation of all amounts payable to a Lender under this Article shall be made as though such Lender had actually funded Term SOFR Loans through the purchase of deposits in the relevant market bearing interest at the rate applicable to such Term SOFR Loans in an amount equal to the amount of the Term SOFR Loans and having a maturity comparable to the relevant Interest Period; provided, however, that each Lender may fund each of its Term SOFR Loans in any manner it sees fit and the foregoing assumption shall be used only for calculation of amounts payable under this Article. Article VI. CONDITIONS PRECEDENT Section 6.1 Initial Conditions Precedent.

NAI-5009845676v8 71 The obligation of the Lenders to effect or permit the occurrence of the first Credit Event hereunder, whether as the making of a Loan or the issuance of a Letter of Credit, is subject to the satisfaction or waiver of the following conditions precedent: (a) The Administrative Agent shall have received each of the following, in form and substance satisfactory to the Administrative Agent: (i) counterparts of this Agreement executed by each of the parties hereto; (ii) Revolving Notes executed by the Borrower, payable to each applicable Lender (excluding any Lender that has requested that it not receive Notes) and complying with the terms of Section 2.12(a) executed by the Borrower; (iii) (A) the Parent Guaranty, (B) the Holdings Guaranty, and (C) the Subsidiary Guaranty executed by each of the Subsidiary Guarantors initially to be a party thereto; (iv) (A) the Pledge Agreement executed by each of the direct owners of the Equity Interests issued by each Initial Subsidiary Owner (all such Equity Interests, together with the Equity Interests issued by Holdings and pledged by the Borrower, collectively, the “Initial Collateral Property Pledged Interests”) and (B) the Holdings Pledge Agreement executed by the Borrower; (v) (A) the Deposit Account Pledge Agreement duly executed by each applicable Loan Party, and (B) a Deposit Account Control Agreement covering each Collateral Property Account existing as of the Agreement Date (each such Collateral Property Account, an “Initial Collateral Property Account”); (vi) an opinion of Barnes & Thornburg LLP, counsel to the Borrower and the other Loan Parties, addressed to the Administrative Agent and the Lenders and covering such matters as the Administrative Agent may reasonably request; (vii) the certificate or articles of incorporation or formation, articles of organization, certificate of limited partnership, declaration of trust or other comparable organizational instrument (if any) of each Loan Party certified as of a recent date by the Secretary of State of the state of formation of such Loan Party; (viii) a certificate of good standing (or certificate of similar meaning) with respect to each Loan Party issued as of a recent date by the Secretary of State of the state of formation of each such Loan Party; (ix) a certificate of incumbency signed by the Secretary or Assistant Secretary (or other individual performing similar functions) of each Loan Party with respect to each of the officers of such Loan Party authorized to execute and deliver the Loan Documents to which such Loan Party is a party, and in the case of the Borrower, authorized to execute and deliver on behalf of the Borrower Notices of Borrowing, requests for Letters of Credit, Notices of Conversion and Notices of Continuation; (x) copies certified by the Secretary or Assistant Secretary (or other individual performing similar functions) of each Loan Party of (A) the by-laws of such Loan Party, if a corporation, the operating agreement, if a limited liability company, the partnership agreement, if a limited or general partnership, or other comparable document in the case of any other form of legal entity and (B) all corporate, partnership, member or other necessary action taken by such Loan

NAI-5009845676v8 72 Party to authorize the execution, delivery and performance of the Loan Documents to which it is a party; (xi) [reserved]; (xii) a Compliance Certificate calculated as of the Effective Date on a pro forma basis for the Borrower’s fiscal quarter ending December 31, 2025; (xiii) a Disbursement Instruction Agreement effective as of the Agreement Date; (xiv) Uniform Commercial Code financing statements in proper form for filing naming each Pledgor as debtor thereunder; (xv) copies of Uniform Commercial Code search reports listing all effective financing statements filed against each Pledgor, with copies of such financing statements; (xvi) copies of all Material Contracts in existence on the Agreement Date; (xvii) evidence that the Fees, if any, then due and payable under Section 3.5., together with all other fees, expenses and reimbursement amounts due and payable to the Administrative Agent and any of the Lenders, including without limitation, the fees and expenses of counsel to the Administrative Agent, have been paid; (xviii) [reserved]; (xix) [reserved]; (xx) a certificate from a Responsible Officer of the Borrower certifying that on the Agreement Date after giving pro forma effect to each element of the Agreement Date Transactions (including the incurrence of any Loans under this Agreement) the Borrower and its Subsidiaries (on a consolidated basis) are Solvent; (xxi) a customary certificate, dated the Effective Date and signed by a Responsible Officer of the Borrower, certifying as to the matters set forth in clauses (b), (c) and (d) below (as of the Effective Date after giving effect to this Agreement and any borrowings or other extensions of credit hereunder that may be made on the Effective Date); (xxii) a copy of each management agreement (if any) for each Collateral Property, in each case certified as true, correct and complete by a Responsible Officer of the Borrower; (xxiii) evidence that all Indebtedness of the Borrower and its Subsidiaries under or arising in connection with the Prior Credit Agreement shall have been (or, substantially concurrently with the occurrence of the Effective Date, will be) discharged and repaid in full, and all commitments to extend credit thereunder shall have terminated; and (xxiv) such other documents, agreements and instruments as the Administrative Agent, or any Lender through the Administrative Agent, may reasonably request; (b) there shall not have occurred or become known to the Administrative Agent or any of the Lenders any event, condition, situation or status since December 31, 2024 that has had or could reasonably be expected to result in a Material Adverse Effect;

NAI-5009845676v8 73 (c) no litigation, action, suit, investigation or other arbitral, administrative or judicial proceeding shall be pending or threatened which could reasonably be expected to (i) result in a Material Adverse Effect or (ii) restrain or enjoin, impose materially burdensome conditions on, or otherwise materially and adversely affect, the ability of the Borrower or any other Loan Party to fulfill its obligations under the Loan Documents to which it is a party; (d) the Borrower, the other Loan Parties and the other Subsidiaries shall have received all approvals, consents and waivers, and shall have made or given all necessary filings and notices as shall be required to consummate the transactions contemplated hereby without the occurrence of any default under, conflict with or violation of (i) any Applicable Law or (ii) any agreement, document or instrument to which any Loan Party is a party or by which any of them or their respective properties is bound; (e) the applicable Loan Parties shall have delivered to the Administrative Agent each certificate or other instrument in respect of the Initial Collateral Property Pledged Interests, in the manner required under the Pledge Agreement or the Holdings Pledge Agreement, as applicable, duly indorsed by such Pledgor to the Administrative Agent, together with an undated stock power covering such certificate (or other appropriate instrument of transfer) duly executed, in blank, by such Pledgor, each in form and substance satisfactory to the Administrative Agent; (f) the Borrower and each other Loan Party shall have provided, at least five (5) Business Days prior to the Agreement Date, all information requested by the Administrative Agent and each Lender in order to comply with applicable “know your customer” and Anti-Money Laundering Laws, including without limitation, the Patriot Act; (g) upon request of the Administrative Agent, the Borrower shall have delivered to the Administrative Agent, and directly to any Lender requesting the same, a Beneficial Ownership Certification in relation to it (or a certification that such Borrower qualifies for an express exclusion from the “legal entity customer” definition under the Beneficial Ownership Regulations), in each case at least five (5) Business Days prior to the Agreement Date; (h) there shall not have occurred or exist any other material disruption of financial or capital markets that could reasonably be expected to materially and adversely affect the transactions contemplated by the Loan Documents; (i) the Administrative Agent shall have received evidence, in form and substance satisfactory to the Administrative Agent, that, as of the Effective Date, the organizational structure of Parent, the Borrower, Holdings, and each Subsidiary of Holdings is as set forth on Schedule 6.1 attached hereto; and (j) all governmental and third-party consents and all equity holder and board of directors (or comparable entity management body) authorizations required in connection with the transactions contemplated by this Agreement and the Loan Documents shall have been obtained and shall be in full force and effect. Section 6.2 Conditions Precedent to All Loans and Letters of Credit. In addition to satisfaction or waiver of the conditions precedent to the first Credit Event contained in Section 6.1., the obligations of (i) Lenders to make any Loans and (ii) the Issuing Banks to issue Letters of Credit are each subject to the further conditions precedent that: (a) no Default or Event of Default shall exist as of the date of the making of such Loan or date of issuance of such Letter of Credit or would exist immediately after giving effect thereto, and no violation of the limits described in Section 2.16. would occur after giving effect thereto; (b) the representations and warranties made or deemed made by the Borrower

NAI-5009845676v8 74 and each other Loan Party in the Loan Documents to which any of them is a party, shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of the date of the making of such Loan or date of issuance of such Letter of Credit with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances not prohibited under the Loan Documents; provided, however, that to the extent any Casualty/Condemnation Event affects any Collateral Property which has not been fully restored and paid for in full and such Collateral Property has been excluded from the calculations of Collateral Property Availability, Collateral Property Debt Yield and LTV under Section 8.16(c) solely on account thereof, then, for purposes of this clause (b), the Borrower shall not be required to make the representations and warranties set forth in Section 7.1(aa)(v) with respect to such Collateral Property (so long as such Collateral Property is excluded from the calculations of Collateral Property Availability, Collateral Property Debt Yield and LTV); (c) in the case of the borrowing of Revolving Loans, the Administrative Agent shall have received a timely Notice of Borrowing, in the case of the issuance of a Letter of Credit the applicable Issuing Bank and the Administrative Agent shall have received a timely request for the issuance of such Letter of Credit; (d) prior to the making of any Loan or the issuance of a Letter of Credit and immediately after giving effect thereto and the subsequent use of the proceeds therefrom, the aggregate amount of unrestricted cash and Cash Equivalents of the Borrower and its Subsidiaries (that is not then designated for application or use and is subsequently used for such purposes within thirty (30) days thereof) shall not exceed $25,000,000; (e) in the case of the borrowing of Revolving Loans, if, as of the date of the Notice of Borrowing requesting such Revolving Loans, the aggregate outstanding principal amount of Revolving Loans is less than the MRT Allocated Amount, then the Borrower shall have paid to the Administrative Agent New York Mortgage Recording Tax then due with respect to the amount of Revolving Loans so requested for disbursement; provided, that to the extent such disbursement (upon the funding thereof) will cause the outstanding principal balance of Revolving Loans to exceed the MRT Allocated Amount, no New York Mortgage Recording Tax shall be payable under this clause (e) on the amount of such excess; and (f) in the case of any Credit Event upon or after the earlier of (x) the Post-Closing Mortgage Deadline or (y) the date of satisfaction of the Post-Closing Mortgage Collateral Requirement, if immediately following such Credit Event the aggregate amount of Loans will exceed the Unaffected Collateral Property Availability, unless waived in writing by the Administrative Agent in its sole and absolute discretion, the Borrower shall have obtained and delivered to the Administrative Agent the Required Title Updates. Each Credit Event (other than a conversion of a SOFR Loan to a Base Rate Loan) shall constitute a certification by the Borrower to the effect set forth in the preceding sentence (both as of the date of the giving of notice relating to such Credit Event and, unless the Borrower otherwise notifies the Administrative Agent prior to the date of such Credit Event, as of the date of the occurrence of such Credit Event but limited, in the case of a continuation of a SOFR Loan or a conversion of a Base Rate Loan to a SOFR Loan, only as to the certification in (ii)(a) of the preceding sentence). In addition, the Borrower shall be deemed to have represented to the Administrative Agent and the Lenders at the time any Loan is made or any Letter of Credit is issued that all conditions to the making of such Loan or issuing of such Letter of Credit contained in this Article VI. have been satisfied. Unless set forth in writing to the contrary, the making of its initial Loan by a Lender shall constitute a certification by such Lender to the Administrative Agent for the benefit of the Administrative Agent and the Lenders that the conditions precedent for initial Loans set forth in Sections 6.1. and 6.2. have been satisfied (or waived by the Lenders in accordance with the terms of this Agreement). Section 6.3 Conditions Subsequent to Certain Credit Events.

NAI-5009845676v8 75 If, in connection with any Credit Event, the Administrative Agent, in its sole and absolute discretion in accordance with Section 6.2(f), waived delivery of any Required Title Updates that would have been required as a condition precedent to such Credit Event in accordance with Section 6.2(f), then the Borrower shall obtain and deliver to the Administrative Agent within five (5) Business Days of such Credit Event (or such longer period as the Administrative Agent may approve in its sole discretion) such Required Title Updates. If any Required Title Updates delivered in connection with any Credit Event (regardless of whether delivered to the Administrative Agent before or after such Credit Event) disclose any mechanic’s, materialman’s or other similar Lien filed with respect to any Affected Collateral Property (each, a “Mechanic’s Lien”), then within ten (10) Business Days of demand (or such longer period as the Administrative Agent may approve in its sole discretion), the Borrower shall do one of the following: (A) pay and discharge such Mechanic’s Lien, and provide a Required Title Update confirming such Mechanic’s Lien no longer affects the applicable Affected Collateral Property; (B) effect the release of such Mechanic’s Lien by recording (and delivering to the Administrative Agent evidence thereof) a bond in sufficient form and amount, and deliver to the Administrative Agent a Required Title Update confirming such Mechanic’s Lien no longer affects the applicable Affected Collateral Property; or (C) provide the Administrative Agent (or an escrow holder pursuant to an escrow arrangement acceptable to the Administrative Agent) with security, title insurance protection, cash reserves or such other assurances, in each such case, in such form and amounts, as the Administrative Agent deems, in its sole discretion, to be sufficient for the payment of such Mechanic’s Lien. Article VII. REPRESENTATIONS AND WARRANTIES Section 7.1 Representations and Warranties. In order to induce the Administrative Agent and each Lender to enter into this Agreement and to make Loans and, in the case of the Issuing Banks, to issue Letters of Credit, the Borrower represents and warrants to the Administrative Agent, each Issuing Bank and each Lender as follows: (a) Organization; Power; Qualification. Each of the Borrower, the other Loan Parties and the other Subsidiaries is a corporation, partnership or other legal entity, duly organized or formed, validly existing and in good standing under the jurisdiction of its incorporation or formation, has the power and authority to own or lease its respective properties and to carry on its respective business as now being and hereafter proposed to be conducted and is duly qualified and is in good standing as a foreign corporation, partnership or other legal entity, and authorized to do business, in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization and where the failure to be so qualified or authorized could reasonably be expected to have, in each instance, a Material Adverse Effect. No Loan Party nor any Subsidiary thereof is an Affected Financial Institution or a Covered Party. (b) Ownership Structure. Part I of Schedule 7.1.(b) is, as of the Agreement Date, a complete and correct list of all Subsidiaries of the Borrower setting forth for each such Subsidiary, (i) the jurisdiction of organization of such Subsidiary, (ii) each Person holding any Equity Interest in such Subsidiary, (iii) the nature of the Equity Interests held by each such Person and (iv) the percentage of ownership of such Subsidiary represented by such Equity Interests. As of the Agreement Date, except as disclosed in such Schedule, (A) each of the Borrower and its Subsidiaries owns, free and clear of all Liens (other than Permitted Liens of the types described in clause (f) of the definition of “Permitted Liens”), and has the unencumbered right to vote, all outstanding Equity Interests in each Subsidiary (other than in any Excluded Subsidiary) shown to be held by it on such Schedule, (B) all of the issued and outstanding capital stock of each such Person organized as a corporation is validly issued, fully paid and nonassessable and (C) there are no outstanding subscriptions, options, warrants, commitments, preemptive rights or agreements of any kind (including, without limitation, any stockholders’ or voting trust agreements) for the issuance, sale,

NAI-5009845676v8 76 registration or voting of, or outstanding securities convertible into, any additional shares of capital stock of any class, or partnership or other ownership interests of any type in, any such Person. As of the Agreement Date, Part II of Schedule 7.1.(b) correctly sets forth all Unconsolidated Affiliates of the Borrower, including the correct legal name of such Person, the type of legal entity which each such Person is, and all Equity Interests in such Person held directly or indirectly by the Borrower. (c) Authorization of Loan Documents and Borrowings. The Borrower has the right and power, and has taken all necessary action to authorize it, to borrow and obtain other extensions of credit hereunder. The Borrower and each other Loan Party has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform each of the Loan Documents to which it is a party in accordance with their respective terms and to consummate the transactions contemplated hereby and thereby. The Loan Documents to which the Borrower or any other Loan Party is a party have been duly executed and delivered by the duly authorized officers of such Person and each is a legal, valid and binding obligation of such Person enforceable against such Person in accordance with its respective terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein and as may be limited by equitable principles generally. (d) Compliance of Loan Documents with Laws. The execution, delivery and performance of this Agreement and the other Loan Documents to which any Loan Party is a party in accordance with their respective terms and the borrowings and other extensions of credit hereunder do not and will not, by the passage of time, the giving of notice, or both: (i) require any material Governmental Approval not already obtained or violate in any material respect any Applicable Law (including all Environmental Laws) relating to the Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of any Loan Party; (iii) conflict with, result in a breach of or constitute a default under any indenture, agreement or other instrument to which the Borrower or any other Loan Party is a party or by which it or any of its respective properties may be bound, which could reasonably be expected to have a Material Adverse Effect; or (iv) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Loan Party other than in favor of the Administrative Agent for its benefit and the benefit of the other Lender Parties and Permitted Liens. (e) Compliance with Law; Governmental Approvals. Each of the Borrower, the other Loan Parties and the other Subsidiaries is in compliance with each Governmental Approval and all other Applicable Laws relating to it except for noncompliances which, and Governmental Approvals the failure to possess which, could not, individually or in the aggregate, reasonably be expected to cause have a Material Adverse Effect. (f) Title to Properties; Liens. Schedule 7.1.(f) is, as of the Agreement Date, a complete and correct listing of all Properties of the Borrower, each other Loan Party and each other Subsidiary, setting forth, for each such Property, the current occupancy status of such Property and whether such Property is a Development Property and, if such Property is a Development Property, the status of completion of such Property. Each of the Borrower, each other Loan Party and each other Subsidiary has good, marketable and legal title to, or a valid leasehold interest in, its respective assets, except for minor defects in title or interest that do not materially adversely affect the profitable operation of such assets by such Person. Each Collateral Property satisfies all requirements set forth in the definition of “Eligible Property”. As of the Agreement Date, there are no Liens encumbering or otherwise affecting any assets of the Borrower, any Subsidiary or any other Loan Party except for Permitted Liens. No Collateral Property nor any direct or indirect interest of the Borrower therein (which includes, for avoidance of doubt, the direct and indirect equity interests of the Subsidiary Owner thereof) is subject to any Lien (other than Permitted Liens described in clauses (a), (b), (d), (e) and (f) of the definition of that term) or any Negative Pledge.

NAI-5009845676v8 77 (g) Existing Indebtedness; Total Liabilities. Schedule 7.1.(g) is, as of the Agreement Date (upon giving effect to the Agreement Date Transactions), a complete and correct listing of all Indebtedness for borrowed money (including all Guarantees (other than Guarantees of customary exceptions to nonrecourse liability)) of each of the Borrower, the other Loan Parties and the other Subsidiaries, and if such Indebtedness is secured by any Lien, a description of all of the property subject to such Lien. As of the Agreement Date, the Borrower, the other Loan Parties and the other Subsidiaries have performed and are in compliance in all material respects with all of the terms of such Indebtedness and all instruments and agreements relating thereto, and no default or event of default, or event or condition which with the giving of notice, the lapse of time, or both, would constitute a default or event of default, exists with respect to any such Indebtedness. (h) Material Contracts. Schedule 7.1.(h) is, as of the Agreement Date, a true, correct and complete listing of all Material Contracts. Each of the Borrower, the other Loan Parties and the other Subsidiaries that are parties to any Material Contract has performed and is in compliance in all material respects with all of the terms of such Material Contract, and no default or event of default, or event or condition which with the giving of notice, the lapse of time, or both, would constitute such a default or event of default, exists with respect to any such Material Contract. (i) Litigation. Except as set forth on Schedule 7.1.(i), there are no actions, suits or proceedings pending (nor, to the knowledge of any Loan Party, are there any actions, suits or proceedings threatened, nor is there any basis therefor) against or in any other way relating adversely to or affecting the Borrower, any other Loan Party, any other Subsidiary or any of their respective property in any court or before any arbitrator of any kind or before or by any other Governmental Authority which, (i) could reasonably be expected to have a Material Adverse Effect or (ii) in any manner draws into question the validity or enforceability of any Loan Document. There are no strikes, slow downs, work stoppages or walkouts or other labor disputes in progress or threatened relating to, any Loan Party or any other Subsidiary, except as could not reasonably be expected to have a Material Adverse Effect. (j) Taxes. All federal and state income tax returns and other material tax returns of the Borrower, each other Loan Party and each other Subsidiary required by Applicable Law to be filed have been duly filed, and all federal and state income taxes and other material taxes, assessments and other governmental charges or levies upon, each Loan Party, each other Subsidiary and their respective properties, income, profits and assets which are due and payable have been paid, except any such nonpayment or non-filing which is at the time permitted under Section 8.6. As of the Agreement Date, none of the United States federal income tax returns of the Borrower, any other Loan Party or any other Subsidiary is under audit by any Governmental Authority. (k) Financial Statements. The Borrower has furnished to each Lender copies of the financial statements described in Section 6.1.(a)(xvi). Such financial statements (including in each case related schedules and notes) are complete and correct in all material respects and present fairly, in accordance with GAAP consistently applied throughout the periods involved, the consolidated financial position of Parent and its consolidated Subsidiaries as at their respective dates and the results of operations and the cash flows for such periods (subject, as to interim statements, to changes resulting from normal year-end audit adjustments). Neither Parent nor any of its consolidated Subsidiaries has on the Agreement Date any material contingent liabilities, liabilities, liabilities for taxes, unusual or long-term commitments or unrealized or forward anticipated losses from any unfavorable commitments that would be required to be set forth in its financial statements or notes thereto, except as referred to or reflected or provided for in said financial statements. (l) No Material Adverse Change; Solvency. Since December 31, 2024, there has been no event, change, circumstance or occurrence that could reasonably be expected to have a Material Adverse

NAI-5009845676v8 78 Effect. The Borrower, the other Loan Parties and the other Subsidiaries, on a consolidated basis, are Solvent. (m) Security Interests. The Security Documents, when executed and delivered hereunder, collectively create, as security for the Guaranteed Obligations, valid and enforceable Liens on all of the Collateral granted pursuant thereto in favor of the Administrative Agent for its benefit and the benefit of the other Lenders. (n) ERISA. (i) Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect: (A) each Benefit Arrangement and Plan is in compliance with the applicable provisions of ERISA, the Internal Revenue Code and other Applicable Laws, (B) each Qualified Plan and Plan has received a favorable determination letter from the Internal Revenue Service or is maintained under a prototype plan and may rely upon a favorable opinion letter issued by the Internal Revenue Service with respect to such prototype plan and, to the best knowledge of the Borrower, nothing has occurred which would cause the loss of its reliance on each Qualified Plan’s favorable determination letter or opinion letter, and (C) the “benefit obligation” of all Plans does not exceed the “fair market value of plan assets” for such Plans all as determined by and with such terms defined in accordance with FASB ASC 715. (ii) Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect: (A) no ERISA Event has occurred or is expected to occur; (B) there are no pending, or to the best knowledge of the Borrower, threatened, claims, actions or lawsuits or other action by any Governmental Authority, plan participant or beneficiary with respect to a Benefit Arrangement; and (C) there are no violations of the fiduciary responsibility rules with respect to any Benefit Arrangement; and (D) to the best knowledge of the Borrower, no member of the ERISA Group has engaged in a non-exempt “prohibited transaction,” as defined in Section 406 of ERISA and Section 4975 of the Internal Revenue Code, in connection with any Plan, that would subject any member of the ERISA Group to a tax on prohibited transactions imposed by Section 502(i) of ERISA or Section 4975 of the Internal Revenue Code. (o) Absence of Default. None of the Loan Parties or any of the other Subsidiaries is in default under its certificate or articles of incorporation or formation, bylaws, partnership agreement or other similar organizational documents, and no event has occurred, which has not been remedied, cured or waived: (i) which constitutes a Default or an Event of Default; or (ii) which constitutes, or which with the passage of time, the giving of notice, or both, would constitute, a default or event of default by, any Loan Party or any other Subsidiary under any agreement (other than this Agreement) or judgment, decree or order to which any such Person is a party or by which any such Person or any of its respective properties may be bound where such default or event of default could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. (p) Environmental Laws. Each of the Borrower, each other Loan Party and each other Subsidiary: (i) is in compliance with all Environmental Laws applicable to its business, operations and the Properties, (ii) has obtained all Governmental Approvals which are required under Environmental Laws, and each such Governmental Approval is in full force and effect, and (iii) is in compliance with all terms and conditions of such Governmental Approvals, where with respect to each of the immediately preceding clauses (i) through (iii) the failure to obtain or to comply with could reasonably be expected to have a Material Adverse Effect. Except for any of the following matters that could not reasonably be expected to have a Material Adverse Effect, no Loan Party has any knowledge of, nor has any Loan Party received notice of, any past, present, or pending releases, events, conditions, circumstances, activities, practices, incidents, facts, occurrences, actions, or plans that, with respect to any Loan Party or any other Subsidiary, their respective businesses, operations or with respect to the Properties, may: (x) cause or contribute to an

NAI-5009845676v8 79 actual or alleged violation of or noncompliance with Environmental Laws, (y) cause or contribute to any other potential common-law or legal claim or other liability, or (z) cause any of the Properties to become subject to any restrictions on ownership, occupancy, use or transferability under any Environmental Law or require the filing or recording of any notice, approval or disclosure document under any Environmental Law and, with respect to the immediately preceding clauses (x) through (z) is based on or related to the on- site or off-site manufacture, generation, processing, distribution, use, treatment, storage, disposal, transport, removal, clean up or handling, or the emission, discharge, release or threatened release of any Hazardous Material. There is no civil, criminal, or administrative action, suit, demand, claim, hearing, notice, or demand letter, mandate, order, lien, request, investigation, or proceeding pending or, to the Borrower’s knowledge after due inquiry, threatened, against the Borrower, any other Loan Party or any other Subsidiary relating in any way to Environmental Laws which, could reasonably be expected to have a Material Adverse Effect. None of the Properties is listed on or proposed for listing on the National Priority List promulgated pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980 and its implementing regulations, or any state or local priority list promulgated pursuant to any analogous state or local law. To the Borrower’s knowledge, no Hazardous Materials generated at or transported from the Properties are or have been transported to, or disposed of at, any location that is listed or proposed for listing on the National Priority List or any analogous state or local priority list, or any other location that is or has been the subject of a clean-up, removal or remedial action pursuant to any Environmental Law, except to the extent that such transportation or disposal could not reasonably be expected to result in a Material Adverse Effect. (q) Investment Company. None of the Borrower, any other Loan Party or any other Subsidiary is (i) an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940 (15 U.S.C. § 80(a)(1), et seq.) or (ii) subject to any other Applicable Law which purports to regulate or restrict its ability to borrow money or obtain other extensions of credit that would impair its ability to consummate the transactions contemplated by this Agreement or to perform its obligations under any Loan Document to which it is a party. (r) Margin Stock. None of the Borrower, any other Loan Party or any other Subsidiary is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying “margin stock” within the meaning of Regulation U of the FRB. (s) Affiliate Transactions. Except as permitted by Section 10.10. or as otherwise set forth on Schedule 7.1.(s), none of the Borrower, any other Loan Party or any other Subsidiary is a party to or bound by any agreement or arrangement with any Affiliate. (t) Intellectual Property. Each of the Loan Parties and each other Subsidiary owns or has the right to use, under valid license agreements or otherwise, all patents, licenses, franchises, trademarks, trademark rights, service marks, service mark rights, trade names, trade name rights, trade secrets and copyrights (collectively, “Intellectual Property”) necessary to the conduct of its businesses, without known conflict with any patent, license, franchise, trademark, trademark right, service mark, service mark right, trade secret, trade name, copyright, or other proprietary right of any other Person. All such Intellectual Property is fully protected and/or duly and properly registered, filed or issued in the appropriate office and jurisdictions for such registrations, filing or issuances, except as could not reasonably be expected to have a Material Adverse Effect. No material claim has been asserted by any Person with respect to the use of any such Intellectual Property by the Borrower, any other Loan Party or any other Subsidiary, or challenging or questioning the validity or effectiveness of any such Intellectual Property. The use of such Intellectual Property by the Borrower, the other Loan Parties and the other Subsidiaries does not infringe on the rights of any Person, subject to such claims and infringements as do not, in the aggregate, give rise to any liabilities

NAI-5009845676v8 80 on the part of the Borrower, any other Loan Party or any other Subsidiary that could reasonably be expected to have a Material Adverse Effect. (u) Business. As of the Agreement Date, the Borrower, the other Loan Parties and the other Subsidiaries are engaged in the business of acquiring, developing, redeveloping, financing, owning and operating office properties and other net leased commercial properties, together with other business activities incidental thereto. (v) Broker’s Fees. No broker’s or finder’s fee, commission or similar compensation will be payable with respect to the transactions contemplated hereby. No other similar fees or commissions will be payable by any Loan Party for any other services rendered to the Borrower, any other Loan Party or any other Subsidiary ancillary to the transactions contemplated hereby. (w) Accuracy and Completeness of Information. The Borrower and its Subsidiaries have disclosed to the Administrative Agent, the Issuing Banks and the Lenders all agreements, instruments and corporate or other restrictions to which the Borrower, any other Loan Party or any other Subsidiary is subject, and all other matters known to them, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. No financial statement, material report, material certificate or other material written information furnished (other than industry specific or general economic information) by or on behalf of the Borrower, any other Loan Party or any other Subsidiary to the Administrative Agent, any Issuing Bank or any Lender in connection with the transactions contemplated by the Loan Documents and the negotiation of the Loan Documents or delivered hereunder or thereunder (as modified or supplemented by other information so furnished), taken together as a whole, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not materially misleading; provided that, with respect to projected financial information, pro forma financial information, estimated financial information and other projected or estimated or forward-looking information, such information was prepared in good faith based upon assumptions believed to be reasonable at the time (it being recognized by the Lenders that projections are subject to contingencies and uncertainties, many of which are not within the control of Parent and its Subsidiaries and are not to be viewed as facts and that the actual results during the period or periods covered by such projections may vary from such projections and such variances may be material). As of the Agreement Date, all of the information included in the Beneficial Ownership Certification is true and correct. (x) Not Plan Assets; No Prohibited Transactions. None of the assets of the Borrower, any other Loan Party or any other Subsidiary constitutes Plan Assets. Assuming that no Lender funds any amount payable by it hereunder with Plan Assets, the execution, delivery and performance of this Agreement and the other Loan Documents, and the extensions of credit and repayment of amounts hereunder, do not and will not constitute “prohibited transactions” under ERISA or the Internal Revenue Code. (y) Anti-Corruption Laws and Sanctions; Outbound Investment Rules. (i) None of the Borrower, any Subsidiary, any of their respective directors, officers, employees, Affiliates or to the knowledge of the Borrower, any agent or representative of the Borrower or any Subsidiary that will act in any capacity in connection with or benefit from this Agreement, (i) is a Sanctioned Person or currently the subject or target of any Sanctions, (ii) has its assets located in a Sanctioned Country, (ii) directly or indirectly derives revenues from investments in, or transactions with, Sanctioned Persons or (iv) has violated any Anti-Money Laundering Law in any material respect. Each of the Borrower and its Subsidiaries, and to the knowledge of Borrower, each director, officer, employee, agent and Affiliate of Borrower and each such

NAI-5009845676v8 81 Subsidiary, is in compliance with the Anti-Corruption Laws in all material respects. The Borrower has implemented and maintains in effect policies and procedures designed to promote and achieve compliance with the Anti-Corruption Laws and applicable Sanctions by the Borrower, its Subsidiaries, their respective directors, officers, employees, Affiliates and agents and representatives of the Borrower or any Subsidiary that will act in any capacity in connection with or benefit from this Agreement. (ii) None of Parent, the Borrower, any other Loan Party nor any of their respective Subsidiaries (i) is a “covered foreign person” as that term is used in the Outbound Investment Rules or (ii) currently engages, or has any present intention to engage in the future, directly or indirectly, in (A) a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, (B) any activity or transaction that would constitute a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, if such Loan Party or such Subsidiary were a United States Person or (C) any other activity that would cause the Administrative Agent or any Lender to be in violation of the Outbound Investment Rules or cause the Administrative Agent or any Lender to be legally prohibited by the Outbound Investment Rules from performing under this Agreement. (z) REIT Status. Parent will be organized in a manner that will enable it to qualify as, and will elect to be treated as, a REIT and will be in compliance with the requirements and conditions imposed under the Internal Revenue Code to allow Parent to maintain its status as a REIT. (aa) Collateral Properties. (i) Eligibility. Each Collateral Property is an Eligible Property. (ii) Americans with Disabilities Act Compliance. To the knowledge of each Loan Party, the Collateral Properties comply with the requirements and regulations of the Americans with Disabilities Act, of July 26, 1990, Pub. L. No. 101-336, 104 Stat. 327, 42 U.S.C. § 12101, et seq., in all material respects. (iii) Property Agreements. The Borrower and each applicable Loan Party have delivered to the Administrative Agent true, correct and complete copies of each management agreement and Lease for each Collateral Property. To the knowledge of each Loan Party, as of the Agreement Date, each management agreement and each Lease for each Collateral Property is in full force and effect, has not been amended or modified (except by amendments or modifications delivered to the Administrative Agent as aforesaid), and, except as set forth on Schedule 7.1.(aa)(iii), there are no events of default (beyond applicable notice and cure periods) or material defaults thereunder of which any Loan Party has received written notice or otherwise has knowledge. Except for each management agreement previously delivered to the Administrative Agent, no agreements exist which are binding on any of the Loan Parties relating to the management of any of the Collateral Properties. (iv) Certificate of Occupancy; Licenses. To the knowledge of each Loan Party, all material certificates, permits, licenses and approvals, including certificates of completion and occupancy permits, required for the legal use, occupancy and operation of each Collateral Property (excluding, however, certificates of occupancy for tenant spaces and improvements) have been obtained and are in full force and effect. The use being made of each Collateral Property is in conformity with all material certificates, permits, licenses and approvals issued for and currently applicable to each Collateral Property.

NAI-5009845676v8 82 (v) Physical Condition. To the knowledge of each Loan Party (except (i) as disclosed in any property condition report for any Collateral Property delivered to the Administrative Agent prior to the Agreement Date and (ii) for ordinary course repairs and replacements (in each case not attributable to a Casualty/Condemnation Event) that are being diligently pursued in good faith by the applicable Loan Party or tenant), (a) each Collateral Property (including all buildings, improvements, parking facilities, sidewalks, storm drainage systems, roofs, plumbing systems, HVAC systems, fire protection systems, electrical systems, equipment, elevators, exterior sidings and doors, landscaping, irrigation systems and all structural components, as applicable) is in good condition, order and repair in all material respects, subject to ordinary wear and tear; and (b) there exist no structural or other material defects in or damage to any Collateral Property, whether latent or otherwise. No Loan Party has received or has any knowledge of: (i) any written notice from any insurance company or bonding company of any defects or inadequacies in any Collateral Property, or any part thereof, which would adversely affect the insurability of the same in any material respect or cause the imposition of extraordinary premiums or charges thereon; or (ii) any written notice of any termination or threatened termination (other than any threatened termination for which the applicable Loan Party is pursuing a replacement in good faith) of any policy of insurance or bond with respect to any Collateral Property. (vi) Boundaries. Except as shown on any survey for any Collateral Property delivered to the Administrative Agent prior to the Agreement Date, (A) all of the improvements at each Collateral Property lie wholly within the boundaries and building restriction lines of such Collateral Property, and no improvements on adjoining properties encroach upon any Collateral Property, except, in each case, where such encroachment of an improvement does not and will not have a material adverse effect on the use, operation or value of such Collateral Property and, with respect to any such encroachment of an improvement from a Collateral Property onto an adjoining property, for which affirmative coverage has been provided in the applicable Title Policy, and (B) no improvements encroach upon or violate any easements or other encumbrances upon any Collateral Property in any material respect, except those for which affirmative coverage has been provided in the applicable Title Policy. (vii) Flood Zone. Except as set forth on Schedule 7.1(aa)(vii) (as such schedule may be supplemented from time to time by the Administrative Agent in its sole discretion without the consent of any other Person), as of the date of the most recent flood hazard certification obtained by the Administrative Agent for any Collateral Property, no portion of such Collateral Property will be located in an area identified by the Federal Emergency Management Agency as a special flood hazard area. (viii) Filing and Recording Taxes. All transfer taxes, deed stamps, intangible taxes, personal property taxes or other amounts in the nature of transfer or debt taxes required to be paid under applicable law in connection with the transfer of or debt on the Collateral Properties prior to the Agreement Date, if any, have been paid. Any mortgage or deed of trust recording, stamp, intangible, personal property or other similar taxes required to be paid under applicable law in connection with the execution, delivery, recordation, filing, registration, perfection or enforcement of any of the Loan Documents, including, without limitation, the Security Documents, were or will be paid substantially concurrently with the recording of the Security Instrument encumbering the Property becoming a Collateral Property, as applicable. All taxes and governmental assessments due and owing in respect of the Collateral Properties have been paid prior to delinquency, other than taxes or assessments being contested in good faith by appropriate proceedings in accordance with Section 13.23.

NAI-5009845676v8 83 (ix) Property Information. (A) To the knowledge of each Loan Party, the Collateral Properties include sufficient on-site parking (either directly or through an insurable and recorded easement) to comply with Applicable Law; (B) the Collateral Properties currently abut, or have insurable access pursuant to a recorded agreement to, completed and dedicated public thoroughfares; and (C) to the knowledge of each Loan Party, no archaeological ruins, discoveries or specimens, or cemeteries exist on any Collateral Property. (x) Brokers. No agreements exist which are binding on any of the Loan Parties relating to the future leasing of such rentable spaces within the Collateral Properties by brokers or other similar agents that are not terminable on more than 30 days’ notice, other than the agreement in respect of the Initial Collateral Property owned by 257 W. Genesee, LLC as identified on Schedule 1.1.(c), which agreement is terminable on 60 days’ notice. (xi) Parking. No agreements exist which are binding on any of the Loan Parties relating to the rights of tenants at the Collateral Properties to park at locations other than at the Collateral Properties, except for valid and recorded easements and other matters of record that give the owner of such Collateral Properties (and its tenants) insurable such rights to park at such locations. (xii) Ground Lease Matters. (A) Each Collateral Property Ground Lease constitutes an Eligible Ground Lease. (B) The Borrower has delivered to the Administrative Agent a true, correct, and complete copy (inclusive of all amendments, supplements, and modifications thereto, all assignments and transfers thereof, and all guaranties thereof, if any) of each Collateral Property Ground Lease. (C) There is no existing event of default (beyond applicable notice and cure periods) or material default under the provisions of any Collateral Property Ground Lease or in the performance of any of the terms, covenants, conditions or warranties thereof on the part of the ground lessor or the applicable Subsidiary Owner to be kept, performed and observed under such Collateral Property Ground Lease. (D) The interest of the tenant/lessee under each Collateral Property Ground Lease is presently vested in the applicable Subsidiary Owner, and such Subsidiary Owner is the holder of the sole leasehold estate in the Collateral Property affected by each such Collateral Property Ground Lease in accordance with the provisions of such Collateral Property Ground Lease. Other than pursuant to a Security Instrument or any other applicable Security Document, no Subsidiary Owner has executed any other mortgage, deed of trust, pledge, assignment, hypothecation, or other transfer, lien, security interest, or other encumbrance (other than Permitted Liens) of all or any portion of its right, title and interest under any Collateral Property Ground Lease. No Subsidiary Owner has executed any instrument or agreement with respect to any Collateral Property Ground Lease that could reasonably be expected to prevent or restrict the Administrative Agent from exercising its rights and remedies under any Security Instrument or any other Loan Documents relating in any way to any Collateral Property Ground Lease. (bb) Flood Hazard Insurance. With respect to each Collateral Property, the Administrative Agent has received (i) such flood hazard certifications, notices and confirmations thereof, and effective flood hazard insurance policies as described in Annex I, (ii) all flood hazard insurance policies required

NAI-5009845676v8 84 hereunder have been obtained and remain in full force and effect, and the premiums thereon have been paid in full, and (iii) except as the Borrower has previously given written notice thereof to the Administrative Agent, there has been no redesignation of any Collateral Property into or out of a special flood hazard area. (cc) Special Purpose Requirements. Each of Holdings and each Subsidiary Owner is and will continue to be a Special Purpose Entity through the termination of this Agreement. Section 7.2 Survival of Representations and Warranties, Etc. All representations and warranties made under this Agreement and the other Loan Documents shall be deemed to be made at and as of the Agreement Date, the Effective Date, the date on which any extension of the Revolving Termination Date is effectuated pursuant to Section 2.14, the date on which any Collateral Property Addition is effectuated pursuant to Section 8.16(a), and at and as of the date of the occurrence of each Credit Event (other than a continuation of a SOFR Loan or conversion of a Loan of one Type to the other Type), except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances not prohibited under the Loan Documents. All such representations and warranties shall survive the effectiveness of this Agreement, the execution and delivery of the Loan Documents and the making of the Loans and the issuance of the Letters of Credit. Article VIII. AFFIRMATIVE COVENANTS For so long as this Agreement is in effect, the Borrower shall comply with the following covenants: Section 8.1 Preservation of Existence and Similar Matters. Except as otherwise permitted under Section 10.4., the Borrower shall, and shall cause each other Loan Party and each other Subsidiary to, (a) preserve and maintain its respective existence in the jurisdiction of its incorporation or formation, (b) preserve and maintain its respective rights, franchises, licenses and privileges in the jurisdiction of its incorporation or formation and (c) qualify and remain qualified and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification and authorization except in the case of clauses (a)(solely with respect to Subsidiaries that are not Loan Parties), (b) and (c), to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect. Section 8.2 Compliance with Applicable Law. The Borrower shall comply, and shall cause each other Loan Party and each other Subsidiary to comply, and the Borrower shall use, and shall cause each other Loan Party and each other Subsidiary to use, commercially reasonable efforts to cause all other Persons occupying, using or present on the Properties to comply, with all Applicable Law, including the obtaining of all Governmental Approvals, the failure with which to comply could reasonably be expected to have a Material Adverse Effect. Parent and the Borrower shall maintain in effect and enforce policies and procedures designed to promote and achieve compliance with the Anti-Corruption Laws and applicable Sanctions by the Parent, the Borrower, their respective Subsidiaries, their respective directors, officers, employees, Affiliates and agents and representatives of Parent, the Borrower or any other Subsidiary of Parent that will act in any capacity in connection with or benefit from this Agreement. The Borrower shall (i) notify the Administrative Agent and each Lender that previously received a Beneficial Ownership Certification (or a certification that the Borrower qualifies for an express exclusion to the “legal entity customer” definition under the Beneficial

NAI-5009845676v8 85 Ownership Regulation) of any change in the information provided in the Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified therein (or, if applicable, the Borrower ceasing to fall within an express exclusion to the definition of “legal entity customer” under the Beneficial Ownership Regulation), and (ii) promptly upon the reasonable request of the Administrative Agent or any Lender, provide the Administrative Agent or directly to such Lender, as the case may be, any information or documentation requested by it for purposes of complying with the Beneficial Ownership Regulation. Section 8.3 Maintenance of Property. In addition to the requirements of any of the other Loan Documents, the Borrower shall, and shall cause each other Loan Party and each other Subsidiary to, protect and preserve all of its respective material properties, including, but not limited to, all Intellectual Property necessary to the conduct of its respective business, and maintain in good repair, working order and condition all tangible properties, ordinary wear and tear excepted, except as could not reasonably be expected to have a Material Adverse Effect. Section 8.4 Conduct of Business. The Borrower shall, and shall cause each other Loan Party and each other Subsidiary to, carry on its respective businesses as described in Section 7.1.(u). Section 8.5 Insurance. (a) In addition to the requirements of any of the other Loan Documents, the Borrower shall, and shall cause each other Loan Party and each other Subsidiary to, maintain insurance (on a replacement cost basis) with financially sound and reputable insurance companies against such risks and in such amounts as is customarily maintained by Persons engaged in similar businesses or as may be required by Applicable Law. The Borrower shall from time to time deliver to the Administrative Agent upon request a detailed list, together with copies of all policies of the insurance then in effect, stating the names of the insurance companies, the amounts and rates of the insurance, the dates of the expiration thereof and the properties and risks covered thereby. (b) In addition to, and not in limitation of, the foregoing, the Borrower shall, and shall cause each Subsidiary Owner to, maintain such additional insurance with respect to such Collateral Property as the Administrative Agent may require from time to time, including, without limitation, flood insurance coverage (including contents coverage, as applicable). All insurance policies shall be in amounts and have deductibles, limits and retentions as reasonably required by the Administrative Agent. All insurance policies shall be issued and maintained by insurers approved to do business in the jurisdiction in which the applicable Collateral Property is located and must have an A.M. Best Company financial rating and policyholder surplus acceptable to the Administrative Agent. The Borrower shall from time to time deliver to the Administrative Agent upon request a detailed list, together with copies of all policies of the insurance then in effect, stating the names of the insurance companies, the amounts and rates of the insurance, the dates of the expiration thereof and the properties and risks covered thereby and insurance certificates, in each such case, in form acceptable to the Administrative Agent, providing that the insurance coverage required under this Section 8.5(b). is in full force and effect and stating that such coverage shall not to be cancelable or materially changeable without ten (10) days prior written notice to the Administrative Agent of any cancelation for nonpayment of premiums, and not less than thirty (30) days prior written notice to the Administrative Agent of any other cancellation or any modification (including a reduction in coverage), together with appropriate evidence that the Administrative Agent, for its benefit and for the benefit of the other Lenders, is named as mortgagee lender’s loss payee on each property casualty insurance policy and additional insured on all other insurance policies, in each case, on insurance policies to which loss payee or

NAI-5009845676v8 86 additional insured endorsement is customarily available (in each such case, pursuant to endorsements acceptable to the Administrative Agent) that Borrower or any Subsidiary actually maintains with respect to any Collateral Property and improvements on such Collateral Property. (c) The proceeds of any and all insurance maintained with respect to each Collateral Property has been assigned to Administrative Agent for the benefit of the Lenders as additional collateral for the Guaranteed Obligations of the Subsidiary Owner of such Collateral Property, and such proceeds shall be delivered, held, applied and released as set forth in the applicable Security Instrument related to such Collateral Property. (d) The Borrower shall deliver to the Administrative Agent, within ten (10) days after the Administrative Agent’s written request, endorsements to any Title Policy as the Administrative Agent may reasonably require with respect to any Collateral Property. Section 8.6 Payment of Taxes and Claims. The Borrower shall, and shall cause each other Loan Party and each other Subsidiary to, pay and discharge when due (a) all federal and state income taxes and other material taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or upon any properties belonging to it, and (b) all lawful claims of materialmen, mechanics, carriers, warehousemen and landlords for labor, materials, supplies and rentals which, if unpaid, might become a Lien on any properties of such Person; provided, however, that this Section shall not require the payment or discharge of any such tax, assessment, charge, levy or claim which is being contested in good faith by appropriate proceedings in accordance with Section 13.23 which operate to suspend the collection thereof and for which adequate reserves have been established on the books of such Person in accordance with GAAP. Section 8.7 Books and Records; Inspections. The Borrower shall, and shall cause each other Loan Party and each other Subsidiary to, keep proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities. The Borrower shall, and shall cause each other Loan Party and each other Subsidiary to, permit representatives of the Administrative Agent or any Lender to visit and inspect any of their respective properties, to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants (in the presence of an officer of the Borrower if an Event of Default does not then exist), all at such reasonable times during business hours and as often as may reasonably be requested and so long as no Event of Default exists, with reasonable prior notice. The Borrower shall be obligated to reimburse the Administrative Agent and the Lenders for their costs and expenses incurred in connection with the exercise of their rights under this Section only if such exercise occurs while an Event of Default exists. The Borrower hereby authorizes and instructs its accountants to discuss the financial affairs of the Borrower, any other Loan Party or any other Subsidiary with the Administrative Agent or any Lender. Section 8.8 Use of Proceeds. The Borrower will use the proceeds of Loans only (a) to finance capital expenditures of Parent, the Borrower and its Subsidiaries; (b) to provide for the working capital needs of Parent, the Borrower and its Subsidiaries and for other general corporate purposes of Parent, the Borrower and its Subsidiaries (including, on the Effective Date, for the repayment in full of indebtedness under the Prior Credit Agreement); and (c) the payment of fees and expenses incurred in connection with this Agreement and the

NAI-5009845676v8 87 other Loan Documents. The Borrower shall only use Letters of Credit for the same purposes for which it may use the proceeds of Loans. Section 8.9 Environmental Matters. The Borrower shall comply, and shall cause each other Loan Party and each other Subsidiary to comply, and the Borrower shall use, and shall cause each other Loan Party and each other Subsidiary to use, commercially reasonable efforts to cause all other Persons occupying, using or present on the Properties to comply, with all Environmental Laws (including actions to remove and dispose of all Hazardous Materials and to clean up the Properties as required under Environmental Laws) the failure with which to comply could reasonably be expected to have a Material Adverse Effect. The Borrower shall, and shall cause each other Loan Party and each other Subsidiary to, promptly take all actions necessary to prevent the imposition of any Liens on any of their respective properties arising out of or related to any Environmental Laws. Nothing in this Section shall impose any obligation or liability whatsoever on the Administrative Agent, any Issuing Bank or any Lender. Section 8.10 Further Assurances. At the Borrower’s cost and expense and upon request of the Administrative Agent, the Borrower shall, and shall cause each other Loan Party and each other Subsidiary to, (i) duly execute and deliver or cause to be duly executed and delivered, to the Administrative Agent such further instruments, documents and certificates, and do and cause to be done such further acts that may be reasonably necessary or advisable in the reasonable opinion of the Administrative Agent to carry out more effectively the provisions and purposes of this Agreement and the other Loan Documents, and (ii) take such additional actions and execute such documents as the Administrative Agent may reasonably require from time to time in order to perfect and maintain the validity, effectiveness and (to the extent required hereby) priority of any of the Security Instruments, the other Security Documents, the Equity Pledges and the Liens intended to be created by any of the foregoing. Section 8.11 Material Contracts. The Borrower shall, and shall cause each other Loan Party and each other Subsidiary to, duly and punctually perform and comply with any and all material representations, warranties, covenants and agreements expressed as binding upon any such Person under any Material Contract and the Borrower shall not, and shall not permit any other Loan Party or any other Subsidiary to, do or knowingly permit to be done anything to impair materially the value of any of the Material Contracts, except, in each case, to the extent that either of the foregoing could not reasonably be expected to have a Material Adverse Effect. Section 8.12 REIT Status. Parent shall maintain its status as, and election to be treated as, a REIT under the Internal Revenue Code. Section 8.13 Exchange Listing. Parent shall maintain at least one class of common shares of Parent having trading privileges on the New York Stock Exchange or NYSE Amex Equities or which is subject to price quotations on The NASDAQ Stock Market’s National Market System. Section 8.14 Guarantors.

NAI-5009845676v8 88 (a) In respect of each Subsidiary of Holdings that owns a Collateral Property or a Collateral Property Addition and that is not already a Guarantor, the Borrower shall, in connection with Section 8.16(a), or otherwise, promptly, deliver to the Administrative Agent each of the following in form and substance reasonably satisfactory to the Administrative Agent: (i) an Accession Agreement executed by such Subsidiary, and (ii) the items that would have been delivered under subsections (vi) through (x) of Section 6.1(a) and under Section 6.1(f) if such Subsidiary had been required to be a Guarantor on the Agreement Date. (b) The Borrower may request in writing that the Administrative Agent release, and upon receipt of such request the Administrative Agent shall release, a Subsidiary Guarantor from the Subsidiary Guaranty so long as: (i) either (A) such Subsidiary Guarantor has ceased (or simultaneously with its release from the Subsidiary Guaranty such Subsidiary will cease) to be a Subsidiary or (B) such Subsidiary Guarantor is not otherwise required to be a party to the Subsidiary Guaranty under the immediately preceding subsection (a); (ii) no Default or Event of Default shall then be in existence or would occur as a result of such release, including without limitation, a Default or Event of Default resulting from a violation of any of the covenants contained in Section 10.1.; (iii) the representations and warranties made or deemed made by the Borrower and each other Loan Party in the Loan Documents to which any of them is a party, shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of the date of such release with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects)) and except for changes in factual circumstances expressly permitted under the Loan Documents; (iv) such Subsidiary Guarantor owns no Collateral Property and the Liens of each Security Document (other than the Pledge Agreement) granted by such Subsidiary Guarantor have been released in accordance with Section 8.16(b) (or will be released substantially concurrently with such release), and (v) the Administrative Agent shall have received such written request at least 10 Business Days (or such shorter period as may be acceptable to the Administrative Agent) prior to the requested date of release. Delivery by the Borrower to the Administrative Agent of any such request shall constitute a representation by the Borrower that the matters set forth in the preceding sentence (both as of the date of the giving of such request and as of the date of the effectiveness of such request) are true and correct with respect to such request. For the avoidance of doubt, neither the Parent Guaranty nor the Holdings Guaranty shall be subject to release pursuant to this Section 8.14(b). (c) In addition, upon the release of a Guarantor pursuant to Section 8.14(b), upon at least ten (10) Business Days (or such shorter period as the Administrative Agent may agree) prior written request by the Borrower, the Administrative Agent shall, at the sole cost and expense of the Borrower, execute such documents as may be necessary to release of the Liens on such released Guarantor granted to the Administrative Agent for its benefit and the benefit of the Lenders herein or pursuant hereto upon the Collateral owned by such released Guarantor effective upon such release; provided, however, that (i) the Administrative Agent shall not be required to execute any such document on terms which, in the Administrative Agent’s opinion, would expose the Administrative Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Liens upon (or obligations of the Borrower or any other Loan Party in respect of) all interests retained by the Borrower or any other Loan Party, all of which shall continue to constitute part of the Collateral subject to the terms hereof. Section 8.15 Equity Pledges. (a) Equity Pledge Requirement.

NAI-5009845676v8 89 (i) Subject to Section 8.15(b) below, at all times on and after the Agreement Date, the Obligations shall be secured by the Collateral Property Pledged Interests. (ii) In connection with any Collateral Property Addition, in addition to the requirements set forth in Section 8.16(a), the Equity Interests issued by the Subsidiary owning such additional Collateral Property (the “Additional Collateral Property Pledged Interests”) shall be pledged to the Administrative Agent. The Borrower shall promptly deliver to the Administrative Agent, to the extent such Equity Interests are not already pledged to the Administrative Agent in accordance with the terms hereof, each of the following in form and substance satisfactory to the Administrative Agent: (i) a supplement to the Pledge Agreement (or a pledge agreement in form and substance reasonably acceptable to the Administrative Agent) executed by each Person that owns any such Equity Interests that are to become Additional Collateral Property Pledged Interests and (ii) such other diligence, searches, operating agreement amendments, schedules, supplements, instruments, certificated interests, certificates, control acknowledgements, UCC financing statements, opinions and/or information in connection therewith as required by the Pledge Agreement (as though such Equity Interests were subject thereto on the Agreement Date) or as requested by the Administrative Agent. (b) Release of Certain Pledged Interests. In connection with (or at any time following) a Property Release, the Borrower may request in writing that the Administrative Agent release, and upon receipt of such request the Administrative Agent shall release, the Lien in favor of the Administrative Agent on any Collateral Property Pledged Interests (other than Equity Interests in Holdings) so long as: (i) no Default or Event of Default has occurred and is continuing or would occur as a result of such release, (ii) such Property Release is effectuated in accordance with Section 8.16(b), and all conditions set forth therein shall have been satisfied, (iii) the issuer of such Collateral Property Pledged Interest owns no Collateral Property, and (iv) the Administrative Agent shall have received such written request at least 10 Business Days (or such shorter period as may be acceptable to the Administrative Agent) prior to the requested date of release. In addition, the Administrative Agent shall take such actions as reasonably requested pursuant to Section 8.14(c). Delivery by the Borrower to the Administrative Agent of any such request shall constitute a representation by the Borrower that the matters set forth in the preceding sentence (both as of the date of such request and as of the date of such release) are true and correct with respect to such request. Notwithstanding anything herein to the contrary, none of the Equity Interests issued by Holdings and pledged by the Borrower pursuant to the Holdings Pledge Agreement shall be subject to release pursuant to this Section 8.15(b). (c) No Liens or Negative Pledges. Neither the Pledged Interests nor any asset owned by the issuer of such Pledged Interest nor any direct or indirect interest of Parent in such issuer shall be subject to any Lien (other than Liens permitted to be incurred on such property not in violation of Section 10.2(a)) or Negative Pledge. (d) Security Interests. Each of Holdings and the Borrower represents, warrants and covenants that each of the Pledge Agreement and the Holdings Pledge Agreement creates as security for the Obligations a valid and enforceable Lien on all of the Collateral granted pursuant thereto in favor of the Administrative Agent for the benefit of the Lender Parties, superior to and prior to the rights of all third parties in such Collateral (other than Liens permitted to be incurred not in violation of Section 10.2(a)). (e) Other Indebtedness. Each of Holdings and the Borrower represents, warrants and covenants that (i) no Indebtedness of Parent, the Borrower or any Subsidiary of the Borrower (other than Holdings and Subsidiaries of Holdings) prohibits or shall prohibit the Liens now or hereafter granted to Administrative Agent in the Pledged Interests, and (ii) Holdings is not obligated in respect of any Indebtedness (other than Indebtedness under the Loan Documents).

NAI-5009845676v8 90 Section 8.16 Collateral Properties. (a) Addition of Collateral Properties. If the Borrower (x) directly or indirectly acquires (or receives via contribution or otherwise assumes ownership of) any additional Property after the Agreement Date (an “Acquired Property”), or (y) otherwise desires to include any additional Property as a Collateral Property, then the Borrower shall so notify the Administrative Agent in writing, and such additional Property (each, a “Collateral Property Addition”) shall become a Collateral Property; provided, however, that no Property may be directly or indirectly acquired by Holdings or may become a Collateral Property unless it is an Eligible Property and unless and until each of the following conditions is satisfied to Administrative Agent’s satisfaction or waived by the Administrative Agent in writing: (i) the Administrative Agent shall have approved such Collateral Property Addition in its sole and absolute discretion; (ii) (x) such Property that is the subject of such Collateral Property Addition is wholly and directly owned in fee simple by (A) an Initial Subsidiary Owner (to the extent such Person, at the time of such Collateral Property Addition, remains a Loan Party owning a Collateral Property) or (B) such other direct Wholly Owned Subsidiary of Holdings that satisfies the SPE Requirements and is approved by the Administrative Agent in its sole and absolute discretion (any such Subsidiary, an “Additional Subsidiary Owner”), and (y) if such Collateral Property Addition is owned directly by the Borrower or directly or indirectly by a Subsidiary of the Borrower other than a direct Subsidiary of Holdings, or if the Equity Interests in the Person directly owning such Collateral Property Addition are owned by a Person other than Holdings, then, in each case, the Borrower shall make (or cause each applicable Subsidiary to make) any transfers of such Collateral Property Addition and/or Equity Interests that are necessary in order for such Collateral Property Addition to comply with the foregoing clause (x); and (iii) the Borrower shall have delivered to the Administrative Agent each of the following in form and substance satisfactory to the Administrative Agent (provided, however, that, solely in the case of a Collateral Property Addition of an Acquired Property, the Borrower shall have until the date that is 60 days after the acquisition of such Acquired Property (or such later date as may be approved by (x) in the case of any extension to a date no later than 90 days after such acquisition, the Administrative Agent in its sole and absolute discretion, and (y) in the case of any extension to a date thereafter, the Requisite Lenders) to deliver each of the following): (A) each of the items set forth on Annex I (or, if applicable, updates to such items), unless such item has been waived by the Administrative Agent in writing; provided that any such items requiring delivery of Security Documents that the Administrative Agent determines to be applicable, a Title Policy, flood hazard determinations or, to the extent applicable, evidence of flood insurance coverage as required by the Administrative Agent shall not be waived without the written consent of the Requisite Lenders; (B) all of the items required to be delivered to the Administrative Agent under Section 8.14(a) if not previously delivered unless such property is owned by a Subsidiary of the Borrower that is, at such time, a Guarantor and then only to the extent required by the Administrative Agent; (C) if and to the extent required by the Administrative Agent, the items required to be delivered to the Administrative Agent under Section 8.15(a)(ii); and

NAI-5009845676v8 91 (D) such other items or documents as may be appropriate under the circumstances or as the Administrative Agent may reasonably request. (b) Borrower Requests for Property Releases. From time to time the Borrower may request that any Collateral Property be released from the Security Documents (a “Property Release”), and the Liens created thereby to the extent applicable to such Property and related Collateral, in connection with (x) a Qualified Collateral Property Sale, (y) a Qualified Collateral Property Financing, or (z) such Property being excluded from the calculations of Collateral Property Availability, Collateral Property Debt Yield and LTV under Section 8.16(c) and the Administrative Agent having approved the release thereof in its sole discretion (acting reasonably), in each case, subject to the satisfaction of the following conditions: (i) Upon giving effect to such Property Release, the Loan Parties shall be in compliance with the covenants set forth in Sections 10.1(d) and (e) (recalculated on a pro forma basis giving effect to such Property Release and any payment to be made in connection therewith); (ii) No Default or Event of Default has occurred and is continuing (other than a Default or Event of Default solely with respect to the Collateral Property subject to such Property Release) or would occur as a result of such Property Release; (iii) In the case of each such Property Release in connection with a Qualified Collateral Property Sale or a Qualified Collateral Property Financing, any prepayment to be made in accordance with Section 2.9(b) shall have been made or shall be made substantially concurrently with such Property Release pursuant to an escrow arrangement acceptable to the Administrative Agent; (iv) Collateral Property Availability (for purposes of this Section 8.16(b)(iv), disregarding clause (i) of the definition thereof) calculated pursuant to clause (ii) of the definition thereof (recalculated on a pro forma basis giving effect to such Property Release and any payment to be made in connection therewith) shall be no less than Collateral Property Availability calculated pursuant to clause (ii) of the definition thereof immediately prior to giving effect to such Property Release and any payment to be made in connection therewith; (v) LTV (recalculated on a pro forma basis giving effect to such Property Release and any payment to be made in connection therewith) shall be no more than LTV immediately prior to giving effect to such Property Release and any payment made in connection therewith; (vi) The aggregate amount of the Revolving Commitments (giving pro forma effect to any permanent reduction of the Revolving Commitments made pursuant to and in accordance with Section 2.13 substantially simultaneously with such Qualified Collateral Property Sale or Qualified Collateral Property Financing, as applicable) shall not exceed the amount that is 52.5% of the as-is Appraised Value of the Collateral Properties, in the aggregate (recalculated on a pro forma basis giving effect to such Property Release); (vii) If any Collateral Property to be released pursuant to such Property Release is subject to an agreement which restricts such Collateral Property from being owned, operated or encumbered independently from another Collateral Property, then (A) each such other Collateral Property shall be released concurrently with the effectiveness of such Property Release pursuant to one or more Property Releases in accordance with the terms hereof such that, upon giving effect to such Property Release and any other Property Release occurring simultaneously therewith, none of the remaining Collateral Properties shall be in violation of such restrictions or (B) the Administrative Agent shall have received evidence in form and substance satisfactory to the

NAI-5009845676v8 92 Administrative Agent in its reasonable discretion that the applicable agreement has been amended or replaced (in accordance with this Agreement) such that applicable Collateral Properties may be owned, operated and/or encumbered separately and independently from each other; (viii) With respect to the release of any Collateral Property that is dependent upon, assessed with or otherwise reliant on any other Collateral Property not then subject to release, to the extent required by the Administrative Agent, the Administrative Agent shall have received: (A) evidence reasonably satisfactory to the Administrative Agent that: (1) the Collateral Property subject to release and the Collateral Property which shall remain encumbered by a Mortgage immediately following such release (as used in this Section, the “Remaining Collateral Property”) are each separate legal parcels, lawfully created and described, in compliance with Applicable Laws, including, without limitation, applicable ordinances pertaining to zoning, subdivisions, parcel maps, condominiums or other land divisions; (2) that immediately following such release the Remaining Collateral Property complies with Applicable Law and has the benefit of all utilities, easements, public and/or private streets, covenants, conditions and restrictions as may be reasonably necessary for the continued operation thereof; (3) such release shall not materially adversely affect the use or operation of, or access to, the Remaining Collateral Property; (4) if applicable, the Borrower shall have caused to be executed and recorded in the applicable official records of the jurisdiction(s) in which the Collateral Property subject to release, the Remaining Collateral Property and any other applicable related property owned by the Borrower or its Affiliates are located, a declaration of covenants, conditions and restrictions and/or such other instruments and agreements related thereto as are necessary or desirable to satisfy the foregoing requirements, each in form and substance reasonably acceptable to the Administrative Agent; (5) any tax, bond or assessment which constitutes a Lien against both the Collateral Property subject to release and the Remaining Collateral Property has been proportionately allocated between such Properties, provided that separate tax parcels of real property shall not be a condition to release under this clause (5) so long as the Borrower is pursuing separate tax parcels of real property, and continues to pay or cause to be paid all taxes, charges and assessments related to the such Properties, and (B) at the Borrower’s sole cost, the Administrative Agent shall have received any title insurance endorsements reasonably required by the Administrative Agent in connection with the foregoing to the extent such endorsements are available in the applicable jurisdiction; and (ix) The Administrative Agent shall have received such written request at least ten (10) Business Days (or such shorter period as may be acceptable to the Administrative Agent) prior to the requested date of release. Delivery by the Borrower to the Administrative Agent of any such request shall constitute a representation by the Borrower that the foregoing conditions (both as of the date of such request and as of the date of such release) are true and correct with respect to such Property Release. Without limiting the foregoing, upon the Administrative Agent’s request, the Borrower shall deliver to the Administrative Agent a certificate from a Responsible Officer of Borrower certifying the matters referred to in the immediately preceding clauses (i) through (viii) (together with supporting calculations attached hereto). (c) Ineligibility of Properties. A Property shall be excluded from the calculations of Collateral Property Availability, Collateral Property Debt Yield and LTV if, at any time: (i) such Property fails to qualify as an Eligible Property, and such failure is not cured within 30 days after the Borrower obtains knowledge of such failure, (ii) the Administrative Agent shall cease to hold a valid and perfected (x) first priority mortgage, deed of trust or deed to secure debt, as applicable, Lien in such Property, or (y) first priority Lien on 100% of the Equity Interests issued by the Subsidiary owning such Property, or (iii) there shall have occurred and be continuing a default (after giving effect to any applicable cure period) under any Security Document relating to such Property. Such Property shall not be released from the Liens of the

NAI-5009845676v8 93 applicable Security Instruments unless the requirements of Section 8.16(b) are satisfied with respect thereto. Upon the occurrence of any such event or circumstance described in the foregoing clause (i), (ii) or (iii), Collateral Property Availability, Collateral Property Debt Yield and LTV shall be immediately recalculated excluding such ineligible Property. (d) Continuity of Liens. Except as set forth in Section 8.16(b), no Collateral Property shall be released from the Liens created by the Security Documents applicable thereto. (e) Frequency of Appraisals. The Appraised Value of a Collateral Property shall be determined or redetermined, as applicable, pursuant to Appraisals conducted under each of the following circumstances: (i) In connection with the proposal of a Property as a Collateral Property pursuant to Section 8.16(a) (which shall include, without limitation, in connection with the initial encumbrance of the Initial Collateral Properties with Security Instruments); (ii) If any Default or Event of Default exists, upon written request from the Administrative Agent to the Borrower; (iii) At any time in order to comply with FIRREA, other Applicable Law or the requirements of any Governmental Authority relating to the Administrative Agent or any of the Lenders; (iv) In connection with an extension pursuant to Section 2.13 (to the extent applicable in accordance with the terms of Section 2.13); and (v) Upon written request from the Administrative Agent to the Borrower, not more than once every 12 months with respect to each Collateral Property. All Appraisals shall be engaged by the Administrative Agent at the Borrower’s expense and shall be subject to satisfactory review and approval of the Administrative Agent. Notwithstanding anything to the contrary herein, each Lender may conduct Appraisals of any Collateral Property at any time at such Lender’s expense; provided that, for the avoidance of doubt, such Appraisal shall not be used in determining or redetermining the Appraised Value of a Collateral Property. (f) MIRE Events. Notwithstanding anything to the contrary set forth herein, no MIRE Event may be closed until the date that is (a) if there are no Collateral Properties in a “special flood hazard area” in any Flood Insurance Rate Map published by the Federal Emergency Management Agency (or any successor agency), twenty (20) days or (b) if there are any Collateral Properties in a “special flood hazard area”, 60 days, after the Administrative Agent has delivered to the Lenders the following documents in respect of such Property: (i) a completed flood hazard determination from a third party vendor; (ii) if such Property is located in a “special flood hazard area”, (A) a notification to the applicable Loan Parties of that fact and (if applicable) notification to the applicable Loan Parties that flood insurance coverage is not available and (B) evidence of the receipt by the applicable Loan Parties of such notice; and (iii) if required by applicable Flood Laws, evidence of required flood insurance with respect to which flood insurance has been made available under applicable Flood Laws; provided that any such MIRE Event may be closed prior to such period expiring if the Administrative Agent shall have received confirmation from each Lender that such Lender has completed any necessary flood insurance due diligence to its reasonable satisfaction. (g) Certain Obligations Secured By Real Property. Notwithstanding anything to the contrary in the Loan Documents, it is the intention of the parties hereto that (i) each Security Instrument and the

NAI-5009845676v8 94 other Security Documents with respect to a given Collateral Property create, as security for the Guaranteed Obligations of the direct owner of such Collateral Property, a valid and enforceable Lien on such Collateral Property granted pursuant thereto in favor of the Administrative Agent for the benefit of the Lender Parties, superior to and prior to the rights of all third parties, and (ii) the Obligations of the Borrower and the “Guaranteed Obligations” (as defined in the applicable Guaranty) of Parent and Holdings, in each such case, under the Loan Documents shall not be directly secured by any real property interest whatsoever. (h) Other Indebtedness. The Borrower represents, warrants and covenants that no Subsidiary owning a Collateral Property (i) has or shall incur, acquire or suffer to exist any Indebtedness (other than obligations in respect of Indebtedness under the Loan Documents), or (ii) is or shall become obligated in respect of any Indebtedness of Parent or any other Subsidiary (other than obligations in respect of Indebtedness under the Loan Documents in its capacity as a Guarantor hereunder). (i) Deposit Account Collateral. (i) The Guaranteed Obligations shall at all times be secured equally and ratably by all Collateral Property Accounts. The Borrower represents, warrants and covenants that the Deposit Account Pledge Agreement creates as security for the Guaranteed Obligations a valid and enforceable Lien on all Collateral Property Accounts, all funds on deposit therein from time to time, and any other Collateral granted pursuant thereto, in favor of the Administrative Agent for the benefit of the Lender Parties, superior to and prior to the rights of all third parties (subject to Liens permitted by Section 9.2(a)(ii)(A)). (ii) Parent and the Borrower shall at all times cause each Collateral Property Account to be (i) subject to a Deposit Account Control Agreement and (ii) owned solely and directly by the Borrower. (iii) The Borrower will direct, and use commercially reasonable efforts to cause, all tenants and other payors of Collateral Property Revenue to directly deposit such Collateral Property Revenue into the applicable Collateral Property Account. (j) Collateral Property Repairs. The Borrower shall complete the work and other action items identified on Schedule 8.16(j) no later than the completion date identified for each such item on such Schedule (in each case, or such later date as the Administrative Agent may approve in its sole discretion from time to time). All such work and other action items required under this Section 8.16(j) shall be completed in a manner reasonably acceptable to the Administrative Agent. (k) Property Management Contract Assignments. If any management agreement for any Collateral Property is not terminable without cause (without payment or penalty) by the Subsidiary Owner party thereto upon no more than 30 days’ notice, then the Borrower shall promptly deliver to the Administrative Agent a Property Management Contract Assignment in respect of such management agreement. Section 8.17 SPE Requirements. (a) Holdings has since its formation and shall at all times (i) comply with the SPE Requirements applicable to Holdings, and (ii) preserve and keep in full force and effect its existence as a Special Purpose Entity.

NAI-5009845676v8 95 (b) Each Subsidiary Owner shall at all times (i) comply with the SPE Requirements applicable to such Subsidiary Owner, and (ii) preserve and keep in full force and effect its existence as a Special Purpose Entity. Section 8.18 Post-Closing Covenant. (a) As soon as reasonably practicable following the date hereof, but in no event later than 90 days after the Effective Date (or such later date as may be approved by (x) in the case of any extension to a date no later than 120 days after the Effective Date, the Administrative Agent in its sole and absolute discretion, and (y) in the case of any extension to a date thereafter, the Requisite Lenders) (such date, the “Post-Closing Mortgage Deadline”), the applicable Loan Parties shall deliver to the Administrative Agent, with respect to each Initial Collateral Property, (i) a Security Instrument and each of the items set forth on Annex I hereto (unless such item has been waived by the Administrative Agent in writing; provided that any such items requiring delivery of Security Documents that the Administrative Agent determines to be applicable, a Title Policy, flood hazard determinations or, to the extent applicable, evidence of flood insurance coverage as required by the Administrative Agent shall not be waived without the written consent of the Requisite Lenders), (ii) a supplement to Schedule 7.1(aa)(vii) and Schedule 8.16(j), and (iii) if required by the Administrative Agent, any amendment to this Agreement required in connection with the encumbrance of Initial Collateral Properties (collectively, the “Post-Closing Mortgage Collateral Requirement”). At all times through the Post-Closing Mortgage Deadline, the Borrower shall, and shall cause each other applicable Loan Party to, (A) cooperate with and diligently assist the Administrative Agent in pursuing a Security Instrument and each of the items set forth on Annex I hereto in respect of each Collateral Property, and (B) take such additional actions, deliver such additional materials and information, and execute such documents as the Administrative Agent or any Lender may reasonably require from time to time in connection with the Post-Closing Mortgage Collateral Requirement. Article IX. INFORMATION For so long as this Agreement is in effect, the Borrower shall furnish (which may be by electronic delivery in accordance with Section 9.5. hereof) to the Administrative Agent for distribution to each of the Lenders: Section 9.1 Quarterly Financial Statements. As soon as available and in any event within 5 Business Days after the same is required to be filed with the SEC (but in no event later than 45 days after the end of each of the first, second and third fiscal quarters of Parent), commencing with the fiscal quarter ending March 31, 2026, the unaudited consolidated balance sheet of Parent and its Subsidiaries as at the end of each fiscal quarter and the related unaudited consolidated statements of operations, stockholders’ equity and cash flows of Parent and its Subsidiaries for such fiscal quarter, setting forth in each case in comparative form the figures as of the end of and for the corresponding periods of the previous fiscal year, all of which shall be certified by a Responsible Officer of Parent or the Borrower, in his or her opinion, to present fairly, in accordance with GAAP and in all material respects, the consolidated financial position of Parent and its Subsidiaries as at the date thereof and the results of operations for such period (subject to normal year-end audit adjustments). Together with such financial statements, the Borrower shall deliver reports, certified by the chief financial officer or chief accounting officer of the Borrower, in form and detail satisfactory to the Administrative Agent, setting forth: (a) a listing of capital expenditures for the Collateral Properties made during the fiscal quarter then ended; and (b) a listing of all Properties acquired during such fiscal quarter, including the Net Operating Income of each such Property for the fiscal quarter then ended, costs and related mortgage debt, if any. Section 9.2 Year-End Statements.

NAI-5009845676v8 96 As soon as available and in any event within 5 Business Days after the same is required to be filed with the SEC (but in no event later than 90 days after the end of each fiscal year of Parent), the audited consolidated balance sheet of Parent and its Subsidiaries as at the end of each fiscal year and the related audited consolidated statements of operations, stockholders’ equity and cash flows of Parent and its Subsidiaries for such fiscal year, setting forth in comparative form the figures as at the end of and for the previous fiscal year, all of which shall be (a) certified by a Responsible Officer of Parent or the Borrower, in his or her opinion, to present fairly, in accordance with GAAP and in all material respects, the financial position of Parent and its Subsidiaries as at the date thereof and the result of operations for such period and (b) accompanied by the report thereon of KPMG LLP, any other “Big-4” accounting firm or any other independent certified public accountants of recognized national standing acceptable to the Administrative Agent, whose report shall be prepared in accordance with generally accepted auditing standards and shall not be subject to (i) any “going concern” or like qualification or exception or (ii) any qualification or exception as to the scope of such audit, except due to upcoming maturity of any Indebtedness within 12 months. Together with such financial statements, the Borrower shall deliver a report, certified by the chief financial officer or chief accounting officer of the Borrower, in form and detail reasonably satisfactory to the Administrative Agent, setting forth the Net Operating Income and a listing of capital expenditures made, in each case, for each Collateral Property for such fiscal year. Section 9.3 Compliance Certificate and Related Reports. At the time the financial statements are furnished pursuant to Sections 9.1. and 9.2., and within five (5) Business Days of the Administrative Agent’s request with respect to any other fiscal period in connection with any recalculation or pro forma calculation for which provision is made in any Loan Document, (i) a certificate substantially in the form of Exhibit I (a “Compliance Certificate”) executed on behalf of Parent or the Borrower by a Responsible Officer of Parent or the Borrower (a) setting forth in reasonable detail as of the end of such fiscal quarter or fiscal year, as the case may be, the calculations required to establish whether the Borrower was in compliance with the covenants contained in Section 10.1.; and (b) stating that no Default or Event of Default exists, or, if such is not the case, specifying such Default or Event of Default and its nature, when it occurred and the steps being taken by the Borrower with respect to such event, condition or failure, and (ii) to the extent not previously delivered pursuant to Sections 9.1. and 9.2. above for the applicable reporting period, a report in form and substance satisfactory to the Administrative Agent setting forth a list of the Collateral Properties and detailing all material financial information maintained on the Collateral Properties, including, without limitation, Net Operating Income for the trailing four fiscal quarter period ending as of the end of such quarterly accounting period or fiscal year, as applicable, GAAP undepreciated cost basis, property Net Operating Income projections, Appraised Values, operating statements (solely in the case of each such report delivered in connection with annual financial statements furnished pursuant to Section 9.2), aggregate capital expenditures for each Collateral Property made during such quarterly accounting period or fiscal year, as the case may be, and a current rent roll for each Collateral Property. Section 9.4 Other Information. (a) Promptly upon receipt thereof, copies of all reports, if any, submitted to Parent, the Borrower or its Board of Directors by its independent public accountants including, without limitation, any management report; (b) [reserved]; (c) Promptly upon the mailing thereof to the shareholders of the Borrower generally, copies of all financial statements, reports and proxy statements so mailed and promptly upon the issuance thereof copies of all press releases issued by the Borrower, any other Loan Party or any other Subsidiary;

NAI-5009845676v8 97 (d) [reserved]; (e) [reserved]; (f) No later than 30 days before the end of each fiscal year of the Borrower ending prior to the Revolving Termination Date, projected balance sheets, operating statements, profit and loss projections and cash flow budgets of the Borrower and its Subsidiaries on a consolidated basis for each quarter of the next succeeding fiscal year, all itemized in reasonable detail, including in the case of the cash flow budgets, excess operating cash flow, availability under this Agreement, unused availability under committed development loans, unfunded committed equity and any other committed sources of funds, as well as, cash obligations for acquisitions, unfunded development costs, capital expenditures, debt service, overhead, dividends, maturing Property loans, hedge settlements and other anticipated uses of cash. The foregoing shall be accompanied by pro forma calculations, together with detailed assumptions, required to establish whether or not the Borrower, and when appropriate its consolidated Subsidiaries, will be in compliance with the covenants contained in Sections 10.1. and at the end of each fiscal quarter of the next succeeding fiscal year; (g) No later than 30 days before the end of each fiscal year of the Borrower ending prior to the Revolving Termination Date, a property budget for each Property for the coming fiscal year of the Borrower, together with applicable investment memorandums; (h) If any ERISA Event shall occur that individually, or together with any other ERISA Event that has occurred, could reasonably be expected to have a Material Adverse Effect, a certificate of a Responsible Officer of the Borrower setting forth details as to such occurrence and the action, if any, which the Borrower or, to the knowledge of the Borrower, applicable member of the ERISA Group is required or proposes to take; (i) To the extent any Loan Party or any other Subsidiary is aware of the same, prompt notice of the commencement of any proceeding or investigation by or before any Governmental Authority and any action or proceeding in any court or other tribunal or before any arbitrator against or in any other way relating to, or affecting, any Loan Party or any other Subsidiary or any of their respective properties, assets or businesses which could reasonably be expected to have a Material Adverse Effect, and prompt notice of the receipt of notice that any United States income tax returns of any Loan Party or any other Subsidiary are being audited by any Governmental Authority; (j) A copy of any amendment to the certificate or articles of incorporation or formation, bylaws, partnership agreement or other similar organizational documents of the Borrower or any other Loan Party within 5 Business Days after the effectiveness thereof; (k) Prompt notice of (i) any change in the senior management of Parent or the Borrower, (ii) any change in the business, assets, liabilities, financial condition, results of operations or business prospects of any Loan Party or any other Subsidiary or (iii) the occurrence of any other event which, in the case of any of the immediately preceding clauses (i) through (iii), has had, or could reasonably be expected to have, a Material Adverse Effect; (l) Prompt notice of the occurrence of any Default or Event of Default or any event which constitutes or which with the passage of time, the giving of notice, or otherwise, would constitute a default or event of default by any Loan Party or any other Subsidiary under any Material Contract to which any such Person is a party or by which any such Person or any of its respective properties may be bound;

NAI-5009845676v8 98 (m) Promptly upon entering into any Material Contract after the Agreement Date, a copy of such contract; (n) Prompt notice of any order, judgment or decree in excess of $1,000,000 having been entered against any Loan Party or any other Subsidiary or any of their respective properties or assets; (o) Any notification of a material violation of any Applicable Law or any inquiry shall have been received by any Loan Party or any other Subsidiary from any Governmental Authority, in each case, that could reasonably be expected to have a Material Adverse Effect; (p) Prompt notice of the acquisition, incorporation or other creation of any Subsidiary, the purpose for such Subsidiary, the nature of the assets and liabilities thereof and whether such Subsidiary is an Excluded Subsidiary of the Borrower; (q) Promptly upon the request of the Administrative Agent, evidence of the Borrower’s calculation of the Ownership Share with respect to a Subsidiary or an Unconsolidated Affiliate, such evidence to be in form and detail reasonably satisfactory to the Administrative Agent; (r) Promptly, and in any event within three (3) Business Days after the Borrower obtains knowledge thereof, any Collateral Property failing to comply with the requirements for being an Eligible Property; (s) Promptly, upon each request, such information and documentation as a Lender may reasonably request in order to comply with applicable “know your customer” and Anti-Money Laundering Laws, including without limitation, the Patriot Act; (t) Promptly, and in any event within 3 Business Days after the Borrower obtains knowledge thereof, written notice of the occurrence of any of the following: (i) the Borrower, any Loan Party or any other Subsidiary shall receive notice that any violation of or noncompliance with any Environmental Law has or may have been committed or is threatened; (ii) the Borrower, any Loan Party or any other Subsidiary shall receive notice that any administrative or judicial complaint, order or petition has been filed or other proceeding has been initiated, or is about to be filed or initiated against any such Person alleging any violation of or noncompliance with any Environmental Law or requiring any such Person to take any action in connection with the release or threatened release of Hazardous Materials; (iii) the Borrower, any Loan Party or any other Subsidiary shall receive any notice from a Governmental Authority or private party alleging that any such Person may be liable or responsible for any costs associated with a response to, or remediation or cleanup of, a release or threatened release of Hazardous Materials or any damages caused thereby; or (iv) the Borrower, any Loan Party or any other Subsidiary shall receive notice of any other fact, circumstance or condition that could reasonably be expected to form the basis of an environmental claim, and the matters covered by notices referred to in any of the immediately preceding clauses (i) through (iv), with respect to any Collateral Property, in any material respect, and with respect to the Properties that are not Collateral Properties, where the matters covered by such notice(s) under the preceding clauses (i) through (iv), whether individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; (u) Promptly upon the reasonable request of the Administrative Agent, the Derivatives Termination Value in respect of any Specified Derivatives Contract from time to time outstanding; (v) To the extent the Borrower, any Loan Party or any other Subsidiary is aware of the same, prompt notice of any other matter that has had, or which could reasonably be expected to have, a Material Adverse Effect; and

NAI-5009845676v8 99 (w) From time to time and promptly upon each request, such data, certificates, reports, statements, opinions of counsel, documents or further information regarding any Property or the business, assets, liabilities, financial condition, results of operations or business prospects of the Borrower, any other Loan Party or any other Subsidiary as the Administrative Agent or any Lender may reasonably request. Section 9.5 Electronic Delivery of Certain Information. (a) Documents required to be delivered pursuant to the Loan Documents may be delivered by electronic communication and delivery, including, the Internet, e-mail or intranet websites to which the Administrative Agent and each Lender have access (including a commercial, third-party website or a website sponsored or hosted by the Administrative Agent or the Borrower) provided that the foregoing shall not apply to (i) notices to any Lender (or the Issuing Banks) pursuant to Article II. and (ii) any Lender that has notified the Administrative Agent and the Borrower that it cannot or does not want to receive electronic communications. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic delivery pursuant to procedures approved by it for all or particular notices or communications. Documents or notices delivered electronically shall be deemed to have been delivered 24 hours after the date and time on which the Administrative Agent or the Borrower posts such documents or the documents become available on a commercial website and the Administrative Agent or Borrower notifies each Lender of said posting and provides a link thereto provided if such notice or other communication is not sent or posted during the normal business hours of the recipient, said posting date and time shall be deemed to have commenced as of 11:00 a.m. Central time on the opening of business on the next business day for the recipient. Notwithstanding anything contained herein, the Borrower shall deliver paper copies of any documents to the Administrative Agent or to any Lender that requests such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender. The Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents delivered electronically, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request for delivery. Each Lender shall be solely responsible for requesting delivery to it of paper copies and maintaining its paper or electronic documents. (b) Documents required to be delivered pursuant to Article II. may be delivered electronically to a website provided for such purpose by the Administrative Agent pursuant to the procedures provided to the Borrower by the Administrative Agent. (c) In addition to the procedures set forth in Section 9.5.(a) above, documents required to be delivered pursuant to Section 9.1., Section 9.2., or Section 9.4.(c) may be delivered electronically in lieu of furnishing to the Administrative Agent paper or electronic copies of the documents. To the extent such documents are filed with the SEC, the documents shall be deemed to have been delivered on the date on which the Borrower or the Parent, as applicable, posts such documents on its website or on the SEC’s EDGAR system. Notwithstanding the foregoing, the Borrower shall deliver paper or electronic copies of such documents to any Lender that requests the Borrower to deliver such paper or electronic copies. Section 9.6 Public/Private Information. The Borrower shall cooperate with the Administrative Agent in connection with the publication of certain materials and/or information provided by or on behalf of Parent and the Borrower. Documents required to be delivered pursuant to the Loan Documents shall be delivered by or on behalf of the Parent and Borrower to the Administrative Agent and the Lenders (collectively, “Information Materials”) pursuant to this Article and the Borrower shall designate Information Materials (a) that are either available to the public or not material with respect to Parent, the Borrower and its Subsidiaries or any of their respective securities for purposes of United States federal and state securities laws, as “Public Information” and (b) that are not Public Information as “Private Information”. Notwithstanding the foregoing, each

NAI-5009845676v8 100 Lender who does not wish to receive Private Information agrees to cause at least one individual at or on behalf of such Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of any website provided pursuant to Section 9.5. in order to enable such Lender or its delegate, in accordance with such Lender’s compliance procedures and Applicable Law, including United States federal and state securities laws, to make reference to Information Materials that are not made available through the “Public Side Information” portion of such website provided pursuant to Section 9.5. and that may contain material non-public information with respect to Parent, the Borrower and its Subsidiaries or their respective securities for purposes of United States federal and state securities laws. Section 9.7 USA Patriot Act Notice; Compliance. The Patriot Act and federal regulations issued with respect thereto require all financial institutions to obtain, verify and record certain information that identifies individuals or business entities which open an “account” with such financial institution. Consequently, a Lender (for itself and/or as agent for all Lenders hereunder) may from time-to-time request, and the Borrower shall, and shall cause the other Loan Parties to, provide promptly upon any such request to such Lender, such Loan Party’s name, address, tax identification number and/or such other identification information as shall be necessary for such Lender to comply with federal law. An “account” for this purpose may include, without limitation, a deposit account, a cash management service, a transaction or asset account, a credit account, a loan or other extension of credit, and/or other financial services product. Article X. NEGATIVE COVENANTS For so long as this Agreement is in effect, the Borrower shall comply with the following covenants: Section 10.1 Financial Covenants. (a) Maximum Leverage Ratio. The ratio of (i) Total Indebtedness of the Borrower to (ii) Total Asset Value, shall not exceed 0.60 to 1.0 at the end of any fiscal quarter of the Borrower. For purposes of calculating this ratio, (A) Total Indebtedness shall be adjusted by deducting therefrom an amount equal to the lesser of (x) unrestricted cash and Cash Equivalents (excluding, for the avoidance of doubt, any Impinged Rent) of the Borrower and its Subsidiaries as of the date of determination in excess of $15 million and (y) the amount of Total Indebtedness that matures on or before the date that is 24 months from the date of the calculation and (B) Total Asset Value shall be adjusted by deducting therefrom the amount by which Total Indebtedness is adjusted under the immediately preceding clause (A). (b) Minimum Fixed Charge Coverage Ratio. The ratio of (i) EBITDA of the Borrower and its Subsidiaries on a consolidated basis (which shall include the Borrower’s Ownership Share of its Unconsolidated Affiliates) for the fiscal quarter of the Borrower most recently ended minus the Reserve for Replacements to (ii) Fixed Charges of the Borrower and its Subsidiaries on a consolidated basis (which shall include the Borrower’s Ownership Share of its Unconsolidated Affiliates) for such period, shall not be less than 1.50 to 1.00 at the end of any fiscal quarter of the Borrower; provided that such ratio shall be calculated on a pro forma basis on the assumption that (A) any Indebtedness incurred by the Borrower or any of its Subsidiaries since the first day of such four-quarter period and the application of the proceeds therefrom (including to refinance other Indebtedness since the first day of such four-quarter period) had occurred on the first day of such period, (B) the repayment or retirement of any other Indebtedness of the Borrower or any of its Subsidiaries since the first day of such four-quarter period had occurred on the first day of such period (except that, in making such computation, the amount of Indebtedness under any revolving credit facility, line of credit or similar facility shall be computed based upon the average daily balance of such Indebtedness during such period), and (C) in the case of any acquisition or disposition by the Borrower or any Subsidiary of any asset or group of assets since the first day of such four-quarter period,

NAI-5009845676v8 101 including, without limitation, by merger, stock purchase or sale, or asset purchase or sale, such acquisition or disposition had occurred on the first day of such period with the appropriate adjustments with respect to such acquisition or disposition being included in such pro forma calculation; provided that, notwithstanding the foregoing, the amount of scheduled principal payments (excluding balloon, bullet or similar payments of principal due upon the stated maturity of Indebtedness) made that are included in clause (b) of the calculation of Fixed Charges for such period shall be determined on an actual rather than pro forma basis. If any Indebtedness incurred after the first day of the relevant four-quarter period bears interest at a floating rate then, for purposes of calculating the Fixed Charges, the interest rate on such Indebtedness shall be computed on a pro forma basis as if the average interest rate which would have been in effect during the entire such four-quarter period had been the applicable rate for the entire such period. (c) Minimum Tangible Net Worth. Tangible Net Worth as of the last day of any fiscal quarter of the Borrower shall not be less than $740,645,949, plus seventy-five percent (75%) of the aggregate proceeds received by Borrower and its Subsidiaries on a consolidated basis (which, in the case of any Subsidiary that is not a Wholly Owned Subsidiary, shall be limited to the Borrower’s Ownership Share of such Subsidiary) (net of reasonable related fees and expenses and net of any redemption of shares, units or other ownership interest in Borrower and its Subsidiaries on a consolidated basis (which, in the case of any Subsidiary that is not a Wholly Owned Subsidiary, shall be limited to the Borrower’s Ownership Share of such Subsidiary) during such period) in connection with any offering of stock or other equity thereafter. (d) Minimum Collateral Property Availability. The Collateral Property Availability (for purposes of this Section 10.1(d), calculated based on clause (i) of the definition thereof and disregarding clause (ii) of the definition thereof) shall at no time be less than $215,000,000. (e) Minimum Collateral Property Debt Yield. The Collateral Property Debt Yield shall at no time be less than 13%. (f) Maturity of Indebtedness. Any Indebtedness, other than Indebtedness under this Agreement and Indebtedness incurred by the Arch Street Joint Venture, incurred on or after the Effective Date shall mature no earlier than the Revolving Termination Date. (g) Dividends and Other Restricted Payments. The Borrower shall not, and shall not permit any of its Subsidiaries to, declare or make any Restricted Payment; provided, however, that the Borrower and its Subsidiaries may declare and make the following Restricted Payments so long as no Event of Default exists or would result therefrom: (i) (A) the Borrower may pay cash dividends to the Parent and other holders of partnership interests in the Borrower with respect to any fiscal year ending during the term of this Agreement to the extent necessary for the Parent to distribute, and the Parent may so distribute, cash dividends to its shareholders, and (B) the Borrower or any of its Subsidiaries may repurchase outstanding Equity Interests of the Borrower or any of its Subsidiaries, and the Parent may repurchase outstanding Equity Interests of the Parent, so long as, in each case, Parent is in compliance with Section 8.12. at the time that such Restricted Payment is made; provided that the aggregate amount of all Restricted Payments made pursuant to this Section 10.1.(g)(i) shall not to exceed the greater of (x) the amount required to be distributed for the Parent to remain in compliance with Section 8.12. or (y) 100% of Adjusted Funds Available for Distribution; (ii) the Borrower may pay cash dividends to the Parent and other holders of partnership interests in the Borrower with respect to any fiscal year ending during the term of this Agreement such that the Parent receives an amount sufficient to enable the Parent to distribute to its shareholders, and the Parent may so distribute cash distributions to its shareholders, in an amount

NAI-5009845676v8 102 sufficient to enable the Parent to qualify as a REIT and to avoid payment of income or excise taxes imposed under Sections 857(b)(1) and 4981 of the Internal Revenue Code; (iii) a Subsidiary that is a Non-Wholly Owned Subsidiary may make cash distributions to holders of Equity Interests issued by such Subsidiary so long as such distributions are made ratably according to the holders’ respective holdings of the type of Equity Interest in respect of which such distributions are being made; and (iv) Subsidiaries may pay Restricted Payments to the Borrower or any other Subsidiary. Notwithstanding the foregoing, but subject to the following sentence, if an Event of Default exists, (x) the Borrower may declare and make cash distributions to the Parent and other holders of partnership interests in the Borrower with respect to any fiscal year to the extent necessary for the Parent to distribute, and the Parent may so distribute, an aggregate amount not to exceed the minimum amount necessary for the Parent to remain in compliance with Section 8.12, and (y) a Subsidiary Owner may declare and make cash distributions to another Subsidiary Owner or to Holdings solely if such Subsidiary Owner or Holdings is the owner of a Collateral Property Account and such distributions are deposited into and maintained in a Collateral Property Account. If an Event of Default specified in Section 11.1.(a), Section 11.1.(f) or Section 11.1.(g) shall exist, or if as a result of the occurrence of any other Event of Default any of the Obligations have been accelerated pursuant to Section 11.2.(a), then the Borrower shall not, and shall not permit any Subsidiary to, make any Restricted Payments. Notwithstanding anything to the contrary contained in this Agreement, the financial covenants set forth in this Section 10.1 above and the constituent defined terms used therein (directly and indirectly) shall exclude assets and liabilities of Parent and its Subsidiaries associated with Indebtedness that has been defeased in full with cash and Cash Equivalents in accordance with the terms of the documentation governing such Indebtedness. Notwithstanding the foregoing, and for the avoidance of doubt, this Section 10.1. shall not prohibit (i) the exchange by holders of (including any cash payment upon exchange), or required payment of any principal or premium on (including, for the avoidance of doubt, in respect of a required repurchase in connection with the redemption of Permitted Exchangeable Indebtedness upon satisfaction of a condition related to the stock price of Parent’s common stock), or required payment of any interest with respect to, any Permitted Exchangeable Indebtedness, in each case, in accordance with the terms of the indenture governing such Permitted Exchangeable Indebtedness; provided that, to the extent both (a) the aggregate amount of cash payable upon conversion or payment of any Permitted Exchangeable Indebtedness (excluding any required payment of interest with respect to such Permitted Exchangeable Indebtedness and excluding any payment of cash in lieu of a fractional share due upon conversion thereof) exceeds the aggregate principal amount thereof and (b) such conversion or payment does not trigger or correspond to an exercise or early unwind or settlement of a corresponding portion of the Permitted Bond Hedge Transactions and/or Permitted Corresponding Swap Transaction relating to such Permitted Exchangeable Indebtedness (including, for the avoidance of doubt, the case where there is no Permitted Bond Hedge Transaction or Permitted Corresponding Swap Transaction relating to such Permitted Exchangeable Indebtedness), the payment of such excess cash shall not be permitted by this clause (i); or (ii) any required payment with respect to, or required early unwind or settlement of, any Permitted Bond Hedge Transaction, Permitted Warrant Transaction or Permitted Corresponding Swap Transaction, in each case, in accordance with the terms of the agreement governing such Permitted Bond Hedge Transaction, Permitted Warrant Transaction or Permitted Corresponding Swap Transaction; provided that, to the extent cash is required to be paid under a Permitted Warrant Transaction or Permitted Corresponding Swap Transaction as a result of the election of “cash settlement” (or substantially equivalent term) as the “settlement method” (or substantially equivalent

NAI-5009845676v8 103 term) thereunder by Borrower or Parent (including in connection with the exercise and/or early unwind or settlement thereof), the payment of such cash shall not be permitted by this clause (ii). In addition this Section 10.1. shall not prohibit the repurchase, exchange or induced exchange or conversion of Permitted Exchangeable Indebtedness by delivery of shares of Parent’s common stock and/or a different series of Permitted Exchangeable Indebtedness (which series (x) matures after, and does not require any scheduled amortization or other scheduled payments of principal prior to, the analogous date under the indenture governing the Permitted Exchangeable Indebtedness that are so repurchased, exchanged or converted and (y) has terms, conditions and covenants that are no less favorable to Borrower, than the Permitted Exchangeable Indebtedness that is so repurchased, exchanged or converted (as determined by Borrower in good faith)) (any such series of Permitted Exchangeable Indebtedness, “Refinancing Exchangeable Notes”) and/or by payment of cash (in an amount that does not exceed the proceeds received by Parent and/or Borrower, as applicable from the substantially concurrent issuance of shares of Parent’s common stock and/or Refinancing Exchangeable Notes plus the net cash proceeds, if any, received by Borrower or Parent, as applicable, pursuant to the related exercise or early unwind or termination of the related Permitted Bond Hedge Transactions, Permitted Warrant Transactions and/or Permitted Corresponding Swap Transactions, if any). Section 10.2 Negative Pledge. (a) The Borrower shall not, and shall not permit any other Loan Party or Subsidiary to, (i) create, assume, incur, permit or suffer to exist any Lien on any Collateral Property now owned or hereafter acquired, except for Permitted Liens described in clauses (a), (b), (d), (e) and (f) of the definition of that term, or (ii) create, assume, incur, permit or suffer to exist any Lien on other Collateral (including, without limitation, each Collateral Property Account), or any direct or indirect ownership interest of Parent in any Person owning any other Collateral, except for (A) solely in the case of Collateral Property Accounts, Permitted Liens described in clauses (f) and (g) of the definition of that term, (B) solely in the case of Pledged Interests, Permitted Liens described in clause (f) of the definition of that term, and (C) solely in the case of any Collateral other than Collateral Properties, Pledged Interests and Collateral Property Accounts, Permitted Liens described in clauses (d), (e) and (f) of the definition of that term. Without limiting the foregoing sentence, the Borrower shall not, and shall not permit any other Loan Party or Subsidiary to, create, assume, or incur any Lien (other than Permitted Liens) upon any of its other properties, assets, income or profits of any character whether now owned or hereafter acquired if immediately prior to the creation, assumption or incurring of such Lien, or immediately thereafter, a Default or Event of Default is or would be in existence, including without limitation, a Default or Event of Default resulting from a violation of any of the covenants contained in Section 10.1. (b) The Borrower shall not, and shall not permit any other Loan Party or any other Subsidiary (other than an Excluded Subsidiary) to, enter into, assume or otherwise be bound by any Negative Pledge except for a Negative Pledge contained in (i) an agreement (x) evidencing Indebtedness which (A) the Borrower, such Loan Party or such Subsidiary may create, incur, assume, or permit or suffer to exist without violation of this Agreement and (B) is secured by a Lien permitted to exist under the Loan Documents, and (y) which prohibits the creation of any other Lien on only the property securing such Indebtedness as of the date such agreement was entered into; (ii) the organizational documents or other agreements binding on any Subsidiary that is not a Wholly Owned Subsidiary (but only to the extent such Negative Pledge covers any Equity Interest in such Subsidiary or the property or assets of such Subsidiary); (iii) an agreement relating to the sale of a Subsidiary or assets pending such sale, provided that (x) in any such case the Negative Pledge applies only to the Subsidiary or the assets that are the subject of such sale, and (y) in the case of any such agreement relating to the sale of a Collateral Property, such sale constitutes a Qualified Collateral Property Sale, or (iv) a Negative Pledge contained in any agreement that evidences Unsecured Indebtedness which contains restrictions on encumbering assets that are substantially similar to those

NAI-5009845676v8 104 restrictions contained in the Loan Documents; provided that, notwithstanding the foregoing, the Borrower shall not, and shall not permit any other Loan Party or any other Subsidiary to, permit any Collateral or any direct or indirect ownership interest of the Borrower in any Person owning any Collateral to be subject to a Negative Pledge. Section 10.3 Restrictions on Intercompany Transfers. The Borrower shall not, and shall not permit any other Loan Party (other than Parent) or any other Subsidiary (other than an Excluded Subsidiary) to, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Subsidiary (other than an Excluded Subsidiary) to: (a) pay dividends or make any other distribution on any of such Subsidiary’s Equity Interests owned by the Borrower or any Subsidiary; (b) pay any Indebtedness owed to the Borrower or any Subsidiary; (c) make loans or advances to the Borrower or any Subsidiary; or (d) transfer any of its property or assets to the Borrower or any Subsidiary; other than (i) with respect to clauses (a) through (d), (A) those encumbrances or restrictions contained in any Loan Document, (B) encumbrances or restrictions imposed by Applicable Law, (C) customary encumbrances and restrictions contained in agreements relating to the sale of such Subsidiary or any Property owned by such Subsidiary permitted under this Agreement that exist while such sale is pending, (D) customary encumbrances and restrictions contained in agreements relating to the acquisition of any Property while such acquisition is pending, (E) customary encumbrances and restrictions governing any purchase money Liens covering only the property subject to such Lien (which property shall not include any Collateral), (F) those encumbrances and restrictions contained in the CMBS Loan Agreement or in any other agreement that evidences Unsecured Indebtedness, which restrictions on the actions described above are substantially similar to those contained in the Loan Documents, or (G) customary restrictions contained in the organizational documents of any Subsidiary that is not a Wholly Owned Subsidiary (but only to the extent applicable to the Equity Interest in such Subsidiary or the assets of such Subsidiary), or, (ii) with respect to clause (d), (A) customary provisions restricting assignment of any agreement entered into by the Borrower, any other Loan Party or any other Subsidiary in the ordinary course of business, (B) restrictions on the ability of any Loan Party or any Subsidiary to transfer, directly or indirectly, Equity Interests (and beneficial interest therein) in any Excluded Subsidiary pursuant to the terms of any Secured Indebtedness of such Excluded Subsidiary, (C) customary restrictions on transfer contained in leases applicable only to the property subject to such lease (which property shall not include any Collateral), (D) restrictions on transfer contained in any agreement relating to the transfer, sale, conveyance or other disposition of a Subsidiary or the assets of a Subsidiary permitted under this Agreement pending such transfer, sale, conveyance or other disposition; provided that in any such case, the restrictions apply only to the Subsidiary or the assets that are the subject of such transfer, sale, conveyance or other disposition, (E) customary non-assignment provisions or other customary restrictions on transfer arising under licenses and other contracts entered into in the ordinary course of business; provided, that such restrictions are limited to assets subject to such licenses and contracts (which assets shall not include any Collateral or any direct or indirect ownership interest of the Borrower in any Person owning any Collateral) and (F) restrictions on transfer contained in any agreement evidencing Secured Indebtedness secured by a Lien on assets that the Borrower or a Subsidiary (other than Holdings and Subsidiaries of Holdings) may create, incur, assume, or permit or suffer to exist under this Agreement; provided that in any such case, the restrictions apply only to the assets that are encumbered by such Lien (which assets shall not include any Collateral or any direct or indirect ownership interest of the Borrower in any Person owning any Collateral). Section 10.4 Merger, Consolidation, Sales of Assets and Other Arrangements. The Borrower shall not, and shall not permit any other Loan Party or any other Subsidiary to, (a) enter into any transaction of merger or consolidation; (b) liquidate, windup or dissolve itself (or suffer any liquidation or dissolution); (c) convey, sell, lease, sublease, transfer or otherwise dispose of, in one

NAI-5009845676v8 105 transaction or a series of transactions, all or any substantial part of its business or assets, any Collateral, or the capital stock of or other Equity Interests in any of its Subsidiaries, whether now owned or hereafter acquired; (d) acquire a Substantial Amount of the assets of, or make an Investment of a Substantial Amount in, any other Person; or (e) solely in the case of Parent or any other Loan Party, (w) create or adopt a Plan of Division, or file a Certificate of Division, or otherwise effectuate a LLC Division or LP Division, (x) be liquidated, terminated, dissolved, or merged or consolidated into another entity pursuant to a LLC Division or LP Division, (y) be divided into two or more Persons, including, without limitation, becoming a Divided LLC or Divided LP (whether or not the original Person survives such division), or (z) be created, or reorganized into, one or more series pursuant to a LLC Division, LP Division or otherwise; provided, however, that: (i) any Subsidiary of Parent (other than the Borrower, Holdings, and any Subsidiary Owner) may merge with a Loan Party so long as such Loan Party is the survivor, and any Subsidiary of Parent that is not a Loan Party may merge with any other Subsidiary that is not a Loan Party; (ii) (A) any Subsidiary of Parent (other than Holdings and any Subsidiary of Holdings) may sell, transfer or dispose of its assets (other than, in the case of the Borrower, (x) its direct and indirect interests in Holdings and any Subsidiary of Holdings and (y) any Collateral Property Account or other Collateral) to a Loan Party, and (B) any Subsidiary of Parent that is not a Loan Party may sell, transfer or dispose of its assets to any other Subsidiary of Parent that is not a Loan Party; (iii) any Subsidiary of Parent (other than Borrower, Holdings, and any Subsidiary of Holdings) that is not (and is not required to be) a Loan Party may convey, sell, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any substantial part of its business or assets, or the capital stock of or other Equity Interests in any of its Subsidiaries, and immediately thereafter liquidate, provided that immediately prior to any such conveyance, sale, transfer, disposition or liquidation and immediately thereafter and after giving effect thereto, no Default or Event of Default is or would be in existence; (iv) any Loan Party and any other Subsidiary or Parent (other than Holdings and any Subsidiary of Holdings) may, directly or indirectly, (A) acquire (whether by purchase, acquisition of Equity Interests of a Person, or as a result of a merger or consolidation) a Substantial Amount of the assets of, or make an Investment of a Substantial Amount in, any other Person, provided that for any acquisitions of Property, other than acquisitions of Property related to the Arch Street Joint Venture, the weighted average lease term of all leases at such acquired Property, taken as a whole, on the date of closing such acquisition, shall be not less than five (5) years, and (B) sell, lease or otherwise transfer, whether by one or a series of transactions, all or any portion of its assets (including capital stock or other securities of Subsidiaries) (other than (x) any direct or indirect interests in the Borrower, Holdings or any Subsidiary of Holdings, and (y) any Collateral Property Account or other Collateral) to any other Person, so long as, in each case, (1) the Borrower shall have given the Administrative Agent at least 10-days’ (or such shorter period as may be agreed by the Administrative Agent) prior written notice of such consolidation, merger, acquisition, Investment, sale, lease or other transfer; (2) immediately prior thereto, and immediately thereafter and after giving effect thereto, no Default or Event of Default is or would be in existence, including, without limitation, a Default or Event of Default resulting from a breach of Section 10.1.; and (3) at the time the Borrower gives notice pursuant to clause (1) of this subsection, if such sale, lease or other transfer constitutes a Substantial Amount, the Borrower shall have delivered to the Administrative Agent for distribution to each of the Lenders a Compliance Certificate, calculated on a pro forma basis, evidencing the continued compliance by the Loan Parties with the terms and conditions of this Agreement and the other Loan Documents, including without limitation, the

NAI-5009845676v8 106 financial covenants contained in Section 10.1., after giving effect to such consolidation, merger, acquisition, Investment, sale, lease or other transfer; (v) (A) any Subsidiary Owner may acquire a Collateral Property Addition so long as such Property becomes a Collateral Property pursuant to and in accordance with the terms and conditions of Section 8.16(a), and (B) Holdings may form or acquire any Additional Subsidiary Owner in accordance with the terms and conditions of Section 8.16(a); (vi) the Borrower, the other Loan Parties and the other Subsidiaries of Parent may lease and sublease their respective assets, as lessor or sublessor (as the case may be), in the ordinary course of their business (other than any lease or sublease of a Collateral Property to any Loan Party, any Subsidiary of Parent or any of their respective Affiliates without the prior written consent of the Administrative Agent); (vii) Parent and its Subsidiaries may convey, sell, transfer or otherwise dispose of inventory, fixtures, equipment and other personal property in the ordinary course of business because such assets have become damaged, worn, obsolete or unnecessary or are no longer used or useful in their business; (viii) (A) Subsidiary Owners may sell, transfer or dispose of Collateral Properties pursuant to a Qualified Collateral Property Sale in accordance with Section 8.16(b), and (B) Holdings may sell, transfer or other dispose of Equity Interests in, or cause the dissolution of, a Subsidiary that, upon consummation of a Property Release permitted by Section 8.16(b), no longer owns any Collateral Property or other Collateral (and no longer constitutes a Subsidiary Owner) (any such Subsidiary, a “Former Subsidiary Owner”); and (ix) for the avoidance of doubt, (A) the Borrower may make any required payments in connection with a Permitted Bond Hedge Transaction, Permitted Warrant Transaction or Permitted Corresponding Swap Transaction and (B) Parent and its Subsidiaries may make any Restricted Payment permitted by Section 10.1(g). Further, no Loan Party nor any Subsidiary, shall enter into any sale-leaseback transactions or other transaction by which such Person shall remain liable as lessee (or the economic equivalent thereof) of any real or personal property that it has sold or leased to another Person. Section 10.5 Plan Assets; Prohibited Transactions. The Borrower shall not, and shall not permit any other Loan Party or Subsidiary to, take any action or omit to take any action that would result (i) in any such Person holding Plan Assets or (ii) in the execution, delivery or performance of this Agreement and the other Loan Documents, and the extensions of credit and repayment of amounts hereunder, resulting in or constituting a non-exempt prohibited transaction under ERISA or Section 4975 of the Internal Revenue Code (assuming for such purpose that no Lender funds any amount payable by it hereunder with Plan Assets). Section 10.6 Fiscal Year. The Borrower shall not, and shall not permit any other Loan Party or other Subsidiary to, change its fiscal year from that in effect as of the Agreement Date (except to cause any Subsidiary’s fiscal year to be consistent with that of the Borrower). All fiscal reporting periods of Borrower and each Subsidiary (including such Person’s fiscal year and method for determining fiscal quarters) shall at all times be the same as the fiscal reporting periods of Parent.

NAI-5009845676v8 107 Section 10.7 Modifications of Organizational Documents and Material Contracts. (a) The Borrower shall not, and shall not permit any other Loan Party or any other Subsidiary to, amend, supplement, restate or otherwise modify or waive the application of any provision of its certificate or articles of incorporation or formation, by-laws, operating agreement, declaration of trust, partnership agreement or other applicable organizational document; provided, however, that the Borrower, Parent and Subsidiaries of the Borrower (other than Holdings and any Subsidiary of Holdings) may amend, supplement, restate or otherwise modify or waive the application of any provision of its certificate or articles of incorporation or formation, by-laws, operating agreement, declaration of trust, partnership agreement or other applicable organizational document if such amendment, supplement, restatement or other modification (a) is not adverse to the interest of the Administrative Agent, the Issuing Banks or the Lenders in any material respect, (b) could not reasonably be expected to have a Material Adverse Effect, and (c) could not reasonably be expected to adversely affect the validity, perfection or priority of the Administrative Agent’s security interest in the Collateral (provided, that, solely in the case of Subsidiaries of the Borrower (other than Holdings and Subsidiaries of Holdings), for the avoidance of doubt, amendments to any such organizational document of such Subsidiary to include or modify customary special purpose entity provisions in connection with the incurrence of Secured Indebtedness permitted hereunder shall not be deemed adverse to the interest of the Administrative Agent, the Issuing Banks or the Lenders or to reasonably be expected to result in a Material Adverse Effect or affect the validity, perfection or priority of the Administrative Agent’s security interest in the Collateral for purposes of this Section 10.7(a)). (b) The Borrower shall not enter into, and shall not permit any Subsidiary or other Loan Party to enter into, any amendment or modification to any Material Contract; provided, however, that the Borrower, Parent and Subsidiaries of the Borrower (other than Holdings and any Subsidiary of Holdings) may enter into any amendment or modification to a Material Contract so long as such amendment or modification (a) could not reasonably be expected to have a Material Adverse Effect, and (b) does not permit any Material Contract with respect to Material Indebtedness to be canceled or terminated prior to its stated maturity as a result of a default or event of default thereunder. Section 10.8 Use of Proceeds. The Borrower shall not, and shall not permit any other Loan Party, any of their respective Subsidiaries or any of its of their respective directors, officers, employees and agents to, use any proceeds of the Loans or any Letter of Credit to purchase or carry, or to reduce or retire or refinance any credit incurred to purchase or carry, any margin stock (within the meaning of Regulation U or Regulation X of the FRB) or to extend credit to others for the purpose of purchasing or carrying any such margin stock. The Borrower shall not, and shall not permit any other Loan Party or any other Subsidiary to, use any proceeds of the Loans or any Letter of Credit (a) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti- Corruption Laws, (b) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country or (c) in any manner that would result in the violation of any Sanctions applicable to any party hereto. Section 10.9 Subordinated Debt Prepayments; Amendments. The Borrower shall not, and shall not permit any other Loan Party or other Subsidiary to, prepay any principal of, or accrued interest on, any Subordinated Debt or otherwise make any voluntary or optional payment with respect to any principal of, or accrued interest on, any Subordinated Debt prior to the

NAI-5009845676v8 108 originally scheduled maturity date thereof or otherwise redeem or acquire for value any Subordinated Debt other than: (a) any payment of principal or interest made in accordance with the applicable subordination terms governing such Subordinated Debt; (b) refinancing with the proceeds of additional Subordinated Debt; or (c) conversion or exchange to Equity Interests (other than Mandatorily Redeemable Stock). Further, the Borrower shall not, and shall not permit any other Loan Party or other Subsidiary to, amend or modify, or permit the amendment or modification of, any agreement or instrument evidencing any Subordinated Debt where such amendment or modification provides for the following or which has any of the following effects: (a) increases the rate of interest accruing on such Subordinated Debt; (b) increases the amount of any scheduled installment of principal or interest, or shortens the date on which any such installment or principal or interest becomes due; (c) shortens the final maturity date of such Subordinated Debt; (d) increases the principal amount of such Subordinated Debt; (e) amends any financial or other covenant contained in any document or instrument evidencing any Subordinated Debt in a manner which is more onerous in any material respect, taken as a whole, to the Borrower or such Subsidiary; (f) provides for the payment of additional fees or the increase in existing fees; and/or (g) otherwise could reasonably be expected to be adverse in any material respect, taken as a whole, to the interests of the Administrative Agent or the Lenders. Section 10.10 Transactions with Affiliates. The Borrower shall not, and shall not permit any other Loan Party or any other Subsidiary to, permit to exist or enter into any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate, except (subject to the last sentence of this Section 10.10) (a) as set forth on Schedule 7.1(s), (b) transactions in the ordinary course of and pursuant to the reasonable requirements of the business of the Borrower, such other Loan Party or such other Subsidiary and upon fair and reasonable terms which are no less favorable to the Borrower, such other Loan Party or such other Subsidiary than would be obtained in a comparable arm’s length transaction with a Person that is not an Affiliate, (c) payments of compensation, perquisites and fringe benefits arising out of any employment or consulting relationship in the ordinary course of business, (d) Restricted Payments not prohibited by Section 10.1(g), (e) transactions with Unconsolidated Affiliates relating to the provision of management services and overhead and similar arrangements in the ordinary course of business, (f) employment and severance arrangements between the Loan Parties or any of their Subsidiaries and their respective officers and employees in the ordinary course of business and transactions pursuant to stock option plans and employee benefit plans and arrangements, (g) the payment of customary fees and reasonable out-of-pocket costs to, and indemnities provided on behalf of, directors, managers, officers, employees and consultants of the Loan Parties and their Subsidiaries in the ordinary course of business to the extent attributable to the ownership,

NAI-5009845676v8 109 management or operation of the Loan Parties and their Subsidiaries, (h) transactions between or among the Loan Parties and transactions between or among Subsidiaries that are not Loan Parties and (i) solely in the case of Parent and the Borrower, any Permitted Corresponding Swap Transaction and as otherwise reasonably necessary or advisable to effectuate the entry into and performance of obligations by Parent and/or Borrower, as applicable, of any Permitted Exchangeable Indebtedness, Permitted Bond Hedge Transaction, Permitted Warrant Transaction or Permitted Corresponding Swap Transaction, as determined by Borrower in good faith. Notwithstanding the foregoing, (i) no payments may be made with respect to any items set forth on such Schedule 7.1(s) if a Default or Event of Default exists or would result therefrom, and (ii) none of Holdings or any Subsidiary Owner shall enter into any transaction with any Affiliate (other than Restricted Payments expressly permitted by Section 10.1(g)) unless (x) subordinated in writing to the Obligations and the Guaranteed Obligations on terms acceptable to the Administrative Agent, and (y) such transaction and all agreements and contracts related thereto terminate (or, at the sole option of Holdings or the applicable Subsidiary Owner, are terminable), in each case without any payment, premium or penalty, upon the Administrative Agent’s foreclosure or deed in lieu thereof with respect to any of the Collateral or the Administrative Agent’s enforcement of any other rights and remedies under any Loan Document. Section 10.11 Development Property and Unimproved land. The Borrower shall not, and shall not permit any other Loan Party or any other Subsidiary to, acquire or develop any new Development Property or Unimproved Land, other than the expansion of any improvements on Property pursuant to a tenant expansion option contained in any existing lease agreement for any such Property or in any future lease agreement or lease agreement amendment for any such Property. Section 10.12 Environmental Matters. The Borrower shall not, and shall not permit any other Loan Party, any other Subsidiary or any other Person to, use, generate, discharge, emit, manufacture, handle, process, store, release, transport, remove, dispose of or clean up any Hazardous Materials on, under or from the Properties in violation of any Environmental Law or in a manner that could lead to any environmental claim or pose a risk to human health, safety or the environment, in each case, that could reasonably be expected to have a Material Adverse Effect. Nothing in this Section shall impose any obligation or liability whatsoever on the Administrative Agent or any Lender. Section 10.13 Collateral Property Accounts. (a) None of Parent or the Borrower shall or shall permit any other Loan Party or any other Person to, (i) deposit or maintain any rents or other revenues or collections received in respect of any Collateral Property (including, for the avoidance of doubt, any lease termination payments) (any such amounts, collectively, “Collateral Property Revenue”) in any deposit account other than (A) the Initial Collateral Property Accounts, and/or (B) any other Collateral Property Account that is approved by the Administrative Agent in its sole discretion and that satisfies each of the requirements set forth in Sections 8.16(i)(i) and (ii), or (ii) deposit or maintain any amount other than funds constituting Collateral Property Revenue in any Collateral Property Account. Each Collateral Property Account shall at all times be owned solely and directly by the Borrower. In the event that any Collateral Property Revenue is inadvertently paid into an account other than a Collateral Property Account, such deposit shall not constitute an Event of Default hereunder provided that, and so long as, Parent or the Borrower transfer such misdirected Collateral Property Revenue to the applicable Collateral Property Account within two (2) Business Days following such violative deposit. (b) Notwithstanding anything herein to the contrary, if an Event of Default exists, no Loan Party or other Subsidiary of Borrower shall withdraw, disburse or otherwise direct the application of funds

NAI-5009845676v8 110 on deposit in any Collateral Property Account or funds required to be deposited into any Collateral Property Account pursuant to the terms of this Agreement (regardless of whether or not the Administrative Agent has exercised any right to exclusive control over such Collateral Property Account pursuant to the applicable Deposit Account Control Agreement). For the avoidance of doubt, the Administrative Agent shall not submit a notice of exclusive control to the depository institution pursuant to the terms of any Deposit Account Control Agreement at a time when no Event of Default exists. Section 10.14 Limited Activities of Holdings and Subsidiary Owners. (a) Holdings shall not engage in any operations or business activities, incur or maintain any Indebtedness, or otherwise own, hold or be liable for any assets, liabilities or other Investments other than (i) ownership of (A) the Equity Interests of Subsidiary Owners, and (B) if applicable, Collateral Property Accounts, (ii) activities and contractual rights incidental to maintenance of its organizational existence, (iii) incurrence and performance of its obligations under the Loan Documents to which it is a party, and (iv) payment of Restricted Payments to the extent permitted under Section 10.1(g). Holdings shall not own any Equity Interests other than Equity Interests in Subsidiary Owners and Former Subsidiary Owners. (b) No Subsidiary Owner shall, and the Borrower shall cause each Subsidiary Owner to not, engage in any operations or business activities, incur or maintain any Indebtedness, or otherwise own, hold or be liable for any assets, liabilities or other Investments other than (i) (x) acquiring, developing, owning, holding, selling, leasing, transferring, exchanging, managing and/or operating one or more Collateral Properties (and no other Properties) and (y) owning and maintaining Collateral Property Accounts, (ii) activities and contractual rights incidental to maintenance of its corporate or organizational existence, and (iii) incurrence and performance of its obligations under the Loan Documents to which it is a party. No Subsidiary Owner shall have any Subsidiaries or otherwise own any Equity Interests. (c) No Former Subsidiary Owner shall, and the Borrower shall cause each Former Subsidiary Owner to not, (i) incur or maintain any Indebtedness, (ii) own, hold or be liable for any assets, liabilities or other Investments, or (iii) other than activities and contractual rights incidental to maintenance of its corporate or organizational existence, engage in any operations or business activities. The Borrower shall promptly dissolve, transfer, or otherwise dispose of any Former Subsidiary Owner. Section 10.15 Limitations Regarding Outbound Investment Rules. None of Parent or the Borrower shall or shall permit any other Loan Party or Subsidiary of Parent to (a) be or become a “covered foreign person”, as that term is defined in the Outbound Investment Rules, or (b) engage, directly or indirectly, in (i) a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, (ii) any activity or transaction that would constitute a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, if such Loan Party or such Subsidiary were a United States Person or (iii) any other activity that would cause the Administrative Agent or any Lender to be in violation of the Outbound Investment Rules or cause the Administrative Agent or any Lender to be legally prohibited by the Outbound Investment Rules from performing under this Agreement. Article XI. DEFAULT Section 11.1 Events of Default. Each of the following shall constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of Applicable Law or pursuant to any judgment or order of any Governmental Authority:

NAI-5009845676v8 111 (a) Default in Payment. The Borrower or any other Loan Party shall fail to pay under this Agreement or any other Loan Document (whether upon demand, at maturity, by reason of acceleration or otherwise), (i) when due, the principal of any of the Loans or any Reimbursement Obligation, or (ii) within 5 Business Days, any interest or fees or any of the other payment Obligations owing by the Borrower or any other Loan Party under this Agreement or any other Loan Document. (b) Default in Performance. (i) Any Loan Party shall fail to perform or observe any term, covenant, condition or agreement on its part to be performed or observed and contained in Section 8.1.(a) (solely with respect to the existence of the Borrower and Parent), Section 8.5, Section 8.17, Section 8.18, Section 9.4.(l), Section 9.4.(o) or Article X; provided, however, that in the event the Borrower fails to satisfy Section 10.1(d) and/or (e) at any time, the Borrower may cure such failure if: (A) within ten (10) Business Days of Borrower learning of such failure, the Borrower shall (I) identify one or more Collateral Property Additions acceptable to Administrative Agent in its sole and absolute discretion, which Collateral Property Additions are reasonably anticipated to contribute sufficient Collateral Property Availability and/or Collateral Property Debt Yield, as applicable (based on the most recent valuations and financial statements available with respect thereto and acceptable to Administrative Agent) to cause Borrower to comply with Section 10.1(d) and/or (e), as applicable, upon such Properties becoming Collateral Properties, (II) certify in writing that such Collateral Property Additions are Eligible Properties (other than clause (h) of the definition thereof for this purpose), (III) satisfy the requirements of Section 8.14(a) (without giving effect to any time period therein) with respect to each Subsidiary Owner that directly owns such one or more Collateral Property Additions, (IV) encumber the Additional Collateral Property Pledged Interests of each Subsidiary Owner that directly owns such Collateral Property Additions and otherwise satisfying the requirements of Section 8.15(a)(ii) with respect thereto; (B) within 90 days of Borrower learning of such failure (or such longer period as Administrative Agent may permit from time to time in its sole and absolute discretion), the Borrower shall satisfy each and every requirement for such one or more Collateral Property Additions to become Collateral Properties pursuant to Section 8.16, including, without limitation, encumbering such Collateral Property Additions with Mortgages and complying with the requirements of Section 8.16(f); (C) at all times during such periods described in the foregoing (A) and (B), (i) such one or more Collateral Property Additions identified to cure such failure shall constitute Eligible Properties (other than clause (h) of the definition thereof for this purpose) and such one or more Collateral Property Additions and each Subsidiary Owner directly owning any such Collateral Property Addition shall be subject to the restrictions of this Agreement generally applicable to the Collateral Properties and the Subsidiary Owners, and (ii) the Borrower shall diligently and continuously undertake to cure such failure as set forth in this Section above; and (D) upon such Collateral Property Additions becoming Collateral Properties, the Minimum Collateral Property Availability and Collateral Property Debt Yield shall be recalculated giving effect to such Collateral Property Additions, and the Borrower shall be in compliance with Sections 10.1(d) and (e); or (ii) Any Loan Party shall fail to perform or observe any term, covenant, condition or agreement contained in this Agreement or any other Loan Document to which it is a party and not otherwise mentioned in this Section, and in the case of this subsection (b)(ii) only, such failure shall continue for a period of 30 days (or in the case of any failure to perform or observe any term, covenant, condition or agreement contained in Article IX. (other than Section 9.4.(l) or Section 9.4.(o)), 5 Business Days) after the earlier of (x) the date upon which a Responsible Officer of the Borrower or such other Loan Party obtains knowledge of such failure or (y) the date upon which the Borrower has received written notice of such failure from the Administrative Agent.

NAI-5009845676v8 112 (c) Misrepresentations. Any written statement, representation or warranty made or deemed made by or on behalf of any Loan Party under this Agreement or under any other Loan Document, or any amendment hereto or thereto, or in any other writing or statement at any time furnished by, or at the direction of, any Loan Party to the Administrative Agent, any Issuing Bank or any Lender, shall at any time prove to have been incorrect or misleading in any material respect when furnished or made or deemed made. (d) Indebtedness Cross-Default. (i) The Borrower, any other Loan Party or any other Subsidiary shall fail to make any payment when due and payable (giving effect to all grace and cure periods thereunder) in respect of any Indebtedness (other than the Loans and Reimbursement Obligations) having an aggregate outstanding principal amount (or, in the case of any Derivatives Contract, having, without regard to the effect of any close-out netting provision, a Derivatives Termination Value), in each case individually or in the aggregate with all other Indebtedness as to which such a failure exists, of $10,000,000 or more (“Material Indebtedness”); or (ii) (x) The maturity of any Material Indebtedness shall have been accelerated in accordance with the provisions of any indenture, contract or instrument evidencing, providing for the creation of or otherwise concerning such Material Indebtedness or (y) any Material Indebtedness shall have been required to be prepaid, repurchased, redeemed or defeased prior to the stated maturity thereof; or (iii) Any other event shall have occurred and be continuing which permits any holder or holders of any Material Indebtedness, any trustee or agent acting on behalf of such holder or holders or any other Person, to accelerate the maturity of any such Material Indebtedness or require any such Material Indebtedness to be prepaid, repurchased, redeemed or defeased prior to its stated maturity (giving effect to all grace and cure periods thereunder); provided that clauses (ii) and (iii) above shall not apply to any redemption, exchange, repurchase, conversion or settlement with respect to any Permitted Exchangeable Indebtedness, or satisfaction of any condition giving rise to or permitting the foregoing, pursuant to their terms unless such redemption, repurchase, conversion or settlement results from a default thereunder or an event of the type that constitutes an Event of Default. (e) Voluntary Bankruptcy Proceeding. (x) the Borrower or any other Loan Party or (y) any other Subsidiary that in the case of this clause (y) accounts for more than $10,000,000 of Total Asset Value, in each case, as of any date of determination shall: (i) commence a voluntary case under the Bankruptcy Code or other federal bankruptcy laws (as now or hereafter in effect); (ii) file a petition seeking to take advantage of any other Applicable Laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts; (iii) consent to, or fail to contest in a timely and appropriate manner, any petition filed against it in an involuntary case under such bankruptcy laws or other Applicable Laws or consent to any proceeding or action described in the immediately following subsection (f); (iv) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, or liquidator of itself or of a substantial part of its property, domestic or foreign; (v) admit in writing its inability to pay its debts as they become due; (vi) make a general assignment for the benefit of creditors; (vii) make a conveyance fraudulent as to creditors under any Applicable Law; or (viii) take any corporate or partnership action for the purpose of effecting any of the foregoing.

NAI-5009845676v8 113 (f) Involuntary Bankruptcy Proceeding. A case or other proceeding shall be commenced against (x) the Borrower or any other Loan Party, or (y) any other Subsidiary that in the case of this clause (y) accounts for more than $10,000,000 of Total Asset Value, in each case, as of any date of determination in any court of competent jurisdiction seeking: (i) relief under the Bankruptcy Code or other federal bankruptcy laws (as now or hereafter in effect) or under any other Applicable Laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts; or (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of such Person, or of all or any substantial part of the assets, domestic or foreign, of such Person, and in the case of either clause (i) or (ii) such case or proceeding shall continue undismissed or unstayed for a period of 60 consecutive days, or an order granting the remedy or other relief requested in such case or proceeding (including, but not limited to, an order for relief under such Bankruptcy Code or such other federal bankruptcy laws) shall be entered. (g) Revocation of Loan Documents. Any Loan Party shall disavow, revoke or terminate any Loan Document to which it is a party or shall otherwise challenge or contest in any action, suit or proceeding in any court or before any Governmental Authority the validity or enforceability of any Loan Document or any Loan Document shall cease to be in full force and effect (except as a result of the express terms thereof). (h) Judgment. A judgment or order for the payment of money or for an injunction or other non-monetary relief shall be entered against the Borrower, any other Loan Party, or any other Subsidiary by any court or other tribunal and (i) such judgment or order shall continue for a period of 30 days without being paid, stayed or dismissed through appropriate appellate proceedings and (ii) either (A) the amount of such judgment or order for which insurance coverage has not been acknowledged in writing by the applicable insurance carrier (or the amount as to which the insurer has denied liability) exceeds, individually or together with all other such judgments or orders entered against the Borrower, any other Loan Party or any other Subsidiary, $10,000,000 or (B) in the case of an injunction or other non-monetary relief, such injunction or judgment or order could reasonably be expected to have a Material Adverse Effect. (i) Attachment. A warrant, writ of attachment, execution or similar process shall be issued against any property of the Borrower, any other Loan Party or any other Subsidiary, which exceeds, individually or together with all other such warrants, writs, executions and processes, $10,000,000 in amount and such warrant, writ, execution or process shall not be paid, discharged, vacated, stayed or bonded for a period of 30 days; provided, however, that if a bond has been issued in favor of the claimant or other Person obtaining such warrant, writ, execution or process, the issuer of such bond shall execute a waiver or subordination agreement in form and substance satisfactory to the Administrative Agent pursuant to which the issuer of such bond subordinates its right of reimbursement, contribution or subrogation to the Obligations and waives or subordinates any Lien it may have on the assets of the Borrower, any other Loan Party or any other Subsidiary. (j) ERISA. (i) Any ERISA Event shall have occurred that together with all other such ERISA Events (if any) would reasonably be expected to result in a Material Adverse Effect; or (ii) The “benefit obligation” of all Plans exceeds the “fair market value of plan assets” for such Plans (all as determined, and with such terms defined, in accordance with FASB ASC 715) by an amount that would reasonably be expected to result in a Material Adverse Effect. (k) Loan Documents. An Event of Default shall occur under any of the other Loan Documents. (l) Change of Control.

NAI-5009845676v8 114 (i) Any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person will be deemed to have “beneficial ownership” of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 25.0% of the Equity Interests of the Parent entitled to vote in the election of members of the board of directors (or equivalent governing body) of the Parent; or (ii) During any period of 12 consecutive months ending after the Agreement Date, individuals who at the beginning of any such 12-month period constituted the Board of Directors of the Parent (together with any new directors whose election by such board or whose nomination for election by the shareholders of the Parent was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Parent then in office; or (iii) The Parent ceases to own directly or indirectly 80% of the Equity Interests of the Borrower; or (iv) Borrower shall cease to directly own and Control one hundred percent (100%) of the Equity Interests of Holdings; or (v) Holdings shall cease to directly own and Control one hundred percent (100%) of the Equity Interests of any Subsidiary Owner. (m) Damage; Strike; Casualty. Any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty which causes, for more than 30 consecutive days beyond the coverage period of any applicable business interruption insurance, the cessation or substantial curtailment of revenue producing activities of the Loan Parties and their Subsidiaries, taken as a whole, and only if such event or circumstance could reasonably be expected to have a Material Adverse Effect. (n) Security Documents. Any provision of any Security Document, at any time after the execution and delivery of such Security Document and for any reason other than as expressly permitted hereunder or under such Security Document, shall for any reason cease to be valid and binding on or enforceable against any Loan Party or any Lien created under any Security Document ceases to be a valid and perfected first priority Lien in any of the Collateral purported to be covered thereby (in each case, except to the extent that any such loss of perfection or priority results from the failure of the Administrative Agent to maintain possession of certificates actually delivered to it representing securities pledged under the Pledge Agreements or to file Uniform Commercial Code continuation statements or to obtain Governmental Approvals (so long as such failure does not result from the breach or non-compliance with the Loan Documents by any Loan Party)), or any Loan Party or any Affiliate thereof contests or challenges the validity or enforceability of any of the Loan Documents or any of the Liens purported to be granted thereby. Section 11.2 Remedies Upon Event of Default. Upon the occurrence of an Event of Default the following provisions shall apply: (a) Acceleration; Termination of Facilities.

NAI-5009845676v8 115 (i) Automatic. Upon the occurrence of an Event of Default specified in Sections 11.1.(e) or 11.1.(f), (1)(A) the principal of, and all accrued interest on, the Loans and the Notes at the time outstanding, (B) an amount equal to 103% of the Stated Amount of all Letters of Credit outstanding as of the date of the occurrence of such Event of Default for deposit into the Letter of Credit Collateral Account and (C) all of the other Obligations, including, but not limited to, the other amounts owed to the Lenders and the Administrative Agent under this Agreement, the Notes or any of the other Loan Documents shall become immediately and automatically due and payable without presentment, demand, protest, or other notice of any kind, all of which are expressly waived by the Borrower on behalf of itself and the other Loan Parties and (2) the Commitments and the obligation of the Issuing Banks to issue Letters of Credit hereunder, shall all immediately and automatically terminate. (ii) Optional. If any other Event of Default shall exist, the Administrative Agent may, and at the direction of the Requisite Lenders shall: (1) declare (A) the principal of, and accrued interest on, the Loans and the Notes at the time outstanding, (B) an amount equal to 103% of the Stated Amount of all Letters of Credit outstanding as of the date of the occurrence of such Event of Default for deposit into the Letter of Credit Collateral Account and (C) all of the other Obligations, including, but not limited to, the other amounts owed to the Lenders and the Administrative Agent under this Agreement, the Notes or any of the other Loan Documents to be forthwith due and payable, whereupon the same shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived by the Borrower on behalf of itself and the other Loan Parties, and (2) terminate the Commitments and the obligation of the Issuing Banks to issue Letters of Credit hereunder. (b) Loan Documents. The Requisite Lenders may direct the Administrative Agent to, and the Administrative Agent if so directed shall, exercise any and all of its rights under any and all of the other Loan Documents, which shall include, without limitation, the acceptance of any deed, assignment or other transfer in lieu of foreclosure of any Lien created pursuant to the Loan Documents. (c) Applicable Law. The Requisite Lenders may direct the Administrative Agent to, and the Administrative Agent if so directed shall, exercise all other rights and remedies it may have under any Applicable Law. (d) Appointment of Receiver. To the extent permitted by Applicable Law, the Administrative Agent and the Lenders shall be entitled to the appointment of a receiver for the assets and properties of the Borrower and its Subsidiaries, without notice of any kind whatsoever and without regard to the adequacy of any security for the Obligations or the solvency of any party bound for its payment, to take possession of all or any portion of the Collateral, the property and/or the business operations of the Borrower and its Subsidiaries and to exercise such power as the court shall confer upon such receiver. (e) Remedies in Respect of Specified Derivatives Contracts and Specified Cash Management Agreements. Notwithstanding any other provision of this Agreement or other Loan Document, each Specified Derivatives Provider and Specified Cash Management Bank shall have the right, with prompt notice to the Administrative Agent, but without the approval or consent of or other action by the Administrative Agent, the Issuing Banks or the Lenders, and without limitation of other remedies available to such Specified Derivatives Provider or Specified Cash Management Bank, as applicable, under contract or Applicable Law, to undertake any of the following: (a) in the case of a Specified Derivatives Provider, to declare an event of default, termination event or other similar event under any Specified Derivatives Contract and to create an “Early Termination Date” (as defined therein) in respect thereof, (b) in the case of a Specified Derivatives Provider, to determine net termination amounts in respect of any and all Specified Derivatives Contracts in accordance with the terms thereof, and to set off amounts among such contracts,

NAI-5009845676v8 116 (c) in the case of a Specified Derivatives Provider, to set off or proceed against deposit account balances, securities account balances and other property and amounts held by such Specified Derivatives Provider and (d) to prosecute any legal action against the Borrower, any Loan Party or other Subsidiary to enforce or collect net amounts owing to such Specified Derivatives Provider or Specified Cash Management Bank, as applicable, in each case, pursuant to the terms of any Specified Derivatives Contract or Specified Cash Management Agreement, as applicable. Section 11.3 Marshaling; Payments Set Aside. No Lender Party shall be under any obligation to marshal any assets in favor of any Loan Party or any other party or against or in payment of any or all of the Guaranteed Obligations. To the extent that any Loan Party makes a payment or payments to a Lender Party, or a Lender Party enforces its security interest or exercises its right of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the Guaranteed Obligations, or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred. Section 11.4 Flood Laws. Wells Fargo has adopted internal policies and procedures that address requirements placed on federally regulated lenders under the National Flood Insurance Reform Act of 1994 and related legislation (the “Flood Laws”). Wells Fargo, as Administrative Agent, will post on the applicable electronic platform (or otherwise distribute to each Lender in the syndicate) documents that it receives in connection with the Flood Laws. However, Wells Fargo reminds each Lender and Participant that, pursuant to the Flood Laws, each federally regulated Lender (whether acting as a Lender or Participant) is responsible for assuring its own compliance with the flood insurance requirements. Section 11.5 Allocation of Proceeds. If an Event of Default exists, all payments received by the Administrative Agent (or any Lender as a result of its exercise of remedies permitted under Section 13.3.) under any of the Loan Documents in respect of any Guaranteed Obligations shall be applied in the following order and priority: (a) to payment of that portion of the Guaranteed Obligations constituting fees, indemnities, expenses and other amounts, including attorney fees, payable to the Administrative Agent in its capacity as such and the Issuing Banks in their capacity as such, ratably among the Administrative Agent and the Issuing Banks in proportion to the respective amounts described in this clause (a) payable to them; (b) to amounts due to the Administrative Agent and the Lenders in respect of Protective Advances in proportion to the respective amounts described in this clause (b) payable to them; (c) to payment of that portion of the Guaranteed Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders under the Loan Documents, including attorney fees, ratably among the Lenders in proportion to the respective amounts described in this clause (b) payable to them;

NAI-5009845676v8 117 (d) to payment of that portion of the Guaranteed Obligations constituting accrued and unpaid interest on the Loans and Reimbursement Obligations, ratably among the Lenders and the Issuing Banks in proportion to the respective amounts described in this clause (d) payable to them; (e) [reserved]; (f) to payment of that portion of the Guaranteed Obligations constituting unpaid principal of the Loans, Reimbursement Obligations, other Letter of Credit Liabilities and payment obligations then owing under Specified Derivatives Contracts and Specified Cash Management Agreements, ratably among the Lenders, the Issuing Banks, the Specified Derivatives Providers and the Specified Cash Management Banks in proportion to the respective amounts described in this clause (f) payable to them; provided, however, to the extent that any amounts available for distribution pursuant to this clause are attributable to the issued but undrawn amount of an outstanding Letter of Credit, such amounts shall be paid to the Administrative Agent for deposit into the Letter of Credit Collateral Account; and (g) the balance, if any, after all of the Guaranteed Obligations have been paid in full, to the Borrower or as otherwise required by Applicable Law. Notwithstanding the foregoing, in the event any Disclaimed Cash Proceeds are to be applied in accordance with this Section 11.5, no such Disclaimed Cash Proceeds shall be distributed to the applicable Disclaimed Lender, and to the extent such Disclaimed Cash Proceeds are to be paid ratably among the Lenders for purposes of this Section 11.5, the applicable Disclaimed Lender and the amounts owed to it shall be disregarded and excluded for the purposes of determining same. Notwithstanding the foregoing, Guaranteed Obligations arising under Specified Cash Management Agreements and Specified Derivatives Contracts shall be excluded from the application described above if the Administrative Agent has not received written notice thereof, together with such supporting documentation as the Administrative Agent may request, from the applicable holders thereof following such acceleration or exercise of remedies and at least three (3) Business Days prior to the application of the proceeds thereof. Each Specified Cash Management Bank or Specified Derivatives Provider that, in either case, is not a party to this Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of Article XII for itself and its Affiliates as if a “Lender” party hereto. Section 11.6 Letter of Credit Collateral Account. (a) As collateral security for the prompt payment in full when due of all Letter of Credit Liabilities and the other Obligations, the Borrower hereby pledges and grants to the Administrative Agent, for the ratable benefit of the Administrative Agent, the Issuing Banks and the Revolving Lenders as provided herein, a security interest in all of its right, title and interest in and to the Letter of Credit Collateral Account and the balances from time to time in the Letter of Credit Collateral Account (including the investments and reinvestments therein provided for below). The balances from time to time in the Letter of Credit Collateral Account shall not constitute payment of any Letter of Credit Liabilities until applied by the Issuing Banks as provided herein. Anything in this Agreement to the contrary notwithstanding, funds held in the Letter of Credit Collateral Account shall be subject to withdrawal only as provided in this Section. (b) Amounts on deposit in the Letter of Credit Collateral Account shall be invested and reinvested by the Administrative Agent in such Cash Equivalents as the Administrative Agent shall determine in its sole discretion. All such investments and reinvestments shall be held in the name of and be under the sole dominion and control of the Administrative Agent for the ratable benefit of the

NAI-5009845676v8 118 Administrative Agent, the Issuing Banks and the Revolving Lenders; provided, that all earnings on such investments and reinvestments will be credited to and retained in the Letter of Credit Collateral Account. The Administrative Agent shall exercise reasonable care in the custody and preservation of any funds held in the Letter of Credit Collateral Account and shall be deemed to have exercised such care if such funds are accorded treatment substantially equivalent to that which the Administrative Agent accords other funds deposited with the Administrative Agent, it being understood that the Administrative Agent shall not have any responsibility for taking any necessary steps to preserve rights against any parties with respect to any funds held in the Letter of Credit Collateral Account. (c) If a drawing pursuant to any Letter of Credit occurs on or prior to the expiration date of such Letter of Credit, the Borrower and the Revolving Lenders authorize the Administrative Agent to use the monies deposited in the Letter of Credit Collateral Account to reimburse such Issuing Bank for the payment made by such Issuing Bank to the beneficiary with respect to such drawing. (d) If an Event of Default exists, the Administrative Agent may (and, if instructed by the Requisite Lenders, shall) in its (or their) discretion at any time and from time to time elect to liquidate any such investments and reinvestments and apply the proceeds thereof to the Obligations in accordance with Section 11.5. (e) So long as no Default or Event of Default exists, and to the extent amounts on deposit in or credited to the Letter of Credit Collateral Account exceed the aggregate amount of the Letter of Credit Liabilities then due and owing, the Administrative Agent shall, from time to time, at the written request of the Borrower, deliver to the Borrower within 10 Business Days after the Administrative Agent’s receipt of such request from the Borrower, against receipt but without any recourse, warranty or representation whatsoever, such amount of the credit balances in the Letter of Credit Collateral Account as exceeds the aggregate amount of Letter of Credit Liabilities at such time. When all of the Obligations shall have been paid in full and no Letters of Credit remain outstanding, the Administrative Agent shall deliver to the Borrower, against receipt but without any recourse, warranty or representation whatsoever, the balances remaining in the Letter of Credit Collateral Account. (f) The Borrower shall pay to the Administrative Agent from time to time such fees as the Administrative Agent normally charges for similar services in connection with the Administrative Agent’s administration of the Letter of Credit Collateral Account and investments and reinvestments of funds therein. Section 11.7 Rescission of Acceleration by Requisite Lenders. If at any time after acceleration of the maturity of the Loans and the other Obligations, the Borrower shall pay all arrears of interest and all payments on account of principal of the Obligations which shall have become due otherwise than by acceleration (with interest on principal and, to the extent permitted by Applicable Law, on overdue interest, at the rates specified in this Agreement) and all Events of Default and Defaults (other than nonpayment of principal of and accrued interest on the Obligations due and payable solely by virtue of acceleration) shall become remedied or waived to the satisfaction of the Requisite Lenders, then by written notice to the Borrower, the Requisite Lenders may elect, in the sole discretion of such Requisite Lenders, to rescind and annul the acceleration and its consequences. The provisions of the preceding sentence are intended merely to bind all of the Lenders to a decision which may be made at the election of the Requisite Lenders, and are not intended to benefit the Borrower and do not give the Borrower the right to require the Lenders to rescind or annul any acceleration hereunder, even if the conditions set forth herein are satisfied. Section 11.8 Performance by Administrative Agent.

NAI-5009845676v8 119 If the Borrower or any other Loan Party shall fail to perform any covenant, duty or agreement contained in any of the Loan Documents, the Administrative Agent may, after notice to the Borrower, perform or attempt to perform such covenant, duty or agreement on behalf of the Borrower or such other Loan Party after the expiration of any cure or grace periods set forth herein. In such event, the Borrower shall, at the request of the Administrative Agent, promptly pay any amount reasonably expended by the Administrative Agent in such performance or attempted performance to the Administrative Agent, together with interest thereon at the applicable Post-Default Rate from the date of such expenditure until paid. Notwithstanding the foregoing, neither the Administrative Agent nor any Lender shall have any liability or responsibility whatsoever for the performance of any obligation of the Borrower under this Agreement or any other Loan Document. Section 11.9 Rights Cumulative. (a) Generally. The rights and remedies of the Administrative Agent, the Issuing Banks and the Lenders under this Agreement and each of the other Loan Documents, of the Specified Derivatives Providers under the Specified Derivatives Contracts, and of the Specified Cash Management Banks under the Specified Cash Management Agreements, shall be cumulative and not exclusive of any rights or remedies which any of them may otherwise have under Applicable Law. In exercising their respective rights and remedies the Administrative Agent, the Issuing Banks, the Lenders, the Specified Derivatives Providers and the Specified Cash Management Banks may be selective and no failure or delay by any such Lender Party in exercising any right shall operate as a waiver of it, nor shall any single or partial exercise of any power or right preclude its other or further exercise or the exercise of any other power or right. (b) Enforcement by Administrative Agent. Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Article XI. for the benefit of all the Lenders, the Issuing Banks and any other applicable Lender Parties (the “Agent Enforcement Right”); provided that the foregoing shall not prohibit (i) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (ii) the Issuing Banks from exercising the rights and remedies that inure to their benefit (solely in their capacity as an Issuing Bank) hereunder or under the other Loan Documents, (iii) any Specified Derivatives Provider or Specified Cash Management Bank from exercising the rights and remedies that inure to its benefit under any Specified Derivatives Contract or Specified Cash Management Agreement, as applicable, (iv) any Lender from exercising setoff rights in accordance with Section 13.3. (subject to the terms of Section 3.3.), or (v) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law (provided, however, that nothing in the foregoing clauses (i) through (v) shall entitle any such Person to (A) exercise rights or remedies in respect of any Collateral other than through the Agent Enforcement Right, or (B) take (or fail to take) any action that could reasonably be expected to delay, impair or hinder the Administrative Agent’s ability to exercise rights or remedies in respect of any Collateral or otherwise limit the Agent Enforcement Right; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (x) the Requisite Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Article XI. and (y) in addition to the matters set forth in clauses (ii), (iv) and (v) of the preceding proviso and subject to Section 3.3., any Lender may, with the consent of the Requisite Lenders, enforce any rights and remedies available to it and as authorized by the Requisite Lenders. Section 11.10 Continuing Defaults; Notices Of Default.

NAI-5009845676v8 120 Subject to Section 11.7 with respect to any acceleration (and any nonpayment of amounts due and payable solely by virtue of such acceleration), any Event of Default occurring under the Loan Documents shall continue to exist until such time as such Event of Default is waived in writing by the requisite percentage of Lenders in accordance with the terms of Section 13.6, notwithstanding any attempted cure or other action by Borrower, any other Loan Party or any other Person subsequent to the occurrence of such Event of Default. Notwithstanding anything in this Agreement or any of the other Loan Documents to the contrary, any use of the phrases “during the continuance of an Event of Default,” “if an Event of Default has occurred and is continuing,” “so long as an Event of Default exists” and/or any similar phrases in this Agreement or any of the other Loan Documents, shall not be deemed to mean or imply that the Administrative Agent, on behalf of Lenders, shall be obligated to accept any cure of a Default following the expiration of the applicable cure period with respect to such Default, if any. No notice of a Default or an Event of Default, and no demand upon the Borrower, shall in any event, entitle the Borrower to other or further notice or demand in similar or other circumstances. Article XII. THE ADMINISTRATIVE AGENT Section 12.1 Appointment and Authorization. Each Lender hereby irrevocably appoints and authorizes the Administrative Agent to take such action as contractual representative on such Lender’s behalf and to exercise such powers under this Agreement and the other Loan Documents as are specifically delegated to the Administrative Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. Not in limitation of the foregoing, each Lender authorizes and directs the Administrative Agent to enter into the Loan Documents for the benefit of the Lenders. Each Lender hereby agrees that, except as otherwise set forth herein, any action taken by the Requisite Lenders in accordance with the provisions of this Agreement or the Loan Documents, and the exercise by the Requisite Lenders of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Lenders. Nothing herein shall be construed to deem the Administrative Agent a trustee or fiduciary for any Lender or to impose on the Administrative Agent duties or obligations other than those expressly provided for herein. Without limiting the generality of the foregoing, the use of the terms “Agent”, “Administrative Agent”, “agent” and similar terms in the Loan Documents with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any Applicable Law. Instead, use of such terms is merely a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. The Administrative Agent shall deliver or otherwise make available to each Lender, promptly upon receipt thereof by the Administrative Agent, copies of each of the financial statements, certificates, notices and other documents delivered to the Administrative Agent pursuant to Article IX. that the Borrower is not otherwise required to deliver directly to the Lenders. The Administrative Agent will furnish to any Lender, upon the request of such Lender, a copy (or, where appropriate, an original) of any document, instrument, agreement, certificate or notice furnished to the Administrative Agent by the Borrower, any other Loan Party or any other Affiliate of the Borrower, pursuant to this Agreement or any other Loan Document not already delivered or otherwise made available to such Lender pursuant to the terms of this Agreement or any such other Loan Document. As to any matters not expressly provided for by the Loan Documents (including, without limitation, enforcement or collection of any of the Obligations), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Requisite Lenders (or all of the Lenders if explicitly required under any other provision of this Agreement), and such instructions shall be binding upon all Lenders and all holders of any of the Obligations; provided, however, that, notwithstanding anything in this Agreement to the contrary, the Administrative Agent shall not be required to take any action which exposes the Administrative Agent to personal liability or which is contrary to this Agreement or any other Loan Document or Applicable Law.

NAI-5009845676v8 121 Not in limitation of the foregoing, the Administrative Agent may exercise any right or remedy it or the Lenders may have under any Loan Document upon the occurrence of a Default or an Event of Default unless the Requisite Lenders have directed the Administrative Agent otherwise. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent acting or refraining from acting under this Agreement or any of the other Loan Documents in accordance with the instructions of the Requisite Lenders, or where applicable, all the Lenders. Section 12.2 Administrative Agent as Lender. The Lender acting as Administrative Agent shall have the same rights and powers as a Lender, a Specified Derivatives Provider or a Specified Cash Management Bank, as the case may be, under this Agreement, any other Loan Document, any Specified Derivatives Contract or any Specified Cash Management Agreement, as the case may be, as any other Lender, Specified Derivatives Provider or any Specified Cash Management Bank and may exercise the same as though it were not the Administrative Agent; and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated, include the Lender acting as Administrative Agent in each case in its individual capacity. Such Lender and its Affiliates may each accept deposits from, maintain deposits or credit balances for, invest in, lend money to, act as trustee under indentures of, serve as financial advisor to, and generally engage in any kind of business with the Borrower, any other Loan Party or any other Affiliate thereof as if it were any other bank and without any duty to account therefor to the Issuing Banks, the other Lenders, any Specified Derivatives Providers or any Specified Cash Management Banks. Further, the Administrative Agent and any Affiliate may accept fees and other consideration from the Borrower for services in connection with this Agreement, any Specified Derivatives Contract or any Specified Cash Management Agreement, or otherwise without having to account for the same to the Issuing Banks, the other Lenders, any Specified Derivatives Providers or any Specified Cash Management Banks. The Issuing Banks and the Lenders acknowledge that, pursuant to such activities, the Lender acting as Administrative Agent or its Affiliates may receive information regarding the Borrower, other Loan Parties, other Subsidiaries and other Affiliates (including information that may be subject to confidentiality obligations in favor of such Person) and acknowledge that the Administrative Agent shall be under no obligation to provide such information to them. Section 12.3 Approvals of Lenders. All communications from the Administrative Agent to any Lender requesting such Lender’s determination, consent or approval (a) shall be given in the form of a written notice to such Lender, (b) shall be accompanied by a description of the matter or issue as to which such determination, consent or approval is requested, or shall advise such Lender where information, if any, regarding such matter or issue may be inspected, or shall otherwise describe the matter or issue to be resolved and (c) shall include, if reasonably requested by such Lender and to the extent not previously provided to such Lender, written materials provided to the Administrative Agent by the Borrower in respect of the matter or issue to be resolved. Unless a Lender shall give written notice to the Administrative Agent that it specifically objects to the requested determination, consent or approval (together with a reasonable written explanation of the reasons behind such objection) within 10 Business Days (or such lesser or greater period as may be specifically required under the express terms of the Loan Documents) of receipt of such communication, such Lender shall be deemed to have conclusively approved such requested determination, consent or approval. Section 12.4 Notice of Events of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of a Default or Event of Default unless the Administrative Agent has received notice from a Lender or the Borrower referring to this Agreement, describing with reasonable specificity such Default or Event of

NAI-5009845676v8 122 Default and stating that such notice is a “notice of default.” If any Lender (excluding the Lender which is also serving as the Administrative Agent) becomes aware of any Default or Event of Default, it shall promptly send to the Administrative Agent such a “notice of default”; provided, a Lender’s failure to provide such a “notice of default” to the Administrative Agent shall not result in any liability of such Lender to any other party to any of the Loan Documents. Further, if the Administrative Agent receives such a “notice of default,” the Administrative Agent shall give prompt notice thereof to the Lenders. Section 12.5 Administrative Agent’s Reliance. Notwithstanding any other provisions of this Agreement or any other Loan Documents, neither the Administrative Agent nor any of its Related Parties shall be liable for any action taken or not taken by it under or in connection with this Agreement or any other Loan Document, except for its or their own gross negligence or willful misconduct in connection with its duties expressly set forth herein or therein as determined by a court of competent jurisdiction in a final non-appealable judgment. Without limiting the generality of the foregoing, the Administrative Agent may consult with legal counsel (including its own counsel or counsel for the Borrower or any other Loan Party), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts. Neither the Administrative Agent nor any of its Related Parties: (a) makes any warranty or representation to any Lender, any Issuing Bank or any other Person, or shall be responsible to any Lender, any Issuing Bank or any other Person for any statement, warranty or representation made or deemed made by the Borrower, any other Loan Party or any other Person in or in connection with this Agreement or any other Loan Document; (b) shall have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or any other Loan Document or the satisfaction of any conditions precedent under this Agreement or any Loan Document on the part of the Borrower or other Persons, or to inspect the property, books or records of the Borrower or any other Person; (c) shall be responsible to any Lender or any Issuing Bank for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document, any other instrument or document furnished pursuant thereto or any collateral covered thereby or the perfection or priority of any Lien in favor of the Administrative Agent on behalf of the Lender Parties in any such collateral; (d) shall have any liability in respect of any recitals, statements, certifications, representations or warranties contained in any of the Loan Documents or any other document, instrument, agreement, certificate or statement delivered in connection therewith; or (e) shall incur any liability under or in respect of this Agreement or any other Loan Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telephone, telecopy or electronic mail) believed by it to be genuine and signed, sent or given by the proper party or parties. The Administrative Agent may execute any of its duties under the Loan Documents by or through agents, employees or attorneys-in-fact and shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct in the selection of such agent or attorney-in-fact as determined by a court of competent jurisdiction in a final non-appealable judgment. Section 12.6 Indemnification of Administrative Agent. Each Lender agrees to indemnify the Administrative Agent (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so) pro rata in accordance with such Lender’s respective Pro Rata Share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits and reasonable out-of-pocket costs and expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against the Administrative Agent (in its capacity as Administrative Agent but not as a Lender) in any way relating to or arising out of the Loan Documents, any transaction contemplated hereby or thereby or any action taken or omitted by the

NAI-5009845676v8 123 Administrative Agent under the Loan Documents (collectively, “Indemnifiable Amounts”); provided, however, that no Lender shall be liable for any portion of such Indemnifiable Amounts to the extent resulting from the Administrative Agent’s gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final, non-appealable judgment; provided, further, that no action taken in accordance with the directions of the Requisite Lenders (or all of the Lenders, if expressly required hereunder) shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section. Without limiting the generality of the foregoing, each Lender agrees to reimburse the Administrative Agent (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so) promptly upon demand for its Pro Rata Share (determined as of the time that the applicable reimbursement is sought) of any out-of-pocket expenses (including the reasonable fees and expenses of the counsel to the Administrative Agent) incurred by the Administrative Agent in connection with the preparation, negotiation, execution, administration, or enforcement (whether through negotiations, legal proceedings, or otherwise) of, or legal advice with respect to the rights or responsibilities of the parties under, the Loan Documents, any suit or action brought by the Administrative Agent to enforce the terms of the Loan Documents and/or collect any Obligations, any “lender liability” suit or claim brought against the Administrative Agent and/or the Lenders, and any claim or suit brought against the Administrative Agent and/or the Lenders arising under any Environmental Laws. Such out-of-pocket expenses (including counsel fees) shall be advanced by the Lenders on the request of the Administrative Agent notwithstanding any claim or assertion that the Administrative Agent is not entitled to indemnification hereunder upon receipt of an undertaking by the Administrative Agent that the Administrative Agent will reimburse the Lenders if it is actually and finally determined by a court of competent jurisdiction that the Administrative Agent is not so entitled to indemnification. The agreements in this Section shall survive the payment of the Loans and all other Obligations and the termination of this Agreement. If the Borrower shall reimburse the Administrative Agent for any Indemnifiable Amount following payment by any Lender to the Administrative Agent in respect of such Indemnifiable Amount pursuant to this Section, the Administrative Agent shall share such reimbursement on a ratable basis with each Lender making any such payment. Solely for the purposes of this Section 12.6., the term “Administrative Agent,” as used in this Section 12.6., shall include the Issuing Banks. Section 12.7 Lender Credit Decision, Etc. Each of the Lenders and the Issuing Banks expressly acknowledges and agrees that neither the Administrative Agent nor any of its Related Parties has made any representations or warranties to such Issuing Bank or such Lender and that no act by the Administrative Agent hereafter taken, including any review of the affairs of the Borrower, any other Loan Party or any other Subsidiary or Affiliate, shall be deemed to constitute any such representation or warranty by the Administrative Agent to any Issuing Bank or any Lender. Each of the Lenders and the Issuing Banks acknowledges that it has made its own credit and legal analysis and decision to enter into this Agreement and the transactions contemplated hereby, independently and without reliance upon the Administrative Agent, any other Lender or counsel to the Administrative Agent, or any of their respective Related Parties, and based on the financial statements of the Borrower, the other Loan Parties, the other Subsidiaries and other Affiliates, and inquiries of such Persons, its independent due diligence of the business and affairs of the Borrower, the other Loan Parties, the other Subsidiaries and other Persons, its review of the Loan Documents, the legal opinions required to be delivered to it hereunder, the advice of its own counsel and such other documents and information as it has deemed appropriate. Each of the Lenders and the Issuing Banks also acknowledges that it will, independently and without reliance upon the Administrative Agent, any other Lender or counsel to the Administrative Agent or any of their respective Related Parties, and based on such review, advice, documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under the Loan Documents. The Administrative Agent shall not be required to keep itself informed as to the performance or observance by the Borrower or any other Loan Party of the Loan Documents or any other document referred to or provided for therein or to inspect the properties or

NAI-5009845676v8 124 books of, or make any other investigation of, the Borrower, any other Loan Party or any other Subsidiary. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders and the Issuing Banks by the Administrative Agent under this Agreement or any of the other Loan Documents, the Administrative Agent shall have no duty or responsibility to provide any Lender or any Issuing Bank with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of the Borrower, any other Loan Party or any other Affiliate thereof which may come into possession of the Administrative Agent or any of its Related Parties. Each of the Lenders and the Issuing Banks acknowledges that the Administrative Agent’s legal counsel in connection with the transactions contemplated by this Agreement is only acting as counsel to the Administrative Agent and is not acting as counsel to any Lender or any Issuing Bank. Section 12.8 Successor Administrative Agent. The Administrative Agent (a) may resign at any time as Administrative Agent under the Loan Documents by giving written notice thereof to the Lenders and the Borrower or (b) may be removed by the Borrower or the Requisite Lenders at any time that the Administrative Agent, in its capacity as a Lender, is a Defaulting Lender. Upon any such resignation or removal, the Requisite Lenders shall have the right to appoint a successor Administrative Agent which appointment shall, provided no Event of Default exists, be subject to the Borrower’s approval, which approval shall not be unreasonably withheld or delayed. If no successor Administrative Agent shall have been so appointed in accordance with the immediately preceding sentence, and shall have accepted such appointment, within 30 days after the current Administrative Agent’s giving of notice of resignation or notice of removal, then the current Administrative Agent may, on behalf of the Lenders and the Issuing Bank, appoint a successor Administrative Agent, which shall be a Lender, if any Lender shall be willing to serve, and otherwise shall be an Eligible Assignee (but in no event shall any such successor Administrative Agent be a Defaulting Lender or an Affiliate of a Defaulting Lender); provided that if the Administrative Agent shall notify the Borrower and the Lenders that no Lender has accepted such appointment, then such resignation or removal shall nonetheless become effective in accordance with such notice and (1) the Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents and (2) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made to each Lender and each Issuing Bank directly, until such time as a successor Administrative Agent has been appointed as provided for above in this Section; provided, further that such Lenders and such Issuing Banks so acting directly shall be and be deemed to be protected by all indemnities and other provisions herein for the benefit and protection of the Administrative Agent as if each such Lender or Issuing Bank were itself the Administrative Agent. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the current Administrative Agent, and the current Administrative Agent shall be discharged from its duties and obligations under the Loan Documents. Any resignation or removal by an Administrative Agent shall also constitute the resignation as an Issuing Bank by the Lender then acting as Administrative Agent (the “Resigning Lender”). Upon the acceptance of a successor’s appointment as Administrative Agent hereunder (i) the Resigning Lender shall be discharged from all duties and obligations of an Issuing Bank hereunder and under the other Loan Documents and (ii) the successor Administrative Agent, in its capacity as an Issuing Bank shall issue letters of credit in substitution for all Letters of Credit issued by the Resigning Lender as Issuing Bank outstanding at the time of such succession (which letters of credit issued in substitution shall be deemed to be Letters of Credit issued hereunder) or make other arrangements satisfactory to the Resigning Lender to effectively assume the obligations of the Resigning Lender with respect to such Letters of Credit. After any Administrative Agent’s resignation or removal hereunder as Administrative Agent, the provisions of this Article XII. shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under the Loan Documents. Notwithstanding anything contained herein to the contrary, the Administrative Agent may assign its rights

NAI-5009845676v8 125 and duties under the Loan Documents to any of its Affiliates by giving the Borrower and each Lender prior written notice. Section 12.9 Titled Agents. Each of the Arrangers, Syndication Agent and Documentation Agent (each, a “Titled Agent”) in each such respective capacity, assumes no responsibility or obligation hereunder, including, without limitation, for servicing, enforcement or collection of any of the Loans, nor any duties as an agent hereunder for the Lenders. The titles given to the Titled Agents are solely honorific and imply no fiduciary responsibility on the part of the Titled Agents to the Administrative Agent, any Lender, the Issuing Bank, the Borrower or any other Loan Party and the use of such titles does not impose on the Titled Agents any duties or obligations greater than those of any other Lender or entitle the Titled Agents to any rights other than those to which any other Lender is entitled. Section 12.10 Specified Derivatives Contracts and Specified Cash Management Agreements. No Specified Cash Management Bank or Specified Derivatives Provider that obtains the benefits of Section 11.5. by virtue of the provisions hereof or of any Loan Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of any Loan Document or the Collateral other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Article to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Specified Cash Management Agreements and Specified Derivatives Contracts unless the Administrative Agent has received written notice of such Specified Cash Management Agreements and Specified Derivatives Contracts, together with such supporting documentation as the Administrative Agent may request, from the applicable Specified Cash Management Bank or Specified Derivatives Provider, as the case may be. Section 12.11 Erroneous Payments. (a) Each Lender, each Issuing Bank and any other party hereto hereby severally agrees that if (i) the Administrative Agent notifies (which such notice shall be conclusive absent manifest error) such Lender or Issuing Bank or any other Lender Party (or the Lender Affiliate of a Lender Party) or any other Person that has received funds from the Administrative Agent or any of its Affiliates, either for its own account or on behalf of a Lender, Issuing Bank or other Lender Party (each such recipient, a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion that any funds received by such Payment Recipient were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Payment Recipient) or (ii) any Payment Recipient receives any payment from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, as applicable, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, as applicable, or (z) that such Payment Recipient otherwise becomes aware was transmitted or received in error or by mistake (in whole or in part) then, in each case, an error in payment shall be presumed to have been made (any such amounts specified in clauses (i) or (ii) of this Section 12.11.(a), whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise; individually and collectively, an “Erroneous Payment”), then, in each case, such Payment Recipient is deemed to have knowledge of such error at the time of its receipt of such Erroneous Payment; provided that nothing in this Section shall require the Administrative Agent to provide any of the notices specified in clauses (i) or (ii) above. Each Payment Recipient agrees that it shall not assert any right

NAI-5009845676v8 126 or claim to any Erroneous Payment, and hereby waives any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payments, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine. (b) Without limiting the immediately preceding clause (a), each Payment Recipient agrees that, in the case of clause (a)(ii) above, it shall promptly notify the Administrative Agent in writing of such occurrence. (c) In the case of either clause (a)(i) or (a)(ii) above, such Erroneous Payment shall at all times remain the property of the Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Administrative Agent, and upon demand from the Administrative Agent such Payment Recipient shall (or, shall cause any Person who received any portion of an Erroneous Payment on its behalf to), promptly, but in all events no later than two Business Days thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made in same day funds and in the currency so received, together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. (d) In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor by the Administrative Agent in accordance with immediately preceding clause (c), from any Lender that is a Payment Recipient or an Affiliate of a Payment Recipient (such unrecovered amount as to such Lender, an “Erroneous Payment Return Deficiency”), then at the sole discretion of the Administrative Agent and upon the Administrative Agent’s written notice to such Lender (i) such Lender shall be deemed to have made a cashless assignment of the full face amount of the portion of its Loans (but not its Commitments) with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Class”) to the Administrative Agent or, at the option of the Administrative Agent, the Administrative Agent’s applicable lending affiliate in an amount that is equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Loans (but not Commitments) of the Erroneous Payment Impacted Class, the “Erroneous Payment Deficiency Assignment”) plus any accrued and unpaid interest on such assigned amount, without further consent or approval of any party hereto and without any payment by the Administrative Agent or its applicable lending affiliate as the assignee of such Erroneous Payment Deficiency Assignment. The parties hereto acknowledge and agree that (1) any assignment contemplated in this clause (d) shall be made without any requirement for any payment or other consideration paid by the applicable assignee or received by the assignor, (2) the provisions of this clause (d) shall govern in the event of any conflict with the terms and conditions of Section 13.5. and (3) the Administrative Agent may reflect such assignments in the Register without further consent or action by any other Person. (e) Each party hereto hereby agrees that (x) in the event an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent (1) shall be subrogated to all the rights of such Payment Recipient with respect to such amount and (2) is authorized to set off, net and apply any and all amounts at any time owing to such Payment Recipient under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Payment Recipient from any source, against any amount due to the Administrative Agent under this Section 12.11. or under the indemnification provisions of this Agreement, (y) the receipt of an Erroneous Payment by a Payment Recipient shall not for the purpose of this Agreement be treated as a payment, prepayment, repayment, discharge or other satisfaction of any Obligations owed by the Borrower or any other Loan Party, except, in each case, to the extent such Erroneous Payment is,

NAI-5009845676v8 127 and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Borrower or any other Loan Party for the purpose of making a payment on the Obligations and (z) to the extent that an Erroneous Payment was in any way or at any time credited as payment or satisfaction of any of the Obligations, the Obligations or any part thereof that were so credited, and all rights of the Payment Recipient, as the case may be, shall be reinstated and continue in full force and effect as if such payment or satisfaction had never been received; provided, that this Section 12.11. shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the Obligations of the Loan Parties relative to the amount (and/or timing for payment) of the Obligations that would have been payable had such Erroneous Payment not been made by the Administrative Agent. (f) Each party’s obligations under this Section 12.11. shall survive the resignation or replacement of the Administrative Agent or any transfer of rights or obligations by, or the replacement of, a Lender or any Issuing Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document. (g) Nothing in this Section 12.11. will constitute a waiver or release of any claim of the Administrative Agent hereunder arising from any Payment Recipient’s receipt of an Erroneous Payment. Section 12.12 Collateral and Guaranty Matters; Protective Advances. (a) Each Lender hereby authorizes the Administrative Agent, without the necessity of any notice to or further consent from any Lender, from time to time prior to an Event of Default, (i) to take any action with respect to any Collateral or any Loan Document which may be necessary to perfect and maintain perfected the Liens upon the Collateral granted pursuant to any of the Loan Documents and to enter into such Security Documents as may be necessary or desirable in connection therewith from time to time, and (ii) to consent to (A) the transfer by the Borrower or any Subsidiary of Holdings of immaterial portions of any one or more Collateral Properties, including, without limitation, to Governmental Authorities for dedication or public use or in connection with a condemnation proceeding, or to third parties for private use as roadways or for access, ingress or egress, or (B) the granting by the Borrower or any Subsidiary of Holdings of easements, restrictions, covenants, reservations and rights of way in the ordinary course of business (or otherwise in connection with a condemnation proceeding), including, without limitation, for use, access, water and sewer lines, telephone and telegraph lines, gas or electric lines, telecommunications leases and other utilities, provided that no such grant, conveyance or encumbrance shall materially impair the utility and operation of the affected individual Collateral Property or have an Material Adverse Effect on such Collateral Property, in each such case, as determined by the Administrative Agent. (b) The Lenders hereby authorize the Administrative Agent, at its option and in its discretion, to release any Lien granted to or held by the Administrative Agent upon any Collateral (i) upon termination of the Commitments and indefeasible payment and satisfaction in full of all of the Obligations, (ii) as expressly permitted by, but only in accordance with, the terms of the applicable Loan Document, and (iii) if approved, authorized or ratified in writing by the Requisite Lenders (or such greater number of Lenders as this Agreement or any other Loan Document may expressly provide). Upon request by the Administrative Agent at any time, the Lenders will confirm in writing the Administrative Agent’s authority to release particular types or items of Collateral pursuant to this Section. (c) Upon any sale and transfer of Collateral which is expressly permitted pursuant to the terms of this Agreement, and upon at least five (5) Business Days’ prior written request by the Borrower, the Administrative Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of the Liens granted to the Administrative Agent for its benefit and the benefit of the Lenders hereunder or pursuant hereto upon the Collateral that was sold

NAI-5009845676v8 128 or transferred (including the release of any Former Subsidiary Owner); provided, however, that (i) the Administrative Agent shall not be required to execute any such document on terms which, in the Administrative Agent’s opinion, would expose the Administrative Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Liens upon (or obligations of the Borrower or any other Loan Party in respect of) all interests retained by the Borrower or any other Loan Party, including, without limitation, the proceeds of such sale or transfer, all of which shall continue to constitute part of the Collateral. In the event of any sale or transfer of Collateral, or any foreclosure or deed in lieu thereof with respect to any of the Collateral, the Administrative Agent shall be authorized to deduct all of the expenses reasonably incurred by the Administrative Agent from the proceeds of any such sale, transfer or foreclosure. (d) The Administrative Agent shall have no obligation whatsoever to any Lender or to any other Person to assure that the Collateral exists or is owned by the Borrower, any other Loan Party or any other Subsidiary of Holdings or is cared for, protected or insured or that the Liens granted to the Administrative Agent herein or pursuant hereto have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise or to continue exercising at all or in any manner or under any duty of care, disclosure or fidelity any of the rights, authorities and powers granted or available to the Administrative Agent in this Section or in any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Administrative Agent may act in any manner it may deem appropriate, in its sole discretion, and that the Administrative Agent shall have no duty or liability whatsoever to the Lenders, except to the extent determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from its gross negligence or willful misconduct. (e) The Administrative Agent may make, and shall be reimbursed by the Lenders (in accordance with their Pro Rata Shares) to the extent not reimbursed by the Borrower for, Protective Advances during any one (1) calendar year with respect to each Pledged Interest or Collateral Property (individually, and not an aggregate limitation) up to the sum of (i) amounts expended to pay ground rents and other amounts required under any ground lease, taxes, assessments and governmental charges or levies imposed upon such Collateral; (ii) amounts expended to pay insurance premiums for policies of insurance related to such Collateral; and (iii) $10,000,000. Protective Advances in excess of said sum during any calendar year for any Pledged Interest or Collateral Property shall require the consent of the Requisite Lenders. The Borrower agrees to pay on demand all Protective Advances. (f) By their acceptance of the benefits of the Security Documents, each Lender that is at any time itself a Specified Derivatives Provider, or having an Affiliate that is a Specified Derivatives Provider, hereby, for itself, and on behalf of any such Affiliate, in its capacity as a Specified Derivatives Provider, acknowledges that obligations arising under any Specified Derivatives Contract are not secured by the Collateral. (g) Each Lender agrees that it will not take any action, nor institute any actions or proceedings, against the Borrower or any other Loan Party under the Loan Documents with respect to exercising claims against or rights in the Collateral without the written consent of the Requisite Lenders. For purposes of this Section, the term “Lender” includes any Person that is or at any time has been a Lender and the terms and conditions of this provision shall be binding upon such Person at all times and expressly survive any assignment of the Commitment and Loans of such Person in whole or in part. (h) Notwithstanding anything to the contrary in this Agreement or in any Security Instrument, before any particular Collateral Property is acquired by the Administrative Agent as a result of a foreclosure of the Security Instrument thereon, the acceptance of a deed in lieu thereof or any other exercise of remedies

NAI-5009845676v8 129 pursuant thereto, the Administrative Agent shall have obtained an updated “Phase I” environmental assessment of such Collateral Property and any “Phase II” environmental assessment recommended by the environmental engineering firm preparing such assessments for such Collateral Property. Section 12.13 Post-Foreclosure Plans. If all or any portion of the Collateral is acquired by the Administrative Agent as a result of a foreclosure or the acceptance of an assignment in lieu of foreclosure, or is retained in satisfaction of all or any part of the Obligations, the title to any such Collateral, or any portion thereof, shall be held in the name of the Administrative Agent or a nominee or Subsidiary of the Administrative Agent, as “Administrative Agent”, for the ratable benefit of all Lender Parties. The Administrative Agent shall prepare a recommended course of action for such Collateral (a “Post-Foreclosure Plan”), which shall be subject to the approval of the Requisite Lenders. In accordance with the approved Post-Foreclosure Plan, the Administrative Agent shall manage, operate, repair, administer, complete, construct, restore or otherwise deal with the Collateral acquired, and shall administer all transactions relating thereto, including agents for the sale of such Collateral, and the collecting of rents and other sums from such Collateral and paying the expenses of such Collateral. Actions taken by the Administrative Agent with respect to the Collateral, which are not specifically provided for in the approved Post-Foreclosure Plan or reasonably incidental thereto, shall require the written consent of the Requisite Lenders by way of supplement to such Post- Foreclosure Plan. Upon demand therefor from time to time, each Lender will contribute its share (based on its Pro Rata Share) of all reasonable costs and expenses incurred by the Administrative Agent pursuant to the approved Post-Foreclosure Plan in connection with the construction, operation, management, maintenance, leasing and sale of such Collateral. In addition, the Administrative Agent shall render or cause to be rendered to each Lender, on a monthly basis, an income and expense statement for such Collateral, and each Lender shall promptly contribute its Pro Rata Share of any operating loss for such Collateral, and such other expenses and operating reserves as the Administrative Agent shall deem reasonably necessary pursuant to and in accordance with the approved Post-Foreclosure Plan. To the extent there is net operating income from such Collateral, the Administrative Agent shall, in accordance with the approved Post-Foreclosure Plan, determine the amount and timing of distributions to the Lender. All such distributions shall be made to the Lenders in accordance with their respective Pro Rata Shares. The Lenders acknowledge and agree that if title to any Collateral is obtained by the Administrative Agent or its nominee, such Collateral will not be held as a permanent investment but will, consistent with and subject to the requirements of Section 12.12. and this Section 12.13., be liquidated and the proceeds of such liquidation will be distributed in accordance with Section 11.5. as soon as practicable. The Administrative Agent shall undertake to sell such Collateral, at such price and upon such terms and conditions as the Requisite Lenders reasonably shall determine to be most advantageous to the Lenders. Any purchase money mortgage taken in connection with the disposition of such Collateral in accordance with the immediately preceding sentence shall name the Administrative Agent, as Administrative Agent for the Lenders, as the beneficiary or mortgagee. In such case, the Administrative Agent and the Lenders shall enter into an agreement with respect to such purchase money Mortgage defining the rights of the Lenders in the same Pro Rata Shares as provided hereunder, which agreement shall be in all material respects similar to this Article XII insofar as the same is appropriate or applicable. Section 12.14 Certain ERISA Matters (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and its Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true:

NAI-5009845676v8 130 (i) such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3- 101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments; (ii) the prohibited transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement; (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of subsections (b) through (g) of Part I of PTE 84-14, and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement; or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless either subclause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has provided another representation, warranty and covenant as provided in subclause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of the Administrative Agent and its Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that neither the Administrative Agent, nor any of its Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related to hereto or thereto). Section 12.15 No Set Off. Each Lender and Issuing Bank hereby acknowledges that the exercise by any of the Administrative Agent, any Issuing Bank, any Lender, any of their respective Affiliates, or any Participant of any offset, set-off, banker’s lien or similar rights against any deposit account or other property or asset of any Loan Party, whether or not such property or assets or any Collateral Properties are located in California or another jurisdiction with certain Applicable Laws restricting secured parties from pursuing multiple collection methods (so called “one-action” rules), could result under certain laws in significant impairment of the ability of all Lender Parties to recover any further amounts in respect of the Obligations and/or Guaranteed Obligations and could result in the loss or invalidation of Liens under certain Security Documents. Therefore, each Lender and each Issuing Bank agrees not to charge or offset any amount owed to it by any Loan Party against any of the accounts, property or assets of any Loan Party or any of its Affiliates held by

NAI-5009845676v8 131 such Lender or Issuing Bank (or any of their respective Affiliates) without the prior written approval of the Administrative Agent and the Requisite Lenders. Article XIII. MISCELLANEOUS Section 13.1 Notices. Unless otherwise provided herein (including without limitation as provided in Section 9.5.), communications provided for hereunder shall be in writing and shall be mailed, telecopied, or delivered as follows: If to the Borrower: Orion Properties LP 3200 E. Camelback Road, Suite 100 Phoenix, AZ 85018 Attn: General Counsel Email: RELegal@onlreit.com If to the Administrative Agent: Wells Fargo Bank, National Association 333 S Grand Ave MAC: E2064-090 Los Angeles, CA 90071 Attention: Rebecca Ghermezi Email: rebecca.ghermezi@wellsfargo.com Telephone: +1 213 358 7530 with a copy to (which shall not constitute notice): Wells Fargo Bank, National Association 550 S Tryon Street, 22nd Floor MAC: D1086 – 220 Charlotte, North Carolina 28202 Attention: Transaction Management Director If to the Administrative Agent under Article II.: Wells Fargo Bank, National Association 600 S. 4th Street, 8th Floor Minneapolis, MN 55415 Attn: Alexander Boser Telephone: 612-478-6012 Email: Alexander.D.Boser@wellsfargo.com; and creloanservicingoperations@wellsfargo.com If to Wells Fargo, as an Issuing Bank: Wells Fargo Bank, National Association 333 S Grand Ave

NAI-5009845676v8 132 MAC: E2064-090 Los Angeles, CA 90071 Attention: Rebecca Ghermezi Email: rebecca.ghermezi@wellsfargo.com Telephone: +1 213 358 7530 with a copy to: Wells Fargo Bank, National Association 550 S Tryon Street, 22nd Floor MAC: D1086 – 220 Charlotte, North Carolina 28202 Attention: Transaction Management Director If to JPMorgan Chase Bank, N.A., as an Issuing Bank: JPMorgan Chase Bank, N.A. 131 S Dearborn St, Floor 04 Chicago, IL, 60603-5506 Attention: LC Agency Team Tel: 800-364-1969 Fax: 856-294-5267 Email: chicago.lc.agency.activity.team@jpmchase.com With a copy to: JPMorgan Chase Bank, N.A. 131 S Dearborn St, Floor 04 Chicago, IL, 60603-5506 Attention: Loan and Agency Servicing Email: jpm.agency.cri@jpmorgan.com If to any other Lender: To such Lender’s address or telecopy number as set forth in the applicable Administrative Questionnaire or, as to each party at such other address as shall be designated by such party in a written notice to the other parties delivered in compliance with this Section; provided, a Lender and an Issuing Bank shall only be required to give notice of any such other address to the Administrative Agent and the Borrower. All such notices and other communications shall be effective (i) if mailed, upon the first to occur of receipt or the expiration of 3 days after the deposit in the United States Postal Service mail, postage prepaid and addressed to the address of the Borrower or the Administrative Agent, the Issuing Banks and Lenders at the addresses specified; (ii) if telecopied, when transmitted; (iii) if hand delivered or sent by overnight courier, when delivered; or (iv) if delivered in accordance with Section 9.5. to the extent applicable; provided, however, that, in the case of the immediately preceding clauses (i), (ii) and (iii), non-receipt of any communication as of the result of any change of address of which the sending party was not notified or as the result of a refusal to accept delivery shall be deemed receipt of such communication. Notwithstanding the immediately preceding sentence, all notices or communications to the Administrative Agent, any Issuing Bank or any Lender under Article II. shall be effective only when actually received. None of the Administrative Agent, any Issuing Bank or any Lender shall incur any liability to any Loan Party (nor shall

NAI-5009845676v8 133 the Administrative Agent incur any liability to any Issuing Bank or the Lenders) for acting upon any telephonic notice referred to in this Agreement which the Administrative Agent, such Issuing Bank or such Lender, as the case may be, believes in good faith to have been given by a Person authorized to deliver such notice or for otherwise acting in good faith hereunder. Failure of a Person designated to get a copy of a notice to receive such copy shall not affect the validity of notice properly given to another Person. Section 13.2 Expenses. The Borrower agrees (a) to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of, and any amendment, supplement or modification to, any of the Loan Documents (including due diligence expenses and reasonable travel expenses related to closing), and the consummation and administration of the transactions contemplated hereby and thereby, including the reasonable and documented fees and disbursements of one primary counsel to the Administrative Agent, one local counsel to the Administrative Agent in each applicable jurisdiction, and, to the extent reasonably determined by the Administrative Agent to be necessary, one single firm of special counsel in each relevant specialty, and all costs and expenses of the Administrative Agent in connection with the use of IntraLinks, SyndTrak or other similar information transmission systems in connection with the Loan Documents and in connection with Collateral, including the review of Properties for inclusion as Collateral Properties, ongoing due diligence, and collateral review and preservation in respect of Collateral Properties, review of third party reports in respect of Collateral Properties, the Administrative Agent’s other activities under Section 8.16, and the reasonable and documented fees and disbursements of one primary counsel to the Administrative Agent, one local counsel to the Administrative Agent in each applicable jurisdiction, and, to the extent reasonably determined by the Administrative Agent to be necessary, one single firm of special counsel in each relevant specialty, in each case, relating to all such activities (it being understood and agreed that, to the extent any of such services or activities are provided internally by the Administrative Agent, the Borrower shall reimburse the Administrative Agent for such reasonable and customary costs and expenses at market rates), (b) to pay or reimburse the Administrative Agent, the Issuing Banks and the Lenders for all their reasonable and documented costs and expenses incurred in connection with the enforcement or preservation of any rights under the Loan Documents, including the reasonable fees and disbursements of one primary counsel for all such Persons, taken as a whole, one local counsel in each applicable jurisdiction for all such Persons, taken as a whole, and, to the extent reasonably determined by the Administrative Agent to be necessary, one single firm of special counsel in each relevant specialty for all such Persons, taken as a whole (and solely, in the case of a conflict of interest, one additional primary counsel, one additional local counsel in each applicable jurisdiction, and one additional firm of special counsel in each relevant specialty, in each case, for each group of similarly situated affected Persons, taken as a whole) and any payments in indemnification or otherwise payable by the Lenders to the Administrative Agent pursuant to the Loan Documents, (c) to pay, and indemnify and hold harmless the Administrative Agent, the Issuing Banks and the Lenders from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any failure to pay or delay in paying, documentary, stamp, excise and other similar taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of any of the Loan Documents, or consummation of any amendment, supplement or modification of, or any waiver or consent under or in respect of, any Loan Document and (d) to the extent not already covered by any of the preceding subsections, to pay or reimburse the reasonable and documented fees and disbursements of one primary counsel to the Administrative Agent, the Issuing Banks and the Lenders, taken as a whole, one local counsel in each applicable jurisdiction to such Persons, taken as a whole, and one single firm of special counsel in each relevant specialty for all such Persons, taken as a whole (and solely, in the case of a conflict of interest, one additional primary counsel, one additional local counsel in each applicable jurisdiction, and one additional firm of special counsel in each relevant specialty, in each case, for each group of similarly situated affected Persons, taken as a whole) incurred in connection with the representation of the Administrative Agent, such Issuing Bank or such Lender in any matter relating to or arising out of any

NAI-5009845676v8 134 bankruptcy or other proceeding of the type described in Sections 11.1.(e) or 11.1.(f), including, without limitation (i) any motion for relief from any stay or similar order, (ii) the negotiation, preparation, execution and delivery of any document relating to the Obligations and (iii) the negotiation and preparation of any debtor-in-possession financing or any plan of reorganization of the Borrower or any other Loan Party, whether proposed by the Borrower, such Loan Party, the Lenders or any other Person, and whether such fees and expenses are incurred prior to, during or after the commencement of such proceeding or the confirmation or conclusion of any such proceeding. If the Borrower shall fail to pay any amounts required to be paid by it pursuant to this Section, the Administrative Agent and/or the Lenders may pay such amounts on behalf of the Borrower and such amounts shall be deemed to be Obligations owing hereunder. For the avoidance of doubt, other than for clause (c) of this Section 13.2., this Section 13.2. shall not relate to any Taxes. Section 13.3 Setoff. Subject to Sections 3.3 and 12.15 and in addition to any rights now or hereafter granted under Applicable Law and not by way of limitation of any such rights, the Borrower hereby authorizes the Administrative Agent, each Issuing Bank, each Lender, each Affiliate of the Administrative Agent, any Issuing Bank or any Lender, and each Participant, at any time or from time to time while an Event of Default exists, without notice to the Borrower or to any other Person (any such notice being hereby expressly waived) (but in the case of an Issuing Bank, a Lender, an Affiliate of an Issuing Bank or a Lender, or a Participant intending to exercise any rights pursuant to this Section 13.3, subject to receipt of the prior written consent of the Administrative Agent and the Requisite Lenders), to set off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured) (other than third party funds) and any other indebtedness at any time held or owing by the Administrative Agent, such Issuing Bank, such Lender, any Affiliate of the Administrative Agent, such Issuing Bank or such Lender, or such Participant, to or for the credit or the account of the Borrower against and on account of any of the Obligations, irrespective of whether or not any or all of the Loans and all other Obligations have been declared to be, or have otherwise become, due and payable as permitted by Section 11.2., and although such Obligations shall be contingent or unmatured. Notwithstanding anything to the contrary in this Section, if any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 3.9. and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the Issuing Banks and the Lenders and (y) such Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. Section 13.4 Litigation; Jurisdiction; Other Matters; Waivers. (a) EACH PARTY HERETO ACKNOWLEDGES THAT ANY DISPUTE OR CONTROVERSY BETWEEN OR AMONG THE BORROWER, THE ADMINISTRATIVE AGENT, ANY ISSUING BANK OR ANY OF THE LENDERS WOULD BE BASED ON DIFFICULT AND COMPLEX ISSUES OF LAW AND FACT AND WOULD RESULT IN DELAY AND EXPENSE TO THE PARTIES. ACCORDINGLY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE LENDERS, THE ADMINISTRATIVE AGENT, THE ISSUING BANKS AND THE BORROWER HEREBY WAIVES ITS RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT OR TRIBUNAL IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST ANY PARTY HERETO ARISING OUT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR BY REASON OF ANY OTHER SUIT, CAUSE OF ACTION OR DISPUTE WHATSOEVER BETWEEN OR AMONG THE BORROWER, THE

NAI-5009845676v8 135 ADMINISTRATIVE AGENT, ANY ISSUING BANK OR ANY OF THE LENDERS OF ANY KIND OR NATURE RELATING TO ANY OF THE LOAN DOCUMENTS. (b) THE BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER, ANY ISSUING BANK, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY, AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK SITTING IN NEW YORK COUNTY, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR ANY ISSUING BANK MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. EACH PARTY FURTHER WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT FORUM AND EACH AGREES NOT TO PLEAD OR CLAIM THE SAME. (c) THE BORROWER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS ISSUED THEREIN, AND AGREES THAT SERVICE OF SUCH SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE BORROWER AT ITS ADDRESS FOR NOTICES PROVIDED FOR HEREIN. (d) THE PROVISIONS OF THIS SECTION HAVE BEEN CONSIDERED BY EACH PARTY WITH THE ADVICE OF COUNSEL AND WITH A FULL UNDERSTANDING OF THE LEGAL CONSEQUENCES THEREOF, AND SHALL SURVIVE THE PAYMENT OF THE LOANS AND ALL OTHER AMOUNTS PAYABLE HEREUNDER OR UNDER THE OTHER LOAN DOCUMENTS, THE TERMINATION OR EXPIRATION OF ALL LETTERS OF CREDIT AND THE TERMINATION OF THIS AGREEMENT. Section 13.5 Successors and Assigns. (a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither the Borrower nor Parent may assign or otherwise transfer any of its rights or obligations hereunder or under any other Loan Document without the prior written consent of the Administrative Agent and each Lender, and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee in accordance with the provisions of the immediately following

NAI-5009845676v8 136 subsection (b), (ii) by way of participation in accordance with the provisions of the immediately following subsection (d) or (iii) by way of pledge or assignment of a security interest subject to the restrictions of the immediately following subsection (e) (and, subject to the last sentence of the immediately following subsection (b), any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in the immediately following subsection (d) and, to the extent expressly contemplated hereby, the Related Parties of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Assignments by Lenders. Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that any such assignment shall be subject to the following conditions: (i) Minimum Amounts. (A) in the case of an assignment of the entire remaining amount of an assigning Revolving Lender’s Revolving Commitment and/or the Revolving Loans at the time owing to it, or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and (B) in any case not described in the immediately preceding subsection (A), the aggregate amount of the Revolving Commitment (which for this purpose includes Revolving Loans outstanding thereunder) or, if the applicable Revolving Commitment is not then in effect, the principal outstanding balance of the Revolving Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date) shall not be less than $5,000,000 in the case of any assignment of a Revolving Commitment, unless each of the Administrative Agent and, so long as no Event of Default shall exist, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); provided, however, that if, after giving effect to such assignment, the amount of the Revolving Commitment held by such assigning Lender or the outstanding principal balance of the Loans of such assigning Lender, as applicable, would be less than $5,000,000 in the case of a Revolving Commitment or Revolving Loans, then such assigning Lender shall assign the entire amount of its Revolving Commitment and the Loans at the time owing to it. (ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loan or the Revolving Commitment assigned. (iii) Required Consents. No consent shall be required for any assignment except to the extent required by clause (i)(B) of this subsection (b) and, in addition: (A) the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (x) a Default or Event of Default shall exist at the time of such assignment or (y) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that the Borrower shall be deemed to have consented to any such

NAI-5009845676v8 137 assignment unless it shall object thereto by written notice to the Administrative Agent within 10 Business Days after having received notice thereof; and (B) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of a Revolving Commitment if such assignment is to a Person that is not already a Lender with a Revolving Commitment, an Affiliate of such a Lender or an Approved Fund with respect to such a Lender; and (C) the consent of the Issuing Banks shall be required for any assignment in respect of a Revolving Commitment. (iv) Assignment and Assumption; Notes. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $4,500 for each assignment (which fee the Administrative Agent may, in its sole discretion, elect to waive), and the assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. If requested by the transferor Lender or the assignee, upon the consummation of any assignment, the transferor Lender, the Administrative Agent and the Borrower shall make appropriate arrangements so that new Notes are issued to the assignee and such transferor Lender, as appropriate. (v) No Assignment to Certain Persons. No such assignment shall be made to (A) the Borrower or any of the Borrower’s Affiliates or Subsidiaries or (B) to any Defaulting Lender or any of its Subsidiaries, or to any Person who, upon becoming a Lender hereunder, would constitute a Defaulting Lender or a Subsidiary thereof. (vi) No Assignment to Natural Persons. No such assignment shall be made to a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person). (vii) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent, each Issuing Bank and each other Lender hereunder (and interest accrued thereon), and (y) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit in accordance with its Commitment. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under Applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. Subject to acceptance and recording thereof by the Administrative Agent pursuant to the immediately following subsection (c), from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such

NAI-5009845676v8 138 Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 5.4., 13.2. and 13.9. and the other provisions of this Agreement and the other Loan Documents to the extent provided in Section 13.10. with respect to facts and circumstances occurring prior to the effective date of such assignment; provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender having been a Defaulting Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with the immediately following subsection (d). (c) Register. The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrower, shall maintain at the Principal Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice. (d) Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural Person, or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person, or the Borrower or any of the Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Revolving Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent, the Issuing Banks and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to (w) increase such Lender’s Commitment, (x) extend the date fixed for the payment of principal on the Loans or portions thereof owing to such Lender, (y) reduce the rate at which interest is payable thereon or (z) release any Guarantor from its Obligations under the Guaranty except as contemplated by Section 8.14.(b) or any other release in accordance with the terms hereof, in each case, as applicable to that portion of such Lender’s rights and/or obligations that are subject to the participation. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.10., 5.1., 5.4. (subject to the requirements and limitations therein, including the requirements under Section 3.10.(g) (it being understood that the documentation required under Section 3.10.(g) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Section 5.6. as if it were an assignee under subsection (b) of this Section; and (B) shall not be entitled to receive any greater payment under Sections 5.1. or 3.10., with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Regulatory Change that occurs after the Participant acquired the applicable

NAI-5009845676v8 139 participation. Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 5.6. with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 13.3. as though it were a Lender; provided that such Participant agrees to be subject to Section 3.3. as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Commitments, Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (e) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (f) No Registration. Each Lender agrees that, without the prior written consent of the Borrower and the Administrative Agent, it will not make any assignment hereunder in any manner or under any circumstances that would require registration or qualification of, or filings in respect of, any Loan or Note under the Securities Act or any other securities laws of the United States of America or of any other jurisdiction. (g) [Reserved]. (h) USA Patriot Act Notice; Compliance. In order for the Administrative Agent to comply with “know your customer” and anti-money laundering rules and regulations, including without limitation, the Patriot Act, prior to any Lender that is organized under the laws of a jurisdiction outside of the United States of America becoming a party hereto, the Administrative Agent may request, and such Lender shall provide to the Administrative Agent, its name, address, tax identification number and/or such other identification information as shall be necessary for the Administrative Agent to comply with federal law. Section 13.6 Amendments and Waivers. (a) Generally. Except as otherwise expressly provided in this Agreement, (i) any consent or approval required or permitted by this Agreement or any other Loan Document to be given by the Lenders may be given, (ii) any term of this Agreement or of any other Loan Document may be amended, (iii) the performance or observance by the Borrower, any other Loan Party or any other Subsidiary of any terms of this Agreement or such other Loan Document may be waived, and (iv) the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Requisite Lenders (or the Administrative Agent at the written direction of the Requisite Lenders), and, in the case of an amendment to any Loan Document, the written consent of each Loan Party which is party thereto. Subject to the immediately

NAI-5009845676v8 140 following subsection (b), any term of this Agreement or of any other Loan Document relating to the rights or obligations of the Revolving Lenders, and not any other Lenders, may be amended, and the performance or observance by the Borrower or any other Loan Party or any Subsidiary of any such terms may be waived (either generally or in a particular instance and either retroactively or prospectively) with, and only with, the written consent of the Requisite Lenders (and, in the case of an amendment to any Loan Document, the written consent of each Loan Party a party thereto). Notwithstanding anything to the contrary contained in this Section, the Fee Letter may be amended, and the performance or observance by any Loan Party thereunder may be waived, in a writing executed only by the parties thereto. (b) Additional Lender Consents. In addition to the foregoing requirements, no amendment, waiver or consent shall: (i) increase, extend or reinstate the Commitments of a Lender without the written consent of such Lender; provided that the waiver of any Default or Event of Default or of any mandatory prepayment or reduction in Commitments shall not be deemed to be an increase, extension or reinstatement of Commitments; (ii) reduce the principal of, or interest that has accrued or the rates of interest that will be charged on the outstanding principal amount of, any Loans or other Obligations without the written consent of each Lender directly affected thereby; provided, however, only the written consent of the Requisite Lenders shall be required (x) for the waiver of interest payable at the Post- Default Rate, retraction of the imposition of interest at the Post-Default Rate and amendment of the definition of “Post-Default Rate” and (y) to amend any financial covenant hereunder (or any defined term used therein) even if the effect of such amendment would be to reduce the rate of interest on any Loan or to reduce any fee payable hereunder; (iii) reduce the amount of any Fees payable to a Lender without the written consent of such Lender; provided, however, only the written consent of the Requisite Lenders shall be required to amend any financial covenant hereunder (or any defined term used therein) even if the effect of such amendment would be to reduce the rate of interest on any Loan or to reduce any Fee payable hereunder; (iv) modify the definitions of “Revolving Termination Date” (except in accordance with Section 2.14) or “Revolving Commitment Percentage”, otherwise postpone any date fixed for, or forgive, any payment of principal of, or interest on, any Revolving Loans or for the payment of Fees or any other Obligations owing to the Revolving Lenders, or extend the expiration date of any Letter of Credit beyond the Revolving Termination Date, in each case, without the written consent of each Revolving Lender; provided that the waiver of any Default or Event of Default or of any mandatory prepayment or reduction in Commitments shall not be deemed to be a postponement or extension of the date of any payment; (v) modify the definition of “Pro Rata Share” or amend or otherwise modify the provisions of Section 3.2., Section 3.3. or Section 11.5. without the written consent of each Lender directly and adversely affected thereby; (vi) amend this Section, amend Section 12.13., or amend the definitions of the terms used in this Agreement or the other Loan Documents insofar as such definitions affect the substance of this Section without the written consent of each Lender directly and adversely affected thereby; (vii) modify the definition of the term “Requisite Lenders” or modify in any other manner the number or percentage of the Revolving Lenders required to make any determinations

NAI-5009845676v8 141 or waive any rights hereunder or to modify any provision hereof without the written consent of each Revolving Lender; (viii) release any Guarantor from its obligations under the Guaranty to which it is a party (except, solely in the case of a Subsidiary Guarantor, as contemplated by Section 8.14)) without the written consent of each Lender; (ix) release any of the Collateral granted pursuant to the Pledge Agreement or the Holdings Pledge Agreement (except for releases thereof expressly permitted under or contemplated by this Agreement or the Pledge Agreement or the Holdings Pledge Agreement, as applicable) or subordinate any Lien of the Administrative Agent in any Pledged Interests, in each case, without the written consent of each Lender; (x) (x) release any Loan Party from its obligations under any Security Document (except as contemplated by Section 8.15(b) or 8.16(b)), (y) release or dispose of any Collateral Property, or all or substantially all of the value of any other Collateral unless released or disposed of as expressly permitted under this Agreement, (z) permit the Collateral to secure any Indebtedness other than the Obligations or the Guaranteed Obligations, as applicable, or (aa) subordinate the Obligations or the Guaranteed Obligations to any other Indebtedness for borrowed money or the Liens granted pursuant to the Security Documents securing the Obligations or the Guaranteed Obligations, as applicable, to the Liens securing other Indebtedness for borrowed money, in each case, without the written consent of each Lender; or (xi) amend, or waive the Borrower’s compliance with, Section 2.16. without the written consent of each Lender. (c) Amendment of Administrative Agent’s Duties, Etc. No amendment, waiver or consent unless in writing and signed by the Administrative Agent, in addition to the Lenders required hereinabove to take such action, shall affect the rights or duties of the Administrative Agent under this Agreement or any of the other Loan Documents. Any amendment, waiver or consent relating to Section 2.4. or the obligations of the Issuing Banks under this Agreement or any other Loan Document shall, in addition to the Lenders required hereinabove to take such action, require the written consent of the Issuing Banks. Any amendment, waiver or consent with respect to any Loan Document that (i) diminishes the rights of a Specified Derivatives Provider or a Specified Cash Management Bank in a manner or to an extent dissimilar to that affecting the Lenders or (ii) increases the liabilities or obligations of a Specified Derivatives Provider or a Specified Cash Management Bank shall, in addition to the Lenders required hereinabove to take such action, require the consent of the Lender that is (or having an Affiliate that is) such Specified Derivatives Provider or such Specified Cash Management Bank, as applicable. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitments of any Defaulting Lender may not be increased, reinstated or extended without the written consent of such Defaulting Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender more adversely than other affected Lenders shall require the written consent of such Defaulting Lender. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon and any amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose set forth therein. No course of dealing or delay or omission on the part of the Administrative Agent or any Lender in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. Any Event of Default occurring hereunder shall continue to exist until such time as such Event of Default is waived in writing in accordance with the terms of this

NAI-5009845676v8 142 Section, notwithstanding any attempted cure or other action by the Borrower, any other Loan Party or any other Person subsequent to the occurrence of such Event of Default. Except as otherwise explicitly provided for herein or in any other Loan Document, no notice to or demand upon the Borrower shall entitle the Borrower to other or further notice or demand in similar or other circumstances. (d) Technical Amendments. Notwithstanding anything to the contrary in this Section 13.6., if the Administrative Agent and the Borrower have jointly identified an ambiguity, omission, mistake or defect in any provision of this Agreement or an inconsistency between provisions of any Loan Document, the Administrative Agent and the Borrower shall be permitted to amend such provision or provisions to cure such ambiguity, omission, mistake, defect or inconsistency so long as to do so would not materially adversely affect the interests of the Lenders and the Issuing Bank. Any such amendment shall become effective without any further action or consent of any of other party to this Agreement. (e) Amendment and Restatement Transactions. Notwithstanding anything to the contrary in this Section 13.6, if, in connection with any amendment and/or restatement of this Agreement (as so amended and/or restated, the “Amended Agreement”), there are one or more Lenders party to this Agreement that will not be party to the Amended Agreement (each, an “Agreement Exiting Lender”), each Agreement Exiting Lender acknowledges and agrees that, so long as the Commitment of such Agreement Exiting Lender is terminated, and all outstanding obligations owing to such Agreement Exiting Lender under this Agreement and the other Loan Documents are repaid in full on the effective date of the Amended Agreement, such Agreement Exiting Lender will not be deemed to be a Lender under this Agreement as of the effective date of the Amended Agreement and shall be disregarded for purposes of determining requisite Lender approval of any amendments to this Agreement pursuant to the Amended Agreement; provided, however, that each Agreement Exiting Lender shall continue to be entitled to the benefits of any provisions under this Agreement (prior to giving effect to the Amended Agreement) that by their express terms survive the termination of this Agreement and/or the payment in full of principal, interest and all other amounts payable hereunder (prior to giving effect to the Amended Agreement), including, without limitation, Sections 3.10, 5.1, 5.4, 12.6, 13.2 and 13.9. For the avoidance of doubt, nothing in this Section 13.6(e) shall itself provide any Lender with the option of terminating its Commitment under this Agreement. Section 13.7 Nonliability of Administrative Agent and Lenders. The relationship between the Borrower, on the one hand, and the Lenders, the Issuing Banks and the Administrative Agent, on the other hand, shall be solely that of borrower and lender. None of the Administrative Agent, any Issuing Bank or any Lender shall have any fiduciary responsibilities to the Borrower and no provision in this Agreement or in any of the other Loan Documents, and no course of dealing between or among any of the parties hereto, shall be deemed to create any fiduciary duty owing by the Administrative Agent, any Issuing Bank or any Lender to any Lender, the Borrower, any Subsidiary or any other Loan Party. None of the Administrative Agent, any Issuing Bank or any Lender undertakes any responsibility to the Borrower to review or inform the Borrower of any matter in connection with any phase of the Borrower’s business or operations. Section 13.8 Confidentiality. The Administrative Agent, each Issuing Bank and each Lender shall maintain the confidentiality of all Information (as defined below) but in any event may make disclosure: (a) to its Affiliates and to its and its Affiliates’ other respective Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any actual or proposed assignee, Participant or other transferee in connection

NAI-5009845676v8 143 with a potential transfer of any Commitment, Loan or participation therein as permitted hereunder, (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, or (iii) any actual or prospective credit insurance brokers and providers; (c) as required or requested by any Governmental Authority or representative thereof or pursuant to legal process or in connection with any legal proceedings, or as otherwise required by Applicable Law (in which case the disclosing party shall use commercially reasonable efforts to promptly notify the Borrower, in advance, to the extent practicable and permitted by Applicable Law); (d) to the Administrative Agent’s, such Issuing Bank’s or such Lender’s independent auditors and other professional advisors (provided they shall be notified of the confidential nature of the information); (e) in connection with the exercise of any remedies under any Loan Document (or any Specified Derivatives Contract or Specified Cash Management Agreement) or any action or proceeding relating to any Loan Document (or any Specified Derivatives Contract or Specified Cash Management Agreement) or the enforcement of rights hereunder or thereunder; (f) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section actually known by the Administrative Agent, such Issuing Bank or such Lender to be a breach of this Section or (ii) becomes available to the Administrative Agent, any Issuing Bank, any Lender or any Affiliate of the Administrative Agent, any Issuing Bank or any Lender on a nonconfidential basis from a source other than the Borrower or any Affiliate of the Borrower; (g) to the extent requested by, or required to be disclosed to, any regulatory or similar authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners) (in which case the disclosing party shall use commercially reasonable efforts to, except with respect to any audit or examination conducted by bank accountants or any governmental regulatory authority exercising examination or regulatory authority, promptly notify the Borrower, in advance, to the extent practicable and permitted by Applicable Law); (h) of deal terms and other information customarily reported to Thomson Reuters, other bank market data collectors and similar service providers to the lending industry and service providers to the Administrative Agent and the Lenders in connection with the administration of the Loan Documents; (i) to any other party hereto; (j) on a confidential basis to the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the Loan Documents; (k) for purposes of establishing a “due diligence” defense; and (l) with the consent of the Borrower. Notwithstanding the foregoing, the Administrative Agent, each Issuing Bank and each Lender may disclose any such confidential information, without notice to the Borrower or any other Loan Party, to Governmental Authorities in connection with any regulatory examination of the Administrative Agent, such Issuing Bank or such Lender or in accordance with the regulatory compliance policy of the Administrative Agent, such Issuing Bank or such Lender. As used in this Section, the term “Information” means all information received from the Borrower, any other Loan Party, any other Subsidiary or Affiliate relating to any Loan Party or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender or any Issuing Bank on a nonconfidential basis prior to disclosure by the Borrower, any other Loan Party, any other Subsidiary or any Affiliate. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Section 13.9 Indemnification. (a) The Borrower shall indemnify the Administrative Agent (and any sub-agent thereof), each Issuing Bank, each Lender and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnified Party”) against, and hold each Indemnified Party harmless from, and shall pay or reimburse any such Indemnified Party for, any and all losses, claims (including without limitation, Environmental Claims), damages, liabilities and related expenses (including without limitation, the reasonable and documented fees, charges and disbursements of one primary counsel for all Indemnified Parties, taken as a whole, one local counsel in each applicable jurisdiction for all Indemnified Parties, taken

NAI-5009845676v8 144 as a whole, and, to the extent reasonably determined by the Administrative Agent to be necessary, one single firm of special counsel in each relevant specialty for all Indemnified Parties, taken as a whole (and solely in the case of a conflict of interest, one additional primary counsel, one additional local counsel in each applicable jurisdiction, and one additional firm of special counsel in each relevant specialty, in each case, for each group of similarly situated affected Indemnified Parties, taken as a whole)), incurred by any Indemnified Party or asserted against any Indemnified Party by any Person (including the Borrower, any other Loan Party or any other Subsidiary) other than such Indemnified Party and its Related Parties, arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto or thereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, or the Collateral, (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by any Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Borrower, any other Loan Party or any other Subsidiary, or any Environmental Claim related in any way to the Borrower, any other Loan Party, any other Subsidiary or any Collateral Property, (iv) any claim (including without limitation, any Environmental Claims), investigation, litigation or other proceeding (whether or not the Administrative Agent, any Issuing Bank or any Lender is a party thereto) and the prosecution and defense thereof, arising out of or in any way connected with the Loans, this Agreement, any other Loan Document, or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby, (v) any act, omission, condition, circumstance or failure to comply with any term, condition or requirement of the Loan Documents relating to any property or asset that is Collateral at any time, or (vi) any actual or prospective claim, litigation, investigation or proceeding (an “Indemnity Proceeding”) relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower, any other Loan Party or any other Subsidiary, and regardless of whether any Indemnified Party is a party thereto; provided, however, that such indemnity shall not, as to any Indemnified Party, be available to the extent that such losses, claims, damages, liabilities or related expenses (i) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of, or material breach of its obligations under the Loan Documents by, such Indemnified Party or (ii) arise from disputes among the Indemnified Parties not arising from an act or omission of a Loan Party. This Section 13.9. shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim. (b) If and to the extent that the obligations of the Borrower under this Section are unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under Applicable Law. (c) The Borrower’s obligations under this Section shall survive any termination of this Agreement and the other Loan Documents and the payment in full in cash of the Obligations, and are in addition to, and not in substitution of, any of the other obligations set forth in this Agreement or any other Loan Document to which it is a party. (d) References in this Section 13.9. to “Lender” or “Lenders” shall be deemed to include such Persons (and their Affiliates) in their capacity as Specified Derivatives Providers and Specified Cash Management Banks, as applicable. Section 13.10 Termination; Survival. This Agreement shall terminate at such time as (a) all of the Commitments have been terminated, (b) all Letters of Credit have terminated or expired or been canceled or replaced (other than Letters of Credit

NAI-5009845676v8 145 that have been Cash Collateralized or back-stopped), (c) none of the Lenders is obligated any longer under this Agreement to make any Loans and the Issuing Banks are no longer obligated under this Agreement to issue Letters of Credit and (d) all Obligations (other than (A) obligations which survive as provided in the following sentence, (B) obligations which expressly survive termination of the Loan Documents in accordance with their terms and (C) obligations and liabilities under Specified Derivatives Contract or Specified Cash Management Agreement) have been paid and satisfied in full. The indemnities to which the Administrative Agent, the Issuing Banks and the Lenders are entitled under the provisions of Sections 3.10., 5.1., 5.4., 12.6., 13.2. and 13.9. and any other provision of this Agreement and the other Loan Documents, and the provisions of Section 13.4., shall continue in full force and effect and shall protect the Administrative Agent, the Issuing Banks and the Lenders (i) notwithstanding any termination of this Agreement, or of the other Loan Documents, against events arising after such termination as well as before and (ii) at all times after any such party ceases to be a party to this Agreement with respect to all matters and events existing on or prior to the date such party ceased to be a party to this Agreement. Section 13.11 Severability of Provisions. If any provision of this Agreement or the other Loan Documents shall be determined by a court of competent jurisdiction to be invalid or unenforceable, that provision shall be deemed severed from the Loan Documents, and the validity, legality and enforceability of the remaining provisions shall remain in full force as though the invalid, illegal, or unenforceable provision had never been part of the Loan Documents. Section 13.12 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE. Section 13.13 Counterparts. (a) To facilitate execution, this Agreement and any amendments, waivers, consents or supplements may be executed in any number of counterparts as may be convenient or required (which may be effectively delivered by facsimile, in portable document format (“PDF”) or other similar electronic means). It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single document. It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. (b) The words “execute,” “execution,” “signed,” “signature,” “delivery” and words of like import in or related to this Agreement, any other Loan Document or any document, amendment, approval, consent, waiver, modification, information, notice, certificate, report, statement, disclosure, or authorization to be signed or delivered in connection with this Agreement or any other Loan Document or the transactions contemplated hereby shall be deemed to include Electronic Signatures or execution in the form of an Electronic Record, and contract formations on electronic platforms approved by the Administrative Agent, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Each party hereto agrees that any Electronic Signature or execution in the form of an Electronic Record shall be valid and binding on itself and each of the other parties hereto to the same extent

NAI-5009845676v8 146 as a manual, original signature. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the parties of a manually signed paper which has been converted into electronic form (such as scanned into PDF format), or an electronically signed paper converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided that without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept such Electronic Signature from any party hereto, the Administrative Agent and the other parties hereto shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of the executing party without further verification and (ii) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by an original manually executed counterpart thereof. Without limiting the generality of the foregoing, each party hereto hereby (A) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders and any of the Loan Parties, electronic images of this Agreement or any other Loan Document (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (B) waives any argument, defense or right to contest the validity or enforceability of the Loan Documents based solely on the lack of paper original copies of any Loan Documents, including with respect to any signature pages thereto. Section 13.14 Obligations with Respect to Loan Parties and Subsidiaries. The obligations of the Borrower to direct or prohibit the taking of certain actions by the other Loan Parties and Subsidiaries as specified herein shall be absolute and not subject to any defense the Borrower may have that the Borrower does not control such Loan Parties or Subsidiaries. Section 13.15 Independence of Covenants. All covenants hereunder shall be given in any jurisdiction independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists. Section 13.16 Limitation of Liability. None of the Administrative Agent, any Issuing Bank, any Lender, or any of their respective Related Parties shall have any liability with respect to, and each of Parent and the Borrower hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, consequential or punitive damages suffered or incurred by Parent or the Borrower in connection with, arising out of, or in any way related to, this Agreement, any of the other Loan Documents or any of the transactions contemplated by this Agreement or any of the other Loan Documents. Each of Parent and the Borrower hereby waives, releases, and agrees not to sue the Administrative Agent or any Lender or any of the Administrative Agent’s or any Lender’s Affiliates, officers, directors, employees, attorneys, or agents for punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Agreement, any of the other Loan Documents, the Fee Letter, or any of the transactions contemplated by this Agreement or financed hereby. Section 13.17 Entire Agreement. This Agreement and the other Loan Documents embody the final, entire agreement among the parties hereto and supersede any and all prior commitments, agreements, representations, and

NAI-5009845676v8 147 understandings, whether written or oral, relating to the subject matter hereof and thereof and may not be contradicted or varied by evidence of prior, contemporaneous, or subsequent oral agreements or discussions of the parties hereto. To the extent any term of this Agreement is inconsistent with a term of any other Loan Document to which the parties of this Agreement are party, the term of this Agreement shall control to the extent of such inconsistency. There are no oral agreements among the parties hereto relating to the subject matter hereof. Section 13.18 Construction. The Administrative Agent, each Issuing Bank, the Borrower and each Lender acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement and the other Loan Documents with its legal counsel and that this Agreement and the other Loan Documents shall be construed as if jointly drafted by the Administrative Agent, each Issuing Bank, the Borrower and each Lender. Section 13.19 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. Section 13.20 Headings. The paragraph and section headings in this Agreement are provided for convenience of reference only and shall not affect its construction or interpretation. Section 13.21 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any agreement or instrument that is a QFC (such support, “QFC Credit Support” and, each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the FDIC under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and

NAI-5009845676v8 148 Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): (a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. (b) As used in this Section 13.21., the following terms have the following meanings: “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). Section 13.22 Stamp, Intangible and Recording Taxes. The Borrower will pay or cause to be paid any and all stamp, excise, intangible, registration, recordation and similar taxes, fees or charges and shall indemnify the Administrative Agent and each Lender against any and all liabilities with respect to or resulting from any delay in the payment or omission to pay any such taxes, fees or charges, which may be payable or determined to be payable in connection

NAI-5009845676v8 149 with the execution, delivery, recording, performance or enforcement of this Agreement, the Revolving Notes and any of the other Loan Documents, the amendment, supplement, modification or waiver of or consent under this Agreement, the Revolving Notes or any of the other Loan Documents or the perfection of any rights or Liens under this Agreement, the Revolving Notes or any of the other Loan Documents. Section 13.23 Right of Contest. The Borrower shall have the right to contest in good faith and with due diligence the validity of any Tax or other claim described in Section 8.6 (each of the foregoing, a “Contested Item”); provided that: (a) no Default or Event of Default exists; (b) the Borrower shall notify the Administrative Agent in writing in advance that it intends to contest such Contested Item, and the Borrower shall keep the Administrative Agent informed of the status of such contest at reasonable intervals; (c) the Borrower provides the Administrative Agent with, at the Administrative Agent’s option, an indemnity or guaranty satisfactory to the Administrative Agent, a bond (in form, scope and substance satisfactory to the Administrative Agent and from a bonding company approved by the Administrative Agent), or other security satisfactory to the Administrative Agent (which may include, unless such Contested Item is being contested and has been paid under protest, cash in the amount of one hundred fifty percent (150%) of the amount of the Borrower’s obligations being contested plus any additional interest, charge, or penalty which may arise from such contest) assuring the discharge of the Borrower’s obligations for such claims and demands, including interest and penalties; (d) without duplication of the security granted under clause (c), adequate reserves with respect to such Contested Item are maintained on the Borrower’s books in accordance with GAAP, consistently applied; (e) such contest operates to suspend collection or enforcement, as the case may be, of the Contested Item; and (f) the Borrower diligently contests the same by appropriate legal proceedings in good faith and at its own expense and concludes such contest prior to the thirtieth (30th) day preceding the Revolving Termination Date. Notwithstanding the foregoing, the creation of any such reserves or the furnishing of other security, the Borrower promptly shall pay any Contested Item, and payment thereof shall not be deferred, if, at any time the Collateral or any portion thereof shall be, in the Administrative Agent’s judgment, in imminent danger of being forfeited or lost or if the Administrative Agent is likely to be subject to civil or criminal damages as a result thereof. If such action or proceeding is terminated, discontinued or resolved adversely to the Borrower or any other Loan Party, the Borrower shall deliver to the Administrative Agent evidence of the Borrower’s payment of such Contested Item (and the Administrative Agent shall release any cash collateral held on account of such contest to be used for such payment). If the Borrower shall fail either: (i) to discharge any Contested Item, or (ii) cause such Contested Item to be insured, bonded over or secured in the manner provided above, the Administrative Agent may, at its election (but shall not be required to), procure the release and discharge of any such Contested Item and may effect any settlement or compromise of the same, or may furnish such security or indemnity to the issuer of any applicable Title Policy, and any amounts so expended by the Administrative Agent, including premiums paid or security furnished in connection with the issuance of any surety company bonds, shall be deemed to constitute Obligations hereunder and shall be secured by the Security Documents. In compromising or discharging any claims for any Contested Item, the Administrative Agent shall not be required to inquire into the validity or amount of any such claim. [Signatures on Following Pages]

NAI-5009845676v8 [Signature Page to Credit Agreement (Orion)] /s/ Paul H. McDowell /s/ Paul H. McDowell IN WITNESS WHEREOF, the parties hereto have caused this Credit Agreement to be duly executed and delivered by their authorized officers all as of the day and year first above written. ORION PROPERTIES LP, as Borrower By: Name: Paul H. McDowell Title: Chief Executive Officer, President ORION PROPERTIES INC., as Parent By: Name: Paul H. McDowell Title: Chief Executive Officer, President

NAI-5009845676v8 [Signature Page to Credit Agreement (Orion)] /s/ Rebecca Ghermezi WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, as Issuing Bank and as a Lender By: Name: Rebecca Ghermezi Title: Vice President

NAI-5009845676v8 [Signature Page to Credit Agreement (Orion)] /s/ Carolina Arean JPMORGAN CHASE BANK, N.A., as Issuing Bank and as a Lender By: Name: Carolina Arean Title: Vice President

NAI-5009845676v8 [Signature Page to Credit Agreement (Orion)] /s/ Gianna Gioia TD BANK, N.A., as a Lender By: Name: Gianna Gioia Title: Vice President

NAI-5009845676v8 /s/ Darrin Rigler MIDFIRST BANK, as a Lender By: Name: Darrin Rigler Title: Senior Vice President